                                                           File No. 2-67464
                                                           File No. 811-3015

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /


         Post-Effective Amendment No. 40                           / X /


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X /
         Amendment No. 25

                                 ---------------
                            OHIO NATIONAL FUND, INC.
                           (Exact Name of Registrant)
                                One Financial Way
                             Cincinnati, Ohio 45242
                     (Address of Principal Executive Office)
                            Area Code (513) 794-6316
                         (Registrant's Telephone Number)

                          Ronald L. Benedict, Secretary
                            Ohio National Fund, Inc.
                                One Financial Way
                             Montgomery, Ohio 45242
                     (Name and Address of Agent for Service)


                                   Notice to:
                           W. Randolph Thompson, Esq.
                                   Of Counsel
                              Jones & Blouch L.L.P.
                                 Suite 405 West
                       1025 Thomas Jefferson Street, N.W.
                             Washington, D.C. 20007
                                 ---------------

Approximate Date of Proposed Public Offering: as soon after the effective date of this amendment as is practicable.

It is proposed that this filing will become effective (check appropriate box):

                immediately upon filing pursuant to paragraph (b)
        ___


         X      on May 1, 2000 pursuant to paragraph (b)
        ___


                60 days after filing pursuant to paragraph (a)(1)
        ___

                on (date) pursuant to paragraph (a)(1)
        ___

                75 days after filing pursuant to paragraph (a)(2)
        ___


                on (date) pursuant to paragraph (a)(3) of Rule 485.
        ___


If appropriate, check the following box:

        ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A.

                      INFORMATION REQUIRED IN A PROSPECTUS

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone 1-800-366-6654

Ohio National Fund, Inc. is a mutual fund with 21 separate investment portfolios. The Fund's investment adviser is Ohio National Investments, Inc. (the "Adviser"). Fund shares are offered only to separate accounts of The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC"). The separate accounts use Fund shares as the underlying investments for variable annuities issued by ONLI and variable life insurance contracts issued by ONLAC. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.

The Fund's portfolios are:


                                         SEE
                                         PAGE
                                         ----
EQUITY PORTFOLIO                           3
MONEY MARKET PORTFOLIO                     4
BOND PORTFOLIO                             6
OMNI PORTFOLIO                             7
INTERNATIONAL PORTFOLIO                    8
INTERNATIONAL SMALL COMPANY PORTFOLIO      9
CAPITAL APPRECIATION PORTFOLIO            10
SMALL CAP PORTFOLIO                       11
AGGRESSIVE GROWTH PORTFOLIO               12
CORE GROWTH PORTFOLIO                     13
GROWTH & INCOME PORTFOLIO                 14



                                         SEE
                                         PAGE
                                         ----
CAPITAL GROWTH PORTFOLIO                  15
S&P 500 INDEX PORTFOLIO                   16
HIGH INCOME BOND PORTFOLIO                18
EQUITY INCOME PORTFOLIO                   19
BLUE CHIP PORTFOLIO                       20
SOCIAL AWARENESS PORTFOLIO                21
STRATEGIC INCOME PORTFOLIO                22
FIRSTAR GROWTH & INCOME PORTFOLIO         24
RELATIVE VALUE PORTFOLIO                  25
NASDAQ 100 INDEX PORTFOLIO                26


--------------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND YOU NEED TO KNOW BEFORE YOU PURCHASE AN OHIO NATIONAL VARIABLE CONTRACT. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                                  MAY 1, 2000

                               TABLE OF CONTENTS



                                           PAGE
                                           ----
Investment Policies and Primary
  Risks................................       2
  Risks................................       2
Risks of Certain Investments...........      27
  Small Capitalization Companies.......      27
  Foreign Investments..................      27
  Convertible Securities...............      28
  Hedging Techniques...................      28
  Options..............................      29
  Futures, Options on Futures and
     Options on Indexes................      29
  Foreign Currency Hedging
     Transactions......................      30
  Lower-Rated Debt Securities..........      31
  S&P Lower Bond Ratings...............      32
  Special Situations...................      33
  Short Sales..........................      33
  Real Estate Securities...............      33



                                           PAGE
                                           ----
Other Investment Risks.................      34
  Repurchase Agreements................      34
  Warrants.............................      35
  Restricted and Illiquid Securities...      35
  Zero-Coupon and Pay-in-kind Debt
     Securities........................      35
  Reverse Repurchase Agreements........      35
  Leveraging (Borrowing for Investment
     Purposes).........................      36
  Securities Lending...................      36
  Mixed and Shared Funding.............      37
Fund Management........................      37
  Investment Advisory Fees.............      37
  Management of Portfolios.............      38
  Subadvisory Fees.....................      42
Purchase and Redemption of Fund
  Shares...............................      43
Dividends, Distributions and Taxes.....      43
Financial Highlights of Ohio National
  Fund, Inc............................      44
Additional Information.................      52


                     INVESTMENT POLICIES AND PRIMARY RISKS


Each portfolio has its own investment objective which it seeks through its separate investment policies. The differences in objectives and policies among the portfolios affect the risks and returns of each portfolio. We can never be sure that any portfolio will meet its investment objectives.



The investment objectives of each portfolio discussed below and in the Statement of Additional Information may only be changed if approved by a majority vote of that portfolio's shareholders. Each portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the portfolio's policies. The relatively high portfolio turnover rates for the Small Cap, Aggressive Growth, Core Growth, Growth & Income, Capital Growth and Strategic Income portfolios result in correspondingly higher brokerage costs for these portfolios. The Statement of Additional Information provides a fuller description of the types of financial instruments in which the Money Market portfolio may invest. It also defines the debt ratings of nationally recognized statistical rating organizations. It also gives information about portfolio turnover rates for each portfolio.


RISKS


YOU COULD LOSE MONEY, OR HAVE LESS RETURN THAN THE MARKET IN GENERAL, IN ANY OF THE PORTFOLIOS. ALL OF THE PORTFOLIOS ARE SUBJECT TO THESE RISKS:


Market risk refers to how much a security's price is likely to change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price.

Financial risk refers to the ability of an issuer of a debt security, such as a bond, to pay principal and/or interest on that security when due. It also refers to the earnings stability and overall financial soundness of an issuer of an equity security.

Sector risk is the possibility that a certain group or category of securities may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a limited range of securities, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.


Additional significant risks affect each portfolio to the extent it might invest in certain kinds of securities. These include the following, which are further described later in the prospectus:



Small capitalization companies generally have a market capitalization of less than $1.5 billion. Their stock prices tend to be more volatile than those of larger, better established companies and smaller companies are sometimes more subject to failure. See page 29.



Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. See page 29.



Convertible securities can be exchanged for or converted into a company's common stock. In addition to being subject to the risks of investing in stock, the value of these securities can be adversely affected by fixed income market forces such as rising interest rates. See page 30.



Hedging techniques use options, futures contracts and other derivative investments to attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance might also be diminished by the added cost of the derivative investments. See "Hedging Techniques," "Options," "Futures, Options on Futures and Options on Indexes," and "Foreign Currency Hedging Transactions" beginning on page 31.



Lower rated debt securities, sometimes called "junk bonds," are bonds rated below "investment grade." These securities have investment characteristics similar to common stock in that their values are sensitive to changes in the issuer's financial condition. Lower rated bond issuers are sometimes unable to pay interest and principal on time. See page 33.



Special situations arise when a portfolio manager believes that a development in a company or its market might have a significant favorable influence on the company's securities prices. If the development does not meet those expectations, the price of the company's securities could lag the overall market and reduce portfolio performance. See page 35.



Short sales occur when a portfolio sells a security it does not then own. While this can profit the portfolio if the price of the security declines before the delivery date, any increase in the security's price will likely result in a loss to the portfolio. See page 35.



Real estate securities may include the risks of direct ownership of real estate. These include declines in real estate values, changing economic conditions and increasing interest rates. See page 35.



Other investment risks that might be encountered by a portfolio are described beginning on page 36.



EQUITY PORTFOLIO



The objective of the Equity portfolio is long-term growth of capital. This portfolio invests primarily in common stocks or securities that may be converted into, or carry the right to buy, common stocks. It may also invest in preferred stocks, debt securities and readily marketable mortgage notes. This portfolio invests primarily in securities listed on national securities exchanges. From time to time it may also purchase securities traded in the over-the-counter market and foreign securities.

This portfolio is managed by Legg Mason Fund Adviser, Inc. ("Legg Mason") under a subadvisory agreement with the Adviser.


Legg Mason seeks long-term growth of capital using the "value" approach to investing. It purchases securities that appear to be under-priced and thus appear to offer above-average potential for capital appreciation. It then tends to hold those companies for a long time in order to reduce portfolio turnover and brokerage expenses.


Primary risks: This portfolio's primary risks are the market, financial and sector risks described above.

The following bar chart and table indicate the risks of investing in the Equity portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the Adviser managed this portfolio until August 1999.

90                                                              -3.86%
91                                                              20.18%
92                                                               7.54%
93                                                              14.09%
94                                                               0.25%
95                                                              27.20%
96                                                              18.35%
97                                                              18.17%
98                                                               5.72%
99                                                              19.87%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 19.07%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -12.47%. That was the quarter ending on September 30, 1998

  AVERAGE ANNUAL TOTAL RETURNS      ONE     FIVE      TEN
     AS OF DECEMBER 31, 1999       YEAR     YEARS    YEARS
  ----------------------------     -----    -----    -----
Equity Portfolio                   19.87%   17.65%   12.35%
S&P 500 Index                      21.04%   28.54%   18.20%

MONEY MARKET PORTFOLIO

The objective of the Money Market portfolio is maximum current income consistent with preservation of principal and liquidity. This portfolio invests in high quality money market instruments, including:

- obligations maturing in 13 months or less and issued or guaranteed as to principal and interest by the U.S. government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. government as authorized by Congress;

- commercial paper, certificates of deposit and bankers' acceptances that have received the highest rating by any two nationally recognized statistical rating organizations ("NRSRO's"), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased;

- commercial paper, certificates of deposit, bankers' acceptances or other corporate obligations maturing in 13 months or less and which, although not rated by any NRSRO, the Board of Directors determines to be of a quality comparable to that of instruments receiving either of the two highest ratings, provided, that any security determined to be comparable in quality to the second highest rating shall be included in the 5% limitation below;

- repurchase agreements with respect to any of these obligations;

- as to no more than 5% of the portfolio's assets, in commercial paper, certificates of deposit or bankers' acceptances receiving the second highest rating by any two NRSRO's (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than $1 million (or 1% of portfolio assets, if greater) may be invested in such securities of any one issuer; and


- up to 50% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.



The portfolio may only invest in instruments that the Board of Directors determines present minimal credit risks. Generally, this portfolio holds its money market securities until maturity. They are then redeemed. The portfolio normally will not realize any gain or loss on these securities. There may be times when it is necessary or appropriate to sell securities before they mature in order to shorten the portfolio's average maturity. This might be necessary to meet redemptions or because of a reevaluation of an issuer's credit-worthiness.



Primary risks: The portfolio's rate of return varies as short-term interest rates vary. The rate of return will also be affected by other factors such as the portfolio's operating expenses and any sales of portfolio securities before they mature. Generally, investment in this portfolio involves less market and financial risk than an investment in any other portfolio of the Fund. However, it is possible to lose money in this portfolio.



An investment in the Money Market portfolio is not a deposit of any bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The following bar chart and table indicate the risks of investing in the Money Market portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

90                                                               7.89%
91                                                               5.54%
92                                                               3.17%
93                                                               2.74%
94                                                               4.00%
95                                                               5.62%
96                                                               5.17%
97                                                               5.37%
98                                                               5.39%
99                                                               5.02%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 1.94%. That was the quarter ending on December 31, 1990. The lowest return for a quarter was 0.64%. That was the quarter ending on June 30,1993. The Money Market Portfolio's seven day yield ending December 31, 1999 was 5.72%.

        AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
          AS OF DECEMBER 31, 1999             YEAR    YEARS    YEARS
        ----------------------------          ----    -----    -----
Money Market Portfolio                        5.02%   5.31%    4.98%


BOND PORTFOLIO



The objective of the Bond portfolio is a high level of income and opportunity for capital appreciation consistent with preservation of capital. Investments are primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased.


At least 80% of the portfolio's assets (other than cash and U.S. government securities) will be invested in:


- publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned within the four highest bond ratings by Moody's or Standard and Poor's ("S&P"); and



- corporate debt securities used for short-term investment and limited to the top grade of these two rating services.



Up to 20% of the portfolio's assets may be invested in:



- securities having high potential for capital appreciation;



- preferred stocks, convertible securities and securities carrying warrants to purchase equity securities; and



- debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent financial statements in excess of $100 million.



This portfolio does not invest in common stocks directly. It may retain for reasonable periods of time up to 10% of its total assets in common stocks acquired by converting debt securities or exercising warrants acquired with debt securities.


This portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser's evaluation of current and anticipated market conditions.

Primary risks: The market values of debt instruments vary depending upon their respective yields. Therefore, the portfolio's net asset value per share changes from time to time as the general level of interest rates changes. Consequently, an investment in this portfolio involves substantial market risk, but should involve less financial risk than an investment in any of the portfolios that invest primarily in common stocks.

The following bar chart and table indicate the risks of investing in the Bond portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


90                                                               7.82%
91                                                              12.96%
92                                                               7.54%
93                                                              10.69%
94                                                              -3.84%
95                                                              18.90%
96                                                               3.71%
97                                                               9.28%
98                                                               5.22%
99                                                               0.58%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 6.68%. That was the quarter ending on June 30, 1995. The lowest return for a quarter was -3.46% That was the quarter ending on March 31, 1994.

        AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
          AS OF DECEMBER 31, 1999             YEAR    YEARS    YEARS
        ----------------------------          ----    -----    -----
Bond Portfolio                                0.58%   7.35%    7.11%
Lehman Brothers Government/Corporate          0.39%   7.09%    7.26%
  Bond Index -- Intermediate

OMNI PORTFOLIO

The objective of the Omni portfolio is a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments. Total rate of return consists of current income including dividends, interest and discount accruals and capital appreciation.

The Adviser adjusts the mix of investments from time to time among the various market sectors (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Sometimes the portfolio may not be invested in all three of the market sectors.

The portfolio's principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the market sectors. Within the stock sector, the Adviser seeks long-term growth of capital. Current income is a secondary goal for the stock sector. Within the bond sector, the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation is a secondary goal of the bond sector. Within the money market sector, the Adviser seeks maximum current income consistent with the preservation of principal and liquidity.

Primary risks: Investment in this portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three sectors. There is also the risk that at any given time this portfolio will invest too much or too little in each sector. On the other hand, since the risk factors affecting each sector are different, the risks of each sector often offset one another. As a result, this portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds.

The following bar chart and table indicate the risks of investing in the Omni portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


90                                                              1.91%
91                                                             18.15%
92                                                              8.60%
93                                                             12.85%
94                                                             -0.53%
95                                                             22.75%
96                                                             15.54%
97                                                             18.15%
98                                                              4.53%
99                                                             11.36%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 10.78%. That was the quarter ending on June 30, 1997. The lowest return for a quarter was -16.16% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
         AS OF DECEMBER 31, 1999           YEAR     YEARS    YEARS
      ----------------------------         -----    -----    -----
Omni Portfolio                             11.36%   14.30%   11.09%
S&P 500 Index                              21.04%   28.54%   18.20%

INTERNATIONAL PORTFOLIO

The objective of the International portfolio is total return on assets by investing primarily in securities of foreign companies. A substantial part of the portfolio's assets are stocks of established companies in economically developed countries. Normally, most of its investments are in stocks denominated in foreign currencies. It may invest in depository receipts. It may invest in investment grade fixed-income securities and foreign government securities. It may enter into forward commitments and foreign currency transactions. It may maintain reserves in foreign or U.S. money market instruments. This portfolio is managed by Federated Global Investment Management Corp. ("Federated Global") under a subadvisory agreement with the Adviser.

In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies. Federated Global evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.

This portfolio enables you to diversify your investment by participating in developed foreign economies and markets. If you also invest in domestic portfolios, the International portfolio may reduce the overall volatility of your investments because foreign countries often have business cycles, economic policies and securities markets that do not move in harmony with those in the United States.


Primary risks: In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign Investments described following these brief summaries of each portfolio's investment policies. Those risks include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.


The following bar chart and table indicate the risks of investing in the International portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the subadviser for this portfolio was Societe Generale Asset Management Corp. until the end of 1998.


94                                                              8.07%
95                                                             12.10%
96                                                             14.48%
97                                                              2.11%
98                                                              3.88%
99                                                             67.40%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 57.21%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -11.05% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS         ONE     FIVE      SINCE
        AS OF DECEMBER 31, 1999           YEAR     YEARS    4/30/93
      ----------------------------        -----    -----    -------
International Portfolio                   67.40%   17.91%    18.39%
Morgan Stanley Capital International      26.96%   12.83%    12.02%
  Europe, Australia, Far East Index

INTERNATIONAL SMALL COMPANY PORTFOLIO

The objective of the International Small Company portfolio is long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less. Any income received from investments is incidental. The portfolio invests in companies located throughout the world, in both developed economies and emerging markets. Investments will also include interests in entities such as limited partnerships, limited liability companies and business trusts. These foreign entities often issue securities comparable to common or preferred stock. This portfolio is managed by Federated Global under a subadvisory agreement with the Adviser.

Investments in foreign small companies enable you to further diversify the investments you have in foreign markets. Price changes of small companies do not always follow those of larger companies.


Primary risks: Generally, the prices of small company securities tend to be more volatile and present more risk than those of larger companies. This is especially true in the short term. Foreign investment risks include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign

Investments and Small Capitalization Companies described following these brief summaries of each portfolio's investment policies.

In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies. Federated Global evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.

The following bar chart and table indicate the risks of investing in the International Small Company portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the subadviser for this portfolio was Societe Generale Asset Management Corp. until the end of 1998. In 1999, the portfolio's investment policies were substantially changed and its name was changed from the "Global Contrarian" portfolio.


96                                                               10.52%
97                                                               11.67%
98                                                                3.53%
99                                                              108.51%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 46.35%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -11.62% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS         ONE       SINCE
        AS OF DECEMBER 31, 1999            YEAR     3/31/95
      ----------------------------        ------    -------
International Small Company Portfolio     108.51%    25.53%
Morgan Stanley Capital International
  Europe, Australia, Far East Index        26.96%    13.11%

CAPITAL APPRECIATION PORTFOLIO

The objective of the Capital Appreciation portfolio is to seek long-term growth of capital. Current income is a secondary objective. This portfolio is managed by Jennison Associates LLC ("Jennison") under a subadvisory agreement with the Adviser.

This portfolio invests primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market. Jennison seeks companies having an attractive trade-off between good earnings, growth prospects and low valuation characteristics.

The portfolio's focus is on mid-sized and large companies with two distinct characteristics:

        (1) Stocks of companies out of favor with investors, but expected by Jennison to experience a dynamic earnings cycle over the next 12 to 18 months because of -

           - corporate restructuring

           - new product development

           - industry cycle turns

           - management's increased focus on shareholder value and/or

        (2) Companies currently delivering good growth characteristics but which are, in Jennison's view, under-priced by the market because of --

           - short-term earnings disappointments relative to the market's expectations and/or

           - market uncertainty that the company can sustain its current earnings growth.


Primary risks: In addition to market risk, described above, a particular risk of this portfolio's approach is that some stocks that Jennison perceives to be under-valued by the market may not sufficiently appreciate in price during the time those stocks are held by the portfolio.


The following bar chart and table indicate the risks of investing in the Capital Appreciation portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the subadviser for this portfolio was T. Rowe Price Associates, Inc. until the end of 1999.


95                                                             20.90%
96                                                             14.13%
97                                                             15.19%
98                                                              5.91%
99                                                              6.46%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 10.57%. That was the quarter ending on June 30, 1999. The lowest return for a quarter was -2.64% That was the quarter ending on September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS   ONE       FIVE     SINCE
  AS OF DECEMBER 31, 1999      YEAR     YEARS     5/1/94
----------------------------  ------    ------    ------
Capital Appreciation
  Portfolio                    6.46%    13.01%    12.27%
S&P 500 Index                 21.04%    28.54%    25.66%

SMALL CAP PORTFOLIO

The objective of the Small Cap portfolio is maximum capital growth. The portfolio invests primarily in the common stocks of small and medium sized companies. Ordinarily, these companies are not listed on a national securities exchange but will be traded over the counter. Under normal market conditions, at least 65% of the portfolio's assets invested in common stocks of small-capitalization companies. However it may also invest in larger companies if they appear to present better prospects for capital growth. This portfolio may invest up to 30% of its assets in foreign securities. This portfolio is managed by Founders Asset Management LLC ("Founders") under a subadvisory agreement with the Adviser.


Investments in both this portfolio and one or more portfolios investing primarily in larger companies enable you to diversify your investments. Price changes of small companies do not always follow those of larger companies.


Primary risks: Generally, the prices of small company securities tend to be more volatile and present more risk than those of large companies. This is especially true in the short term. These special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.


The following bar chart and table indicate the risks of investing in the Small Cap portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


95                                                              31.15%
96                                                              16.06%
97                                                               8.47%
98                                                              10.57%
99                                                             106.46%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 44.53%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -27.98% That was the quarter ending on September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS    ONE        FIVE     SINCE
  AS OF DECEMBER 31, 1999       YEAR      YEARS     5/1/94
----------------------------  --------    ------    ------
Small Cap Portfolio            106.46%    31.13%    31.40%
Russell 2000 Index              21.26%    16.70%    14.65%

AGGRESSIVE GROWTH PORTFOLIO


The objective of the Aggressive Growth portfolio is long-term capital growth. The portfolio invests in a variety of securities that the subadviser believes have attractive growth opportunities. The portfolio normally emphasizes equity securities selected for their growth potential. However, it may invest in any type of security that the subadviser believes has the potential for capital appreciation. The portfolio may invest most or all of its assets in common stocks, preferred stocks, securities that are convertible into common or preferred stocks, and warrants. At times, the portfolio may have a substantial exposure to foreign securities. The portfolio may also invest up to 35% of its assets in non-investment grade bonds (known as junk bonds). The portfolio may also invest in options, futures, forwards or other types of derivatives for hedging purposes or to seek to enhance total return, or in special situations. This portfolio is managed by Janus Capital Corporation ("Janus") under a subadvisory agreement with the Adviser.

Janus generally uses a "bottom up" approach in selecting investments for the portfolio. Janus seeks to identify individual companies with earnings growth potential that may not yet be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of business activities or other similar selection criteria. Janus does not try to allocate foreign investments among particular countries or geographic regions. Realization of income is not a significant consideration in choosing the portfolio's investments.

Primary risks: The portfolio's main risk is that the value of its investments might decrease in response to the activities of individual companies or in response to general market and/or economic conditions. The special risks of investing in Small Capitalization Companies, Foreign Investments, Options, Futures and Options on Futures, Lower-Rated Debt Securities, and Special Situations are described following these brief summaries of each portfolio's investment policies.

The following bar chart and table indicate the risks of investing in the Aggressive Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS STRONG CAPITAL MANAGEMENT, INC. UNTIL THE END OF 1999.


96                                                              -0.65%
97                                                              12.53%
98                                                               7.84%
99                                                               5.76%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 26.19%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -17.01% That was the quarter ending on September 30, 1998.


      AVERAGE ANNUAL TOTAL RETURNS          ONE      SINCE
         AS OF DECEMBER 31, 1999           YEAR     3/31/95
      ----------------------------         -----    -------
Aggressive Growth Portfolio                 5.76%    11.00%
Russell 2500 Index                         24.15%    18.94%


CORE GROWTH PORTFOLIO


The objective of the Core Growth portfolio is long-term capital appreciation. The portfolio invests primarily in stocks of large, medium and small companies that the subadviser believes have strong business momentum, earnings growth and long-term capital appreciation. This portfolio is managed by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") under a subadvisory agreement with the Adviser.



In managing this portfolio, Pilgrim Baxter uses both quantitative and fundamental processes. They focus on business momentum, as demonstrated by such things as earnings or revenues and sales growth. Pilgrim Baxter begins by making a list of rapidly growing companies having desired quality characteristics. Pilgrim Baxter derives this list of companies by using its proprietary software and research models. These models incorporate attributes of successful growth (such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth). Then, using fundamental research, Pilgrim Baxter evaluates each company's business momentum, earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, Pilgrim Baxter tries to find investments with strong growth characteristics.


Primary risks: This portfolio's investments in small and medium capitalization companies may experience greater price volatility than portfolios investing primarily in larger, more established companies. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. If you consider investing in this portfolio, you need to maintain a long-term investment perspective because the companies in which this portfolio invests will experience stock price volatility.


The following bar chart and table indicate the risks of investing in the Core Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


97                                                              -3.08%
98                                                               8.82%
99                                                             104.95%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 56.29%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -21.47% That was the quarter ending on September 30, 1998.

    AVERAGE ANNUAL TOTAL RETURNS         ONE      SINCE
       AS OF DECEMBER 31, 1999          YEAR      1/3/97
    ----------------------------       -------    ------
Core Growth Portfolio                  104.95%    29.40%
Russell 3000 Index                      20.89%    25.52%

GROWTH & INCOME PORTFOLIO

The objective of the Growth & Income portfolio is long-term total return. The portfolio invests primarily in equity and debt securities, focusing on small-and mid-cap companies that offer the potential for capital appreciation, current income, or both. This portfolio is managed by RS Investment Management Co. LLC ("RSIM") under a subadvisory agreement with the Adviser.

The portfolio normally invests the majority of its assets in common stocks, convertible securities, bonds, and notes. Although the portfolio focuses on companies with market capitalizations of up to $5 billion, it may invest in larger companies. The portfolio may engage in short sales of securities expected to decline in price.

Primary risks: Small- and mid-cap companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. To a large extent the same risk factors apply to investments in mid-cap companies.


The following bar chart and table indicate the risks of investing in the Growth & Income portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


97                                                              36.58%
98                                                               7.09%
99                                                              62.25%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 40.44%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -13.33% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS         ONE      SINCE
        AS OF DECEMBER 31, 1999            YEAR     1/3/97
      ----------------------------        ------    ------
Growth & Income Portfolio                 62.25%    33.50%
Russell 2000 Index                        21.26%    13.08%

CAPITAL GROWTH PORTFOLIO

The objective of the Capital Growth portfolio is capital appreciation. It is managed by RSIM under a subadvisory agreement with the Adviser. It invests in an actively managed portfolio of equity securities (principally common stocks) of small cap and mid cap growth companies. These are companies that, in RSIM's opinion, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the over-all economy. Investments generally are held in companies in industry segments experiencing rapid growth or in companies with proprietary advantages. In evaluating potential investments, RSIM may consider a number of factors including the rate of earnings growth, the quality of management, the extent of proprietary operating advantage, the return on equity and/or the financial condition of the company.

Primary risks: Investments in small and mid-size companies may present greater risks than investments in large companies. The stock prices of small and mid-size companies tend to be more volatile and the companies are more subject to failure. Up to 30% of this portfolio's assets may be invested in foreign securities. The special risks of Foreign Investments and Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.



The following bar chart and table indicate the risks of investing in the Capital Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


99                                                              202.38%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 62.90%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was 4.22%. That was the quarter ending on September 30, 1999.

                AVERAGE ANNUAL TOTAL RETURNS                    ONE       SINCE
                  AS OF DECEMBER 31, 1999                      YEAR      5/1/98
                ----------------------------                  -------    -------
Capital Growth Portfolio....................................  202.38%    107.06%
Russell 2000 Index..........................................   21.26%      4.02%

S&P 500 INDEX PORTFOLIO

The objective of the S&P 500 Index portfolio is total return approximating that of the Standard & Poor's 500 Index ("S&P 500"(R)) including reinvestment of dividends, at a risk level consistent with that of the S&P 500. It seeks this objective by investing primarily in:

- common stocks and other securities that need not be included among the 500 stocks in the S&P 500, and/or

- S&P 500 stock index futures contracts hedged by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment-grade corporate bonds and money market instruments.

This strategy is intended to replicate the performance of the S&P 500. However, portfolio expenses reduce the portfolio's ability to exactly track the S&P 500. There can be no assurance that the portfolio's investments will have the desired effect.

The value of S&P 500 stock index futures contracts is tied directly to the fluctuations of the S&P 500. The portfolio's ability to use futures contracts as a substitute for maintaining a fully-invested market position in the 500 stocks comprising the S&P 500 obligates the portfolio to hedge its position by delivering a specific dollar amount equal to the difference between the value of the S&P 500 at the time the contract was made and the closing of the contract.

The futures contracts can result in a high degree of leverage so that a relatively small decline in the S&P 500 could result in a substantial loss to the portfolio, including part or all of the margin deposits required on the contracts. The portfolio seeks to offset that risk by maintaining its investments in U.S. government obligations, investment-grade corporate bonds and money market instruments. The income from these investments tends to offset the costs of the futures contracts.

Primary risks: The risks involved with Hedging Techniques are described following these brief summaries of each portfolio's investment policies. This portfolio is subject to significant sector risk.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the S&P 500 Index portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio. The Statement of Additional Information contains more information about the S&P 500 Index.


The following bar chart and table indicate the risks of investing in the S&P 500 Index portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


97                                                              31.75%
98                                                              30.00%
99                                                              25.63%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 22.27%. That was the quarter ending on December 31,1998 The lowest return for a quarter was -9.78% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE      SINCE
         AS OF DECEMBER 31, 1999           YEAR     1/3/97
      ----------------------------         -----    -------
S&P 500 Index Portfolio                    25.63%    29.20%
S&P 500 Index                              21.04%    24.55%

HIGH INCOME BOND PORTFOLIO

The objective of the High Income Bond portfolio is high current income. The portfolio invests primarily in lower rated corporate debt obligations commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of high current income. Normally, the portfolio will not invest more than 10% of its assets in equity securities. Lower rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. You should carefully assess the risks associated with this portfolio before investing.

This portfolio is managed by Federated Investment Counseling ("Federated Investment") under a subadvisory agreement with the Adviser.

Low-rated debt securities have higher yields because of their greater uncertainty of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment looks for bonds offering superior potential returns for the financial risk assumed. Federated Investment's analysis focuses on the issuer's financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.

Fixed income securities in which the portfolio invests include preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the portfolio may invest. These lower rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing highly rated bonds.

The portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference on the issuer's balance sheet. The portfolio may invest its assets in foreign securities, including those not publicly traded in the United States. The portfolio may also invest in real estate investment trusts.

Primary risks: The special risks of investing in Lower Rated Debt Securities, Convertible Securities and Real Estate Securities are described following these brief summaries of each portfolio's investment policies. There is a relatively higher risk that an issuer of low rated bonds will default by failing to pay interest or principal when due. If that happens, the portfolio loses money. Low-grade bonds are usually uncollateralized and they are subordinate to the issuer's other outstanding debt.


The following bar chart and table indicate the risks of investing in the High Income Bond portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

99                                                              1.95%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 2.80%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -2.70%. That was the quarter ending on September 30, 1999.

                AVERAGE ANNUAL TOTAL RETURNS                  ONE     SINCE
                  AS OF DECEMBER 31, 1999                     YEAR    5/1/98
                ----------------------------                  ----    ------
High Income Bond Portfolio..................................  1.95%    1.10%
First Boston High Yield Index...............................  3.28%    0.10%

EQUITY INCOME PORTFOLIO

The objective of the Equity Income portfolio is above-average income and capital appreciation. The portfolio invests primarily in income-producing equity securities including common stocks, preferred stocks, real estate investment trusts and securities (including debt securities) convertible into common stocks. The portfolio emphasizes those common stocks in each sector that have good value, attractive yield and dividend growth potential. The portfolio is managed by Federated Investment under a subadvisory agreement with the Adviser.

Federated Investment performs a technical review of potential issuers. It examines mostly companies with market capitalization over $1 billion which it believes are trading at low valuation in relation to their historic market prices and projected earnings. The portfolio's equity securities generally have a history and expectation of paying increasing dividends.

Federated Investment performs traditional fundamental analysis to select securities promising long-term value. It focuses on the current financial condition of the issuer. It examines the issuer's product strength, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment uses the "value" style of investing. It selects securities with a comparatively low volatility in share price relative to the overall market and which may provide relatively high dividend income. With this style of investing, the prices of portfolio securities may not always increase as rapidly as stocks selected for their growth characteristics because Federated Investment's investment approach is sector-neutral.

The portfolio invests in convertible securities without regard to their rating. Convertible securities are used because they typically offer high yields and good potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings below investment grade or not rated.

Primary risks: Convertible securities may be subject to some of the same risks as those inherent in junk bonds as described for the High Income Bond portfolio. This portfolio may invest in foreign securities, and it may also engage in short sales from time to time. The special risks of investing in Convertible Securities and Foreign Investments, and engaging in Short Sales, are described following these brief summaries of each portfolio's investment policies.


The following bar chart and table indicate the risks of investing in the Equity Income portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


99                                                             18.58%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 14.12%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -5.79%. That was the quarter ending on September 30, 1999.

                AVERAGE ANNUAL TOTAL RETURNS                   ONE     SINCE
                  AS OF DECEMBER 31, 1999                     YEAR     5/1/98
                ----------------------------                  -----    ------
Equity Income Portfolio.....................................  18.58%   15.50%
S&P 500 Index...............................................  21.04%   19.85%

BLUE CHIP PORTFOLIO

The objective of the Blue Chip portfolio is growth of capital and income by investing primarily in securities of high quality companies. The portfolio is managed by Federated Investment under a subadvisory agreement with the Adviser.

Federated Investment selects investments for this portfolio principally on the basis of fundamental research techniques and standards with emphasis on earning power, financial condition and valuation. The companies are among the leaders in their industries in sales, earnings, and/or market capitalization.

Federated Investment performs traditional fundamental analysis to select securities promising long-term value. It focuses on the current financial condition of the issuer. It examines the issuer's product strength, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment uses the "value" style of investing. It selects securities that are trading at low valuation in relation to their historic market prices and projected growth. With this style of investing, the prices of portfolio securities may not always increase as rapidly as stocks selected for their growth attributes.

The portfolio invests in common stocks, preferred stocks, corporate debt obligations, convertible securities, warrants, American depository receipts and foreign securities. Corporate debt obligations will be rated Baa or better by Moody's, or BBB or better by S&P or Fitch, or if not rated, will be determined by Federated Investment to be of comparable quality. If a security loses its rating or has its rating reduced after the portfolio has purchased it, Federated Investment does not need to drop the security from the portfolio, but that will be considered. Bonds rated Baa, BBB or better are considered investment grade. Those rated below that have some speculative characteristics.

Primary risks: This portfolio's primary risks are market risk and sector risk, described on page 2.


The following bar chart and table indicate the risks of investing in the Blue Chip portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


99                                                              5.86%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 9.68%. That was the quarter ending on June 30, 1999. The lowest return for a quarter was -10.54%. That was the quarter ending on September 30, 1999.

                AVERAGE ANNUAL TOTAL RETURNS                   ONE     SINCE
                  AS OF DECEMBER 31, 1999                     YEAR     5/1/98
                ----------------------------                  -----    ------
Blue Chip Portfolio.........................................   5.86%    5.19%
S&P 500 Index...............................................  21.04%   19.85%

SOCIAL AWARENESS PORTFOLIO

The objective of the Social Awareness portfolio is long-term growth of capital. It invests primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

In choosing investments, the Adviser considers a company's record in:

- quality and safety of its products and services,

- environmental protection and enhancement,

- employee relations, opportunities and safety,

- consumer relations and protection,

- community involvement, and

- expectations for the creation of new jobs and economic development due to anticipated company growth.

Each potential investment is also subject to the Adviser's standards of investment analysis. As a matter of operating policy, the portfolio will not invest in any company substantially engaged in the manufacture of or distribution of tobacco products, alcoholic beverages or weapons, or the operation of gambling casinos, or the support of repressive regimes. This policy may be modified by the Board of Directors.

The Adviser monitors and responds to changes in business practices of the companies selected for investment. In case of any adverse development, the Adviser considers whether or not the portfolio's policies require it to sell its position in that company. Any sale under those circumstances is, however, subject to prudent market considerations.

Primary risks: This portfolio is susceptible to sector risk, described on page
2.

The following bar chart and table indicate the risks of investing in the Social Awareness portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

97                                                              25.63%
98                                                             -22.41%
99                                                              17.69%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 18.74%. That was the quarter ending on June 30, 1997. The lowest return for a quarter was -27.95% That was the quarter ending on September 30, 1998.

     AVERAGE ANNUAL TOTAL RETURNS         ONE       SINCE
        AS OF DECEMBER 31, 1999           YEAR     1/3/97
     ----------------------------        ------    -------
Social Awareness Portfolio                17.69%     4.72%
Russell 2000 Index                        21.26%    13.08%

STRATEGIC INCOME PORTFOLIO

The objective of the Strategic Income portfolio is high current income by investing at least 80% of its assets in income producing securities. At least 40% of its assets are invested in a core asset group of U.S. government and corporate fixed income securities, and 5% to 20% of its assets are invested in each of the following sectors:

- foreign bonds,

- real estate investment trusts (REITs),

- domestic equity securities,

- money market instruments, and

- the following structured fixed income securities:

     - mortgage backed securities

     - collateralized mortgage obligations (CMOs),

     - adjustable rate mortgage securities (ARMS), and

     - asset-backed securities.


This portfolio is managed by Firstar Investment Research & Management Company, LLC ("FIRMCO") under a subadvisory agreement with the Adviser. FIRMCO selects the core assets based on the outlook for interest rates and their yield in relation to other fixed income securities of similar quality and maturity. They only include investment grade bonds. These are bonds rated Baa or higher by Moody's, or BBB or higher by S&P or Fitch or which, if unrated, are deemed by FIRMCO to be of comparable quality.


The foreign bonds are issued by non-U.S. companies and governments. They are investment grade, are denominated in currencies other than U.S. dollars and may include American Depository Receipts and International Depository Receipts. The portfolio may also invest in shares of investment companies that invest primarily in foreign bonds.

REITs include equity or mortgage REITs integrated to capture income diversified by sector (e.g., shopping malls, apartment buildings and health care facilities) and by geographic location.

The domestic equity category consists of high-dividend common and preferred stocks of U.S. companies with a history of stable earnings and/or growing dividends. The domestic equity category may also include warrants and securities convertible into the common stocks of these U.S. companies.

The money market category includes:

- commercial paper and Europaper (dollar-denominated commercial paper issued outside the U.S.) having at least one rating in one of the two highest categories of any NRSRO;

- instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares and bankers acceptances) if they have capital, surplus and individual profits of over $100 million, or if the principal amount of the instrument is insured by a fund administered by the Federal Deposit Insurance Corporation ("FDIC insured"), including Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs");

- obligations of the U.S. government or its agencies or instrumentalities;

- repurchase agreements, and

- other unrated short-term instruments deemed by Firstar to be of comparable quality to the other obligations in which the portfolio may invest.

This portfolio may also engage in short sales from time to time.

Primary risks: The special risks of investing in Foreign Investments and Real Estate Securities, and engaging in Short Sales, are described following these brief summaries of each portfolio's investment policies. This portfolio is particularly susceptible to sector risks, described on page 2.

The following bar chart and table indicate the risks of investing in the Strategic Income portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

97                                                              9.02%
98                                                             -1.42%
99                                                             -4.81%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 4.68%. That was the quarter ending on June 30, 1997. The lowest return for a quarter was -2.28% That was the quarter ending on December 31, 1999.

      AVERAGE ANNUAL TOTAL RETURNS         ONE       SINCE
        AS OF DECEMBER 31, 1999            YEAR     1/3/97
      ----------------------------        ------    -------
Strategic Income Portfolio                 -4.81%     0.68%
Lehman Brothers Government/Corporate        0.39%     5.49%
  Bond Index -- Intermediate

FIRSTAR GROWTH & INCOME PORTFOLIO


The objective of the Firstar Growth & Income portfolio is both reasonable income and long-term capital appreciation. The portfolio invests in income producing securities including dividend-paying common and preferred stocks as well as fixed-income securities in order to generate reasonable income. Capital appreciation is sought through investments in common stocks, particularly those of medium to large sized domestic companies whose stock is paying dividends. No more than 25% of the portfolio will be invested in foreign securities and, during normal market conditions, no more than 20% of the portfolio will be invested in securities that do not pay dividends. The portfolio is managed by FIRMCO under a subadvisory agreement with the Adviser.


Primary risks: The primary risks of this portfolio are market risk, financial risk and sector risk.


The following bar chart and table indicate the risks of investing in the Firstar Growth & Income portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that, until May 1999, the subadviser for this portfolio was Firstar, an affiliate of FIRMCO. The portfolio was called the Stellar portfolio when managed by Firstar and its investment policies were substantially different at that time.

97                                                              9.70%
98                                                              2.92%
99                                                              1.76%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 8.50%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -9.27% That was the quarter ending on September 30, 1999.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     SINCE
         AS OF DECEMBER 31, 1999           YEAR     1/3/97
      ----------------------------         -----    ------
Firstar Growth & Income Portfolio           1.76%    4.75%
S&P 500 Index                              21.04%   27.55%

RELATIVE VALUE PORTFOLIO


The objective of the Relative Value portfolio is to obtain the highest total return that is consistent with reasonable risk. The portfolio invests primarily in stocks which FIRMCO believes will have low volatility, above-average yields, and are undervalued relative to the stocks comprising the S&P 500. Unless it is in a defensive position, at least 70% of the portfolio's assets will be invested in common stocks of companies whose revenues are in the top 25% of their industries. However, other factors, such as product position or market share, will also be considered and may outweigh revenues.


The portfolio also invests in fixed income securities. These include:

- convertible securities;

- investment grade domestic corporate debt obligations that are rated or A or higher by Moody's, S&P or Fitch; and

- obligations of the U.S. government or its agencies or instrumentalities.


This portfolio is managed by FIRMCO under a subadvisory agreement with the Adviser.


Primary risks: The primary risks of this portfolio are market risk, financial risk and sector risk.


The following bar chart and table indicate the risks of investing in the Relative Value portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

97                                                              28.28%
98                                                              20.72%
99                                                               7.43%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 21.27%. That was the quarter ending on December 31, 1998. The lowest return for a quarter was -10.16% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     SINCE
         AS OF DECEMBER 31, 1999           YEAR     1/3/97
      ----------------------------         -----    ------
Relative Value Portfolio                    7.43%   18.54%
S&P 500 Index                              21.04%   27.55%

NASDAQ 100 INDEX PORTFOLIO

The objective of the Nasdaq 100 Index portfolio is long-term growth of capital. The portfolio invests primarily in stocks that are included in the Nasdaq 100(R) Index. It may also invest in other securities whose performance is expected to correlate to that of the Nasdaq 100 Index, including "Qubes." Qubes are derivatives issued by the Nasdaq 100 Trust.


The portfolio does not attempt to hold all of the stocks represented in the Nasdaq 100 Index. The Index is a modified capitalization-weighted index. That means the stocks of larger companies count for more in the Index than do the stocks of smaller companies. While it is composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotation system, its capitalization weighting gives a small number (less than 10) of the 100 stocks a majority of the market value of the Index. Thus, the Adviser believes the portfolio can replicate the Index without owning all 100 stocks. It is the Adviser's policy generally to not invest more than 20% of the portfolio's assets in the stock and other securities of any single issuer, even if that issuer represents more than 20% of the Index.


The Nasdaq 100(R), Nasdaq 100 Index(R) and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Adviser has licensed these marks for the portfolio's use. Nasdaq has not passed on the portfolio's legality or suitability. Nasdaq does not sponsor, endorse, sell or promote the portfolio. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Primary risks: Unlike the other portfolios, THE NASDAQ 100 INDEX PORTFOLIO IS A NON-DIVERSIFIED FUND. This portfolio is not limited by the diversification standards that restrict the other portfolios (as to at least 75% of their assets) to not invest more than 5% of assets in the securities of any one issuer. Several individual stocks represented in the Nasdaq 100 Index each comprise substantially more than 5% of the market value of the Index. The diversification standards of the other portfolios also prevent them from investing more than 25% of their assets in any one industry. The Nasdaq 100 Index is predominated by issuers in the technology sector.

The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down. For this reason, investors should consider limiting their investments in this portfolio.

The portfolio invests mostly in small and mid-sized companies. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.

This portfolio began its operations in May 2000.

                          RISKS OF CERTAIN INVESTMENTS

The kinds of investments described on the following pages can be made by most of the portfolios. These risk considerations and others are further explained in the Statement of Additional Information.


SMALL CAPITALIZATION COMPANIES


Small capitalization companies generally have a market capitalization of less than $1.5 billion. (Market capitalization is the number of shares outstanding for a company multiplied times the price per share.) These companies are often still in their developing stage. Small companies are often selected for investment in a portfolio because the Adviser or subadivser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Small companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have limited product lines, markets and financial resources. Their management often depends on one or a few key people. Their securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Small company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a portfolio to buy or sell significant amounts of a small company's shares, or those transactions might impact the shares' market prices unfavorably.

All of the portfolios except Money Market and Blue Chip can invest in small companies. The International Small Company, Small Cap, Aggressive Growth, Core Growth, Growth & Income, Capital Growth and Nasdaq 100 Index portfolios may concentrate their investments in these securities

FOREIGN INVESTMENTS

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

- changes in currency rates

- currency exchange control regulations

- seizure or nationalization of companies

- political or economic instability

- unforeseen taxes

- difficulty of obtaining or interpreting financial information under foreign accounting standards

- trading in markets that are less efficient than in the U.S.

- lack of information regarding securities issuers

- imposition of legal restraints affecting investments

- reversion to closed markets or controlled economies

- national economies based on a few industries or dependent on revenue from certain commodities

- local economies and/or markets vulnerable to global conditions

- volatile inflation rates and debt burdens

- less regulatory protection.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines. These factors are generally less typical of the developed counties.

In selecting foreign investments, the Adviser and subadvisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

All of the portfolios can invest in foreign securities, although foreign securities purchased by the Money Market portfolio must be denominated in U.S. dollars and held in custody in the United States. The International and International Small Company portfolios may be invested entirely in foreign securities.


CONVERTIBLE SECURITIES


Convertible securities can be exchanged for or converted into common stock. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock
(DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.


As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer's common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called "investment value." The convertible security then may not experience the same decline as the underlying common stock.


Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

All of the portfolios other than the Money Market portfolio can purchase convertible securities.

HEDGING TECHNIQUES

Each portfolio (other than the Money Market portfolio) may, primarily for hedging purposes, buy and sell various kinds of put and call options, financial futures contracts, index futures contracts, forward foreign currency contracts, foreign currency options and foreign currency futures contracts. The use for hedging purposes of options and futures contracts on securities and foreign currencies involves certain risks. These include:

- whether the Adviser or subadviser can predict correctly the direction of changes in stock prices, interest rates, currency prices and other economic factors,

- whether there is enough market liquidity to permit a portfolio to close out positions taken, and

- whether price changes in portfolio securities subject to a hedge follow price changes in securities or currencies underlying options and futures contracts.

None of these can be assured. A more complete discussion of the risks involved with hedging techniques is contained in the Statement of Additional Information.

OPTIONS

The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, a portfolio may write call options when the Adviser or subadviser believes that the option premium will yield a greater return to the portfolio than might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for that option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price, less the premium paid for the option, the portfolio will exercise the option. This will reduce the loss the portfolio would have otherwise suffered. Therefore, a portfolio may purchase put options when the Adviser or subadviser believes that the market price of the underlying security is more likely to decrease than increase or as a hedge against a decrease in the price of a security held by the portfolio.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

FUTURES, OPTIONS ON FUTURES AND OPTIONS ON INDEXES

One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit a portfolio to close a position when it wants to do so. Then, besides continuing to be subject to the margin requirements, the portfolio would have a gain or loss to the extent that the price change in the securities subject to the hedge differed from the position. To limit this risk, a portfolio will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be partly due to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of the portfolio's assets would not be offset by a change in the value of the contracts and options it had bought.

When a portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. There is no such limit when a portfolio enters into a futures contract. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index is not more than the premium paid for the option.

The success of a hedge depends upon the Adviser's or subadviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, the portfolio could suffer a loss and it would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price change in a futures contract may result in an immediate big gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day. It does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices sometimes move to the daily limit for several consecutive trading days with little or no trading. When this happens, futures cannot be liquidated promptly and some futures traders have big losses.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract's delivery date arrives, the portfolio may either deliver of the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver.

Conversely, the portfolio may have to sell some currency on the spot market when its hedged security is sold if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.


LOWER-RATED DEBT SECURITIES


Certain portfolios may purchase lower-rated debt securities, sometimes referred to as "junk bonds." These are rated BB or lower by S&P or Fitch, or Ba or lower by Moody's). As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information. Only the High Income Bond portfolio invests more than 35% of its assets in junk bonds. The Capital Appreciation, Aggressive Growth and Equity Income portfolios may invest more than 10% of their assets in these securities.

When bonds have lower ratings it is more likely that adverse changes in the issuer's financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer's ability to pay the bond's interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond's values more volatile and it could limit the portfolio's ability to sell its securities at prices approximating the values that portfolio had placed on such securities. If there is no liquid trading market for its securities, a portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody's, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security's market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of a portfolio's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the portfolio's net asset value. A portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or subadviser will monitor the investment to determine if continuing to hold the security will meet the portfolio's investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a "leveraged buy-out" transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer's financial condition it may be harder for a portfolio to sell lower-rated securities or the portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a portfolio's net asset value. In order to enforce its rights in the event of a default, a portfolio may have to take possession of and manage assets securing the issuer's obligations on such securities. This might increase the portfolio's operating expenses and adversely affect the portfolio's net asset value. A portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for low rated securities. This may make it more difficult for a portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A portfolio may hold securities that give the issuer the option to "call," or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P LOWER BOND RATINGS

Debt rated "BB," "B," "CC," and "C," is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI The rating "CI" is reserved for income bonds on which no interest is being paid.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from "BB" to "CCC" may be modified by adding a plus (+) or minus (-) to show relative standing within the major rating categories.

SPECIAL SITUATIONS

Portfolios may invest in special situations. These arise when the portfolio manager believes the securities of a particular issuer are likely to appreciate in value because of a development that will give the issuer an advantage over its competitors. Developments creating a special situation might include a new product or new process, a technological breakthrough, a management change or other extraordinary corporate event, or difference in market supply of and demand for the security. The portfolio's performance could suffer if the anticipated development in a special situation investment does not occur or if it does not attract the expected attention of later investors.


SHORT SALES


The Aggressive Growth, Strategic Income, High Income Bond, Equity Income and Blue Chip portfolios may engage in short sales. In these transactions, the portfolio sells a security it does not own because the subadviser expects the market value of that security to decline. To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio then has to replace the borrowed security by purchasing it at the current market price. The price may then be more or less than the price at which the portfolio sold the security. Until the security is replaced, the portfolio has to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. The portfolio also may have to pay a premium to borrow the security. This increases the cost of the security sold. The broker keeps the proceeds of the short sale to the extent necessary to meet margin requirements until the portfolio closes its short position.


The frequency of short sales that the portfolios engage in varies under different market conditions. No securities will be sold short if, after effect is given to that short sale, the total market value of all securities sold short would exceed 25% of the value of a portfolio's net assets. This is a nonfundamental operating policy and it may be changed without shareholder approval.


A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. Conversely, a portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what you would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a portfolio may have to pay in a short sale.


REAL ESTATE SECURITIES


Real estate investments generally represent a substantial portion of the Strategic Income portfolio. The High Income Bond portfolio may also have significant amounts of real estate investments. The real estate investments are limited to securities secured by real estate or interests therein and securities issued by companies that invest in real estate or interests therein. These investments may have risks associated with direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.

Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate, or real estate related loans or interests. REITs are often not diversified. They are subject to the risk of financing projects. They may also be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REIT's often depend upon the skills of property managers.

REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. A REIT is not taxed on income distributed to owners if the REIT complies with Internal Revenue Code requirements.

REITs may subject a portfolio to certain risks associated with the direct ownership of real estate. These risks include:

- possible declines in the value of real estate;

- possible lack of availability of mortgage funds;

- extended vacancies of properties;

- risks related to general and local economic conditions;

- overbuilding;

- increases in competition, property taxes and operating expenses;

- changes in zoning laws;

- costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

- casualty or condemnation losses;

- uninsured damages from floods, earthquakes or other natural disasters;

- limitations on and variations in rents; and

- changes in interest rates.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended or changes in interest rates.


                             OTHER INVESTMENT RISKS



Some portfolios might engage in the following types of investments. To that extent, they will incur the risks described below.



REPURCHASE AGREEMENTS



Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.



Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or subadviser to present minimal credit risks in accordance with criteria established by the Fund's Board of Directors. The Adviser and subadvisers review and monitor the creditworthiness of sellers under the Board's general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian.



If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the portfolio might have a delay in obtaining its collateral. The portfolio would then have a loss if the collateral declines in value.



All of the portfolios may invest in repurchase agreements. The period of these repurchase agreements is usually short, from overnight to one week. At no time will a portfolio invest in repurchase agreements for more than one year. These transactions enable a portfolio to earn a return on temporarily available cash. The Strategic Income portfolio may invest more than 10% of its assets in agreements maturing in more than seven days.



WARRANTS



Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less that a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.



All of the portfolios other than the Money Market portfolio can purchase warrants.



RESTRICTED AND ILLIQUID SECURITIES



Restricted securities are subject to restrictions on resale under federal securities law. Each of the Money Market, Bond and Omni portfolios may invest up to 10% of its assets in illiquid securities. Each of the other portfolios may invest up to 15% in illiquid securities. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:



- the frequency of trades and quotes for the security;



- the number of dealers willing to purchase or sell the security, and the number of other potential buyers;



- dealer undertakings to make a market in the security; and



- the nature of the security and the nature of the marketplace trades.



ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES



Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.



All of the portfolios other than the Money Market portfolio can invest in these securities. The Capital Appreciation and High Income Bond portfolios may invest more than 10% of their assets in these.



REVERSE REPURCHASE AGREEMENTS



Under a reverse repurchase agreement, a portfolio sells a debt security to a bank or broker-dealer. The portfolio agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed future date, the portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio. The portfolios must abide by their investment restrictions for borrowing money.



All of the portfolios other than the Money Market portfolio may invest in reverse repurchase agreements. Only the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income, Blue Chip and Strategic Income portfolios may invest more than 10% of their assets in reverse repurchase agreements.



LEVERAGING (BORROWING FOR INVESTMENT PURPOSES)



The Capital Appreciation, Aggressive Growth, Growth & Income, Strategic Income, Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios may borrow for investment purposes. This is generally unsecured, except to the extent the portfolios enter into reverse repurchase agreements. The Investment Company Act of 1940 requires these portfolios to maintain continuous asset coverage three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the portfolio to sell securities then.



Borrowing may increase a portfolio's net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio's securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a portfolio will have to pay, that portfolio's net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.



SECURITIES LENDING



A portfolio (other than the Money Market portfolio) may increase its total return by lending its securities. It may do this if:



- the loan is secured by collateral consisting of U.S. government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned;



- the portfolio may at any time call the loan and regain the securities loaned;



- the portfolio will receive any interest or dividend paid on the loaned securities; and



- the aggregate market value of any securities loaned never exceeds one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio.



The risks in lending portfolio securities include the possible delay in recovering the securities or possible loss of rights in the collateral if the borrower fails financially. Before a portfolio enters into a loan, the Adviser or subadviser considers all relevant facts and circumstances. These include the creditworthiness of the borrower. Voting rights on the loaned securities pass to the borrower. However, the portfolio retains the right to call the loans at any time on reasonable notice. The portfolio will do so if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.



MIXED AND SHARED FUNDING



In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. ONLI, ONLAC and the Fund do not currently foresee any such disadvantage. The Board of Directors will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:



- changes in state insurance law;



- changes in federal income tax law;



- changes in the investment management of any portfolio; or



- differences between voting instructions given by variable life and variable annuity contract owners.



The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. ONLI's and ONLAC's separate accounts are the sole Fund shareholders. ONLI and ONLAC will vote the Fund shares attributable to your contracts as you direct.


                                FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of ONLI. The Adviser uses ONLI's investments personnel and administrative systems. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund's investment adviser since May 1996. Before that, the Fund's investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLI.

ONLI provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLI, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

INVESTMENT ADVISORY FEES

As compensation for the Adviser's services, the Fund pays the Adviser annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The fees are based on the following schedule:

- for the Equity portfolio, 0.80% of the first $500 million, and 0.75% of average daily net assets over $500 million;

- for each of the Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

- for the Money Market portfolio, 0.30% of the first $100 million, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion; (The Adviser is presently waiving any of its fees for the Money Market portfolio in excess of 0.25%)

- for each of the International, Relative Value, Capital Growth, Blue Chip and Firstar Growth & Income portfolios, 0.90% of each portfolio's average daily net assets; (The Adviser is presently waiving any of its fees for the International portfolio in excess of 0.85%)

- for each of the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets;

- for the Core Growth portfolio, 0.95% of the first $150 million, and 0.80% of average daily net assets over $150 million;

- for the Growth & Income portfolio, 0.85% of the first $200 million, and 0.80% of average daily net assets over $200 million;

- for the S&P 500 Index portfolio 0.40% of the first $100 million, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

- for the International Small Company portfolio, 1.00% of that portfolio's average daily net assets, and

- for each of the High Income Bond, Equity Income and Nasdaq 100 Index portfolios, 0.75% of each portfolio's average daily net assets.

In 1999, the Fund paid the Adviser at the following effective rates:

Equity Portfolio.......................    0.64%   Growth & Income Portfolio..............    0.85%
*Money Market Portfolio.................   0.25%   Capital Growth Portfolio...............    0.90%
Bond Portfolio.........................    0.60%   S&P 500 Index Portfolio................    0.38%
Omni Portfolio.........................    0.54%   High Income Bond Portfolio.............    0.75%
*International Portfolio................   0.85%   Equity Income Portfolio................    0.75%
International Small Company                0.90%   Blue Chip Portfolio....................    0.90%
  Portfolio............................
Capital Appreciation Portfolio.........    0.80%   Social Awareness Portfolio.............    0.60%
Small Cap Portfolio....................    0.80%   Strategic Income Portfolio.............    0.80%
Aggressive Growth Portfolio............    0.80%   Firstar Growth & Income Portfolio......    0.90%
Core Growth Portfolio..................    0.95%   Relative Value Portfolio...............    0.90%
                                                   Nasdaq 100 Index Portfolio.............    N/A

* Without the voluntary fee waiver, the rate would have been 0.30% for the Money Market portfolio and 0.90% for the International portfolio.

MANAGEMENT OF PORTFOLIOS

The Adviser's president is Christopher Carlson. He is a vice president and senior investment officer of ONLI. He oversees the management of the Money Market, Bond, Omni, S&P 500 Index, Social Awareness and Nasdaq 100 Index portfolios. Mr. Carlson has a bachelor's degree in psychology from the University of Richmond and a master of business administration degree in finance from the University of Cincinnati. He has been an investment officer of ONLI since 1993. For twelve years before that he was involved in developing commercial real estate.

Michael Boedeker is a vice president of the Adviser. He has managed the Bond portfolio since 1989. He is a chartered financial analyst with a bachelor's degree in business and a master of business administration degree in finance, both from Indiana University. Mr. Boedeker is vice president and senior investment officer of ONLI. He has been responsible for fixed income securities for ONLI since 1989. Before that, he had over 20 years of experience in fixed income securities and mutual fund management, most recently as senior vice president and chief investment officer of Mutual Security Life Insurance Co. for more than 5 years.


Stephen Komrska is a vice president of the Adviser. He has been the portfolio manager of the Omni and Social Awareness portfolios since 1999. He has been an investment officer of ONLI and has managed equity securities for ONLI and the Adviser since 1997. For six years before that he was a fixed income securities analyst and high yield bond portfolio manager for Ohio Casualty Insurance Company. Mr. Komrska is a chartered financial analyst with a bachelor of business administration degree in finance and marketing from the University of Michigan and a master of business administration degree in management from the University of Cincinnati.



Bret Parrish is a vice president of the Adviser. He has managed the S&P 500 Index and Nasdaq 100 Index portfolios since 2000. He has been an investment officer of ONLI since 2000. For four years before that he was a fixed income portfolio manager for the Ohio Casualty Group. For two years before that he was in a financial management training program for Ohio Casualty while also teaching finance courses at Miami University. Mr. Parrish is a chartered financial analyst with a bachelor of arts degree in economics from Denison University and a master of business administration degree in finance from Miami University.



The Adviser uses other investment adviser firms as subadvisers to direct the investments of certain portfolios. The subadvisers are:


LEGG MASON FUND ADVISER, INC. (Legg Mason) has managed the EQUITY portfolio since August 1999. Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202. It was founded in 1982 to manage equity mutual funds. Legg Mason is wholly owned by Legg Mason, Inc. Before August 1999, the Equity portfolio was managed by the Adviser.

The portfolio manager of the Equity portfolio is William Miller. He is Legg Mason's chief executive officer and president. He is a chartered financial analyst with an economics degree from Washington and Lee University and graduate studies in the Ph.D. program at John Hopkins University. Mr. Miller has been the portfolio manager of the Legg Mason Value Trust, Inc. since 1990. Until then, he served as that fund's co-manager from its inception in 1982. Before that he was a corporate treasurer.

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP. (Federated Global) has managed the INTERNATIONAL and INTERNATIONAL SMALL COMPANY portfolios since January 1999. Federated Global is located at 175 Water Street, New York, New York 10038. It is affiliated with Federated Investors, Inc. Federated Global was formed in 1995 to manage mutual funds and other pooled investment accounts consisting primarily of foreign securities. Before 1999, Societe Generale Asset Management Corp. managed the International and International Small Company portfolios. The International Small Company portfolio then had different investment objectives and its name was the Global Contrarian portfolio.

The portfolio managers of the International portfolio are Alexandre de Bethmann and Henry Frantzen. Mr. de Bethmann has been a vice president and senior portfolio manager for Federated Global since 1995. Before that, he had been assistant vice president and portfolio manager for Japanese and Korean equities at the College Retirement Equities Fund. Mr. de Bethmann is a chartered financial analyst. He has a bachelor of science degree from the Universite Paris X, Nanterre, and a master of business administration degree in finance from Duke University.


Henry Frantzen is the chief investment officer, international, of Federated Global. He joined Federated Global as its executive vice president when it was established in 1995. For four years prior to that, he served as chief investment officer of international securities at Brown Brothers Harriman & Co., and for three years before that he was the executive vice president and director of equities at Oppenheimer Management Corporation. He is a financial analyst fellow. He has a bachelor of science degree from the University of North Dakota.


The portfolio managers of the International Small Company portfolio are Leonardo Vila and Henry Frantzen. Mr. Vila has been an assistant vice president and senior investment analyst with Federated Global since 1998. For three years before that, he was a quantitative analyst for Federated Investment Counseling. He held earlier positions as an equity research manager for the American Stock Exchange, a systems analyst for Kemper Group, a senior programming analyst for Manufacturers Hanover Trust and an associate of J.P. Morgan & Co. Mr. Vila has a bachelor of science degree from Arizona State University and a master of business administration degree emphasizing quantitative research from St. John's University.

JENNISON ASSOCIATES LLC (Jennison) has managed the CAPITAL APPRECIATION portfolio since 2000. Jennison is located at 466 Lexington Avenue, New York, New York 10017. It is an investment adviser that has managed large pools of assets for tax-free institutions since 1969. It is wholly owned by The Prudential Insurance Company of America. Before 2000, T. Rowe Price Associates, Inc. managed the Capital Appreciation portfolio.


The portfolio manager of the Capital Appreciation portfolio is Bradley Goldberg. He is a director, executive vice president, balanced portfolio manager and chairman of the asset allocation committee of Jennison. Before joining Jennison in 1974, Mr. Goldberg was vice president and group head in the investment research division of Bankers Trust Company. Mr. Goldberg is a chartered financial analyst with a bachelor of science degree from the University of Illinois and a master of business administration degree from New York University.



FOUNDERS ASSET MANAGEMENT LLC (Founders) has managed the SMALL CAP portfolio since 1994. Founders is located at 2930 East Third Avenue, Denver, Colorado 80206. It manages the Dreyfus Founders group of mutual funds and private investment accounts. Founders was established in 1938. In 1998 it became a subsidiary of Mellon Bank.


The portfolio manager of the Small Cap portfolio is Robert Ammann. Robert Ammann is vice president of investments of Founders. He has managed the Small Cap portfolio since 1999. He has been a portfolio manager for Founders since 1997 and for four year before that he was a securities research analyst for Founders. Before that he was a financial statistician for S&P Compustat Services, Inc. Mr. Ammann is a chartered financial analyst. He has a bachelor's degree in finance from Colorado State University.


JANUS CAPITAL CORPORATION (Janus) has managed the AGGRESSIVE GROWTH portfolio since 2000. Janus is located at 100 Fillmore Street, Denver, Colorado 80206. It has been an investment adviser since 1970. It manages all the Janus mutual funds; it is the subadviser for several private label mutual funds, and it also manages institutional accounts. Janus is controlled by Stilwell Financial, Inc., a subsidiary of Kansas City Southern Industries. Before 2000, Strong Capital Management, Inc. managed the Aggressive Growth portfolio.


The portfolio manager of the Aggressive Growth portfolio is Claire Young. She has been executive vice president and portfolio manager of the Janus Olympus Fund since 1997. Prior to that, she served as assistant portfolio manager of the Janus Growth & Income Fund and the Janus Twenty Fund. Ms. Young joined Janus in January 1992. Ms. Young is a chartered financial analyst with a bachelor of science degree in electrical engineering from Yale University.

PILGRIM BAXTER & ASSOCIATES, LTD. (Pilgrim Baxter) has managed the Core Growth portfolio since 1997. Pilgrim Baxter is located at 825 Duportail Road, Wayne, Pennsylvania 19087. It is controlled by United Asset Management Corp. located in Boston, Massachusetts. With its predecessors, Pilgrim Baxter has been an investment adviser since 1982. It manages the PBHG mutual funds.

The portfolio manager of the Core Growth portfolio is Jeffrey Wrona. He is also the portfolio manager of the PBHG Growth II portfolio, co-manager of the PBHG Technology & Communications Fund and has managed other small and mid cap portfolios for Pilgrim Baxter since 1997. He was a senior portfolio manager at Munder Capital Management for seven years. He has also been a securities analyst for Drexel Burnham Lambert and a design engineer for Ford Motor Company. Mr. Wrona is a chartered financial analyst. He has a bachelor's degree in engineering and a master of business administration degree from the University of Michigan.


RS INVESTMENT MANAGEMENT CO. LLC (RSIM) has managed the GROWTH & INCOME portfolio since 1997 and the CAPITAL GROWTH portfolio since 1998. RSIM is located at 555 California Street, San Francisco, California 94104. It has been an investment adviser since 1978. RSIM specializes in growth companies. It manages the Robertson Stephens mutual funds plus private and institutional investment pools.


The portfolio manager of the Growth & Income portfolio is John Wallace. He is a managing director of RISM. He has managed the Growth & Income portfolio since 1997. He has a bachelor's degree in Spanish and anthropology from the University of Idaho and a master of business administration degree from Pace University. He joined RSIM in 1995. For nine years before that he was a mutual fund portfolio manager for Oppenheimer Management Corp. Prior to that, he had been the co-founder, owner and operator of an Ecuadorian export firm.

The portfolio manager of the Capital Growth portfolio is James Callinan. He joined RSIM as the portfolio manager of its Small Cap Growth Fund in 1996. For ten years before that he was employed by Putnam Investments, the last two years of which he served as portfolio manager of the OTC Putnam Emerging Growth Fund. Mr. Callinan is a chartered financial analyst. He has a bachelor's degree in economics from Harvard College, a master of science in accounting from New York University and a master of business administration degree from Harvard Business School.

FEDERATED INVESTMENT COUNSELING (Federated Investment) has managed the HIGH INCOME BOND, EQUITY INCOME and BLUE CHIP portfolios since 1998. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. FIC has been an investment adviser since 1989. It is a subsidiary of Federated Investors, Inc. Together with other Federated affiliates, Federated Investment manages the Federated group of mutual funds.


The portfolio manager of the High Income Bond portfolio is Mark Durbiano. Mark Durbiano has been a senior vice president of Federated Investment since 1996 and he was a vice president for 8 years before that. He has been with Federated Investment and its affiliates since 1982 and has managed the Federated High Income Bond Fund II since 1994. He is a chartered financial analyst. He has a bachelor's degree in economics from Dickinson College and a master of business administration in finance from the University of Pittsburgh.


The portfolio managers of the Equity Income portfolio are Linda Duessel and Steven Lehman. Linda Duessel has been a vice president of Federated Investment since 1995. She was an assistant vice president for four years before that. Ms. Duessel is a chartered financial analyst. She has a bachelor's degree in economics from the University of Pittsburgh and a master of science in industrial administration from Carnegie Mellon University. She is also a certified public accountant.

Steven Lehman has been a vice president of Federated Investment since 1997. For twelve years before that he served as a portfolio manager, then vice president and senior portfolio manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a chartered financial analyst. He has a bachelor's degree in economics from Ripon College and a master's degree from the University of Chicago.

The portfolio managers of the Blue Chip portfolio are Michael Donnelly and Arthur Barry. Michael Donnelly has been a vice president of Federated Investment since 1994. He was an investment analyst and assistant vice president of Federated Investment for five years prior to that. He is a chartered financial analyst. He has a bachelor's degree in economics from Georgetown University and a master of business administration from the University of Virginia.

Arthur Barry joined an affiliate of Federated Investment in 1994 as an investment analyst. He has been a vice president of Federated Investment since July 1998. He is a chartered financial analyst. He has a master of science degree in finance and accounting from Carnegie Mellon University.


FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC (FIRMCO) has managed the FIRSTAR GROWTH & INCOME portfolio since 1999 and it has managed the STRATEGIC INCOME and RELATIVE VALUE portfolios since 2000. FIRMCO is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. FIRMCO is an affiliate of Firstar Bank, N.A. (Firstar). It is the investment adviser to the Firstar Funds family of mutual funds. Firstar previously managed these portfolios. Prior to May 1999, the Firstar Growth & Income portfolio had different investment objectives and its name was the Stellar portfolio.


The portfolio managers of the Firstar Growth & Income portfolio are Marian Zentmyer and David Lettenberger. Marian Zentmyer has been chief equity investment officer of FIRMCO since 1998. She became an equity fund manager of FIRMCO in 1989 after having joined Firstar as a financial planning and research analyst seven years earlier. She was a financial planner with a brokerage firm for four years before that. Ms. Zentmyer is a chartered financial analyst. She has a bachelor's degree from Stanford University.

David Lettenberger is vice president and portfolio manager of FIRMCO. He has been a portfolio manager and research analyst with Firstar since 1999. For four years before that, he managed a small cap growth fund for M&I Investment Management, an affiliate of Marshall & Ilsley Bank. Mr. Lettenberger is a chartered financial analyst and he has a bachelor's degree in finance and economics from Marquette University.


The portfolio manager of the Relative Value portfolio is Joseph Belew. He is a vice president and trust officer of Firstar. He has been a trust officer and investment manager of Firstar since 1979. He has a bachelor's degree in business management from Belmont College.



The portfolio manager of the Strategic Income portfolio is Kirk Mentzer. Kirk Mentzer is senior trust officer and director of fixed income research for the capital management division of Firstar. He manages the REIT, structured fixed income and money market components of the Strategic Income portfolio. He is responsible for fixed income investment policy and strategy for Firstar's capital management division. He has a bachelor's degree in finance and insurance from the University of Cincinnati and a master's degree in finance from Xavier University. He has been a trust officer for Firstar since 1989.


SUBADVISORY FEES

As compensation for their subadvisory services the Adviser (and not the Fund) pays:

- Legg Mason a fee at the annual rate of 0.45% of the first $500 million, and 0.40% of average daily net assets in excess of $500 million of the Equity portfolio;

- Federated Global fees at the annual rate of

     - 0.40% of the first $200 million, and 0.35% of average daily net assets in excess of $200 million of the International portfolio, and

     - 0.75% of the first $100 million, and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

- Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of average daily net assets in excess of $1 billion of the Capital Appreciation portfolio;

- Founders a fee at the annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of average daily net assets in excess of $300 million of the Small Cap portfolio;

- Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net assets in excess of $500 million of the Aggressive Growth portfolio;

- Pilgrim Baxter a fee at the annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio;

- RSIM fees at the annual rate of

     - 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

     - 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of average daily net assets in excess of $200 million of the Capital Growth portfolio;

- Federated Investment fees at the annual rate of

     - 0.50% of the first $30 million, 0.40% of the next $20 million. 0.30% of the next $25 million, 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

     - 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of average daily net assets in excess of $100 million of the assets of each of the Equity Income and Blue Chip portfolios; and



- FIRMCO fees at the annual rate of



     - 0.65% of the first $50 million, and 0.60% of average daily net assets in excess of $50 million of the Firstar Growth & Income portfolio, and



     - 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income portfolio, and



     - 0.65% of the first $50 million, and 0.60% of average daily net assets in excess of $50 million of the Relative Value portfolio.


                     PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of ONLI and ONLAC in connection with ONLI's variable annuities and ONLAC's variable life insurance. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is enough trading in portfolio securities that the current net asset value of its shares might be materially affected. The values are determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax on amounts distributed. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). For the Money Market portfolio, all of the undistributed net investment income is determined and paid as a dividend immediately before each daily computation of the portfolio's net asset value. For the other portfolios, dividends representing net investment income are normally distributed quarterly. Any net realized capital gains are distributed annually. However, the Board of Directors may declare dividends at other times. Dividends and distributions are automatically reinvested in additional portfolio shares (at net asset value without a sales charge).

                FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.


                   FOR THE FIVE YEARS ENDED DECEMBER 31, 1999



The financial highlights tables are intended to help you understand the portfolios' financial performance for the years shown. Certain information reflects financial results for a single Fund share. The total returns reflect the rates an investment in each portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, independent certified public accountants. It is an integral part of the Fund's audited financial statements contained in the Statement of Additional Information (which you may obtain), incorporated by reference herein. This should be read in conjunction with those financial statements.



                                                                  EQUITY PORTFOLIO
                                                   ----------------------------------------------
                                                    1999      1998      1997      1996      1995
                                                   ------    ------    ------    ------    ------
Net asset value, beginning of period               $36.31    $35.44    $32.30    $28.58    $23.20
                                                   ------    ------    ------    ------    ------
Income from investment operations:
     Net investment income                           0.12      0.45      0.51      0.47      0.50
     Net realized and unrealized gain (loss) on
       investments                                   6.85      1.56      5.24      4.58      5.65
                                                   ------    ------    ------    ------    ------
Total income from
     investment operations                           6.97      2.01      5.75      5.05      6.15
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.11)    (0.45)    (0.63)    (0.46)    (0.39)
  Distributions from net realized capital gains    (16.68)    (0.69)    (1.98)    (0.87)    (0.38)
  Return of capital                                 (0.01)     0.00      0.00      0.00      0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                (16.80)    (1.14)    (2.61)    (1.33)    (0.77)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $26.48    $36.31    $35.44    $32.30    $28.58
                                                   ======    ======    ======    ======    ======
Total return(a)                                     19.87%     5.72%    18.17%    18.35%    27.20%
Ratios/supplemental data:
  Net assets, end of period (millions)             $329.6    $296.9    $288.1    $232.8    $175.7
  Ratio of expenses to average net assets            0.76%     0.64%     0.67%     0.73%     0.73%
  Ratio of net investment income to average net
     assets                                          0.31%     1.25%     1.43%     1.60%     1.90%
  Portfolio turnover rate                             124%       25%       19%       11%       14%



                                                               MONEY MARKET PORTFOLIO
                                                   ----------------------------------------------
                                                    1999      1998      1997      1996      1995
                                                   ------    ------    ------    ------    ------
Net asset value, beginning of period               $10.00    $10.00    $10.00    $10.00    $10.00
                                                   ------    ------    ------    ------    ------
Income from investment operations:
     Net investment income                           0.49      0.52      0.52      0.50      0.54
Less distributions:
  Dividends from net investment income              (0.49)    (0.52)    (0.52)    (0.50)    (0.54)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $10.00    $10.00    $10.00    $10.00    $10.00
                                                   ======    ======    ======    ======    ======
Total return(a)                                      5.02%     5.39%     5.37%     5.17%     5.62%
Ratios/supplemental data:
     Net assets, end of period (millions)          $ 67.2    $ 44.4    $ 29.1    $ 25.6    $ 15.7
     Ratio of expenses to average net assets(c)      0.41%     0.41%     0.43%     0.49%     0.55%
     Ratio of net investment income to average
       net assets                                    4.90%     5.26%     5.11%     4.98%     5.39%
     Ratio of expenses to average net assets.....    0.36      0.36      0.38      0.44      0.44

                                                                   BOND PORTFOLIO
                                                   ----------------------------------------------
                                                    1999      1998      1997      1996      1995
                                                   ------    ------    ------    ------    ------
Net asset value, beginning of period               $10.56    $10.68    $10.62    $10.93    $ 9.70
                                                   ------    ------    ------    ------    ------
Income from investment operations:
     Net investment income                           0.68      0.67      0.71      0.69      0.70
     Net realized and unrealized gain (loss) on
       investments                                  (0.62)    (0.12)     0.23     (0.32)     1.08
                                                   ------    ------    ------    ------    ------
Total Income (loss) from
     investment operations                           0.06      0.55      0.94      0.37      1.78
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.68)    (0.67)    (0.88)    (0.68)    (0.55)
  Distributions from net realized capital gains      0.00      0.00      0.00      0.00      0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                 (0.68)    (0.67)    (0.88)    (0.68)    (0.55)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $ 9.94    $10.56    $10.68    $10.62    $10.93
                                                   ======    ======    ======    ======    ======
Total return(a)                                      0.58%     5.22%     9.28%     3.71%    18.90%
Ratios/supplemental data:
  Net assets, end of period (millions)             $ 26.0    $ 28.4    $ 21.8    $ 20.8    $ 18.1
  Ratio of expenses to average net assets            0.77%     0.72%     0.78%     0.79%     0.75%
  Ratio of net investment income to average net
     assets                                          6.57%     6.21%     6.67%     6.54%     6.76%
  Portfolio turnover rate                               8%       12%       10%        3%        4%



                                                                   OMNI PORTFOLIO
                                                   ----------------------------------------------
                                                    1999      1998      1997      1996      1995
                                                   ------    ------    ------    ------    ------
Net asset value, beginning of period               $21.44    $21.06    $19.40    $17.60    $14.76
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
     Net investment income                           0.48      0.58      0.56      0.53      0.58
     Net realized and unrealized gain (loss) on
       investments                                   1.91      0.38      2.87      2.10      2.72
                                                   ------    ------    ------    ------    ------
Total Income (loss) from investment operations       2.39      0.96      3.43      2.63      3.30
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.48)    (0.58)    (0.69)    (0.52)    (0.46)
  Distributions from net realized capital gains     (0.80)     0.00     (1.08)    (0.31)     0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                 (1.28)    (0.58)    (1.77)    (0.83)    (0.46)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $22.55    $21.44    $21.06    $19.40    $17.60
                                                   ======    ======    ======    ======    ======
Total return(a)                                     11.36%     4.53%    18.15%    15.54%    22.75%
Ratios/supplemental data:
  Net assets, end of period (millions)             $190.0    $214.4    $193.7    $145.5    $109.6
  Ratio of expenses to average net assets            0.67%     0.65%     0.71%     0.76%     0.75%
  Ratio of net investment income to average net
     assets                                          2.18%     2.71%     2.69%     2.89%     3.56%
  Portfolio turnover rate                              41%       18%       18%       12%       10%

                                                            INTERNATIONAL PORTFOLIO
                                                 ----------------------------------------------
                                                  1999      1998      1997      1996      1995
                                                 ------    ------    ------    ------    ------
Net asset value, beginning of period             $12.86    $13.39    $15.49    $14.38    $13.30
                                                 ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income                           (0.02)     0.32      0.28      0.25      0.31
  Net realized and unrealized gain on
     investments and foreign currency
     transactions                                  8.67      0.24      0.08      1.76      1.28
                                                 ------    ------    ------    ------    ------
Total income from investment operations            8.65      0.55      0.36      2.01      1.59
                                                 ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income             0.00     (0.32)    (0.37)    (0.25)    (0.28)
Distributions from net realized capital gains
  and foreign currency related transactions        0.00     (0.76)    (2.09)    (0.65)    (0.23)
                                                 ------    ------    ------    ------    ------
Total distributions                                0.00     (1.08)    (2.46)    (0.90)    (0.51)
                                                 ------    ------    ------    ------    ------
Net asset value, end of period                   $21.51    $12.86    $13.39    $15.49    $14.38
                                                 ======    ======    ======    ======    ======
Total return(a)                                   67.40%     3.88%     2.11%    14.48%    12.10%
Ratios/supplemental data:
  Net assets, end of period (millions)           $173.0    $140.3    $156.0    $137.3    $ 90.6
  Ratio of expenses to average net assets(c)       1.26%     1.17%     1.22%     1.15%     1.12%
  Ratio of net investment income (loss) to
     average net assets                           (0.15%)    2.31%     1.82%     1.64%     2.29%
  Portfolio turnover rate                           338%       22%       24%       14%        7%



                                                         CAPITAL APPRECIATION PORTFOLIO
                                                 ----------------------------------------------
                                                  1999      1998      1997      1996      1995
                                                 ------    ------    ------    ------    ------
Net asset value, beginning of period             $12.92    $13.53    $12.93    $11.99    $10.25
                                                 ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income                            0.39      0.34      0.39      0.48      0.39
  Net realized and unrealized gain on
     investments and foreign currency
     transactions                                  0.42      0.46      1.48      1.31      1.85
                                                 ------    ------    ------    ------    ------
Total income from investment operations            0.81      0.80      1.87      1.79      2.24
                                                 ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income            (0.39)    (0.34)    (0.46)    (0.44)    (0.29)
Distributions from net realized capital gains
  and foreign currency related transactions       (1.23)    (1.07)    (0.81)    (0.41)    (0.21)
                                                 ------    ------    ------    ------    ------
Total distributions                               (1.62)    (1.41)    (1.27)    (0.85)    (0.50)
                                                 ------    ------    ------    ------    ------
Net asset value, end of period                   $12.11    $12.92    $13.53    $12.93    $11.99
                                                 ======    ======    ======    ======    ======
Total return(a)                                    6.46%     5.91%    15.19%    15.75%    22.62%
  Ratios/supplemental data:
  Net assets, end of period (millions)           $ 64.6    $ 76.5    $ 59.8    $ 38.3    $ 19.3
  Ratio of expenses to average net assets          0.95%     0.93%     0.95%     0.97%     0.96%
  Ratio of net investment income to average net
     assets                                        2.94%     2.52%     2.88%     3.90%     3.47%
  Portfolio turnover rate                            34%       45%       41%       37%       32%

                                                              SMALL CAP PORTFOLIO
                                                 ----------------------------------------------
                                                  1999      1998      1997      1996      1995
                                                 ------    ------    ------    ------    ------
Net asset value, beginning of period             $20.70    $18.72    $18.03    $15.85    $11.99
                                                 ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income                           (0.16)    (0.06)    (0.02)    (0.08)    (0.02)
  Net realized and unrealized gain on
     investments and foreign currency
     transactions                                 21.96      2.04      1.54      2.80      3.95
                                                 ------    ------    ------    ------    ------
Total income from investment operations           21.80      1.98      1.52      2.72      3.93
                                                 ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income             0.00      0.00      0.00      0.00     (0.07)
Distributions from net realized capital gains
  and foreign currency related transactions      (10.88)     0.00     (0.83)    (0.54)     0.00
                                                 ------    ------    ------    ------    ------
Total distributions                              (10.88)     0.00     (0.83)    (0.54)    (0.07)
                                                 ------    ------    ------    ------    ------
Net asset value, end of period                   $31.62    $20.70    $18.72    $18.03    $15.85
                                                 ======    ======    ======    ======    ======
Total return(a)                                  106.46%    10.57%     8.47%    17.71%    33.01
Ratios/supplemental data:
  Net assets, end of period (millions)           $167.9    $ 75.6    $ 58.3    $ 38.5    $ 16.0
  Ratio of expenses to average net assets          0.89%     0.91%     0.94%     0.96%     0.96%
  Ratio of net investment income (loss) to
     average net assets                           (0.61%)   (0.30%)   (0.11%)   (0.48%)   (0.11%)
  Portfolio turnover rate                           166%       99%       80%       70%       75%



                                                      INTERNATIONAL SMALL COMPANY PORTFOLIO
                                                -------------------------------------------------
                                                 1999      1998      1997      1996      1995(E)
                                                ------    ------    ------    ------     --------
Net asset value, beginning of period            $10.76    $11.73    $11.66    $10.80      $10.00
                                                ------    ------    ------    ------      ------
Income (loss) from investment operations:
  Net investment income (loss)                   (0.20)     0.29      0.29      0.28        0.13
  Net realized and unrealized gain (loss) on
     investments                                 11.81      0.12      1.03      1.00        0.75
                                                ------    ------    ------    ------      ------
Total income from investment operations          11.61      0.42      1.32      1.28        0.88
                                                ------    ------    ------    ------      ------
Less distributions:
  Dividends from net investment income            0.00     (0.29)    (0.38)    (0.24)      (0.08)
Distributions from net realized capital gains    (2.12)    (1.10)    (0.87)    (0.18)       0.00
                                                ------    ------    ------    ------      ------
Total distributions                              (2.12)    (1.39)    (1.25)    (0.42)      (0.08)
                                                ------    ------    ------    ------      ------
Net asset value, end of period                  $20.25    $10.76    $11.73    $11.66      $10.80
                                                ======    ======    ======    ======      ======
Total return(a)                                 108.51%     3.53%    11.67%    12.09%       8.89%
Ratios/supplemental data:
  Net assets, end of period (millions)          $ 38.1    $ 19.8    $ 18.0    $ 11.3      $  4.4
  Ratio of expenses to average net assets(d)      2.06%     1.30%     1.32%     1.29%       1.58%(b)
  Ratio of net investment income (loss) to
     average net assets(d)                       (1.44%)    2.48%     2.33%     2.44%       1.64%(b)
  Portfolio turnover rate                          314%       55%       29%       18%          6%(b)

                                                           AGGRESSIVE GROWTH PORTFOLIO
                                                 ------------------------------------------------
                                                  1999      1998      1997      1996     1995(e)
                                                 ------    ------    ------    ------    --------
Net asset value, beginning of period             $11.15    $11.09    $10.03    $11.84     $10.00
                                                 ------    ------    ------    ------     ------
Income (loss) from investment operations:
  Net investment income (loss)                    (0.03)    (0.01)    (0.05)     1.64       1.56
  Net realized and unrealized gain (loss) on
     investments                                   0.67      0.88      1.29     (1.59)      1.08
                                                 ------    ------    ------    ------     ------
Total income from investment operations            0.64      0.87      1.24      0.05       2.64
                                                 ------    ------    ------    ------     ------
Less distributions:
  Dividends from net investment income             0.00      0.00     (0.14)    (1.86)     (0.80)
Distributions from net realized capital gains      0.00     (0.81)    (0.04)     0.00       0.00
                                                 ------    ------    ------    ------     ------
Total distributions                                0.00     (0.81)    (0.18)    (1.86)     (0.80)
                                                 ------    ------    ------    ------     ------
Net asset value, end of period                   $11.79    $11.15    $11.09    $10.03     $11.84
                                                 ======    ======    ======    ======     ======
Total return(a)                                    5.76%     7.84%    12.53%     0.76%     26.95%
Ratios/supplemental data:
  Net assets, end of period (millions)           $ 23.3    $ 26.4    $ 19.9    $ 12.0     $  4.0
  Ratio of expenses to average net assets          0.95%     0.94%     0.97%     1.01%      1.02%(b)
  Ratio of net investment income (loss) to
     average net assets                           (0.32%)   (0.09%)   (0.40%)   15.81%     18.18%(b)
  Portfolio turnover rate                           241%      203%      193%    1,987%     1,488%(b)



                                            CORE GROWTH PORTFOLIO        GROWTH & INCOME PORTFOLIO
                                         ---------------------------    ----------------------------
                                          1999      1998     1997(e)     1999      1998     1997(e)
                                         ------    ------    -------    ------    ------    --------
Net asset value, beginning of period     $10.54    $ 9.68    $10.00     $13.63    $12.85     $10.00
                                         ------    ------    ------     ------    ------     ------
Loss from investment operations:
  Net investment income (loss)            (0.10)    (0.06)    (0.02)      0.02      0.14       0.11
  Net realized and unrealized gain
     (loss) on investments                11.05      0.92     (0.30)      8.33      0.77       3.52
                                         ------    ------    ------     ------    ------     ------
Total gain (loss) from investment
  operations                              10.95      0.86     (0.32)      8.35      0.91       3.63
                                         ------    ------    ------     ------    ------     ------
Less distributions:
Dividends from net investment income      (4.51)     0.00      0.00      (0.03)    (0.13)     (0.11)
Distributions from net realized capital
  gains                                    0.00      0.00      0.00      (3.17)     0.00      (0.67)
Distributions from excess realized
  capital gains                            0.00      0.00      0.00       0.00      0.00       0.00
                                         ------    ------    ------     ------    ------     ------
Total Distributions                       (4.51)     0.00      0.00      (3.20)    (0.13)     (0.78)
                                         ------    ------    ------     ------    ------     ------
Net asset value, end of period           $16.98    $10.54    $ 9.68     $18.78    $13.63     $12.85
                                         ======    ======    ======     ======    ======     ======
Total return(a)                          104.95%     8.82%    (3.08%)    62.25%     7.09%     36.58%
Ratios/supplemental data:
  Net assets, end of period (millions)   $ 31.5    $ 11.8    $  9.5     $113.0    $ 51.4     $ 18.7
  Ratio of expenses to average net
     assets                                1.06%     1.13%     1.11%      0.95%     0.97%      0.95%
  Ratio of net investment income (loss)
     to average net assets                (0.75%)   (0.62%)   (0.18%)     0.15%     1.09%      1.04%
  Portfolio turnover rate                   264%      134%       65%       417%      286%       185%

                                           S&P 500 INDEX PORTFOLIO       SOCIAL AWARENESS PORTFOLIO
                                         ---------------------------    ----------------------------
                                          1999      1998     1997(e)     1999      1998     1997(e)
                                         ------    ------    -------    ------    ------    --------
Net asset value, beginning of period     $14.23    $11.73    $10.00     $ 8.80    $11.40     $10.00
                                         ------    ------    ------     ------    ------     ------
Loss from investment operations:
  Net investment income (loss)             0.40      0.38     (0.45)      0.04      0.05       0.09
  Net realized and unrealized gain
     (loss) on investments                 3.28      3.09     (2.70)      1.51     (2.60)      2.47
                                         ------    ------    ------     ------    ------     ------
Total gain (loss) from investment
  operations                               3.68      3.47     (3.15)      1.55     (2.55)      2.56
                                         ------    ------    ------     ------    ------     ------
Less distributions:
Dividends from net investment income      (0.44)    (0.33)    (0.45)     (0.04)    (0.05)     (0.07)
Distributions from net realized capital
  gains                                   (1.30)    (0.64)    (0.91)      0.00      0.00      (1.09)
Distributions from excess realized
  capital gains                            0.00      0.00     (0.06)      0.00      0.00       0.00
                                         ------    ------    ------     ------    ------     ------
Total Distributions                       (1.74)    (0.97)    (1.42)     (0.04)    (0.05)     (1.16)
                                         ------    ------    ------     ------    ------     ------
Net asset value, end of period           $16.17    $14.23    $11.73     $10.31    $ 8.80     $11.40
                                         ======    ======    ======     ======    ======     ======
Total return(a)                           25.63%    30.00%    31.75%     17.69%   (22.41%)    25.63%
Ratios/supplemental data:
  Net assets, end of period (millions)   $216.6    $ 94.2    $ 22.1     $  3.6    $  6.6     $  4.8
  Ratio of expenses to average net
     assets                                0.49%     0.49%     0.52%      0.93%     0.81%%     0.95%
  Ratio of net investment income to
     average net assets                    2.62%     2.89%     5.29%      0.47%     0.55%%     0.75%
  Portfolio turnover rate                    68%      115%      445%       122%       71%        40%

                             STRATEGIC INCOME            FIRSTAR GROWTH & INCOME            RELATIVE VALUE
                                 PORTFOLIO                      PORTFOLIO                      PORTFOLIO
                        ---------------------------    ---------------------------    ---------------------------
                         1999      1998     1997(e)     1999      1998     1997(e)     1999      1998     1997(e)
                        ------    ------    -------    ------    ------    -------    ------    ------    -------
Net asset value,
  beginning of period   $ 9.34    $10.16    $10.00     $10.56    $10.65    $10.00     $15.02    $12.68    $10.00
                        ------    ------    ------     ------    ------    ------     ------    ------    ------
Loss from investment
  operations:
  Net investment
    income (loss)         0.65      0.68      0.71       0.12      0.37      0.32       0.13      0.15      0.16
  Net realized and
    unrealized gain
    (loss) on
    investments          (1.07)    (0.82)     0.13       0.06     (0.07)     0.64       1.01      2.48      2.66
                        ------    ------    ------     ------    ------    ------     ------    ------    ------
Total gain (loss) from
  investment
  operations             (0.42)    (0.14)     0.84       0.18      0.30      0.96       1.14      2.63      2.82
                        ------    ------    ------     ------    ------    ------     ------    ------    ------
Less distributions:
Dividends from net
  investment income      (0.63)    (0.68)    (0.67)     (0.12)    (0.35)    (0.31)     (0.18)    (0.15)    (0.14)
Distributions from net
  realized capital
  gains                   0.00      0.00     (0.01)      0.00     (0.04)     0.00       0.00     (0.14)     0.00
Distributions from
  excess realized
  capital gains           0.00      0.00      0.00       0.00      0.00      0.00       0.00      0.00      0.00
                        ------    ------    ------     ------    ------    ------     ------    ------    ------
Total Distributions      (0.63)    (0.68)    (0.68)     (0.12)    (0.39)    (0.31)     (0.18)    (0.29)    (0.14)
                        ------    ------    ------     ------    ------    ------     ------    ------    ------
Net asset value, end
  of period             $ 8.29    $ 9.34    $10.16     $10.62    $10.56    $10.65     $15.98    $15.02    $12.68
                        ======    ======    ======     ======    ======    ======     ======    ======    ======
Total return(a)          (4.81%)   (1.42%)    8.74%      1.76%     2.92%     9.70%      7.43%    20.72%    28.28%
Ratios/supplemental
  data:
  Net assets, end of
    period (millions)   $  3.1    $  4.0    $  3.2     $  3.3    $  3.6    $  2.8     $ 11.9    $ 10.0    $  5.7
  Ratio of expenses to
    average net assets    1.27%     1.18%     1.30%      1.39%     1.43%     1.54%      1.06%     1.08%     1.18%
  Ratio of net
    investment income
    to average net
    assets                7.23%     7.12      7.04%      1.16%     3.53%     3.07%      0.84%     1.19%     1.35%
  Portfolio turnover
    rate                    53%      104%      102%       197%       81%       17%         9%       54%        7%

                                                                    HIGH INCOME
                                                CAPITAL GROWTH          BOND          EQUITY INCOME        BLUE CHIP
                                                  PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                               ----------------   ----------------   ----------------   ----------------
                                                1999    1998(e)    1999    1998(e)    1999    1998(e)    1999    1998(e)
                                               ------   -------   ------   -------   ------   -------   ------   -------
Net asset value,
  beginning of period                          $10.47   $10.00    $ 9.59   $10.00    $10.53   $10.00    $10.22   $10.00
                                               ------   ------    ------   ------    ------   ------    ------   ------
Loss from investment operations:
  Net investment income (loss)                  (0.12)   (0.09)     0.57     0.38      0.11     0.07      0.05     0.00
  Net realized and unrealized gain (loss) on
    investments                                 21.25     0.56     (0.38)   (0.40)     1.85     0.53      0.56     0.23
                                               ------   ------    ------   ------    ------   ------    ------   ------
Total gain (loss) from investment operations    21.13     0.47      0.19    (0.02)     1.96     0.60      0.61     0.23
                                               ------   ------    ------   ------    ------   ------    ------   ------
Less distributions:
Dividends from net investment income             0.00     0.00     (0.56)   (0.37)    (0.11)   (0.07)    (0.05)   (0.01)
Distributions from net realized capital gains   (3.59)    0.00      0.00    (0.02)     0.00     0.00     (0.12)    0.00
Distributions from excess realized capital
  gains                                          0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
                                               ------   ------    ------   ------    ------   ------    ------   ------
Total Distributions                             (3.59)    0.00     (0.56)   (0.39)    (0.11)   (0.07)    (0.17)   (0.01)
                                               ------   ------    ------   ------    ------   ------    ------   ------
Net asset value, end of period                 $28.01   $10.47    $ 9.22   $ 9.59    $12.38   $10.53    $10.66   $10.22
                                               ======   ======    ======   ======    ======   ======    ======   ======
Total return(a)                                202.38%    4.62%     1.95%   (0.20%)   18.58%    5.92%     5.86%    2.34%
Ratios/supplemental data:
  Net assets, end of period (millions)         $ 20.3   $  2.3    $ 12.6   $ 10.4    $  4.4   $  2.2    $  4.8   $  2.9
  Ratio of expenses to average net assets        1.09%    1.96%     1.13%    1.20%     1.28%    1.77%     1.35%    1.84%
  Ratio of net investment income (loss) to
    average net assets                          (0.61%)  (1.47%)    6.19%    5.79%     1.05%    1.04%     0.53%    0.25%
  Portfolio turnover rate                         185%     121%       31%      11%       50%      38%       29%      32%
  Ratios assuming fees reimbursed by advisor:
    Ratios of expenses to average net assets     1.09     2.72        --       --      1.28     2.41      1.35     2.26


FINANCIAL HIGHLIGHTS FOOTNOTES

(a) This total return information does not reflect expenses that apply to any separate account or the related variable annuity or variable life insurance contracts. Including of those charges would reduce the total return figures for all periods shown.

(b) Annualized.


(c) The Adviser has waived part of the management fee for the Money Market portfolio, to the extent such fee exceeds an annual rate of 0.25% of the Money Market portfolio's daily net asset value. As a result, the ratios of expenses to average net assets were 0.36% in 1999, 0.36% in 1998, 0.38% in 1997, 0.44% in 1996 and 0.44% in 1995. On and after January 1, 1999, the
    Adviser has waived part of the management fee for the International portfolio, to the extent that fee exceeds an annual rate of 0.85% of the International portfolio's daily net asset value. As a result, the ratio of expenses to average net assets was 1.21% in 1999.



(d) The Adviser reimbursed certain operating expenses of the International Small Company portfolio in 1995. Had the Adviser not reimbursed such expenses of the International Small Company portfolio, the annualized ratio of expenses to average net assets would have been 1.90% and the annualized ratio of net investment income to average net assets would have been 1.32% for the International Small Company portfolio in 1995.



(e) Total return was calculated on an aggregate basis (not annualized) for the International Small Company and Aggressive Growth portfolios from their commencement of operations, March 31, 1995, through December 31, 1995; for the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income and Relative Value portfolios, from the commencement of their operations, January 3, 1997, through December 31, 1997, and for the Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios, from the commencement of their operations, May 1, 1998, through December 31, 1998.

ADDITIONAL INFORMATION

Additional information about Ohio National Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information
(SAI), dated May 1, 2000, which is incorporated herein by reference.

In addition, information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 1-800-366-6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242.

Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC's Public Reference Room is available at 1-800-SEC-0330. Reports and other information are also available in the Securities Exchange Commission's Internet Site at http://www.sec.gov. and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015

                                     PART B.

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                            OHIO NATIONAL FUND, INC.

                                One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 366-6654

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2000

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the "Fund") dated May 1, 2000.

To obtain a free copy of the Fund's prospectus, write or call the Fund at the above address.

                                Table of Contents
                                -----------------
                                                                  Page
                                                                  ----
The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Fund Performance. . . . . . . . . . . . . . . . . . . . . . . . . .4
      Current Yield of Money Market Portfolio
      Total Return
      Portfolio Turnover

Investment Objectives and Policies. . . . . . . . . . . . . . . . .9
      Money Market Instruments

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . 10
      Hedging Transactions
      Covered Call Options and Put Options
      Futures Contracts
      Options on Futures Contracts and Financial Indexes
      Foreign Currency Hedging Transactions
      Short Sales
      Borrowing Money
      Zero-Coupon and Pay-in-kind Debt Securities

Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .22
      Directors and Officers
      Compensation of Directors
      Shareholders' Meetings
      Investment Advisory and Other Services

Brokerage Allocation. . . . . . . . . . . . . . . . . . . . . . . .27

Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . 29

Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . .30


Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . 31


Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . 31

The S&P 500 . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

The Nasdaq 100. . . . . . . . . . . . . . . . . . . . . . . . . . .31

Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
      Debt Security Ratings

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . .38

                                    THE FUND

The Fund is an open-end diversified management investment company which currently consists of 20 separate portfolios - the Equity portfolio, the Money Market portfolio, the Bond portfolio, the Omni portfolio, the International portfolio, the Capital Appreciation portfolio, the Small Cap portfolio, the International Small Company portfolio, the Aggressive Growth portfolio, the Core Growth portfolio, the Growth & Income portfolio, the S&P 500 Index portfolio, the Social Awareness portfolio, the Strategic Income portfolio, the Firstar Growth & Income portfolio, the Relative Value portfolio, the Capital Growth portfolio, the High Income Bond portfolio, the Equity Income portfolio and the Blue Chip portfolio. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") to support certain benefits under variable contracts issued by ONLI and ONLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market portfolio, and the Bond portfolio was created. The Omni portfolio was added in 1984, the International portfolio in 1993, the Capital Appreciation and Small Cap portfolios in 1994, the International Small Company and Aggressive Growth portfolios in 1995, the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income and Relative Value portfolios in 1997, the Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios in 1998, and the Nasdaq 100 Index portfolio in 2000. The investments held by each portfolio are maintained separately from those held by the other portfolios.

The investment and reinvestment of the assets of the Money Market, Bond, Omni, S&P 500 Index, Social Awareness and Nasdaq 100 Index portfolios is directed by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242.

The investment and reinvestment of Equity portfolio assets is managed by Legg Mason Fund Adviser, Inc. ("Legg Mason") as sub-adviser. The principal business address of Legg Mason is 100 Light Street, Baltimore, Maryland 21202.

The investment and reinvestment of International and International Small Company portfolio assets is managed by Federated Global Investment Management Corp. ("Federated Global") as sub-adviser. The principal business address of Federated Global is 175 Water Street, New York, New York 10038.

The investment and reinvestment of Capital Appreciation portfolio assets is managed by Jennison Associates LLC ("Jennison") as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of Small Cap portfolio assets is managed by Founders Asset Management LLC ("Founders") as sub-adviser. The principal business address of Founders is 2930 East Third Avenue, Denver, Colorado 80206.

The investment and reinvestment of Aggressive Growth portfolio assets is managed by Janus Capital Corporation ("Janus") as sub-adviser. The principal business address of Janus is 100 Fillmore Street, Denver, Colorado 80206.

The investment and reinvestment of Core Growth portfolio assets is managed by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") as sub-adviser. The principal business address of Pilgrim Baxter is 825 Duportail Road, Wayne, Pennsylvania 19087.

The investment and reinvestment of Growth & Income and Capital Growth portfolio assets is managed by RS Investment Management Co. LLC. ("RSIM") as sub-adviser. The principal business address of RSIM is 555 California Street, San Francisco, California 94104.

The investment and reinvestment of Strategic Income and Relative Value portfolio assets is managed by Firstar Bank, N.A. ("Firstar") as sub-adviser. The principal business address of Firstar is 425 Walnut Street, Cincinnati, Ohio 45202.

The investment and reinvestment of Firstar Growth & Income portfolio assets is managed by Firstar Investment Research & Management Company, LLC ("FIRMCO") as sub-adviser. The principal business address of FIRMCO is 615 East Michigan Street, Milwaukee, Wisconsin 53201.

The investment and reinvestment of High Income Bond, Equity Income and Blue Chip portfolio assets is managed by Federated Investment Counseling ("Federated Investment") as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

Interests in each portfolio are represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio's dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI and ONLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI or ONLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

American Data Services, Inc. is the Fund's transfer agent and fund accounting agent. It is located at 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. Firstar is custodian for those portfolios other than the International and International Small Company portfolios. The custodian for the International and International Small Company portfolios is State Street Bank and Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.


                                FUND PERFORMANCE

From time to time, we advertise the current yield, average annual total return and cumulative total returns for the portfolios. We might compare the results to other similar mutual funds or unmanaged indices. Management's discussion and analysis of the Fund's performance is included in the Fund's most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio's average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods. Cumulative total return reflects a portfolio's aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund's total return may be demonstrated by comparing the Fund's total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and "effective" yield will be quoted for the Money Market portfolio. The Money Market portfolio's yield refers to the income generated by an investment in the portfolio over the seven-day period indicated. This income is then "annualized" by assuming that the same amount of income generated by the portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor's 500, 400, 600 or 1500 Indices, one or more of Lehman Brothers Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the National Association of Securities Dealers Automated Quotations Composite Index, the Nasdaq 100 Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC's Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights," certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market portfolio and the total return of all portfolios, and states the Fund's policy with respect to each portfolio's turnover rate.


CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current annualized yield quotations for the Money Market portfolio are based on the portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.


TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
                      ERV= the ending redeemable value of a hypothetical $1,000
                           beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year periods ending on December 31, 1999, are as stated below:

                                                  One            Five               Ten        From           Inception
                                                  Year           Years             Years      Inception         Date
                                                  ----           ------            -----      ---------        -------

      Equity*                                     19.87%         17.65%             12.35%      11.18%        10-06-1969
      Money Market                                 5.02%          5.31%              4.98%       7.09%        03-20-1980
      Bond                                         0.58%          7.35%              7.11%       8.01%        11-02-1982
      Omni                                        11.36%         14.30%             11.09%      11.50%        09-10-1984
      International*                              67.40%         17.91%               N/A       18.39%        04-30-1993
      Capital Appreciation*                        6.46%         13.01%               N/A       12.27%        05-01-1994
      Small Cap                                  106.46%         31.13%               N/A       31.40%        05-01-1994
      International Small Company*               108.51%           N/A                N/A       25.53%        03-31-1995
      Aggressive Growth*                           5.76%           N/A                N/A       11.00%        03-31-1995
      Core Growth                                104.95%           N/A                N/A       29.40%        01-03-1997
      Growth & Income                             62.25%           N/A                N/A       33.50%        01-03-1997
      S&P 500 Index                               25.63%           N/A                N/A       29.20%        01-03-1997
      Social Awareness                            17.69%           N/A                N/A        4.72%        01-03-1997
      Strategic Income                            (4.81%)          N/A                N/A        0.68%        01-03-1997
      Firstar Growth & Income*                     1.76%           N/A                N/A        4.75%        01-03-1997
      Relative Value                               7.43%           N/A                N/A       18.54%        01-03-1997
      Capital Growth                             202.38%           N/A                N/A      107.07%        05-01-1998
      High Income Bond                             1.95%           N/A                N/A        1.10%        05-01-1998
      Equity Income                               18.58%           N/A                N/A       15.50%        05-01-1998
      Blue Chip                                    5.86%           N/A                N/A        5.19%        05-01-1998
      Nasdaq 100 Index                              N/A            N/A                N/A         N/A         05-01-2000

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ending on December 31, 1999 (assuming a hypothetical initial investment of $1,000) were as follows:

                                 Five Years        Ten Years     From Inception

Equity*                            $2,254           $3,204         $ 24,239
Money Market                       $1,295           $1,629         $  3,778
Bond                               $1,426           $1,988         $  3,749
Omni                               $1,951           $2,863         $  5,287
International*                     $2,279           N/A            $  3,077
Capital Appreciation*              $1,843           N/A            $  1,856
Small Cap                          $3,877           N/A            $  4,527
International Small Company*       N/A              N/A            $  2,870
Aggressive Growth*                 N/A              N/A            $  1,602
Core Growth                        N/A              N/A            $  2,162
Growth & Income                    N/A              N/A            $  2,373
S&P 500 Index                      N/A              N/A            $  2,152
Social Awareness                   N/A              N/A            $  1,147
Strategic Income                   N/A              N/A            $  1,020
Firstar Growth & Income*           N/A              N/A            $  1,149
Relative Value                     N/A              N/A            $  1,664
Capital Growth                     N/A              N/A            $  2,117
High Income Bond                   N/A              N/A            $  1,017
Equity Income                      N/A              N/A            $  1,256
Blue Chip                          N/A              N/A            $  1,083
Nasdaq 100 Index                   N/A              N/A            N/A

*Prior to January 1, 1999, the sub-adviser of the International and International Small Company portfolios was Societe Generale Asset Management Corp. and the investment policies of the International Small Company portfolio were substantially different. Prior to May 1, 1999, the Firstar Growth & Income Portfolio's investment policies were substantially different and its sub-adviser was Firstar Bank, N.A. Prior to August 2, 1999, the Equity portfolio was managed by the Adviser. Prior to January 3, 2000, the Capital Appreciation portfolio was managed by T. Rowe Price Associates, Inc. and the Aggressive Growth portfolio was managed by Strong Capital Management, Inc.

PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap, Aggressive Growth and Strategic Income portfolios may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio's turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund's policy with respect to each portfolio is as follows:

      EQUITY PORTFOLIO - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 1999, the turnover rate for this portfolio was 124%.

      MONEY MARKET PORTFOLIO - Since the assets of this portfolio consist of short-term instruments, replacement of portfolio securities occurs frequently. However, since purchases are generally made through dealers or issuers on a net basis, the portfolio does not normally incur significant brokerage commissions.

      BOND PORTFOLIO - This portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 8% in 1999.

      OMNI PORTFOLIO - The portfolio turnover rate will vary from time to time but generally is not expected to exceed 100% annually. The turnover rate for this portfolio was 41% in 1999.

      INTERNATIONAL PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 338% in 1999.

      CAPITAL APPRECIATION PORTFOLIO - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 34% in 1999.

      SMALL CAP PORTFOLIO - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a substantial number of short-term transactions is expected to result in annual portfolio turnover rates of 100% to 300%. The turnover rate for this portfolio was 166% in 1999.

      INTERNATIONAL SMALL COMPANY PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 314% in 1999.

      AGGRESSIVE GROWTH PORTFOLIO - The securities of this portfolio are generally expected to be traded more aggressively than those of the other portfolios. Its portfolio turnover rate can normally be expected to be in the range of 100% to 300% annually. The turnover rate for this portfolio was 241% in 1999.

      CORE GROWTH PORTFOLIO - Although the securities held in this portfolio are generally held for appreciation, Pilgrim Baxter's disciplined response to its analytic process will occasionally result in sales without regard to the length of time a security has been held. The annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 264% in 1999.

      GROWTH & INCOME PORTFOLIO - RSIM exercises "sell" disciplines. A stock held in this portfolio is likely to be sold if it declines substantially in price (at least 15%), if it reaches its upside target price, if the company's business fundamentals turn negative, or if a more attractive opportunity appears. The prices of small- and mid-cap company securities in which this portfolio invests may be more volatile than those of larger companies. As a result, the portfolio's annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 417% in 1999.

      S&P 500 INDEX PORTFOLIO - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 68% in 1999.

      SOCIAL AWARENESS PORTFOLIO - This portfolio will not normally purchase securities with the intention of obtaining short-term returns. Under normal market conditions, the annual turnover rate generally is not expected to exceed 150%. The turnover rate for this portfolio was 122% in 1999.

      STRATEGIC INCOME PORTFOLIO - The securities of this portfolio will generally be traded more frequently than those of other income oriented portfolios. Its portfolio turnover rate can normally be expected to be in the range of 50% to 250% annually. The turnover rate for this portfolio was 53% in 1999.

      FIRSTAR GROWTH & INCOME PORTFOLIO - Although this portfolio does not seek short-term profits, its securities will be sold whenever FIRMCO believes it is appropriate to do so in light of the portfolio's investment objective without regard to the length of time a particular security may have been held. Its portfolio turnover rate is normally expected to be 100% to 200%. The turnover rate for this portfolio was 197% in 1999.

      RELATIVE VALUE PORTFOLIO - Although this portfolio does not seek short-term profits, its securities will be sold whenever Star believes it is appropriate to do so in light of the portfolio's investment objective without regard to the length of time a particular security may have been held. Its portfolio turnover rate is not expected to exceed 75% during normal economic and market conditions. The turnover rate for this portfolio was 9% in 1999.

      CAPITAL GROWTH PORTFOLIO - Securities held in this portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 185% in 1999.

      HIGH INCOME BOND PORTFOLIO - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate was 31% in 1999.

      EQUITY INCOME PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to be in the range of 50% to 150% annually. The turnover rate was 50% in 1999.

      BLUE CHIP PORTFOLIO - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in order to attain the portfolio's investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 29% in 1999.

      NASDAQ 100 INDEX PORTFOLIO. Securities held in this portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not expected to exceed 100%.

                       INVESTMENT OBJECTIVES AND POLICIES

The following descriptions of money market instruments supplement the "Investment Objectives and Policies" set forth for each portfolio in the prospectus. The Money Market portfolio and the Omni and Strategic Income portfolios, to the extent they invest in the money market sector, will invest extensively in these instruments. The other portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.


MONEY MARKET INSTRUMENTS

      U.S. GOVERNMENT OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      CERTIFICATES OF DEPOSIT - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      BANKERS' ACCEPTANCES - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      COMMERCIAL PAPER - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      CORPORATE OBLIGATIONS - Bonds and notes issued by corporations in order to finance longer-term credit needs.

      REPURCHASE AGREEMENTS - Agreements by which the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.


                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund's investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are fundamental policies of the Money Market, Bond and Omni portfolios and nonfundamental as to the remaining portfolios. The fundamental policies and nonfundamental operating policies of the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios are shown separately below. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of l940 defines a majority vote as the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

The Fund may not issue senior securities and each portfolio of the Fund (other than the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios) will not:

      l. invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities) (this restriction does not apply to the Nasdaq 100 Index portfolio and it only applies as to 75% of the Equity portfolio's assets);

      2. purchase more than l0% of the outstanding voting securities of any one issuer, and the Money Market portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;

      3. invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal (this restriction does not apply to the Nasdaq 100 Index portfolio);

      4. invest more than 15% of the value of its assets (10% in the case of the Money Market, Bond and Omni portfolios) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

      5. other than the Growth & Income, Strategic Income and Capital Growth portfolios, borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Growth & Income, Strategic Income and Capital Growth portfolios may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;

      6. purchase or sell commodities or commodity contracts except that (a) each portfolio other than the Money Market portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below,
            (b) the S&P 500 Index portfolio may purchase or sell stock index futures contracts in accordance with its stated investment objectives, and (c) the Nasdaq 100 Index portfolio may purchase or sell derivative securities designed to replicate the Nasdaq 100 Index;

      7. other than the S&P 500 Index portfolio, purchase or sell put or call options, except that each portfolio other than the Money Market portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

      8. invest in securities of foreign issuers except that (a) each of the Bond, Omni, Core Growth, Growth & Income, S&P 500 Index, Social Awareness, and Relative Value portfolios may (i) invest up to l5% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional l0% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Small

            Cap and Capital Growth portfolios may invest up to 30% of its assets in the securities of foreign issuers, (c) the Money Market portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, (d) the Strategic Income portfolio may invest up to 20% of its assets in foreign bonds and
            (e) each of the Equity, Firstar Growth & Income, and Nasdaq 100 Index portfolios may invest up to 25% of its assets in the securities of foreign issuers. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities;

      9. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

      10. purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

      11. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. Other than the Strategic Income portfolio, no more than 10% of a portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

      12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions, except that the Growth & Income portfolio may sell securities short and the Strategic Income portfolio may sell securities short if (i) it owns, or has a right to acquire, an equal amount of those securities or
            (ii) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire those securities (while in a short position, the portfolio will retain the securities, rights or segregated assets);

      13. as to the Money Market, Bond and Omni portfolios, participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

      14. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase by any portfolio other than the Money Market or Bond portfolios of the securities of closed-end investment companies if after the purchase: (i) a portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or
            (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio. Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization.

As a nonfundamental policy of each portfolio other than the Money Market, International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") and not receiving the highest rating from more than one NRSRO (or receiving the second highest rating from one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.

Under normal market conditions, at least 65% of the assets of the International and International Small Company Portfolios will be invested in securities of issuers in at least three different foreign countries. The Board of Directors has determined that each of State Street Bank and Trust Company and Bankers Trust Company has established a system to monitor the appropriateness of the Fund's assets held in foreign countries. The Board has delegated to State Street Bank and to Bankers Trust the selection of foreign custodians for the Fund's assets that are held outside the United States. In so doing the Board requires that these delegates determine that the Fund's assets will be subject to reasonable care based on the standards applying to custodians in the relevant markets after considering all factors related to the safekeeping of such assets.

CAPITAL APPRECIATION PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio may not:

        C.A.1. Borrow money except that the portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The portfolio may borrow from banks, other portfolios managed by Jennison or other persons to the extent permitted by applicable law;

        C.A.2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

        C.A.3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

        C.A.4. Make loans, although the portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by Jennison provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the portfolio's total assets;
                (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

        C.A.5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

        C.A.6. Purchase a security if, as a result, with respect to 75% of the value of the portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

        C.A.7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

        C.A.8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

        C.A.9. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

        With respect to investment restrictions C.A.1. and C.A.4,, the portfolio will not borrow from or lend to any other portfolios managed by Jennison unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the portfolio or promulgate any rules allowing the transactions.

        With respect to investment restriction C.A.2., the portfolio does not consider currency contracts or hybrid investments to be commodities.

        For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

        For purposes of investment restriction C.A.4., the portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


CAPITAL APPRECIATION PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        C.A.10. Purchase additional securities when money borrowed exceeds 5% of its total assets;

        C.A.11. Invest in companies for the purpose of exercising management or control;

        C.A.12. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value;

        C.A.13. Purchase illiquid securities (including securities eligible for resale under Rule 144A of the Securities Act of 1933) and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

        C.A.14. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

        C.A.15. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) to make margin deposits in connection with futures contracts or other permissible investments;

        C.A.16. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

        C.A.17. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if as a result more than 5% of the value of the total assets of the portfolio would be invested in such programs;

        C.A.18. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

        C.A.19. Effect short sales of securities;

        C.A.20. Purchase any warrants if as a result the portfolio will have more than 5% of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security; or

        C.A.21. Invest more than 25% of the portfolio's total assets (excluding reserves) in foreign securities.


AGGRESSIVE GROWTH PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio:

        A.G.1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

        A.G.2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The portfolio may also borrow money from the other mutual funds managed by Janus or other persons to the extent permitted by applicable law.

        A.G.3. May not issue senior securities, except as permitted under the Investment Company Act of 1940.

        A.G.4. May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

        A.G.5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

        A.G.6. May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

        A.G.7. May not purchase the securities of any issuer if, as a result, more that 25% of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

        A.G.8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


AGGRESSIVE GROWTH PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        A.G.9. Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

        A.G.10. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contacts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

        A.G.11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940.

        A.G.12. Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

        A.G.13. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the portfolio may invest in the securities of issuers that engage in these activities.

        A.G.14. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the portfolio's net assets.

                In addition, (i) the aggregate value of securities underlying call options on securities written by the portfolio or obligations underlying put options on securities written by the portfolio determined as of the date the options are written will not exceed 50% of the portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the portfolio and which are being held will not exceed 20% of the portfolio's net assets; and (iii) the portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested.

        A.G.15. Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.

        A.G.16. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

        A.G.17. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restriction 7, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help the Fund to gain exposure or to protect itself from changes in market values. For example, the Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market.

The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.


COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights.

In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

FUTURES CONTRACTS

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association
(GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time the Fund enters into a contract, it sets aside a small portion of the contract value in an account with the Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). The Fund, its futures commission merchant and the Fund's custodian retain control of the initial margin until the contract is liquidated.


OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, the Fund may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. The Fund also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will primarily be used for hedging purposes and will, therefore, be incidental to the Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, generally will be set aside to collateralize the options or futures contracts.


FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

HYBRID INSTRUMENTS

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors and collars.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SHORT SALES

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Hedging Transactions" and "Covered Call Options and Put Options." In addition to the short sales discussed above, a portfolio also may make short sales "against the box," a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.


BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets. The Money Market portfolio does not engage in these transactions.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see "Convertible Securities," above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

The Fund's Board of Directors is responsible for the Fund's management. The Board of Directors can amend the Fund's By-laws, elect its officers, declare and pay dividends, and exercise all the Fund's powers except those reserved to the shareholders.

The directors and officers of the Fund, together with information as to their principal occupations during the past five years are listed below:

                                            Position with                    Principal Occupation
Name and address                            the Fund                         during past five years
----------------                            -------------                    ----------------------

Ronald L. Benedict*                         Secretary and                    Corporate Vice President, Counsel and
One Financial Way                           Director                         Secretary, ONLI; Secretary of
Cincinnati, Ohio                                                             the Adviser

James E. Bushman                            Director                         President & CEO, Cast-Fab
3040 Forrer Street                                                           Technologies, Inc.
Cincinnati, Ohio

Ross Love                                   Director                         President & CEO, Blue Chip
615 Windings Way                                                             Broadcasting Ltd.; Trustee, Health
Cincinnati, Ohio                                                             Alliance of Greater Cincinnati; Director,
                                                                             Partnership for a Drug Free America
                                                                             (Chairman of African-American Task Force);
                                                                             Advisory Board, Syracuse University School
                                                                             of Management; Director, Association of
                                                                             National Advertisers; Until 1996 was Vice
                                                                             President of Advertising, Procter & Gamble
                                                                             Co.

John J. Palmer*                             President and                    Senior Vice President, Strategic Initiatives,
One Financial Way                           Director                         ONLI; Prior to March 1997 was Senior Vice
Cincinnati, Ohio                                                             President of Life Insurance Company of
                                                                             Virginia

George M. Vredeveld                         Director                         Professor of Economics, University of
University of Cincinnati                                                     of Cincinnati; Director of Center for
P.O. Box 210223                                                              Economic Education; Private Consultant;
Cincinnati, Ohio                                                             Director of Benchmark Savings Bank

Thomas A. Barefield                         Vice President                   Senior Vice President, Institutional Sales,
One Financial Way                                                            ONLI; Prior to November 1997 was Senior
Cincinnati, Ohio                                                             Vice President of Life Insurance Company
                                                                             of Virginia

Michael A. Boedeker                         Vice President                   Vice President, Senior Investment Officer,
One Financial Way                                                            ONLI; Vice President and Director of
Cincinnati, Ohio                                                             the Adviser

Christopher A. Carlson                      Vice President                   Vice President, Senior Investment Officer,
One Financial Way                                                            ONLI; President and Director of the
Cincinnati, Ohio                                                             Adviser

Dennis R. Taney                             Treasurer                        Assistant Vice President, Mutual Fund
One Financial Way                                                            Operations, ONLI; Treasurer of the
Cincinnati, Ohio                                                             Adviser

*Indicates Directors who are "Interested Persons" as defined by the Investment
 Company Act of 1940, as amended.

All directors and officers of the Fund hold similar positions with ONE Fund, Inc. ("ONE Fund") and Dow Target Variable Fund LLC ("Dow Target"), other investment companies sponsored by ONLI and managed by the Adviser.


COMPENSATION OF DIRECTORS

Directors who are not affiliated with the Adviser, ONLI, ONLAC or a sub-adviser were compensated as follows in 1999:

Compensation                               Aggregate Compensation                           Total
Director                                      From the Fund                           From Fund Complex*
--------                                      -------------                           ------------------
James E. Bushman                                    None                                       None
George E. Castrucci                              $11,200                                    $18,950
Ross Love                                         10,800                                     18,100
George M. Vredeveld                               11,200                                     18,950

* The "Fund Complex" consists of the Fund, ONE Fund and Dow Target.

Directors and officers of the Fund who are affiliated with the Adviser, ONLI or ONLAC receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.


SHAREHOLDERS' MEETINGS

The Fund's by-laws do not require that shareholders meetings need be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as the Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from the Fund's inception. The Adviser, like ONIMCO before it, uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity, International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & Income, Relative Value, Capital Growth, High Income Bond, Equity Income and Blue Chip Portfolios, by delegating that implementation to Legg Mason, Federated Global, Jennison, Founders, Janus, Pilgrim Baxter, RSIM, Federated Investment, Firstar or FIRMCO as the case may be.

The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreements with Firstar and Investors Fiduciary Trust Company and an agency agreement with American Data Services, Inc.), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

(a) for each of the Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million of each portfolio's average daily net assets, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

(b) for the Money Market portfolio, 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

(c) for the International, Relative Value, Capital Growth, Blue Chip and Firstar Growth & Income portfolios, 0.90% of each portfolio's average daily net assets;

(d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets,

(e) for the Core Growth portfolio, 0.95% of the first $150 million of average daily net assets, and 0.80% of average daily net assets over $150 million;

(f) for the Growth & Income portfolio, 0.85% of the first $200 million of average daily net assets, and 0.80% of average daily net assets over $200 million,

(g) for the S&P 500 Index portfolio, 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

(h) for the High Income Bond, Equity Income and Nasdaq 100 Index portfolios, 0.75% of each portfolio's average daily net assets;

(i) for the International Small Company portfolio, 1.00% of the first $100 million of average daily net assets, and 0.90% of average daily net assets over $100 million, and

(j) for the Equity portfolio, 0.80% of the first $500 million of average daily net assets, and 0.75% of average daily net assets over $500 million.

However, as to the Money Market portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%, and as to the International portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%.

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity, International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & Income, Relative Value, Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with Legg Mason, Federated Global, Jennison, Founders, Janus, Pilgrim Baxter, RSIM, Firstar, FIRMCO and Federated Investment, as the case may be, to manage the investment and reinvestment of those portfolios' assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:

(a) Federated Global fees at the annual rate of

        (i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International portfolio, and

        (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

(b) Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net asset value in excess of $1 billion of the Capital Appreciation portfolio;

(c) Founders a fee at an annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap portfolio;

(d) Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth portfolio;

(e) Pilgrim Baxter a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio;

(f) RSIM fees at an annual rate of

        (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

        (ii) 0.64% of the first $100 million, 0.60% of the next $100 million and 0.55% of average daily net assets in excess of $200 million of the Capital Growth portfolio;

(g) Firstar fees at an annual rate of

        (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income portfolio, and

        (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value portfolio;

(h) Federated Investment fees at an annual rate of

        (i) 0.50% of the first $30 million, 0.40% of the next $20 million,0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

        (ii) 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip portfolios;

(i) FIRMCO a fee at an annual rate of 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Firstar Growth & Income portfolio, and

(j) Legg Mason a fee at an annual rate of 0.45% of the first $500 million and 0.40% of average daily net assets in excess of $500 million of the Equity portfolio.

The following investment advisory fees from each of the Fund's portfolios were paid to the Adviser for each of the indicated years, ending December 31*:

                                                 1999                  1998                  1997
                                                 ----                  ----                  ----
      Equity                                  $1,848,965            $1,550,392            $1,431,415
      Money Market**                             130,264                94,306                71,176
      Bond                                       160,182               150,300               121,188
      Omni                                     1,070,139             1,116,792               948,021
      International**                          1,010,896             1,346,274             1,416,777
      Capital Appreciation                       574,228               559,341               386,595
      Small Cap                                  826,722               490,439               378,436
      International Small Company                239,451               175,546               130,704
      Aggressive Growth                          186,707               182,408               125,073
      Core Growth                                180,739                96,330                62,237
      Growth & Income                            607,062               323,909                61,464
      S&P 500 Index                              618,602               212,478                43,376
      Social Awareness                            24,814                40,259                16,529
      Strategic Income                            28,913                30,384                18,318
      Firstar Growth & Income                     32,117                32,977                23,440
      Relative Value                             100,255                80,506                30,639
      Capital Growth                              64,947                10,726                   N/A
      High Income Bond                            86,401                50,117                   N/A
      Equity Income                               22,667                 9,909                   N/A
      Blue Chip                                   33,744                13,619                   N/A
      Nasdaq 100 Index                               N/A                   N/A                   N/A
                                            ------------          -------------         -------------
                                              $7,848,175            $6,567,012            $5,265,388

   * The Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income and Relative Value portfolios commenced operations on January 3, 1997. The Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios commenced operations on May 1, 1998. The Nasdaq 100 Index portfolio commenced operations on May 1, 2000.

  ** For the Money Market portfolio, an additional $26,125, $15,718, and $14,235 was earned but waived in 1999, 1998 and 1997 respectively, as described above. For the International portfolio, an additional $59,465 was earned but waived in 1999 as described above.

The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed l%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such expenses. No such amounts were paid to any portfolio during the three years ended December 31, 1999.

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

                                                                                        Board of
                                                                                        Directors          Shareholders
                                                                                        ---------          ------------

Equity (Investment Advisory and Service)                                                01-24-1996          03-28-1996
Equity (Sub-Advisory)                                                                   05-20-1999          07-22-1999
Money Market                                                                            01-24-1996          03-28-1996
Bond                                                                                    01-24-1996          03-28-1996
Omni                                                                                    01-24-1996          03-28-1996
International (Investment Advisory and Service)                                         01-24-1996          03-28-1996
International (Sub-Advisory)                                                            12-09-1998          04-05-1999
Capital Appreciation (Investment Advisory and Service)                                  01-24-1996          03-28-1996
Capital Appreciation (Sub-Advisory)                                                     11-02-1999          04-03-2000
Small Cap (Investment Advisory and Service)                                             01-24-1996          03-28-1996
Small Cap (Sub-Advisory)                                                                11-19-1997          02-17-1998
International Small Company (Investment Advisory and Service)                           01-24-1996          03-28-1996
International Small Company (Sub-Advisory)                                              12-09-1998          04-05-1999
Aggressive Growth (Investment Advisory and Service)                                     01-24-1996          03-28-1996
Aggressive Growth (Sub-Advisory)                                                        11-19-1999          04-03-2000
Core Growth                                                                             08-22-1996          01-02-1997
Growth & Income (Investment Advisory and Service)                                       08-22-1996          01-02-1997
Growth & Income (Sub-Advisory)                                                          02-24-1999          04-05-1999
S&P 500 Index                                                                           08-22-1996          01-02-1997
Social Awareness                                                                        08-22-1996          01-02-1997
Strategic Income                                                                        08-22-1996          01-0219-97
Firstar Growth & Income (Investment Advisory and Service)                               08-22-1996          01-02-1997
Firstar Growth & Income (Sub-Advisory)                                                  02-24-1999          04-05-1999
Relative Value                                                                          08-22-1996          01-02-1997
Capital Growth (Investment Advisory and Service)                                        02-11-1998          04-30-1998
Capital Growth (Sub-Advisory)                                                           02-24-1999          04-05-1999
High Income Bond                                                                        02-11-1998          04-30-1998
Equity Income                                                                           02-11-1998          04-30-1998
Blue Chip                                                                               02-1119-98          04-30-1998
Nasdaq 100 Index                                                                        03-08-2000          05-01-2000

These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.


                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for the Money Market, Bond, Omni, S&P 500 Index, Social Awareness and Nasdaq 100 Index portfolios and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

For each of the indicated years, ending on December 3l, the following brokerage commission amounts were paid by each portfolio:


                                    1999             1998              1997
                                    ----             ----              ----

Equity                           $  817,693       $  249,512         $167,877
Money Market                           None             None             None
Bond                                   None             None             None
Omni                                224,752          130,934           96,409
International                     2,225,000          253,718          286,011
Capital Appreciation                 50,971           63,490           40,887
Small Cap                           113,023           78,359           55,034
International Small Company         560,000          101,032           45,153
Aggressive Growth                   195,628          118,001          104,590
Core Growth                          50,123           17,204           12,359
Growth & Income                     581,431          270,046           51,188
S&P 500 Index                        81,560           48,797           74,063
Social Awareness                     41,407           39,951           16,522
Strategic Income                     11,024            6,613            5,127
Firstar Growth & Income              13,856           16,648            4,353
Relative Value                        5,690           28,388           11,110
Capital Growth                        9,804            3,000              N/A
High Income Bond                        114             None              N/A
Equity Income                         3,954            2,017              N/A

Blue Chip                             3,649            4,014              N/A
Nasdaq 100 Index                        N/A              N/A              N/A
                                 ----------       ----------         ---------
                                 $4,989,679       $1,431,724         $970,683

In l999, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.


                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market portfolio is normally $l0 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net assets value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: Interactive Data Corporation (and related "Fundrun" services), Reuters, Bloomberg and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market and Omni portfolios, with remaining maturities of 60 days or less, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni portfolio at amortized cost. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $l0 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni and Money Market portfolios are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni portfolio and of those portfolios other than the Money Market portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni portfolio, to maintain a dollar-weighted average maturity of not more than l20 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni and Money Market portfolios are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $l0 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio's $l0 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $l0. ONLI and ONLAC, the sole shareholders of the Money Market portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market portfolio will be bound by such agreement.


                                   TAX STATUS

At December 3l, 1999 the Fund and each portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under
Section 817(h) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

                              INDEPENDENT AUDITORS


The financial statements of Ohio National Fund, Inc. as of December 31, 1999 and for the earlier periods indicated herein included in this Statement of Additional Information and the Financial Highlights included in the prospectus have been included herein and in the prospectus in reliance upon the report of KPMG LLP, independent certified public accountants, appearing in this Statement of Additional Information, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP's business address is 201 East Fifth Street, Cincinnati, Ohio 45202.


                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of the Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.


                                   THE S&P 500

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                              THE NASDAQ 100 INDEX

The Nasdaq 100 Index portfolio is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates). The Nasdaq Stock Market, Inc. and its affiliates are referred to herein as "Nasdaq." Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq 100 Index portfolio. Nasdaq makes no representation or warranty, express or implied to investors in the portfolio or any member of the public regarding the advisability of investing in securities generally or the portfolio particularly, or the ability of the Nasdaq 100 Index(R) to track general stock market performance. Nasdaq's only relationship to the Adviser (the licensee) is in the licensing of the Nasdaq 100(R), Nasdaq 100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of Nasdaq aND the use of the Nasdaq 100 Index(R) which is determined, composed and calculated by Nasdaq without regard to the Adviser or the portfolio. Nasdaq has no obligation to take the needs of the Adviser or investors in the portfolio into consideration in determining, composing or calculating the Nasdaq 100 Index(R). Nasdaq is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which the portfolio is to be converted into cash. Nasdaq has no liability in connection with the administration, marketing or trading of the portfolio.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ 100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, INVESTORS IN THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    APPENDIX

DEBT SECURITY RATINGS

The Commission has designated six nationally recognized statistical rating organizations: Duff and Phelps, Inc. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S&P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). The Adviser may use the ratings of all six such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow D&P, Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other four rating organizations have given their top rating to a security. Only the ratings of Moody's, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:
----------------

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:
-----

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORP. ("S & P")

Commercial Paper:
----------------

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:
-----

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated `BB.' `B,' `CC,' and `C,' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-" rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

DUFF & PHELPS, INC. ("D & P")

Commercial Paper:
-----------------

D&P's short-term ratings have incorporated gradations of "1+" and "1-" in recognition of quality differences within the first tier.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Commercial Paper
----------------

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds
-----

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD and D      Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than `AAA.' `DDD,' `DD,' or `D' categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    19.87%
Three-year                                  14.41%
Five-year                                   17.65%
Ten-year                                    12.35%
Since inception (1/14/71)                   11.17%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Your fund had a good fourth quarter, rising 19.01%. This outpaced both the S&P 500 and the Dow, which rose 14.88% and 11.66% respectively. Our objective is to provide investment results in excess of those achievable by investing in an index fund over a multi-year period; it is not to beat the index every day, week, quarter, or year.

Investment success last year was determined almost exclusively by how heavily weighted one was in technology. As you probably know, the technology heavy NASDAQ index rose over 85% in 1999, the largest single increase of any broad based index in history.

We believe that the dramatic price gains achieved by the major technology companies have removed most of the undervaluation present a few years ago. Accordingly, the risk of owning these securities has increased substantially. Our experience has been that most investor's psychological assessment of risk is inversely proportional to the most recent price action in their holdings. If a stock has gone up a lot, they feel more confident about it and perceive its risk to be lower than it was prior to the price rise. If a stock has dropped a lot, they believe it is riskier because of its decline. The opposite is typically the case.

We have written in the past about enantiodromia, the tendency for things to swing back and forth. We think many of the securities which have performed poorly for us in the last year or so are likely to do much better this year, while many of our heretofore strongest performers are more vulnerable than they have been.

The market's rocky start has clipped some of our financials, a group which lagged the market badly last year as interest rates rose. We think rising rates are the biggest risk to the equity market this year. The Federal Reserve recently raised rates 25 basis points and the market expects further increases. If rates peak this year, and start down or even stabilize, then our financials should do quite well.

Portfolio activity was predictably modest in the quarter. We bought one stock:
Albertsons, a supermarket chain which has had some integration issues with their purchase of American Stores, and earnings have suffered as a result. Trading now at under 12x this year's earnings, we think Albertsons is a bargain. We sold several issues, mostly smaller positions in a variety of industries. The money from these sales was recycled into stocks whose prospects we deemed greater than those of the companies sold.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
                                                                          10000.00                           10000.00
'87'                                                                      10751.40                           10318.00
                                                                          12236.00                           11645.00
'88'                                                                      12367.00                           12052.80
                                                                          14124.00                           14034.00
'89'                                                                      15237.50                           15847.50
                                                                          15798.00                           16335.00
'90'                                                                      14649.70                           15345.70
                                                                          15814.00                           17543.00
'91'                                                                      17606.10                           20032.60
                                                                          17370.00                           19904.00
'92'                                                                      18935.20                           21568.40
                                                                          20016.00                           22607.00
'93'                                                                      21605.00                           23722.50
                                                                          20916.00                           22911.00
'94'                                                                      21659.00                           24033.90
                                                                          25247.00                           28876.00
'95'                                                                      27550.50                           33029.20
                                                                          30211.00                           36398.00
'96'                                                                      32607.70                           40653.10
                                                                          36592.00                           48986.00
'97'                                                                      38531.80                           54169.80
                                                                          41934.00                           63763.00
'98'                                                                      40734.80                           69648.60
                                                                          44510.00                           78271.10
'99'                                                                      48828.50                           84305.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  America Online Inc.                    15.42
 2.  Gateway Inc.                            5.75
 3.  Dell Computer                           4.69
 4.  Nextel                                  4.68
 5.  Nokia Corp - Spon ADR                   4.19
 6.  WPP Group PLC                           3.57
 7.  Citigroup Inc.                          2.90
 8.  MGIC Investment Corp                    2.88
 9.  Amgen Inc.                              2.74
10.  Chase Manhattan                         2.63

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer Services                      15.42
 2.  Computer Hardware                      13.56
 3.  Computer and Related                   13.56
 4.  Telecommunications & Cellular          12.71
 5.  Banking                                11.42

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.6%)
    72,688   General Motors Corp. .............  $  5,283,509
                                                 ------------
             BANKING (9.9%)
   229,016   Bank One Corp. ...................     7,342,825
    79,756   Bank of America Corp. ............     4,002,754
   111,682   Chase Manhattan Corp. ............     8,676,295
   181,574   Fleet Boston Financial Corp. .....     6,321,045
   242,293   Washington Mutual Inc. ...........     6,299,618
                                                 ------------
                                                   32,642,537
                                                 ------------
             BUSINESS SERVICES (0.8%)
    50,882   First Data Corp. .................     2,509,119
                                                 ------------
             COMPUTER & RELATED (13.6%)
   303,439   *Dell Computer Corp. .............    15,475,389
   263,014   *Gateway Inc. ....................    18,953,446
    61,911   International Business Machines...     6,686,388
   193,834   *Storage Technology Corp. ........     3,573,814
                                                 ------------
                                                   44,689,037
                                                 ------------
             COMPUTER SOFTWARE (15.4%)
   673,573   *America Online Inc. .............    50,812,663
                                                 ------------
             CONSUMER PRODUCTS (2.7%)
       102   *Berkshire Hathaway Inc. CL A.....     5,722,200
   231,426   Mattel Inc. ......................     3,037,466
                                                 ------------
                                                    8,759,666
                                                 ------------
             ENTERTAINMENT & LEISURE (0.8%)
   108,832   *Metro-Goldwyn-Mayer Inc. ........     2,564,354
                                                 ------------
             FINANCIAL SERVICES (8.4%)
    80,302   Bear Stearns Co. Inc. ............     3,432,911
   172,028   Citigroup Inc. ...................     9,558,306
   121,394   Fannie Mae........................     7,579,538
    62,256   Freddie Mac.......................     2,929,923
   155,384   MBNA Corp. .......................     4,234,214
                                                 ------------
                                                   27,734,892
                                                 ------------
             FOOD & RELATED (2.0%)
   130,177   Albertson's Inc. .................     4,198,208
   131,105   *Kroger Co. ......................     2,474,607
                                                 ------------
                                                    6,672,815
                                                 ------------
             HOTEL/LODGING (3.1%)
    37,614   MGM Grand Inc. ...................     1,892,454
   169,605   *Mandalay Resort Group............     3,413,301
   215,500   Starwood Hotels & Resorts
              Worldwide........................     5,064,250
                                                 ------------
                                                   10,370,005
                                                 ------------
             INSURANCE SERVICES (4.8%)
   110,145   Aetna Inc. .......................     6,147,468
   157,812   MGIC Investment Corp. ............     9,498,310
                                                 ------------
                                                   15,645,778
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             MANUFACTURING (0.8%)
    57,467   Danaher Corp. ....................  $  2,772,783
                                                 ------------
             MEDICAL & RELATED (7.8%)
   150,221   *Amgen Inc. ......................     9,022,649
   268,946   *Foundation Health Systems
              Inc. ............................     2,672,651
   244,715   McKesson HBOC Inc. ...............     5,521,382
         1   *Quorum Health Group Inc. ........             5
   162,667   United Healthcare Corp. ..........     8,641,684
                                                 ------------
                                                   25,858,371
                                                 ------------
             RETAIL (3.4%)
    76,322   *Amazon.com Inc. .................     5,810,012
   373,657   *Toys 'R' Us Inc. ................     5,347,966
                                                 ------------
                                                   11,157,978
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (7.2%)
   156,279   *MCI Worldcom Inc. ...............     8,292,555
   149,463   *Nextel Communications Inc. ......    15,413,372
                                                 ------------
                                                   23,705,927
                                                 ------------
             WASTE DISPOSAL (2.3%)
   437,283   Waste Management Inc. ............     7,515,801
                                                 ------------
             TOTAL U.S. COMMON STOCK (84.6%)
              (COST $255,982,424)..............  $278,695,235
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             FINLAND (4.2%)
             TELECOMMUNICATIONS & CELLULAR (4.2%)
    72,687   Nokia Corp. SP-ADR................  $ 13,810,530
                                                 ------------
             MEXICO (1.3%)
             TELECOMMUNICATIONS & CELLULAR (1.3%)
    38,766   Telefonos de Mexico SP-ADR........     4,361,175
                                                 ------------
             NETHERLANDS (2.3%)
             ELECTRICAL EQUIPMENT (2.3%)
    56,284   Koninklijke Philips Electronics...     7,598,340
                                                 ------------
             UNITED KINGDOM (5.1%)
             ADVERTISING (3.6%)
   744,666   *WPP Group PLC....................    11,773,765
             BANKING (1.5%)
   401,180   *Lloyds TSB Group PLC.............     5,007,770
                                                 ------------
             TOTAL UNITED KINGDOM..............    16,781,535
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (12.9%)
              (COST $27,507,365)...............  $ 42,551,580
                                                 ------------
             TOTAL COMMON STOCK (97.5%) (COST
              $283,489,789)....................  $321,246,815
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.5%)
$2,578,781   Banc of America 3.100% 01/03/00
              repurchase price $2,579,438
              collateralized by FNMA
              certificates pool #C00652 due
              09/01/28 (Cost $2,578,781).......  $  2,578,781
 2,578,781   Morgan Stanley Dean Witter 2.250%
              01/03/00 repurchase price
              $2,579,258 collateralized by U.S.
              Treasury due 05/15/05 (Cost
              $2,578,781)......................     2,578,781
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (1.5%)
              (COST $5,157,562)................  $  5,157,562
                                                 ------------
             TOTAL HOLDINGS (99.0%) (COST
              $288,647,351) (A)................  $326,404,377
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.0%)...............     3,209,890
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $329,614,267
                                                 ============

*      Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.
(a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $288,647,351)...........  $326,404,377
  Cash in bank.............................        26,830
  Receivable for securities sold...........     4,036,326
  Receivable for fund shares sold..........       676,325
  Dividends and accrued interest
    receivable.............................       228,699
  Other....................................        16,986
                                             ------------
    Total assets...........................   331,389,543
                                             ------------
Liabilities:
  Payable for securities purchased.........       975,005
  Payable for fund shares redeemed.........       469,693
  Payable for investment management
    services (note 3)......................       217,046
  Other accrued expenses...................       113,532
                                             ------------
    Total liabilities......................     1,775,276
                                             ------------
Net assets at market value.................  $329,614,267
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 12,448,440
  Paid-in capital in excess of par value...   278,303,882
  Accumulated undistributed net realized
    gain on investments....................     1,104,919
  Net unrealized appreciation on
    investments (note 1)...................    37,757,026
                                             ------------
Net assets at market value.................  $329,614,267
                                             ============
Shares outstanding (note 4)................    12,448,440
Net asset value per share..................  $      26.48
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest.................................  $    753,305
  Dividends................................     2,324,291
                                             ------------
    Total investment income................     3,077,596
                                             ------------
Expenses:
  Management fees (note 3).................     1,848,965
  Custodian fees (note 3)..................        55,594
  Directors' fees (note 3).................         8,748
  Professional fees........................        39,954
  Accounting and transfer agent fees.......       181,204
  Other....................................        61,372
                                             ------------
    Total expenses.........................     2,195,837
                                             ------------
    Net investment income..................  $    881,759
                                             ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.......  $127,818,941
  Net decrease in unrealized appreciation
    on investments.........................   (74,881,941)
                                             ------------
    Net gain on investments................    52,937,000
                                             ------------
    Net increase in net assets from
      operations...........................  $ 53,818,759
                                             ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  1999            1998
                                                              -------------   ------------
From operations:
  Net investment income.....................................  $     881,759   $  3,676,480
  Realized gain on investments..............................    127,818,941      5,493,034
  Unrealized appreciation (depreciation) on investments.....    (74,881,941)     6,996,269
                                                              -------------   ------------
      Net increase in net assets from operations............     53,818,759     16,165,783
                                                              -------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (882,082)    (3,678,591)
  Capital gains distributions...............................   (126,714,022)    (5,566,857)
  Return of capital.........................................        (48,644)             0
                                                              -------------   ------------
      Total dividends and distributions.....................   (127,644,748)    (9,245,448)
                                                              -------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................     37,074,219     24,773,079
  Received from dividends reinvested........................    127,644,748      9,245,448
  Paid for shares redeemed..................................    (58,181,642)   (32,108,106)
                                                              -------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    106,537,325      1,910,421
                                                              -------------   ------------
         Increase in net assets.............................     32,711,336      8,830,756
Net Assets:
  Beginning of period.......................................    296,902,931    288,072,175
                                                              -------------   ------------
  End of period (a).........................................  $ 329,614,267   $296,902,931
                                                              =============   ============
(a) Includes undistributed net investment income of.........  $           0   $        323
                                                              =============   ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                               ----      ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $36.31     $35.44     $32.30     $28.58     $23.20
Income from investment operations:
  Net investment income.....................................    0.12       0.45       0.51       0.47       0.50
  Net realized & unrealized gain on investments.............    6.85       1.56       5.24       4.58       5.65
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    6.97       2.01       5.75       5.05       6.15
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.11)     (0.45)     (0.63)     (0.46)     (0.39)
  Distributions from net realized capital gains.............  (16.68)     (0.69)     (1.98)     (0.87)     (0.38)
  Return of capital.........................................   (0.01)      0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................  (16.80)     (1.14)     (2.61)     (1.33)     (0.77)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $26.48     $36.31     $35.44     $32.30     $28.58
                                                              ======     ======     ======     ======     ======
Total return................................................   19.87%      5.72%     18.17%     18.35%     27.20%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.76%      0.64%      0.67%      0.73%      0.73%
  Ratio of net investment income to average net assets......    0.31%      1.25%      1.43%      1.60%      1.90%
Portfolio turnover rate.....................................     124%        25%        19%        11%        14%
Net assets at end of period (millions)......................  $329.6     $296.9     $288.1     $232.8     $175.7

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (12.4%)
$1,900,000   American Honda 5.850% 02/07/00.....  $ 1,888,576
   800,000   Ford Motor Credit Corp. 5.250%
              01/04/00..........................      799,650
   800,000   Ford Motor Credit Corp. 5.260%
              01/05/00..........................      799,532
 1,601,000   General Motors Acceptance Corp.
              5.990% 01/24/00...................    1,594,873
 1,251,000   General Motors Acceptance Corp.
              5.950% 02/11/00...................    1,242,523
 1,000,000   Hertz Corp. 5.900% 01/07/00........      999,017
 1,000,000   Hertz Corp. 5.900% 01/06/00........      999,181
                                                  -----------
                                                    8,323,352
                                                  -----------
             BUSINESS SERVICES (2.6%)
 1,750,000   PHH Corp. 6.650% 01/19/00..........    1,744,181
                                                  -----------
             COMMUNICATIONS (8.2%)
 3,200,000   AT&T 5.860% 02/16/00...............    3,176,039
 2,309,000   SBC Communications (144A) 5.820%
              01/20/00..........................    2,301,907
                                                  -----------
                                                    5,477,946
                                                  -----------
             COMPUTER & RELATED (4.2%)
 1,200,000   General Dynamics (144A) 6.020%
              01/31/00..........................    1,193,980
 1,658,000   IBM Credit 5.780% 01/20/00.........    1,652,942
                                                  -----------
                                                    2,846,922
                                                  -----------
             CONSUMER PRODUCTS (0.8%)
   550,000   Johnson & Johnson (144A) 5.850%
              03/13/00..........................      543,565
                                                  -----------
             FINANCE (29.7%)
   324,000   American Express Credit 5.730%
              01/18/00..........................      323,123
   688,000   American Express Credit 5.730%
              01/19/00..........................      686,029
 1,000,000   American Express Credit 5.840%
              01/18/00..........................      997,242
   600,000   American Express Credit 5.840%
              01/19/00..........................      598,248
 2,734,000   American General Finance 5.700%
              03/01/00..........................    2,708,027
 2,196,000   Associates Corp. 5.900% 01/27/00...    2,186,643
   805,000   CIT Group 5.850% 02/04/00..........      800,552
 2,886,000   GTE Funding Inc. 6.050% 03/14/00...    2,850,594
 1,119,000   GE Capital 5.710% 02/10/00.........    1,111,901
 1,100,000   GE Capital 6.040% 01/28/00.........    1,095,017
 1,301,000   Heller Financial 6.000% 01/26/00...    1,295,579
 1,500,000   Household Finance 5.800%
              01/14/00..........................    1,496,858
 1,611,000   Household Finance 5.820%
              01/11/00..........................    1,608,396
 2,203,000   Merrill Lynch 5.930% 02/03/00......    2,191,025
                                                  -----------
                                                   19,949,234
                                                  -----------
             FOOD & RELATED (1.8%)
 1,212,000   Coca Cola 5.800% 01/13/00..........    1,209,657
                                                  -----------

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             INDUSTRIAL (4.8%)
$  500,000   Cooper Industries 6.020%
              02/08/00..........................  $   496,823
 1,100,000   Flour Corp. (144A) 5.800%
              02/02/00..........................    1,094,329
 1,652,000   Flour Corp. (144A) 5.800%
              01/21/00..........................    1,646,677
                                                  -----------
                                                    3,237,829
                                                  -----------
             INSURANCE (14.2%)
 1,000,000   Aetna Services 5.700% 03/07/00.....      989,550
 1,000,000   Aetna Services 5.970% 03/07/00.....      989,055
 1,300,000   Aetna Services 6.400% 01/13/00.....    1,297,227
 2,206,000   Allstate (144A) 5.750% 02/01/00....    2,195,077
 2,788,000   Prudential Funding 5.650%
              02/14/00..........................    2,768,747
 1,328,000   Prudential Funding 5.940%
              01/10/00..........................    1,326,028
                                                  -----------
                                                    9,565,684
                                                  -----------
             MACHINERY & EQUIPMENT (4.0%)
 2,648,000   John Deere Capital 5.650%
              01/12/00..........................    2,643,429
                                                  -----------
             MEDICAL & RELATED (4.2%)
 2,831,000   Schering Plough 6.000% 02/08/00....    2,813,070
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.5%)
 3,040,000   Chevron USA 5.900% 02/29/00........    3,010,605
 2,691,000   (EI) De Nemours Dupont 5.880%
              01/25/00..........................    2,680,451
                                                  -----------
                                                    5,691,056
                                                  -----------
             RETAIL (4.7%)
 3,200,000   Sears Roebuck Acceptance 5.250%
              02/15/00..........................    3,179,000
                                                  -----------
             TOTAL SHORT-TERM NOTES (100.1%)
              (COST $67,224,925)................  $67,224,925
                                                  -----------

   FACE                                            AMORTIZED
  AMOUNT            REPURCHASE AGREEMENTS            COST
-------------------------------------------------------------
             FINANCIAL (2.2%)
$1,503,000   Firstar 1.000% 01/03/00 repurchase
              price $1,503,124 collateralized by
              GNMA certificates pool # 8375 due
              02/20/24 (Cost $1,503,000)........  $ 1,503,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (2.2%)
             (COST $1,503,000)..................  $ 1,503,000
                                                  -----------
             TOTAL HOLDINGS (102.3%)
             (COST $68,727,925) (a).............  $68,727,925
                                                  -----------
             LIABILITIES, NET OF CASH &
             RECEIVABLES (-2.3%)................   (1,569,844)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $67,158,081
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $9,434,494 or 14.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
   (a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at value (note
    1) (cost $68,727,925)...................  $68,727,925
  Cash in bank..............................          341
  Receivable for fund shares sold...........      604,931
  Other.....................................        1,785
                                              -----------
    Total assets............................   69,334,982
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........    2,148,331
  Payable for investment management services
    (note 3)................................       13,676
  Other accrued expenses....................       14,868
  Dividends payable.........................           26
                                              -----------
    Total liabilities.......................    2,176,901
                                              -----------
Net assets at market value..................  $67,158,081
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 6,715,830
  Paid-in capital in excess of par value....   60,442,251
                                              -----------
Net assets at market value..................  $67,158,081
                                              ===========
Shares outstanding (note 4).................    6,715,830
Net asset value per share...................  $     10.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $ 2,765,741
                                              -----------
Expenses:
  Management fees (note 3)..................      156,749
  Custodian fees (note 3)...................        8,665
  Directors' fees (note 3)..................        1,300
  Professional fees.........................        4,796
  Accounting and transfer agent fees........       32,954
  Other.....................................        8,826
                                              -----------
    Total expenses..........................      213,290
    Less fees waived (note 3)...............      (26,125)
                                              -----------
      Net expenses..........................      187,165
                                              -----------
    Net investment income...................  $ 2,578,576
                                              -----------
    Net increase in net assets from
      operations............................  $ 2,578,576
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  1999            1998
                                                              -------------   ------------
From operations:
      Net investment income from operations.................  $   2,578,576   $  1,645,134
                                                              -------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (2,578,576)    (1,645,134)
                                                              -------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................    223,206,883     61,020,166
  Received from dividends reinvested........................      2,578,576      1,645,134
  Paid for shares redeemed..................................   (203,029,030)   (47,405,261)
                                                              -------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................     22,756,429     15,260,039
                                                              -------------   ------------
         Increase in net assets.............................     22,756,429     15,260,039
Net Assets:
  Beginning of period.......................................     44,401,652     29,141,613
                                                              -------------   ------------
  End of period.............................................  $  67,158,081   $ 44,401,652
                                                              =============   ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $10.00     $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................    0.49       0.52       0.52       0.50       0.54
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.49)     (0.52)     (0.52)     (0.50)     (0.54)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return................................................    5.02%      5.39%      5.37%      5.17%      5.62%
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................    0.36%      0.36%      0.38%      0.44%      0.44%
  Ratio of net investment income to average net assets......    4.90%      5.26%      5.11%      4.98%      5.39%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................    0.41%      0.41%      0.43%      0.49%      0.55%
Net assets at end of period (millions)......................  $ 67.2     $ 44.4     $ 29.1     $ 25.6     $ 15.7

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     0.58%
Three-year                                   4.96%
Five-year                                    7.35%
Ten-year                                     7.11%
Since inception (11/2/82)                    8.01%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Bond portfolio returned .58% in 1999 versus .39 for the Lehman Brothers Government/Corporate Bond Index. The year was the most difficult in a long time for the fixed income investors and the great majority of fixed income funds provided investors with negative returns. We are pleased with the relative performance of our fund versus that of competitors as our returns were in the top 10%-15% by most comparisons.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                                                 LEHMAN BROS. GOVT./CORP. INDEX -
                                                                       BOND PORTFOLIO                      INTERMEDIATE
                                                                       --------------            --------------------------------
                                                                          10000.00                           10000.00
'87'                                                                      10599.00                           10896.10
                                                                          10954.10                           11376.70
'88'                                                                      11313.40                           11634.90
                                                                          11962.80                           12540.10
'89'                                                                      12525.00                           13119.50
                                                                          12914.50                           13520.90
'90'                                                                      13503.40                           14322.70
                                                                          14104.30                           14944.30
'91'                                                                      15253.90                           16416.30
                                                                          15777.00                           16910.50
'92'                                                                      16403.40                           17593.60
                                                                          17673.00                           18675.60
'93'                                                                      18157.30                           19127.60
                                                                          17343.80                           18622.60
'94'                                                                      17460.00                           18754.80
                                                                          19541.30                           20553.40
'95'                                                                      20760.60                           21624.30
                                                                          20463.80                           21578.90
'96'                                                                      21529.90                           22500.30
                                                                          22266.20                           23137.00
'97'                                                                      23528.70                           24270.70
                                                                          24189.90                           25103.20
'98'                                                                      24755.90                           26305.70
                                                                          24676.70                           26153.10
'99'                                                                      24898.80                           26406.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Franchise Finance Corp. of
     Amer. 8.25% 10/30/2003                 3.82
 2.  Anixter 8.00% 09/15/03                 3.76
 3.  US Industries, Inc. 144A 7.125%
     04/15/2005                             3.75
 4.  Dial Corp. 6.5% 9/15/2008              3.54
 5.  Thermo Electron Corporation
     4.25% 1/1/2003                         3.38
 6.  Abitibi-Consolidated Inc. 7.40%
     4/1/18                                 3.38
 7.  Colonial Realty 8.05% 07/15/06         3.32
 8.  Delta Airlines 144A 7.70%
     12/15/2005                             2.65
 9.  Texas Utilities 7.48% 0/01/17          2.59
10.  Watson Pharmaceuticals, Inc.
     7.125% 5/15/08                         2.51

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Electrical Equipment                   8.96
 2.  Oil, Energy, and Natural Gas           8.54
 3.  Utilities                              7.78
 4.  Industrial Services                    7.09
 5.  Real Estate and Leasing                6.83

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AIR COURIER (1.6%)
$  450,578   Federal Express Inc. 7.020%
              01/15/16..........................  $   404,711
                                                  -----------
             AUTOMOTIVE & RELATED (0.4%)
   100,000   Arvin Industries 10.000%
              08/01/00..........................      101,398
                                                  -----------
             BUILDING & CONSTRUCTION (1.8%)
   500,000   Owens Corning 7.500% 05/01/05......      475,326
                                                  -----------
             BUSINESS SERVICES (1.9%)
   500,000   Cendant Corp. 7.750% 12/01/03......      499,678
                                                  -----------
             CHEMICALS (2.4%)
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      613,282
                                                  -----------
             COMMUNICATIONS (1.8%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      207,017
   250,000   Tele-Communications, Inc. 8.250%
              01/15/03..........................      257,954
                                                  -----------
                                                      464,971
                                                  -----------
             COMPUTER & RELATED (1.1%)
   300,000   Apple Computer Inc. 6.500%
              02/15/04..........................      279,375
                                                  -----------
             CONSUMER GOODS (3.5%)
 1,000,000   Dial Corp. 6.500% 09/15/08.........      920,390
                                                  -----------
             ELECTRICAL EQUIPMENT (9.0%)
 1,000,000   Anixter Intl. 8.000% 09/15/03......      977,991
   500,000   Great Lakes Power 8.300%
              03/01/05..........................      489,767
   500,000   Pioneer 8.500% 08/01/06............      459,868
   400,000   Tektronix Inc. 7.500% 08/01/03.....      401,573
                                                  -----------
                                                    2,329,199
                                                  -----------
             ENTERTAINMENT & LEISURE (2.3%)
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      607,568
                                                  -----------
             FOOD & RELATED (1.7%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................      436,250
                                                  -----------
             FINANCIAL SERVICES (5.7%)
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03...................      991,976
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      487,583
                                                  -----------
                                                    1,479,559
                                                  -----------
             FOREIGN GOVERNMENT (1.8%)
   200,000   British Columbia (United Kingdom)
              7.000% 01/15/03...................      200,806
   250,000   Province of Quebec (Canada) 8.625%
              01/19/05..........................      265,648
                                                  -----------
                                                      466,454
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FORESTRY & PAPER PRODUCTS (5.5%)
$1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................  $   877,531
   300,000   Boise Cascade Co. 9.850%
              06/15/02..........................      310,138
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      252,559
                                                  -----------
                                                    1,440,228
                                                  -----------
             HOTEL/LODGING (2.3%)
   700,000   ITT Destinations 6.750% 11/15/05...      601,010
                                                  -----------
             HOUSING, FURNITURE & RELATED (0.6%)
   140,000   Armstrong World 9.750% 04/15/08....      156,323
                                                  -----------
             INDUSTRIAL SERVICES (7.1%)
   400,000   R&B Falcon Corp. Series B 6.750%
              04/15/05..........................      361,000
   500,000   Tenaska Georgia Partners LP 9.500%
              02/01/30..........................      507,945
 1,000,000   US Industries Inc. (144A) 7.125%
              10/15/03..........................      973,733
                                                  -----------
                                                    1,842,678
                                                  -----------
             INSURANCE (2.5%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      245,400
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      397,802
                                                  -----------
                                                      643,202
                                                  -----------
             MACHINERY (3.4%)
 1,000,000   Thermo Electron (144A) 4.250%
              01/01/03..........................      879,420
                                                  -----------
             METALS & MINING (1.7%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      447,589
                                                  -----------
             MEDICAL & RELATED (4.6%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      240,605
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      289,767
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      652,181
                                                  -----------
                                                    1,182,553
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.5%)
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      215,355
   100,000   DeKalb Energy 9.875% 07/15/00......      101,457
   400,000   Dresser Industries, Inc. 6.250%
              06/01/00..........................      400,470
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      500,845
   125,000   Marathon Oil 7.000% 06/01/02.......      123,943
   400,000   PDV America Inc. 7.875% 08/01/03...      376,911
   500,000   System Energy 7.800% 08/01/00......      500,783
                                                  -----------
                                                    2,219,764
                                                  -----------
             REAL ESTATE & LEASING (6.8%)
   300,000   Avalon Properties Inc. 7.375%
              09/15/02..........................      296,798
   900,000   Colonial Realty 8.050% 07/15/06....      861,791
   500,000   Security Capital US Realty 2.500%
              05/22/03..........................      368,750
   250,000   Sun Communities 7.625% 05/01/03....      246,363
                                                  -----------
                                                    1,773,702
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TRANSPORTATION (6.5%)
$  250,000   American President Cos. Ltd. 7.125%
              11/15/03..........................  $   174,763
   700,000   Delta Air Lines 7.700% 12/15/05....      689,240
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      346,242
   481,406   Northwest Airlines 8.070%
              01/02/15..........................      467,954
                                                  -----------
                                                    1,678,199
                                                  -----------
             RESTAURANTS (1.8%)
   500,000   Wendy's Inc. 6.350% 12/05/05.......  $   471,227
                                                  -----------
             UTILITIES (6.6%)
   200,000   Cleveland Electric Illum. 7.625%
              08/01/02..........................      199,687
   250,000   Kansas City Gas & Electric 8.290%
              03/29/16..........................      242,982
   200,000   Old Dominion Electric 8.760%
              12/01/22..........................      203,843
   200,000   Sprint Corp. 8.125% 07/15/02.......      204,279
   700,000   Texas Utilities 7.480% 01/01/17....      673,123
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      200,391
                                                  -----------
                                                    1,724,305
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (92.9%) (COST $25,104,240)........  $24,138,361
                                                  -----------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             UTILITIES (1.2%)
    12,000   GTE Delaware, 8.750%, Series B.....  $   297,000
                                                  -----------
             TOTAL PREFERRED STOCKS (1.2%) (COST
              $300,000).........................  $   297,000
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (4.1%)
$1,072,000   American Express Credit 1.000%
              01/03/00..........................  $ 1,071,940
                                                  -----------
             TOTAL SHORT-TERM NOTES (4.1%) (COST
              $1,071,940).......................  $ 1,071,940
                                                  -----------
             TOTAL HOLDINGS (98.2%) (COST
              $26,476,180) (a)..................  $25,507,301
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.8%)................      476,367
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $25,983,668
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,853,153 or 7.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   (a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $26,476,180).............  $25,507,301
  Cash in bank..............................          701
  Receivable for fund shares sold...........       36,759
  Dividends and accrued interest
    receivable..............................      524,084
  Other.....................................        1,360
                                              -----------
    Total assets............................   26,070,205
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       57,164
  Payable for investment management services
    (note 3)................................       13,329
  Other accrued expenses....................       16,044
                                              -----------
    Total liabilities.......................       86,537
                                              -----------
Net assets at market value..................  $25,983,668
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,614,946
  Paid-in capital in excess of par value....   24,624,973
  Accumulated net realized loss on
    investments (note 1)....................     (305,798)
  Net unrealized depreciation on investments
    (note 1)................................     (968,879)
  Undistributed net investment income.......       18,426
                                              -----------
Net assets at market value..................  $25,983,668
                                              ===========
Shares outstanding (note 4).................    2,614,946
Net asset value per share...................  $      9.94
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest...................................  $1,937,988
  Dividends..................................      26,250
                                               ----------
    Total investment income..................   1,964,238
                                               ----------
Expenses:
  Management fees (note 3)...................     160,182
  Custodian fees (note 3)....................       5,108
  Directors' fees (note 3)...................       1,050
  Professional fees..........................       4,795
  Accounting and transfer agent fees.........      26,474
  Other......................................       7,309
                                               ----------
    Total expenses...........................     204,918
                                               ----------
    Net investment income....................  $1,759,320
                                               ----------
Realized and unrealized loss on investments:
  Net realized loss from investments.........  $  (31,297)
  Net increase in unrealized depreciation on
    investments..............................  (1,582,737)
                                               ----------
    Net loss on investments..................  (1,614,034)
                                               ----------
    Net increase in net assets from
      operations.............................  $  145,286
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment income.....................................  $ 1,759,320   $ 1,603,360
  Realized loss on investments..............................      (31,297)     (230,373)
  Unrealized depreciation on investments....................   (1,582,737)     (124,666)
                                                              -----------   -----------
      Net increase in net assets from operations............      145,286     1,248,321
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................   (1,743,554)   (1,604,016)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    5,505,101    10,579,517
  Received from dividends reinvested........................    1,743,554     1,604,016
  Paid for shares redeemed..................................   (8,047,905)   (5,213,682)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (799,250)    6,969,851
                                                              -----------   -----------
         Increase (decrease) in net assets..................   (2,397,518)    6,614,156
Net Assets:
  Beginning of period.......................................   28,381,186    21,767,030
                                                              -----------   -----------
  End of period (a).........................................  $25,983,668   $28,381,186
                                                              ===========   ===========
(a) Includes undistributed net investment income of.........  $    18,426   $     2,660
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $10.56     $10.68     $10.62     $10.93     $ 9.70
Income (loss) from investment operations:
  Net investment income.....................................    0.68       0.67       0.71       0.69       0.70
  Net realized and unrealized gain (loss) on investments....   (0.62)     (0.12)      0.23      (0.32)      1.08
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    0.06       0.55       0.94       0.37       1.78
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.68)     (0.67)     (0.88)     (0.68)     (0.55)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 9.94     $10.56     $10.68     $10.62     $10.93
                                                              ======     ======     ======     ======     ======
Total return................................................    0.58%      5.22%      9.28%      3.71%     18.90%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.77%      0.72%      0.78%      0.79%      0.75%
  Ratio of net investment income to average net assets......    6.57%      6.21%      6.67%      6.54%      6.76%
Portfolio turnover rate.....................................       8%        12%        10%         3%         4%
Net assets at end of period (millions)......................  $ 26.0     $ 28.4     $ 21.8     $ 20.8     $ 18.1

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     11.36%
Three-year                                   11.21%
Five-year                                    14.30%
Ten-year                                     11.09%
Since inception (9/10/84)                    11.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Omni fund achieved double digit returns in 1999, finishing the year up 11.36%. Approximately half that return occurred during December 1999, when Omni's value increased by 5.87%. With the recent change in fund managers, I feel it is important to discuss the goals and strategies for the Omni fund.

Omni will be invested in approximately 80% equities and 20% fixed income (bonds and commercial paper). The equities will be invested primarily in mid to large market capital companies. Equities will be diversified into about 5 industries/classifications the manager has identified as growth industries: financials; computer related; communications related; drug/healthcare related; and a final category for all "other."

Interest rate risk and credit risk are being reduced in the 20% fixed income portion of Omni; longer maturity bonds and weaker credits are being eliminated from the fund. The goal of the fixed income portion of the Omni is to bring a source of steady income to the fund, and to reduce the volatility of the fund (i.e. the 20% of fixed income related holdings will retain a steady value, while stock prices fluctuate), thereby reducing the risk of the fund.

The 20% fixed income related holdings will fluctuate, depending upon the manager's perception of buying opportunities in equities (may reduce fixed income to approximately 15% or less of the fund) and selling opportunities in equities (may increase fixed income to 25% or more). Material changes in the percent of fixed income held are expected to be infrequent.

The objective of the Omni portfolio is a high level of long-term total return consistent with preservation of capital by investing in stock, bonds and money market instruments. Total rate of return consists of current income including dividends, interest and discount accruals and capital appreciation. We look forward to making money for you in the Omni Fund, during the year 2000.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                       OMNI PORTFOLIO                       S&P INDEX
                                                                       --------------                       ---------
                                                                         10000.00                            10000.00
'87'                                                                      9698.97                            10318.30
                                                                         10796.90                            11645.20
'88'                                                                     11157.50                            12052.80
                                                                         12261.00                            14034.30
'89'                                                                     12882.60                            15847.50
                                                                         13307.70                            16335.60
'90'                                                                     13128.10                            15345.70
                                                                         14011.60                            17543.20
'91'                                                                     15510.90                            20032.60
                                                                         15735.80                            19904.30
'92'                                                                     16845.10                            21568.30
                                                                         17990.60                            22608.00
'93'                                                                     19010.70                            23722.50
                                                                         18413.70                            22911.20
'94'                                                                     18909.10                            24033.90
                                                                         21456.10                            28876.70
'95'                                                                     23213.40                            33029.10
                                                                         24875.50                            36398.10
'96'                                                                     26820.70                            40653.10
                                                                         29728.10                            48986.90
'97'                                                                     31687.20                            54169.80
                                                                         34165.10                            63763.20
'98'                                                                     33123.10                            69648.60
                                                                         35113.70                            78271.10
'99'                                                                     36883.50                            84305.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Cisco Systems Inc.                      7.33
 2.  Texas Instruments                       3.24
 3.  Sun Microsystems Inc.                   3.06
 4.  Nasdaq 100 Shares                       2.99
 5.  S & P 500 Depository                    2.49
 6.  Microsoft Corp.                         2.46
 7.  EMC Corporation                         2.30
 8.  General Electric Company                2.28
 9.  American International Group            2.28
10.  Intel Corp                              1.91

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer and Related                   27.70
 2.  Telecommunications & Cellular           6.70
 3.  Oil, Energy, and Natural Gas            5.79
 4.  Banking                                 5.70
 5.  Electrical Equipment                    4.92

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             AEROSPACE (2.5%)
    44,200   Globalstar Telecommunications.....  $  1,944,800
    49,000   Honeywell Intl Inc................     2,826,687
                                                 ------------
                                                    4,771,487
                                                 ------------
             AUTOMOTIVE & RELATED (2.5%)
    21,000   Eaton Corp. ......................     1,525,125
    58,777   Ford Motor Co. ...................     3,140,896
                                                 ------------
                                                    4,666,021
                                                 ------------
             BANKING (3.6%)
    45,050   Bank of America Corp. ............     2,260,947
    33,200   Chase Manhattan Corp. ............     2,579,225
    76,320   Firstar Corp. (b) ................     1,612,260
    52,500   Sovereign Bancorp Inc. ...........       391,289
                                                 ------------
                                                    6,843,721
                                                 ------------
             BROADCAST RADIO & TV (0.8%)
    40,000   Infinity Broadcasting.............     1,447,500
                                                 ------------
             BUSINESS SERVICES (3.7%)
    30,000   Hewlett-Packard Co. ..............     3,418,125
    54,500   Manpower Inc. ....................     2,050,562
    67,000   Reynolds & Reynolds...............     1,507,500
                                                 ------------
                                                    6,976,187
                                                 ------------
             CHEMICALS (0.7%)
    40,000   Monsanto Co. .....................     1,425,000
                                                 ------------
             COMMUNICATIONS (5.7%)
    36,000   *ADC Telecommunications Inc. .....     2,612,250
    20,000   *Associated Group Inc. CL B.......     1,840,000
    39,000   Bell Atlantic Corp. ..............     2,400,938
    64,875   *MCI Worldcom Inc. ...............     3,442,430
    16,000   *Williams Communication Group
              Inc. ............................       463,000
                                                 ------------
                                                   10,758,618
                                                 ------------
             COMPUTER & RELATED (21.4%)
   130,000   *Cisco Systems Inc. ..............    13,926,250
    39,300   *Dell Computer Corp. .............     2,004,300
    40,000   *EMC Corp. .......................     4,370,000
    44,000   Intel Corp. ......................     3,621,750
    25,000   Intl Business Machines Corp. .....     2,700,000
    46,000   *NCR Corp.........................     1,742,250
    75,000   *Sun Microsystems Inc. ...........     5,807,813
    67,000   Texas Instruments Inc. ...........     6,490,625
                                                 ------------
                                                   40,662,988
                                                 ------------
             COMPUTER SOFTWARE (4.3%)
    51,000   Computer Associates...............     3,566,813
    40,000   *Microsoft Corp. .................     4,670,000
                                                 ------------
                                                    8,236,813
                                                 ------------
             COMPUTER SERVICES (1.0%)
    58,092   *Unisys Corp. ....................     1,855,320
                                                 ------------

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             DRUGS (4.8%)
    56,000   Abbott Laboratories...............  $  2,033,500
    90,000   *Catalytica Inc. .................     1,220,625
    30,000   Lilly (Eli) & Co. ................     1,995,000
    30,000   Merck & Co. Inc. .................     2,011,875
    53,000   *Watson Pharmaceutical............     1,898,063
                                                 ------------
                                                    9,159,063
                                                 ------------
             ELECTRICAL EQUIPMENT (5.6%)
    47,000   *American Power Conversion
              Corp. ...........................     1,239,625
    33,333   *Analog Devices Inc. .............     3,099,969
    30,000   CBS Corp. ........................     1,918,125
    28,000   General Electric Co. .............     4,333,000
                                                 ------------
                                                   10,590,719
                                                 ------------
             FINANCIAL SERVICES (2.5%)
    60,810   Associates First Capital CL A.....     1,668,474
    50,000   MGIC Investment Corp. ............     3,009,375
                                                 ------------
                                                    4,677,849
                                                 ------------
             HOUSING & RELATED (0.6%)
   139,781   Clayton Homes Inc. ...............     1,284,238
                                                 ------------
             INSURANCE SERVICES (3.2%)
    50,000   AXA Financial Inc. ...............     1,693,750
    39,999   American Intl Group...............     4,324,892
                                                 ------------
                                                    6,018,642
                                                 ------------
             MEDICAL & RELATED (0.9%)
    26,500   Baxter International..............     1,664,531
                                                 ------------
             OIL, ENERGY & NATURAL GAS (3.2%)
    53,630   Schlumberger Ltd. ................     3,016,688
    86,000   *Tesoro Petroleum.................       994,375
    10,404   Transocean Sedco Forex Inc. ......       350,492
   235,000   USEC Inc. ........................     1,645,000
                                                 ------------
                                                    6,006,555
                                                 ------------
             PROTECTION/SAFETY (1.1%)
    52,000   Tyco Intl. Ltd. ..................     2,021,500
                                                 ------------
             REAL ESTATE & LEASING (0.6%)
    48,000   Commercial Net Lease Realty.......       477,000
    50,000   JDN Realty Corp. .................       806,250
                                                 ------------
                                                    1,283,250
                                                 ------------
             RETAIL (0.8%)
    20,400   Dayton Hudson Corp. ..............     1,498,125
                                                 ------------
             TEXTILES (0.3%)
    58,000   Warnaco Group CL A................       714,125
                                                 ------------
             TRANSPORTATION & EQUIPMENT (1.2%)
    24,000   CNF Transfer Inc. ................       828,000
    22,000   United Parcel Services CL B.......     1,518,000
                                                 ------------
                                                    2,346,000
                                                 ------------
             TOTAL COMMON STOCKS (71.0%) (COST
              $70,162,595).....................  $134,908,252
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES             DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
    31,100   NASDAQ 100 Shares.................  $  5,683,525
    32,250   S&P 500 Depository Receipt........     4,736,719
                                                 ------------
             TOTAL DEPOSITORY UNITS (5.5%)
              (COST $9,833,849)................  $ 10,420,244
                                                 ------------

                                                    MARKET
  SHARES              PREFERRED STOCK               VALUE
-------------------------------------------------------------
             BANKING (1.5%)
    46,000   Flagstar Bancorp Inc. ............  $    862,500
    30,000   National Australia Bank Conv. ....       828,750
    25,000   *Sovereign Bancorp Conv. .........     1,259,375
                                                 ------------
                                                    2,950,625
                                                 ------------
             FINANCIAL SERVICES (0.3%)
    30,000   Provident Capital TR II 8.750%....       600,000
                                                 ------------
             FOOD & RELATED (0.3%)
    20,000   Conagra Capital 9.350% Series C...       490,000
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.4%)
    41,000   Consumer Energy II................       845,625
                                                 ------------
             UTILITIES (0.3%)
    20,000   GTE Delaware 8.750% Series B......       495,000
                                                 ------------
             TOTAL PREFERRED STOCKS (2.8%)
              (COST $5,963,837)................  $  5,381,250
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (1.1%)
$2,005,000   U.S. Treasury Note 7.750%
              02/15/01.........................  $  2,040,088
                                                 ------------
             AEROSPACE (0.2%)
   500,000   AAR Corp. 7.250% 10/15/03.........       489,842
                                                 ------------
             BANKING (0.5%)
 1,000,000   Green Tree Financial CL A 8.700%
              06/15/25.........................     1,043,056
                                                 ------------
             CHEMICALS (0.8%)
 1,750,000   Geon Company 7.500% 12/15/98......     1,531,023
                                                 ------------
             COMMUNICATIONS (1.0%)
 1,600,000   Comcast Cable Communications
              8.375% 05/01/07..................     1,656,136
   300,000   Sprint 8.125% 07/15/02............       306,418
                                                 ------------
                                                    1,962,554
                                                 ------------
             COMPUTERS & RELATED (0.3%)
   700,000   Apple Computer Inc. 6.500%
              02/15/04.........................       651,875
                                                 ------------
             CONSUMER PRODUCTS (1.0%)
 1,400,000   Owens Corning 7.500% 05/01/05.....     1,330,911
   500,000   Playtex Family Products 9.000%
              12/15/03.........................       497,500
                                                 ------------
                                                    1,828,411
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (0.9%)
$1,000,000   Fertinitro Finance Inc. 8.290%
              04/01/20.........................  $    572,597
   500,000   Litchfield Financial Corp. 9.250%
              12/01/03 Ser. B..................       522,950
   500,000   RBF Finance 11.000% 03/15/06......       535,000
                                                 ------------
                                                    1,630,547
                                                 ------------
             FOOD & RELATED (0.4%)
   740,000   Marsh Supermarkets Inc. 8.875%
              04/01/07.........................       684,500
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.8%)
   700,000   Boise Cascade Co. 9.850%
              06/15/02.........................       723,656
   500,000   Champion International 9.875%
              06/01/00.........................       506,433
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02.........................       252,559
                                                 ------------
                                                    1,482,648
                                                 ------------
             HOUSING, FURNITURE & RELATED (0.7%)
   250,000   Armstrong World 9.750% 04/15/08...       279,149
 2,000,000   Oakwood Homes Corp. 8.125%
              03/10/09.........................     1,030,000
                                                 ------------
                                                    1,309,149
                                                 ------------
             INSURANCE (0.6%)
   500,000   Continental Corp. 7.250%
              03/01/03.........................       490,801
   600,000   Transamerica Finance Corp. 7.500%
              03/15/04.........................       596,704
                                                 ------------
                                                    1,087,505
                                                 ------------
             MACHINERY (0.2%)
   500,000   ABC Rail Products Corp. 9.125%
              01/15/04.........................       432,500
                                                 ------------
             MEDICAL & RELATED (0.8%)
   500,000   Bergen Brunswig 7.375% 01/15/03...       481,209
 1,000,000   Tenet Healthcare Corp. 8.625%
              01/15/07.........................       970,000
                                                 ------------
                                                    1,451,209
                                                 ------------
             METALS & MINING (0.2%)
   500,000   Cyprus Minerals 6.625% 10/15/05...       447,589
                                                 ------------
             OIL, ENERGY & NATURAL GAS (3.1%)
   400,000   Dekalb Energy 9.875% 07/15/00.....       405,828
   350,000   Dresser Industries, Inc. 6.250%
              06/01/00.........................       350,411
   375,000   Marathon Oil 7.000% 06/01/02......       371,830
   500,000   Petroleos Mexicanos Global 8.850%
              09/15/04.........................       480,000
   600,000   PVD America, Inc. 7.875%
              08/01/03.........................       565,367
 1,500,000   R & B Falcon Corp. Series B 6.750%
              04/15/05.........................     1,353,750
   500,000   United Refining Company 10.750%
              06/15/07.........................       317,500
 2,500,000   Windsor Petroleum Transport Corp.
              7.840% 01/15/21..................     1,975,000
                                                 ------------
                                                    5,819,686
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TRANSPORTATION (0.4%)
$  500,000   American President Cos., Ltd.
              7.125% 11/15/03..................  $    349,526
   400,000   Illinois Central Gulf Railroad
              6.750% 05/15/03..................       395,705
                                                 ------------
                                                      745,231
                                                 ------------
             RESTAURANTS (1.0%)
 1,900,000   Tricon Global Restaurants 7.450%
              05/15/05.........................     1,828,801
                                                 ------------
             UTILITIES (1.9%)
   400,000   Cleveland Electric Illumination
              7.625% 08/01/02..................       399,373
   700,000   ESI Tractebel 7.990% 12/30/11.....       626,286
 1,000,000   Great Lakes Power 9.000%
              08/01/04.........................     1,021,619
   700,000   Niagra Mohawk Power Corp. 7.750%
              10/01/08.........................       700,749
   400,000   Old Dominion Electric Co. 8.760%
              12/01/22.........................       407,686
   500,000   Texas New Mexico Power Co. 9.250%
              09/15/00.........................       506,105
                                                 ------------
                                                    3,661,818
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (15.9%) (COST $32,904,353).......  $ 30,128,032
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCE (3.8%)
$3,777,000   American Express Credit Corp.
              1.000% 01/03/00..................  $  3,776,790
 1,200,000   General Motors Acceptance Corp.
              6.600% 01/07/00..................     1,198,680
 1,200,000   General Motors Acceptance Corp.
              6.610% 01/12/00..................     1,197,576
 1,200,000   Household Finance 6.450%
              01/04/00.........................       999,463
                                                 ------------
                                                    7,172,509
                                                 ------------
             INSURANCE SERVICES (1.2%)
 1,019,000   Prudential Funding 6.330%
              01/10/00.........................     1,017,387
 1,346,000   Prudential Funding 6.460%
              01/11/00.........................     1,343,584
                                                 ------------
                                                    2,360,971
                                                 ------------
             TOTAL SHORT-TERM NOTES (5.0%)
              (COST $9,533,481)................  $  9,533,480
                                                 ------------
             TOTAL HOLDINGS (100.2%) (COST
              $128,398,115)(a).................  $190,371,258
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.2%)..............      (322,208)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $190,049,050
                                                 ============

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

(b) Security of an affiliate of the fund.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $125,662,216)...........  $187,896,498
  Investment in an affiliate at market
    value (cost $2,735,899)................     2,474,760
  Cash in bank.............................           964
  Receivable for securities sold...........     3,370,875
  Receivable for fund shares sold..........       114,466
  Dividends and accrued interest
    receivable.............................       720,623
  Other....................................        10,775
                                             ------------
    Total assets...........................   194,588,961
                                             ------------
Liabilities:
  Payable for securities purchased.........     4,021,906
  Payable for fund shares redeemed.........       349,876
  Payable for investment management
    services (note 3)......................        86,430
  Other accrued expenses...................        81,699
                                             ------------
    Total liabilities......................     4,539,911
                                             ------------
Net assets at market value.................  $190,049,050
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  8,429,643
  Paid-in capital in excess of par value...   119,306,542
  Accumulated net realized gain on
    investments (note 1)...................       249,611
  Net unrealized appreciation on
    investments
    (note 1)...............................    61,973,143
  Undistributed net investment income......        90,111
                                             ------------
Net assets at market value.................  $190,049,050
                                             ============
Shares outstanding (note 4)................     8,429,643
Net asset value per share..................  $      22.55
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $ 3,662,974
  Dividends.................................    1,999,076
                                              -----------
    Total investment income.................    5,662,050
                                              -----------
Expenses:
  Management fees (note 3)..................    1,070,139
  Custodian fees (note 3)...................       40,400
  Directors' fees (note 3)..................        6,292
  Professional fees.........................       28,751
  Accounting and transfer agent fees........      138,128
  Other.....................................       44,139
                                              -----------
    Total expenses..........................    1,327,849
                                              -----------
    Net investment income...................  $ 4,334,201
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $ 7,456,237
  Net increase in unrealized appreciation on
    investments.............................    8,982,511
                                              -----------
    Net gain on investments.................   16,438,748
                                              -----------
    Net increase in net assets from
      operations............................  $20,772,949
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  1999            1998
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $  4,334,201    $  5,640,411
  Realized gain (loss) on investments.......................     7,456,237        (681,856)
  Unrealized appreciation on investments....................     8,982,511       3,546,023
                                                              ------------    ------------
      Net increase in net assets from operations............    20,772,949       8,504,578
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (4,249,788)     (5,642,402)
  Capital gains distributions...............................    (6,524,769)        (33,599)
                                                              ------------    ------------
         Total dividends and distributions..................   (10,774,557)     (5,676,001)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................     7,966,478      30,642,850
  Received from dividends reinvested........................    10,774,557       5,676,001
  Paid for shares redeemed..................................   (53,110,394)    (18,442,457)
                                                              ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (34,369,359)     17,876,394
                                                              ------------    ------------
         Increase (decrease) in net assets..................   (24,370,967)     20,704,971
Net Assets:
  Beginning of period.......................................   214,420,017     193,715,046
                                                              ------------    ------------
  End of period (a).........................................  $190,049,050    $214,420,017
                                                              ============    ============
(a) Includes undistributed net investment income of.........  $     90,111    $      5,698
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $21.44     $21.06     $19.40     $17.60     $14.76
Income from investment operations:
  Net investment income.....................................    0.48       0.58       0.56       0.53       0.58
  Net realized & unrealized gain on investments.............    1.91       0.38       2.87       2.10       2.72
                                                              ------     ------     ------     ------     ------
         Total income from investment operations............    2.39       0.96       3.43       2.63       3.30
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.48)     (0.58)     (0.69)     (0.52)     (0.46)
  Distributions from net realized capital gains.............   (0.80)      0.00      (1.08)     (0.31)      0.00
                                                              ------     ------     ------     ------     ------
         Total distributions................................   (1.28)     (0.58)     (1.77)     (0.83)     (0.46)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $22.55     $21.44     $21.06     $19.40     $17.60
                                                              ======     ======     ======     ======     ======
Total return................................................   11.36%      4.53%     18.15%     15.54%     22.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.67%      0.65%      0.71%      0.76%      0.75%
  Ratio of net investment income to average net assets......    2.18%      2.71%      2.69%      2.89%      3.56%
Portfolio turnover rate.....................................      41%        18%        18%        12%        10%
Net assets at end of period (millions)......................  $190.0     $214.4     $193.7     $145.5     $109.6

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                     67.40%
Three-year                                   21.10%
Five-year                                    17.91%
Since inception (5/3/93)                     18.39%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Markets in Asia and Europe rallied, led primarily by technology, media and telecommunication stocks. Specifically in Asia, the technology rally finally rolled into such bourses as Hong Kong, Korea and Singapore in the second half as investors assessed the significant valuation discrepancy relative to the United States. The year-to-date performance ending December 31, 1999 for the Ohio National International Portfolio stood at 67.40%. This can be compared with 25.27% for the Morgan Stanley International Europe, Australia, and Far East Index. Our investment discipline is driven by security selection where we are looking for well-positioned companies with strong bottom line growth that are trading at reasonable valuations. The fund's strong relative outperformance can be attributable to being overweight technology, media and telecommunication names throughout the international equity markets. Moreover, the fund continued to benefit from remaining overweight Japan, as the economy continued to improve. Finally, some of our top holdings included, Softbank, a leading Japanese-based software and media company; JDS Uniphase, a leading provider of components for telecommunication equipment; and ASM Lithography, a leading maker of semi-conductor production equipment.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INTERNATIONAL PORTFOLIO (COMMENCED   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                 OPERATIONS MAY 3, 1993)                      INDEX
                                                            ----------------------------------   --------------------------------
                                                                         10000.00                            10000.00
                                                                          9936.00                            10052.00
'94'                                                                     13504.30                            11698.70
                                                                         14287.50                            12021.40
'95'                                                                     15139.10                            13049.20
                                                                         16812.00                            13658.60
'96'                                                                     17331.40                            13879.90
                                                                         19366.20                            15456.70
'97'                                                                     17696.80                            14040.80
                                                                         19367.40                            16298.60
'98'                                                                     18383.50                            16741.90
                                                                         18188.60                            17406.60
'99'                                                                     30773.30                            21256.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 INTERNATIONAL HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Sony Corp.                            2.564
 2.  Furukawa Electric Co                  2.055
 3.  Descartes Systems Group, Inc.         2.051
 4.  Intershop Communications AG           2.043
 5.  Telesystem International
     Wireless, Inc.                        1.779
 6.  ARM Holdings plc, ADR                 1.668
 7.  Tf1 Television Francaise              1.619
 8.  ASM Lithography Holding NV, ADR       1.503
 9.  Murata Manufacturing Co. Ltd.         1.490
10.  Sharp Corp.                           1.461

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Electronic Components,
     Instruments                            17.01
 2.  Business & Public Services             12.52
 3.  Telecommunications                     12.00
 4.  Electrical & Electronics               10.44
 5.  Broadcasting & Publishing               6.26

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              JAPAN (33.4%)
      6,000   Alpha Systems Inc. (9)...........  $  1,261,490
     27,000   Bandai Co. Ltd. (13).............       858,107
     23,000   Canon Inc. (2)...................       913,163
     28,100   Capcom Co. Ltd. (9)..............     1,497,604
      8,200   Csk Corp. (28)...................     1,331,117
    127,000   Daiwa Securities Co. Ltd. (14)...     1,985,850
     36,000   Daiwabo Info. System Co. Ltd.
               (9).............................       807,941
     54,000   Fujitec Co. (20).................       541,267
     26,000   Fujitsu Ltd. (9).................     1,184,823
    235,000   Furukawa Electric Co. (11).......     3,561,999
     23,000   Hosiden Corp. (11)...............     1,475,455
      2,000   *InterQ Inc. (28)................     1,153,921
     42,000   Japan Airport Terminal (32)......       390,182
         30   Japan Telecom Co. Ltd. (29)......     1,202,816
      6,200   Kokusai Den (KDD) (29)...........       858,518
     10,000   *Komatsu Electronic Metals Co.
               Ltd. (11).......................        80,188
      5,500   Kyocera Corp. (11)...............     1,425,288
    236,000   Marubeni Corp. (34)..............       990,065
      1,500   Matsushita Communication (11)....       396,049
     17,000   Megachips Corp. (11).............     1,087,229
         15   Mobilephone Telecommunications
               International Ltd. (29).........     1,496,186
     11,000   Murata Manufacturing Co. Ltd.
               (11)............................     2,581,655
     58,000   NEC Corp. (11)...................     1,381,087
     97,000   *New Japan Securities Co. (14)...       241,883
    188,000   Nikko Securities Co. Ltd. (14)...     2,377,117
     74,000   Nikon Corp. (11).................     2,170,937
      6,000   Nintendo Corp. Ltd. (13).........       996,284
     13,000   Nippon Broadcasting System
               (22)............................     1,131,430
      1,300   Nippon Television Network (22)...     1,525,523
         38   NTT Mobile Communication Network
               Inc. (29).......................     1,460,395
      2,000   Obic Co. Ltd. (9)................     1,415,998
     13,200   Paris Miki Inc. (35).............       947,467
     45,300   Sega Enterprises (13)............     1,439,713
     99,000   Sharp Corp. (2)..................     2,531,635
      2,100   Softbank Corp. (28)..............     2,008,410
     15,000   Sony Corp. (3)...................     4,444,553
        570   Sotoh Co. Ltd. (31)..............         2,659
     50,000   Suruga Bank Ltd. (4).............       696,753
     33,000   Taiyo Yuden Co. (11).............     1,955,603
    170,000   Toho Bank Ltd. (4)...............       783,004
    103,000   Toyo Trust & Banking (4).........       423,039
    447,000   Wako Securities Co. Ltd. (14)....     1,184,598
      9,000   Yamada Denki (27)................       976,922
     27,000   Yokowo Co. Ltd. (11).............       673,284
                                                 ------------
                                                   57,849,207
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              CANADA (8.6%)
     31,200   *Canfor Corp. (16)...............  $    364,900
     17,800   *CGI Group Inc. CL A (28)........       760,658
     36,800   *Cyberplex Inc. (28).............       464,775
    162,300   *Descartes Systems Group Inc.
               (28)............................     3,566,107
     54,600   *Intl. Forest Products Ltd. CL A
               (16)............................       149,253
     12,152   *JDS Uniphase Corp. (29).........     1,960,270
    119,000   *Mosaic Group Inc. (28)..........       922,353
     18,600   Nortel Networks Corp. (11).......     1,877,377
     23,100   Onex Corp. (28)..................       835,277
     15,950   *Research in Motion Ltd. (11)....       736,239
     84,189   *Telesystem Intl. Wireless Inc.
               (29)............................     3,093,727
     22,700   *Ulster Petroleums Ltd. (12).....       201,865
                                                 ------------
                                                   14,932,801
                                                 ------------
              GERMANY (8.6%)
      4,131   Aixtron (11).....................       581,845
     37,350   Baader Wertpapierhandelsbank AG
               (4).............................     1,196,638
     13,760   *Consors Discount Broker AG
               (14)............................     1,150,646
      3,400   DIS Deutsche Industries Service
               (14)............................       280,891
     16,100   *Epcos AG (11)...................     1,200,336
      4,170   *GFK AG (28).....................       172,252
     12,605   *Intershop Communications AG
               (28)............................     3,606,669
      5,534   Mannesmann AG (29)...............     1,340,352
     13,400   Medion AG (34)...................     1,197,494
     14,650   Siemens AG (30)..................     1,874,504
     12,700   *Singulus Technologies AG (11)...       799,703
     24,200   *Telegate AG (29)................     1,409,251
                                                 ------------
                                                   14,810,581
                                                 ------------
              UNITED KINGDOM (8.1%)
     15,080   *ARM Holdings PLC ADR (11).......     2,887,820
     62,700   British Sky Broadcasting Grp PLC
               (22)............................     1,011,505
     20,500   Eidos PLC (13)...................     1,807,822
     26,650   *Energis PLC (29)................     1,279,441
     80,700   Enterprise Oil (12)..............       543,869
      7,800   Filtronic PLC (11)...............       266,307
    283,700   *Imagination Technologies Grp PLC
               (28)............................     1,863,763
    106,000   Inverses PLC (30)................       574,587
     73,666   Prudential Corp. PLC (19)........     1,448,267
     12,600   Psion PLC (9)....................       527,643
     94,100   Reckitt Benckiser PLC (10).......       889,217
          1   Securicor PLC (28)...............             3
     90,525   *Shire Pharmaceuticals Grp PLC
               (23)............................       905,969
        296   SmithKline Beecham PLC (10)......         3,769
                                                 ------------
                                                   14,009,982
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              NETHERLANDS (7.4%)
     22,880   *ASM Lithography Holding ADR (11)
               2,602,600
      9,200   *BE Semiconductor Industries
               (11)............................  $    132,083
     12,007   *Equant ADR (28).................     1,344,784
      5,200   Koninklijke (Royal) Philips
               Electronics (2).................       707,265
     10,250   *KPNQUEST (28)...................       653,437
      2,000   *OpenTV Corp. ADR (35)...........       160,500
     15,410   *STMicroelectronics (11).........     2,372,308
     34,100   *Toolex Alpha (11)...............       566,870
      7,900   *United Pan-Europe Communications
               (29)............................     1,010,825
     15,872   *United Pan-Europe Communications
               ADR (29)........................     2,023,680
     22,800   VNU -- Verenigde Nederlandse
               Uitgeversbedrijven Verenigd
               Bezit(22).......................     1,198,627
                                                 ------------
                                                   12,772,979
                                                 ------------
              FRANCE (6.2%)
      9,800   Alcatel (11).....................     2,251,158
      4,100   Canal Plus (22)..................       596,893
      8,400   Ciments Francais Ord A (5).......       570,829
     13,200   Lagardere S.C.A. (35)............       718,146
        700   M6 Metropole Television (22).....       346,983
      5,380   Tf1 Television Francaise (22)....     2,818,582
     31,400   Thomson-CSF (1)..................     1,037,328
     27,737   *Wavecom S.A. (11)...............     2,445,190
                                                 ------------
                                                   10,785,109
                                                 ------------
              SOUTH KOREA (3.1%)
      2,520   DaeDuck Industries (11)..........        27,741
        504   *DaeDuck Industries Rights
               (11)............................           383
     54,600   *Haansoft Inc. (35)..............     2,529,247
     20,283   *Hyundai Electronics Ind. Co.
               (11)............................       117,893
      2,300   *Korea Thrunet Co. Ltd. CL A
               (29)............................       156,113
      4,000   Samsung Electronics Co. (11).....       937,032
     21,500   SK Corp. (12)....................       651,343
     32,300   *Turbo Tek Co. Ltd. (20).........     1,014,086
                                                 ------------
                                                    5,433,838
                                                 ------------
              HONG KONG (2.6%)
    188,000   *China Telecommunications (29)...     1,175,378
  4,172,000   *E-New Media Co. Ltd. (30).......     2,039,442
    265,000   *Pacific Century CyberWorks Ltd.
               (26)............................       617,032
    100,500   Television Broadcasts Ltd.
               (22)............................       685,213
                                                 ------------
                                                    4,517,065
                                                 ------------
              SINGAPORE & MALAYSIAN (2.3%)
    657,000   DBS Land Ltd. (26)...............     1,293,882
    669,000   GES International Ltd. (11)......       723,026
    212,000   Natsteel Electronics Ltd. (11)...     1,120,144
    548,000   OMNI Industries (16).............       993,672
                                                 ------------
                                                    4,130,724
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              SWEDEN (2.0%)
     20,900   Allgon AB CL B (11)..............  $    415,058
     12,800   *Modern Times Group CL B (22)....       634,743
     48,370   *Readsoft AB (11)................       881,015
     22,800   Telefonaktiebolaget LM Ericsson
               (11)............................     1,465,540
                                                 ------------
                                                    3,396,356
                                                 ------------
              SWITZERLAND (1.5%)
        240   *Agefi Groupe SA (28)............        92,035
      2,400   *Charles Voegele Holding AG
               (27)............................       431,508
      2,157   Publicitas Holding SA (22).......     2,135,711
                                                 ------------
                                                    2,659,254
                                                 ------------
              AUSTRALIA (1.3%)
    666,000   *Davnet Ltd. (29)................     1,005,857
    106,100   E.R.G. Ltd. (11).................       595,683
    277,500   *LibertyOne Ltd. (29)............       306,130
    682,400   Westel Group Ltd. (29)...........       367,440
                                                 ------------
                                                    2,275,110
                                                 ------------
              ISRAEL (1.1%)
     57,400   *Orckit Communications Inc.
               (29)............................     1,969,538
                                                 ------------
              ITALY (1.1%)
     79,800   Bulgari SPA (13).................       717,155
     48,250   Pininfarina SPA (3)..............     1,171,546
                                                 ------------
                                                    1,888,701
                                                 ------------
              FINLAND (1.1%)
      2,700   *Comptel Oyj (29)................       189,982
      4,500   Nokia OYJ (11)...................       816,075
     22,200   *Perlos OYJ (11).................       782,828
      6,585   *Sanitec Oyj (5).................        86,247
                                                 ------------
                                                    1,875,132
                                                 ------------
              SPAIN (0.6%)
      1,200   *Jazztel PLC ADR (29)............        78,150
     14,600   *Sogecable (22)..................       932,582
                                                 ------------
                                                    1,010,732
                                                 ------------
              BELGIUM (0.5%)
     22,800   *Global TeleSystems Grp Inc.
               (29)............................       792,300
        473   *Telinfo SA-Strip VVPR (29)......             5
                                                 ------------
                                                      792,305
                                                 ------------
              THAILAND (0.4%)
    152,800   *Hana Microelectronics Co. Ltd.
               (11)............................       733,440
                                                 ------------
              DENMARK (0.4%)
      4,800   Novo-Nordisk CL B (22)...........       636,380
                                                 ------------
              NORWAY (0.2%)
     24,300   *Tandberg Television (29)........       335,673
                                                 ------------
              TAIWAN (0.2%)
     12,000   *Advanced Semiconductor
               Engineering Inc. GDR (11).......       232,800
      3,550   *Macronix Intl. Co. Ltd. ADR
               (35)............................        67,893
                                                 ------------
                                                      300,693
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              GREECE (0.1%)
      8,520   *Tiletipos S.A. (29).............  $    210,909
                                                 ------------
              BRAZIL (0.1%)
     35,600   Usinas Siderurgicas de M
               Preference (25).................       193,392
                                                 ------------
              IRELAND (0.1%)
      1,600   *Ryanair Holdings PLC ADR (32)...        88,200
                                                 ------------
              TOTAL FOREIGN COMMON STOCK
               (91.0%) (COST $92,593,004)......  $157,608,101
                                                 ------------

                                                    MARKET
  SHARES               US COMMON STOCK              VALUE
-------------------------------------------------------------
              TELECOMMUNICATIONS (0.5%)
      4,300   *Infonet Services Corp. CL B.....  $    112,875
     15,000   *Global Crossing Ltd.............       750,000
                                                 ------------
                                                      862,875
                                                 ------------
              TOTAL US COMMON STOCK
               (0.5%) (COST $873,939)..........  $    862,875
                                                 ------------
              TOTAL COMMON STOCK (91.5%)
               (COST $93,466,943)..............  $158,470,976
                                                 ------------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS           VALUE
-------------------------------------------------------------
              FINANCIAL SERVICES (5.8%)
$10,008,000   State Street Bank 2.500% due
               01/03/00 repurchase price
               $10,010,256 collateralized by
               U.S. Treasury Bond due 05/15/04
               (Cost $8,260,000)...............  $ 10,008,000
                                                 ------------
              TOTAL REPURCHASE AGREEMENTS
               (5.8%) (COST $10,008,000).......  $ 10,008,000
                                                 ------------
              TOTAL HOLDINGS (97.3%)
               (COST $103,474,943)(A)..........  $168,478,976
                                                 ------------
              CASH & RECEIVABLES, NET OF
               LIABILITIES (2.7%)..............     4,561,552
                                                 ------------
              TOTAL NET ASSETS (100.0%)........  $173,040,528
                                                 ============

---------------

*          Non-income producing securities.
ADR        (American depository receipt) represents ownership of
           foreign securities.
PLC        Public Limited Company
(a)        Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

Industry Classifications

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Cement
 (7)  Chemicals
 (8)  Communications
 (9)  Computer Products
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Diversified
(31)  Textile
(32)  Transportation
(33)  Utilities
(34)  Wholesale
(35)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $103,474,943)...........  $168,478,976
  Cash.....................................       816,612
  Receivable for securities sold...........     4,894,861
  Receivable for fund shares sold..........        72,668
  Dividends and accrued interest
    receivable.............................       193,600
  Other....................................           980
                                             ------------
    Total assets...........................   174,457,697
                                             ------------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5).....................       191,991
  Payable for securities purchased.........       880,810
  Payable for fund shares redeemed.........       148,659
  Payable for investment management
    services (note 3)......................       112,947
  Other accrued expenses...................        82,762
                                             ------------
    Total liabilities......................     1,417,169
                                             ------------
Net assets at market value.................  $173,040,528
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  8,043,715
  Paid-in capital in excess of par value...    99,793,758
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1)...................    65,004,033
    Foreign currency related
      transactions.........................       (39,653)
    Forward currency contracts (note 5)....      (191,991)
  Accumulated net realized gain on
    investments (note 1)...................       430,666
                                             ------------
Net assets at market value.................  $173,040,528
                                             ============
Shares outstanding (note 4)................     8,043,715
Net asset value per share..................  $      21.51
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest (net of $6,323 foreign taxes
    withheld)..............................  $    203,119
  Dividends (net of $114,482 foreign taxes
    withheld)..............................     1,334,278
                                             ------------
    Total investment income................     1,537,397
                                             ------------
Expenses:
  Management fees (note 3).................     1,133,323
  Accounting, custody, and transfer agent
    fees (note 3)..........................       402,644
  Directors' fees (note 3).................         4,166
  Professional fees........................        19,031
  Printing, proxy, and postage fees........        38,362
  Other....................................       193,830
                                             ------------
    Total expenses.........................     1,791,356
    Less fees waived (note 3)..............       (62,962)
                                             ------------
    Net expenses...........................     1,728,394
                                             ------------
    Net investment loss....................  $   (190,997)
                                             ------------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments............................  $    705,774
    Forward currency related
      transactions.........................    (4,921,476)
  Net increase in unrealized appreciation
    on:
    Investments............................    73,800,124
    Foreign currency related
      transactions.........................     1,419,304
                                             ------------
    Net gain on investments................    71,003,726
                                             ------------
    Net increase in net assets from
      operations...........................  $ 70,812,729
                                             ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  1999           1998
                                                              ------------   ------------
From operations:
  Net investment income (loss)..............................  $   (190,997)  $  3,449,743
  Realized gain (loss) on investments and foreign currency
    transactions............................................    (4,215,702)     7,812,947
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................    75,219,428     (5,018,504)
                                                              ------------   ------------
      Net increase in net assets from operations............    70,812,729      6,244,186
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................             0     (3,450,422)
  Capital gains and foreign currency related transaction
    distributions...........................................             0     (8,013,258)
  Distributions in excess of capital gains and foreign
    currency related transactions...........................             0        (74,797)
                                                              ------------   ------------
      Total dividends and distributions.....................             0    (11,538,477)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................    13,371,176     11,643,429
  Received from dividends reinvested........................             0     11,538,477
  Paid for shares redeemed..................................   (51,458,009)   (33,603,085)
                                                              ------------   ------------
    Decrease in net assets derived from capital share
     transactions...........................................   (38,086,833)   (10,421,179)
                                                              ------------   ------------
      Increase (decrease) in net assets.....................    32,725,896    (15,715,470)
Net Assets:
  Beginning of period.......................................   140,314,632    156,030,102
                                                              ------------   ------------
  End of period.............................................  $173,040,528   $140,314,632
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $12.86     $13.39     $15.49     $14.38     $13.30
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.02)      0.32       0.28       0.25       0.31
  Net realized and unrealized gain on investments and
    foreign currency transactions...........................    8.67       0.24       0.08       1.76       1.28
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    8.65       0.55       0.36       2.01       1.59
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    0.00      (0.32)     (0.37)     (0.25)     (0.28)
  Distributions from net realized capital gains and foreign
    currency related transaction............................    0.00      (0.75)     (2.09)     (0.65)     (0.23)
  Distributions in excess of net realized capital gains and
    foreign currency related transaction....................    0.00      (0.01)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................    0.00      (1.08)     (2.46)     (0.90)     (0.51)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $21.51     $12.86     $13.39     $15.49     $14.38
                                                              ======     ======     ======     ======     ======
Total return................................................   67.40%      3.88%      2.11%     14.48%     12.10%
Ratios and supplemental data:
  Ratios net of fees waived by Adviser:
    Ratio of expenses to average net assets.................    1.21%      1.17%      1.22%      1.15%      1.12%
    Ratio of net investment income (loss) to average net
      assets................................................   (0.15)%     2.31%      1.82%      1.64%      2.29%
  Ratios assuming no fees waived by Adviser:
    Ratio of expenses to average net assets.................    1.26%      1.17%      1.22%      1.15%      1.12%
Portfolio turnover rate.....................................     338%        22%        24%        14%         7%
Net assets at end of period (millions)......................  $173.0     $140.3     $156.0     $137.3     $ 90.6

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO(a)

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                      6.46%
Three-year                                    9.11%
Five-year                                    13.01%
Since inception (4/30/94)                    12.27%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

MARKET ENVIRONMENT

Robust economic growth and consumer confidence formed the backdrop for a rise in stock prices during the century's final quarter- with a notable surge on the very last day. As was true all year, technology stocks powered the advance along with other companies expected to maintain strong earnings momentum. After trailing larger issues earlier in the year small- and mid-cap growth stocks advanced smartly to surpass the large-cap S&P 500 Stock Index for the quarter.

Not all stocks participated in the rally. For income- and value-oriented stocks, which include many holdings in the fund, the quarter was extremely disappointing. Investors largely shunned companies of all sizes that lacked robust earnings prospects of operated in areas far from the so-called "new economy." Natural resources stocks had been an exception to this trend for much of the year, but lagged in the fourth quarter as oil prices leveled off.

PERFORMANCE REVIEW

The fund's return was slightly negative for the final quarter as the technology rally largely bypassed our holdings. Our best holdings for the period included CHRIS-CRAFT, NEW YORK TIMES, and WASHINGTON POST in the media and communications group; MACMILLAN BLOEDEL (now merged into WEYERHAEUSER), and DOMTAR in forest products; and MOTOROLA in the technology sector -- new position. Holdings that were disappointing included LOEWS, a diversified holding company, PHILIP MORRIS, hurt by continued tobacco litigation, and ROUSE, a real estate investment trust with major shopping mall holdings. Nevertheless, we see much value in these beaten-down shares and may add to them in the future.

OUTLOOK

We are generally optimistic about the portfolio, since our holdings are cheap and the underlying companies have significant value. Our bonds and convertibles meet rational criteria designed to maximize returns over time versus the risks we take. All wild bull markets come to an end, some in a painful fashion. When the pendulum swings, this conservative portfolio will still be here seeking to help investors increase their wealth with minimal risk.
 CHANGE IN VALUE OF $10,000 INVESTMENT

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.

                                                               CAPITAL APPRECIATION PORTFOLIO             S&P 500 INDEX
                                                              (COMMENCED OPERATIONS APRIL 30,             -------------
                                                                           1994)
                                                              -------------------------------
                                                                          10000.00                           10000.00
                                                                           9975.00                            9658.00
'95'                                                                      12816.50                           13923.10
                                                                          13688.10                           15343.30
'96'                                                                      14835.10                           17136.90
                                                                          16014.50                           20650.00
'97'                                                                      17089.10                           22834.70
                                                                          18032.40                           26878.80
'98'                                                                      18099.10                           29359.70
                                                                          19621.30                           32994.40
'99'                                                                      19268.10                           35538.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 LONG TERM HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Amerada Hess Corporation               4.94
 2.  Tennessee Valley Authority             4.07
 3.  Loews Corporation                      3.68
 4.  Niagara Mohawk Holdings Inc.           3.36
 5.  Chris-Craft Industries, Inc.           3.32
 6.  The Washington Post Company Cl
     B                                      2.84
 7.  Newmont Mining Corporation             2.73
 8.  Inco Ltd. CV                           2.40
 9.  New York Times Co.                     2.36
10.  Times Mirror CV LYON New               2.33

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Oil, Energy, and Natural Gas           11.90
 2.  Media and Publishing                   11.49
 3.  Metals and Mining                       8.88
 4.  Insurance Services                      8.25
 5.  Municipal                               6.96

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             CHEMICALS (3.7%)
    23,500   Cabot Corp. .......................  $   478,813
    20,000   Englehard Corp. ...................      377,500
    24,000   Great Lakes Chemical Corp. ........      916,500
    60,000   *Octel Corp. ......................      622,500
                                                  -----------
                                                    2,395,313
                                                  -----------
             CONSUMER PRODUCTS (1.9%)
    27,000   Philip Morris Cos. Inc. ...........      626,063
    15,000   Polaroid Corp. ....................      282,187
    35,000   *Reebok International Ltd. ........      286,562
                                                  -----------
                                                    1,194,812
                                                  -----------
             ELECTRICAL EQUIPMENT (1.5%)
    43,000   FirstEnergy Corp. .................      975,562
                                                  -----------
             ENTERTAINMENT & LEISURE (1.3%)
    42,000   *Mandalay Resort Group ............      845,250
                                                  -----------
             FINANCIAL SERVICES (1.1%)
    30,000   Leucadia National Corp. ...........      693,750
                                                  -----------
             FOOD & RELATED (0.4%)
     9,300   McCormick & Co. Inc. ..............      276,675
                                                  -----------
             FORESTRY & PAPER PRODUCTS (2.3%)
    34,000   Johns Manville Corp. ..............      476,000
    14,000   Weyerhaeuser Co. ..................    1,005,375
                                                  -----------
                                                    1,481,375
                                                  -----------
             INSURANCE SERVICES (6.7%)
     3,000   Aenta Inc. ........................      167,438
     5,000   Berkley (WR) Corp. ................      104,375
    10,000   Cigna Corp. .......................      805,625
    39,200   Loews Corp. .......................    2,378,950
     8,500   Unitrin Inc. ......................      319,812
     4,500   White Mountains Ins. Group Ltd. ...      542,250
                                                  -----------
                                                    4,318,450
                                                  -----------
             MEDIA & PUBLISHING (9.2%)
    29,700   *Chris Craft Industries Inc. ......    2,142,113
    10,000   Meredith Corp. ....................      416,875
    31,000   New York Times Co. CL A ...........    1,522,875
     3,300   Washington Post CL B ..............    1,834,387
                                                  -----------
                                                    5,916,250
                                                  -----------
             MEDICAL & RELATED (1.5%)
    25,000   American Home Products Corp. ......      985,938
                                                  -----------
             METALS & MINING (3.3%)
    50,000   Homestake Mining Co. ..............      390,625
    72,000   Newmont Mining Corp. ..............    1,764,000
                                                  -----------
                                                    2,154,625
                                                  -----------

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (11.6%)
    56,200   Amerada Hess Corp. ................  $ 3,189,350
    50,000   Mitchell Energy & Dev. CL B .......    1,078,125
    25,000   Murphy Oil Corp. ..................    1,434,375
     4,500   Questar Corp. .....................       67,500
    22,500   Texaco Inc. .......................    1,222,031
    15,000   Unocal Corp. ......................      503,438
                                                  -----------
                                                    7,494,819
                                                  -----------
             REAL ESTATE & LEASING (0.8%)
    24,000   Rouse Co. .........................      510,000
                                                  -----------
             RETAIL (1.7%)
     9,500   J.C. Penny Co. Inc. ...............      189,406
   194,000   *Petrie Stores Liq. Trust Unit ....      472,875
    32,500   *Toys 'R' Us Holding Co. ..........      465,156
                                                  -----------
                                                    1,127,437
                                                  -----------
             TRANSPORTATION & EQUIPMENT (1.0%)
    41,500   Overseas Shipholding Group Inc. ...      614,719
                                                  -----------
             UTILITIES (5.2%)
    25,500   Kansas City Power & Light Co. .....      562,594
   156,000   *Niagara Mohawk Holding Inc. ......    2,174,250
    55,000   Unisource Energy Corp.. Holding
              Co. ..............................      615,312
                                                  -----------
                                                    3,352,156
                                                  -----------
             TOTAL U.S. COMMON STOCKS (53.2%)
              (COST $33,284,485) ...............  $34,337,131
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             UNITED KINGDOM (1.1%)
             CHEMICALS (1.1%)
    17,000   Imperial Chemical Ind. ADR ........  $   723,563
                                                  -----------
             CANADA (1.8%)
             FORESTRY & PAPER PRODUCTS (1.0%)
    56,000   Abitibi Consolidated Inc. .........      665,000
                                                  -----------
             TRANSPORTATION & EQUIPMENT (0.8%)
    23,500   Canadian Pacific Ltd. .............      506,719
                                                  -----------
             TOTAL CANADA ......................    1,171,719
                                                  -----------
             TOTAL FOREIGN STOCKS (2.9%)
              (COST $1,770,780) ................  $ 1,895,282
                                                  -----------
             TOTAL COMMON STOCKS (56.1%)
              (COST $35,055,265) ...............  $36,232,413
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             CONTAINERS (0.4%)
     7,500   Owens-Illinois Inc. 4.750% CV......  $   234,375
                                                  -----------
             FINANCIAL SERVICES (0.6%)
     7,000   Kemper Series E 5.750% (144A)......      366,520
                                                  -----------
             REAL ESTATE & LEASING (2.1%)
    41,000   Rouse Co. Series B $3 CV...........    1,337,625
                                                  -----------
             TRANSPORTATION & EQUIPMENT (1.7%)
    27,000   Union Pacific Capital Trust CV
              6.250% 04/01/28 (144A)............    1,123,875
                                                  -----------
             TOTAL PREFERRED STOCKS (4.8%) (COST
              $3,787,910).......................  $ 3,062,395
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (2.6%)
$  400,000   FNMA 6.375% 01/16/02...............  $   398,547
   100,000   FNMA 5.370% 02/07/01...............       98,934
   200,000   U.S. Treasury Note 6.250%
              04/30/01..........................      200,250
   400,000   U.S. Treasury Note 6.250%
              10/31/01..........................      400,125
   620,000   U.S. Treasury Note 5.875%
              09/30/02..........................      613,607
                                                  -----------
                                                    1,711,463
                                                  -----------
             COMMUNICATIONS (0.8%)
   500,000   Bell South Telecommunications Inc.
              5.850% 11/15/45...................      497,226
                                                  -----------
             MUNICIPAL (7.0%)
   450,000   Tennessee Valley Authority. 5.980%
              04/01/36..........................      425,913
 1,450,000   Tennessee Valley Authority Ser. B
              6.235% 07/15/45...................    1,440,837
 2,810,000   Tennessee Valley Authority 5.800%
              04/01/36..........................    2,628,112
                                                  -----------
                                                    4,494,862
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
             (10.4%) (COST $7,026,721)..........  $ 6,703,551
                                                  -----------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (0.6%)
$  785,000   *Pep Boys MM&J Lyon, zero Coupon
              Contracts due 09/20/11............  $   416,050
                                                  -----------
             DRUGS (1.3%)
 1,660,000   *Roche Holdings Inc. (144A) zero
              Coupon Contracts due 05/06/12.....      837,271
                                                  -----------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
             ENTERTAINMENT & LEISURE (0.1%)
 $  50,000   Ogden Corp Euro 5.750% 10/20/02....  $    38,327
                                                  -----------
             HOTEL/LODGING (1.9%)
 1,650,000   Hilton Hotels 5.000% 05/15/06......    1,260,188
                                                  -----------
             INSURANCE SERVICES (1.6%)
 1,235,000   Loews Corp. 3.125% 09/15/07........    1,012,700
                                                  -----------
             MEDIA & PUBLISHING (2.3%)
 3,085,000   *Times Mirror zero Coupon Contracts
              due 04/15/17......................    1,507,794
                                                  -----------
             MEDICAL & RELATED (1.4%)
   865,000   Healthsouth Corp. 3.250% 04/01/03        671,456
   450,000   PhyCor Inc. 4.500% 02/15/03........      208,125
                                                  -----------
                                                      879,581
                                                  -----------
             METALS & MINING (5.6%)
   490,000   Homestake Mining Euro 5.500%
              06/23/00..........................      481,695
   915,000   Homestake Mining HM (144A) 5.500%
              06/23/00..........................      890,981
 1,625,000   InCo Ltd. 5.750% 07/01/04..........    1,547,813
   900,000   Teck Corp. 3.750% 07/15/06.........      666,000
                                                  -----------
                                                    3,586,489
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.3%)
   200,000   Texaco Capital 3.500% 08/05/04.....      195,028
                                                  -----------
             RETAIL (0.1%)
   115,000   Rite Aid Corp. 5.250% 09/15/02.....       78,487
                                                  -----------
             WASTE DISPOSAL (1.7%)
 1,275,000   Waste Management 4.000% 02/01/02...     1,122,00
                                                  -----------
             TOTAL CONVERTIBLE DEBENTURES
              (16.9%)
             (COST $11,357,302).................  $10,993,915
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (0.8%)
$  517,000   AIG Funding Inc. 4.800% 01/05/00...  $   516,724
             METALS & MINING (2.9%)
 1,900,000   Alcoa Inc. 4.100% 01/06/00.........    1,898,918
                                                  -----------
             MEDIA & PUBLISHING (1.7%)
 1,100,000   Knight Ridder Inc. 5.000%
              01/06/00..........................    1,099,236
                                                  -----------
             DRUGS (4.9%)
 3,200,000   Merck & Co. Inc. 4.000% 01/06/00...    3,198,223
             COMPUTER & RELATED (1.9%)
 1,200,000   IBM Credit Corp. 4.000% 01/06/00...    1,199,333
                                                  -----------
             TOTAL SHORT-TERM NOTES (12.2%)
             (COST $7,912,434)..................  $ 7,912,434
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                    PUT OPTION PURCHASES            MARKET
  SHARES       STOCK/EXPIRATION/EXERCISE PRICE       VALUE
-------------------------------------------------------------
      15(b)  Motorola Inc./Jan/$95..............  $       281
      15(b)  Motorola Inc./Jan/$110.............          750
      20(b)  Weyerhaeuser Co./Jan/$75...........        8,250
                                                  -----------
             TOTAL OPTIONS (0.0%)
              (COST $75,837)....................  $     9,281
                                                  -----------
             TOTAL HOLDINGS (100.4%)
              (COST $65,215,469) (a)............  $64,853,989
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.4%)...............    (235,307)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $64,618,682
                                                  ===========

---------------

*          Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.
(b)        100 share lots.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $3,218,647 or 5.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $65,215,469).............  $64,853,989
  Receivable for fund shares sold...........       28,426
  Dividends and accrued interest
    receivable..............................      324,476
  Other.....................................        2,032
                                              -----------
    Total assets............................   65,208,923
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........      513,799
  Payable for investment management services
    (note 3)................................       43,843
  Other accrued expenses....................       32,599
                                              -----------
    Total liabilities.......................      590,241
                                              -----------
Net assets at market value..................  $64,618,682
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 5,337,541
  Paid-in capital in excess of par value....   59,599,021
  Accumulated net realized income on
    investments (note 1)....................       35,933
  Net unrealized depreciation on investments
    (note 1)................................     (361,480)
  Undistributed net investment income.......        7,667
                                              -----------
Net assets at market value..................  $64,618,682
                                              ===========
Shares outstanding (note 4).................    5,337,541
Net asset value per share...................  $     12.11
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest...................................  $1,479,300
  Dividends..................................   1,312,217
                                               ----------
    Total investment income..................   2,791,517
                                               ----------
Expenses:
  Management fees (note 3)...................     574,228
  Custodian fees (note 3)....................      22,070
  Directors' fees (note 3)...................       2,449
  Professional fees..........................      11,187
  Accounting and transfer agent fees.........      53,824
  Other......................................      17,849
                                               ----------
    Total expenses...........................     681,607
                                               ----------
    Net investment income....................  $2,109,910
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.........  $6,044,556
  Net increase in unrealized depreciation on
    investments..............................  (3,470,618)
                                               ----------
    Net gain on investments..................   2,573,938
                                               ----------
    Net increase in net assets from
      operations.............................  $4,683,848
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
From operations:
  Net investment income.....................................  $  2,109,910   $ 1,755,709
  Realized gain on investments..............................     6,044,556     5,789,990
  Unrealized depreciation on investments....................    (3,470,618)   (3,695,595)
                                                              ------------   -----------
      Net increase in net assets from operations............     4,683,848     3,850,104
                                                              ------------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (2,102,848)   (1,758,879)
  Capital gains distributions...............................    (5,994,413)   (5,804,200)
  Distributions in excess of capital gains..................             0       (30,044)
                                                              ------------   -----------
      Total dividends and distributions.....................    (8,097,261)   (7,593,123)
                                                              ------------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................     8,091,987    18,944,729
  Received from dividends reinvested........................     8,097,261     7,593,123
  Paid for shares redeemed..................................   (24,674,975)   (6,108,105)
                                                              ------------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (8,485,727)   20,429,747
                                                              ------------   -----------
         Increase (decrease) in net assets..................   (11,899,140)   16,686,728
Net Assets:
  Beginning of period.......................................    76,517,822    59,831,094
                                                              ------------   -----------
  End of period (a).........................................  $ 64,618,682   $76,517,822
                                                              ============   ===========
(a) Includes undistributed net investment income of.........  $      7,667   $       605
                                                              ============   ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               1999         1998       1997       1996       1995
                                                              ------       ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $12.92       $13.53     $12.93     $11.99     $10.25
Income from investment operations:
  Net investment income.....................................    0.39         0.34       0.39       0.48       0.39
  Net realized and unrealized gain on investments...........    0.42         0.46       1.48       1.31       1.85
                                                              ------       ------     ------     ------     ------
    Total income from investment operations.................    0.81         0.80       1.87       1.79       2.24
                                                              ------       ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.39)       (0.34)     (0.46)     (0.44)     (0.29)
  Distributions from net realized capital gains.............   (1.23)       (1.06)     (0.81)     (0.41)     (0.21)
  Distributions in excess of capital gains..................    0.00        (0.01)      0.00       0.00       0.00
                                                              ------       ------     ------     ------     ------
    Total distributions.....................................   (1.62)       (1.41)     (1.27)     (0.85)     (0.50)
                                                              ------       ------     ------     ------     ------
Net asset value, end of period..............................  $12.11       $12.92     $13.53     $12.93     $11.99
                                                              ======       ======     ======     ======     ======
Total return................................................    6.46%        5.91%     15.19%     15.75%     22.62%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.95%        0.93%      0.95%      0.97%      0.96%
  Ratio of net investment income to average net assets......    2.94%        2.52%      2.88%      3.90%      3.47%
Portfolio turnover rate.....................................      34%          45%        41%        37%        32%
Net assets at end of period (millions)......................  $ 64.6       $ 76.5     $ 59.8     $ 38.3     $ 19.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   106.46%
Three-year                                  35.29%
Five-year                                   31.13%
Since inception (4/30/94)                   31.40%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The fourth quarter brought strong performance for growth stocks as a group, and many small companies participated in this surge. Thanks to our bottom-up, growth-oriented approach, the Small Cap Fund posted a strong return for the quarter. Moreover, the Fund's 1999 returns helped vault its long-term performance well ahead of its peer group.

TECHNOLOGY LEADING THE WAY

As it has for some time, technology continues to be the dominant sector in the market, and the Fund benefited from strong stock selection within the category. We continued to see promise in companies that are part of what we call the "digital consumer electronics theme." As consumers are rapidly adopting new high-performance electronics, we believe many stocks stand to benefit.

One such company is RAVISENT TECHNOLOGIES, INC. (1.98% of the Fund). Ravisent provides software solutions that help manage digital video and audio streams for personal computer systems and consumer electronics devices. These software solutions enable playback and recording of multimedia formats such as DVD, DBS (direct broadcast satellite), and HDTV (high definition television) on existing PC and consumer electronic formats. We have owned this company since its initial public offering earlier this year, and our recent meetings with management gave us increased confidence in the company's business fundamentals.

We have also seen significant performance in other technology areas, such as Internet professional service companies. BRAUN CONSULTING, 1.52% of the Fund, one of our holdings in this sector, returned more 60% in the month of October alone as the market realized how significantly undervalued this stock was relative to many the other companies in this sector.

CONSTANT SEARCH FOR GROWTH

The Fund's overweighting in technology companies is largely the result of strong performance by our carefully chosen holdings in the sector. We continue to search for strong prospects in other traditional growth segments of the market, such as healthcare and consumer goods. We remain committed to our growth philosophy, searching for the market's best small companies in whatever sector they may be found.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               CAPITAL APPRECIATION PORTFOLIO             S&P 500 INDEX
                                                              (COMMENCED OPERATIONS APRIL 30,             -------------
                                                                           1994)
                                                              -------------------------------
                                                                          10000.00                           10000.00
                                                                           9975.00                            9658.00
'95'                                                                      12816.50                           13923.10
                                                                          13688.10                           15343.30
'96'                                                                      14835.10                           17136.90
                                                                          16014.50                           20650.00
'97'                                                                      17089.10                           22834.70
                                                                          18032.40                           26878.80
'98'                                                                      18099.10                           29359.70
                                                                          19621.30                           32994.40
'99'                                                                      19268.10                           35538.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Digital Microwave Corp                3.18
 2.  Cree Research, Inc.                   2.44
 3.  USWeb Corporation                     2.28
 4.  Rex Stores Corp                       2.00
 5.  Ravisent Tech, Inc.                   1.98
 6.  EMCORE Corporation                    1.89
 7.  US Freightways Corp.                  1.84
 8.  Insight Enterprises                   1.80
 9.  Peregrine Systems                     1.67
10.  Fossil, Inc.                          1.59

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Electrical Equipment                  14.85
 2.  Computer and Related                  14.34
 3.  Retail                                10.74
 4.  Computer Software                      6.77
 5.  Computer Services                      4.93

The prices of small company stocks are generally more volatile than the price of large company stocks.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             AEROSPACE (1.3%)
    44,950   *The Titan Corp. .................  $  2,118,269
                                                 ------------
             BANKING (0.7%)
    24,625   *Silicon Valley Banc. ............     1,218,937
                                                 ------------
             BROADCAST RADIO & TV (0.4%)
    24,300   *Radio Unica Corp. ...............       701,662
                                                 ------------
             BUSINESS SERVICES (2.7%)
     6,000   *Aether Systems Inc. .............       429,750
    17,650   *Corp Executive Board ............       986,194
    49,750   *Management Network Group Inc. ...     1,623,094
    32,500   *Remedy Corp. ....................     1,539,688
                                                 ------------
                                                    4,578,726
                                                 ------------
             CHEMICALS (1.4%)
    60,725   *Albany Molecular Research .......     1,852,112
    56,275   *U.S. Plastic Lumber Co. .........       432,614
                                                 ------------
                                                    2,284,726
                                                 ------------
             COLLECTIBLES (1.0%)
   157,475   *The Topps Co. ...................     1,633,803
                                                 ------------
             COMMERCIAL SERVICES (0.5%)
    21,300   *Pfsweb Inc. .....................       798,750
                                                 ------------
             COMMUNICATIONS (5.1%)
    12,550   *Allegiance Telecom Inc. .........     1,157,738
    10,775   *Cox Radio Inc. ..................     1,074,806
   227,500   *Digital Microwave Corp. .........     5,332,031
    25,175   *Telecorp PCS Inc. ...............       956,650
                                                 ------------
                                                    8,521,225
                                                 ------------
             COMPUTER & RELATED (16.4%)
    28,550   *Bindview Development Corp. ......     1,418,578
    13,800   *CDW Computer Centers Inc. .......     1,085,025
    78,075   *Dendrite International ..........     2,644,791
    31,650   *Documentum Inc. .................     1,895,044
    33,200   *Entrust Technologies Inc. .......     1,989,925
    22,200   *Exchange Application Inc. .......     1,240,425
    74,320   *Insight Enterprises Inc. ........     3,019,250
    24,275   *Macromedia Inc. .................     1,775,109
    12,375   *Mercury Interactive Corp. .......     1,335,727
     9,500   *NetIQ Corp. .....................       494,594
    86,304   *Ravisent Tech Inc. ..............     3,317,310
    23,000   *SanDisk Corp. Designs ...........     2,213,750
    18,125   *SmartDisk Corp. .................       593,594
    60,025   *TenFold Corp. ...................     2,397,248
   102,775   *The 3DO Co. .....................       934,610
    72,550   *Zamba Corp. .....................     1,260,556
                                                 ------------
                                                   27,615,536
                                                 ------------
             COMPUTER SERVICES (4.9%)
    35,650   *Braun Consulting Inc. ...........     2,548,975
    22,800   *Digital River Inc. ..............       759,525
    34,775   *Sykes Enterprises Inc. ..........     1,525,753
    16,800   *Tanning Technology Corp. ........       990,150
    54,325   *Zomax Optical Media Inc. ........     2,458,206
                                                 ------------
                                                    8,282,609
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             COMPUTER SOFTWARE (5.7%)
    32,050   *Aspect Development Inc. .........  $  2,195,425
     8,050   *Digex Inc. ......................       553,438
    81,550   *InfoCure Corp. ..................     2,543,341
    33,850   *Peregrine Systems ...............     2,796,856
    11,600   *Puma Technologies ...............     1,515,250
                                                 ------------
                                                    9,604,310
                                                 ------------
             CONSUMER PRODUCTS (4.4%)
   115,600   *Fossil Inc. .....................     2,673,250
    92,062   *Jakks Pacific Inc. ..............     1,720,409
    49,125   *Pinnacle Systems Inc. ...........     1,998,773
    63,875   *Yankee Candle Inc. ..............     1,041,961
                                                 ------------
                                                    7,434,393
                                                 ------------
             DRUGS (0.7%)
    21,037   *King Pharmaceuticals Inc. .......     1,179,415
                                                 ------------
             EDUCATION/SCHOOLS (0.4%)
    47,600   *ITT Educational Services Inc. ...       734,825
                                                 ------------
             ELECTRONIC COMPONENTS (14.5%)
    17,275   *Advanced Energy Ind. ............       850,794
    88,450   *American Xtal Technology Inc. ...     1,542,347
    14,425   *Applied Micro Circuits Corp. ....     1,835,581
    18,500   *Astropower Inc. .................       259,000
    48,450   *Brooks Automation Inc. ..........     1,577,653
    47,900   *Cree Research Inc. ..............     4,089,463
    93,275   *Emcore Corp. ....................     3,171,350
    43,950   *Gentex Corp. ....................     1,219,613
    36,650   *Kopin Corp. .....................     1,539,300
    59,925   Methode Electronics ..............     1,925,091
    48,525   *Pericom Semiconductor ...........     1,276,814
    19,300   *PRI Automation Inc. .............     1,295,512
    21,800   *Sawtek Inc. .....................     1,451,062
    39,825   *Zoran Corp. .....................     2,220,244
                                                 ------------
                                                   24,253,824
                                                 ------------
             ELECTRICAL EQUIPMENT (1.8%)
     3,775   Optical Coating Lab ..............     1,117,400
    77,137   *Remec Inc. ......................     1,966,994
                                                 ------------
                                                    3,084,394
                                                 ------------
             ELECTRICAL SERVICES (2.1%)
    38,312   *Dycom Industries ................     1,688,122
    64,975   *Quanta Services Inc. ............     1,835,544
                                                 ------------
                                                    3,523,666
                                                 ------------
             ENTERTAINMENT & LEISURE (2.0%)
    97,475   Callaway Golf Co. ................     1,724,089
    72,675   *Station Casinos Inc. ............     1,630,645
                                                 ------------
                                                    3,354,734
                                                 ------------
             FIBER OPTICS (0.2%)
     2,925   *Finisar Corp. ...................       262,884
                                                 ------------
             FINANCIAL SERVICES (2.7%)
    61,700   *CompuCredit Corp. ...............     2,375,450
    16,425   *NCO Group Inc. ..................       494,803
             *Profit Recovery group Intl.
    65,737    Inc. ............................     1,746,139
                                                 ------------
                                                    4,616,392
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             HOTEL/LODGING (0.5%)
    65,400   *Sunterra ........................  $    752,100
                                                 ------------
             HOUSING, FURNITURE & RELATED (0.5%)
    28,475   *Trex Co. Inc. ...................       761,706
                                                 ------------
             INDUSTRIAL SERVICES (0.8%)
    47,875   *Insituform Technologies .........     1,352,469
                                                 ------------
             INTERNET SOFTWARE (4.8%)
    11,450   *Andover.Net Inc. ................       407,906
    14,975   *ITXC Corp. ......................       503,534
    28,475   *Liquid Audio Inc. ...............       747,469
    22,675   *National Information ............       725,600
    35,850   *PC-Tel Inc. .....................     1,882,125
    86,012   *USWeb Corp. .....................     3,822,158
                                                 ------------
                                                    8,088,792
                                                 ------------
             MACHINERY (0.8%)
    31,325   *Astec Industries ................       589,302
    46,950   *National Oilwell Inc. ...........       736,528
                                                 ------------
                                                    1,325,830
                                                 ------------
             MEDICAL & RELATED (2.5%)
    28,025   *Accredo Health Inc. .............       861,769
             *Orthodontic Centers of America
    45,050    Inc. ............................       537,784
    20,000   *Patterson Dental ................       852,500
    86,925   *PolyMedica Corp. ................     2,010,141
                                                 ------------
                                                    4,262,194
                                                 ------------
             MOTION PICTURE & SERVICE (0.6%)
    13,625   *Macrovision Corp. ...............     1,008,250
                                                 ------------
             NETWORK PRODUCTS (1.0%)
     5,650   *JNI Corp. .......................       372,900
    12,225   *Proxim Inc. .....................     1,344,750
                                                 ------------
                                                    1,717,650
                                                 ------------
             REAL ESTATE & LEASING (0.7%)
   104,850   *Fairfield Communities Inc. ......     1,127,138
                                                 ------------
             RETAIL (10.7%)
    34,650   *99 Cents Only Stores ............     1,325,363
    26,950   *American Eagle Outfitters .......     1,212,750
    40,925   *Ames Department Stores ..........     1,179,151
    46,300   *Bebe Stores Inc. ................     1,250,100
     9,200   *Chemdex Corp. ...................     1,021,200
    55,825   *Pacific Sunwear of California ...     1,796,867
    95,800   *Rex Stores Corp. ................     3,353,000
    94,625   *Sharper Image Corp. .............     1,200,555
    66,725   *The Mens Wearhouse Inc. .........     1,960,047
             *Tweeter Home Entertainment
    38,950    Group ...........................     1,382,725
    71,025   *Ultimate Electronics Inc. .......     1,757,869
    12,800   *Williams-Sonoma Inc. ............       588,800
                                                 ------------
                                                   18,028,427
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             TRANSPORTATION SERVICE & EQUIPMENT (3.8%)
    29,150   C.H. Robinson World ..............  $  1,158,712
    93,875   Circle International .............     2,088,719
    64,625   US Freightways Corp. .............     3,093,922
                                                 ------------
                                                    6,341,353
                                                 ------------
             TOTAL U.S. COMMON STOCK (95.6%)
              (COST $104,650,391) .............  $160,568,989
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             CANADA (1.0%)
             COMPUTER SOFTWARE (1.0%)
    47,525   *Optimal Robotics Corp. ..........  $  1,770,306
                                                 ------------
             NETHERLANDS (1.2%)
             ELECTRONIC COMPONENTS (1.2%)
85,000 ...   *ASM International ...............     1,955,000
                                                 ------------
             NORWAY (0.6%)
             OIL, ENERGY & NATURAL GAS (0.6%)
    85,525   *Stolt Comex Seaway ..............       946,120
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (2.8%)
              (COST $3,490,289)................  $  4,671,426
                                                 ------------
             TOTAL COMMON STOCK (98.4%) (COST
              $108,140,680)....................  $165,240,415
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (2.3%)
$3,908,000   Firstar 1.000% 01/03/00 repurchase
              price $3,908,321 collateralized
              by GNMA certificates pool #8375
              due 02/20/24 (Cost $3,908,000)...  $  3,908,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (2.3%)
              (COST $3,908,000)................  $  3,908,000
                                                 ------------
             TOTAL HOLDINGS (100.7%) (COST
              $112,048,680) (a)................  $169,148,415
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.7%)..............    (1,230,541)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $167,917,874
                                                 ============

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $112,048,680)...........  $169,148,415
  Cash in bank.............................           406
  Receivable for securities sold...........     2,131,112
  Receivable for fund shares sold..........        78,512
  Dividends and accrued interest
    receivable.............................         5,256
  Other....................................         2,661
                                             ------------
    Total assets...........................   171,366,362
                                             ------------
Liabilities:
  Payable for securities purchased.........     3,243,761
  Payable for fund shares redeemed.........        73,662
  Payable for investment management
    services (note 3)......................       104,929
  Other accrued expenses...................        26,136
                                             ------------
    Total liabilities......................     3,448,488
                                             ------------
Net assets at market value.................  $167,917,874
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  5,311,232
  Paid-in capital in excess of par value...   103,472,734
  Accumulated net realized gain on
    investments (note 1)...................     2,034,173
  Net unrealized appreciation on
    investments (note 1)...................    57,099,735
                                             ------------
Net assets at market value.................  $167,917,874
                                             ============
Shares outstanding (note 4)................     5,311,232
Net asset value per share..................  $      31.62
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $   247,410
  Dividends.................................       39,204
                                              -----------
    Total investment income.................      286,614
                                              -----------
Expenses:
  Management fees (note 3)..................      826,722
  Custodian fees (note 3)...................       17,148
  Directors' fees (note 3)..................        2,107
  Professional fees.........................        9,629
  Accounting and transfer agent fees........       57,698
  Other.....................................       15,215
                                              -----------
    Total expenses..........................      928,519
                                              -----------
    Net investment loss.....................  $  (641,905)
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $49,188,742
  Net increase in unrealized appreciation on
    investments.............................   36,969,442
                                              -----------
    Net gain on investments.................   86,158,184
                                              -----------
    Net increase in net assets from
      operations............................  $85,516,279
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEARS ENDED
                                                                ---------------------------
                                                                    1999           1998
                                                                ------------    -----------
From operations:
  Net investment loss.......................................    $   (641,905)   $  (187,071)
  Realized gain (loss) on investments.......................      49,188,742     (4,198,422)
  Unrealized appreciation on investments....................      36,969,442     11,754,403
                                                                ------------    -----------
      Net increase in net assets from operations............      85,516,279      7,368,910
                                                                ------------    -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................     (42,956,147)          (961)
                                                                ------------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................      22,600,298     16,824,812
  Received from dividends reinvested........................      42,956,147            961
  Paid for shares redeemed..................................     (15,774,683)    (6,922,311)
                                                                ------------    -----------
      Increase in net assets derived from capital share
       transactions.........................................      49,781,762      9,903,462
                                                                ------------    -----------
         Increase in net assets.............................      92,341,894     17,271,411
Net Assets:
  Beginning of period.......................................      75,575,980     58,304,569
                                                                ------------    -----------
  End of period.............................................    $167,917,874    $75,575,980
                                                                ============    ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               1999       1998       1997       1996      1995
                                                              ------     ------     ------     ------    ------
Per share data:
Net asset value, beginning of period........................  $20.70     $18.72     $18.03     $15.85    $11.99
Income (loss) from investment operations:
  Net investment loss.......................................   (0.16)     (0.06)     (0.02)     (0.08)    (0.02)
  Net realized & unrealized gain on investments.............   21.96       2.04       1.54       2.80      3.95
                                                              ------     ------     ------     ------    ------
    Total income from investment operations.................   21.80       1.98       1.52       2.72      3.93
                                                              ------     ------     ------     ------    ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00       0.00       0.00     (0.07)
  Distributions from net realized capital gains.............  (10.88)      0.00      (0.83)     (0.54)     0.00
                                                              ------     ------     ------     ------    ------
    Total distributions.....................................  (10.88)      0.00      (0.83)     (0.54)    (0.07)
                                                              ------     ------     ------     ------    ------
Net asset value, end of period..............................  $31.62     $20.70     $18.72     $18.03    $15.85
                                                              ======     ======     ======     ======    ======
Total return................................................  106.46%     10.57%      8.47%     17.71%    33.01%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.89%      0.91%      0.94%      0.96%     0.96%
  Ratio of net investment loss to average net assets........   (0.61)%    (0.30)%    (0.11)%    (0.48)%   (0.11)%
Portfolio turnover rate.....................................     166%        99%        80%        70%       75%
Net assets at end of period (millions)......................  $167.9     $ 75.6     $ 58.3     $ 38.5    $ 16.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (a)

 OBJECTIVE

The International Small Company seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   108.51%
Three-year                                  34.08%
Since inception (3/31/95)                   25.53%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

This was a very good year for international small cap funds. We are pleased to report that the Ohio National International Small Company Portfolio returned 108.51% for the year. According to Lipper, the 1999 average return for the international small cap investment objective was 74.8%. Hence, the fund continues to provide one of the best returns in its asset class.

The fund derived its excellent performance principally from its investments in Asia at the beginning of the year. The Asian recovery process in its infancy presented some compelling reasons and investment opportunities in the region. Japan, the largest Asian economy, largely accounted for nearly 30% of the fund throughout the year while Europe largely underperformed because of the decrease in global demand for goods produced in Germany and the weakness or uncertainty in the Euro, the new European currency.

Looking forward, we expect Germany to lead Europe's recovery in 2000. Good economic indicators point to our optimistic outlook: industrial production orders up, business confidence levels up and unemployment down. In fact, Europe is expected to grow 3% this year, up from 2% in 1999.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                INTERNATIONAL SMALL COMPANY                    EAFE
                                                              PORTFOLIO (COMMENCED OPERAITONS                  ----
                                                                      MARCH 31, 1995)
                                                              -------------------------------
                                                                          10000.00                           10000.00
                                                                          10421.00                           10073.00
'96                                                                       12206.80                           11630.30
                                                                          13407.90                           12951.50
'97                                                                       13630.50                           11765.10
                                                                          14466.00                           13657.00
'98                                                                       14110.20                           14028.40
                                                                          17531.90                           14585.40
'99                                                                       29422.00                           17811.60

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Baltimore Technologies PLC            2.18
 2.  Intershop Communications AG           1.77
 3.  Datacraft Asia Ltd.                   1.72
 4.  Trafficmaster PLC                     1.71
 5.  Secure Network Solutions Ltd.         1.65
 6.  Solution 6 Holdings Ltd.              1.61
 7.  ARM Holdings plc, ADR                 1.56
 8.  Framtidsfabriken AB                   1.44
 9.  Pacific Century Regional
     Developments Ltd.                     1.35
10.  Matalan                               1.30

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Business & Public Services            26.19
 2.  Electronic Components,
     Instruments                           14.45
 3.  Telecommunications                     8.67
 4.  Electrical & Electronics               7.87
 5.  Broadcasting & Publishing              4.96

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

---------------

(a) Prior to 5/1/99 the portfolio was known as The Global Contrarian Portfolio.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             JAPAN (20.7%)
     6,500   Aoi Advertising Promotion Inc.
              (22)..............................  $   116,321
       700   Avex Inc. (13).....................      174,555
     1,000   Drake Beam Morin Japan Inc. (28)...      325,641
     1,000   Fast Retailing Co. Ltd. (31).......      406,806
       500   Funai Electric Co. Ltd. (11).......      294,348
     1,300   Hokuto Corp. (15)..................       69,793
    18,000   Japan Asia Investment Co. Ltd.
              (14)..............................      295,717
    22,000   Japan Radio Co. (29)...............      212,987
       600   Kadokawa Shoten Publishing Co.
              (22)..............................      201,838
     5,000   Kinseki (11).......................       53,051
     1,000   Kobayashi Pharmaceutical Co. Ltd.
              (23)..............................       78,232
     3,800   Koei Co. Ltd. (9)..................      136,006
         5   *Liquid Audio Japan Inc. (28)......      317,328
     6,000   Meiki Co. Ltd. (20)................      143,751
     3,000   Misumi Corp. (34)..................      236,163
     4,000   Mitsumi Electric (11)..............      125,171
     1,200   Moshi Moshi Hotline Inc. (29)......      165,461
     1,900   Mycal Card Inc. (14)...............       60,385
     1,590   Nichii Gakkan Co. (28).............      310,817
    24,000   Nippon Thompson (11)...............      198,083
     3,600   Nissin Co. Ltd. (14)...............      147,858
     8,000   Nitori Co. (34)....................      320,751
     9,000   Nitto Kohki Co. Ltd. (20)..........      188,783
     2,000   Pasona Softbank Inc. (14)..........      158,811
     2,200   Plaza Create (28)..................      225,895
     3,000   Q' sai Co. Ltd. (15)...............      187,757
     2,000   Right On Co. (13)..................      195,580
     3,000   Rock Field Co. (15)................      115,881
    10,000   Sailor Pen Co. Ltd. (13)...........      205,359
     4,000   Shinkawa (20)......................      142,773
     4,000   Sumisho Computer Systems Corp.
              (9)...............................      275,377
    16,000   Toyo Communication Equipment
              (29)..............................      297,281
       900   Trans Cosmos (9)...................      383,728
     1,700   Trend Micro Inc. (9)...............      428,907
     2,000   Venture Link Co. Ltd. (28).........      173,088
     4,000   Yamada Denki (27)..................      434,187
     3,000   Yokowo Co. Ltd. (11)...............       74,809
                                                  -----------
                                                    7,879,279
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             UNITED KINGDOM (13.7%)
     3,100   *ARM Holdings PLC ADR (11).........  $   593,650
     2,200   *Autonomy Corp. (29)...............      106,700
    10,050   *Baltimore Technologies PLC (28)...      833,423
     1,500   *EBookers.com PLC ADR (28).........       25,969
     3,400   Eidos PLC (13).....................      299,824
     9,000   FI Group PLC (28)..................      111,770
     4,000   Filtronic PLC (11).................      136,568
    12,600   Guardian IT (28)...................      195,420
     8,000   *Imagination Technologies Group PLC
              (28)..............................       52,556
     2,000   *Independent Energy Hldgs PLC ADR
              (12)..............................       66,625
     8,000   Kewill Systems PLC (20)............      202,586
     7,000   *Kingston Communication (Hull) PLC
              (29)..............................       86,366
    18,100   Matalan (31).......................      498,622
     7,000   Nestor Healthcare Group PLC (23)...       73,057
    10,000   Pace Micro Technology PLC (29).....       85,355
    16,500   RM PLC (9).........................      228,941
    51,000   Saatchi & Saatchi PLC (28).........      307,399
   100,000   *Scoot.com PLC (22)................      243,524
    23,000   Securicor PLC (28).................       59,174
     8,000   *Shire Pharmaceuticals Grp PLC
              (23)..............................       80,064
    53,000   Taylor Nelson (28).................      234,552
    44,416   *Trafficmaster PLC (28)............      655,809
     7,000   Ultraframe (5).....................       57,483
                                                  -----------
                                                    5,235,437
                                                  -----------
             SWEDEN (8.3%)
     7,000   *A-Com AB (22).....................      159,579
     3,900   *Connecta AB (28)..................      132,904
     3,050   *Framtidsfabriken AB (28)..........      551,945
    13,000   *Icon Medialab Intl. AB (28).......      452,179
     4,000   *Industrial & Financial Systems
              (11)..............................       86,958
     1,400   *Information Highway AB (11).......      231,965
     2,000   Linne Group AB (9).................       55,700
     5,900   *Modern Times Group CL B (22)......      292,577
    10,000   *Readsoft AB (9)...................      182,141
    81,000   Rotternos AB (16)..................      107,557
     2,800   Sigma AB CL B (11).................       59,883
    10,000   *SwitchCore AB (29)................      408,936
     3,500   *Telelogic AB (11).................      185,901
    15,650   *Teligent AB (29)..................      266,660
                                                  -----------
                                                    3,174,885
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             HONG KONG (7.8%)
    54,000   Asia Satellite Telecom Hldgs Ltd.
              (29)..............................  $   170,541
   157,000   China Everbright Ltd. (27).........      129,260
    39,400   *China Pharmaceutical Enterprise &
              Investment Corp. Ltd. (23)........          710
   222,000   City Telecom Ltd. (29).............      215,617
   112,000   Cosco Pacific Ltd. (32)............       92,931
    86,000   Esprit Asia Holdings Ltd. (27).....       92,931
   190,000   *Founder Hong Kong Ltd. (9)........      232,199
   223,800   Giordano International Ltd. (27)...      230,321
   119,000   *Great Wall Technology Co. (11)....      115,579
   300,000   Hanny Holdings Ltd. (9)............      283,656
   215,000   Hong Kong Construction Hldgs Ltd.
              (5)...............................       78,134
   108,000   Legend Holdings Ltd. (9)...........      268,142
   114,000   Li & Fung Ltd. (34)................      285,972
   360,000   *Quality Healthcare (23)...........      138,934
   164,000   Shaw Brothers Ltd. (13)............      190,931
   620,000   *Stone Electronic Technology
              (11)..............................      438,670
                                                  -----------
                                                    2,964,528
                                                  -----------
             GERMANY (7.6%)
     1,000   *ADVA AG Optical Networking (29)...      189,410
       600   *Brokat Infosystems AG (9).........      119,691
     1,150   CE Consumer Electronic AG (11).....      152,939
     3,200   *GFK AG (28).......................      132,184
     1,000   *GFT Ges Fuer Technologiecon AG
              (9)...............................      102,765
     2,400   *Intershop Communications AG (9)...      686,712
     5,126   Kamps AG (15)......................      356,347
     3,584   Kamps AG -- New (15)...............      240,124
     1,408   Medion AG (34).....................      125,826
     6,052   *Steag Hamatech AG (20)............      220,116
     4,935   *Tecis Holding AG (14).............      202,610
     1,000   *Tiscon Infosystems (9)............       62,062
     9,600   *Zapf Creation AG (13).............      319,176
                                                  -----------
                                                    2,909,962
                                                  -----------
             AUSTRALIA (5.9%)
    39,500   APN News & Media Ltd. (22).........       86,891
    10,509   Aristocrat Leisure Ltd. (13).......      151,126
    51,680   Challenger International Ltd.
              (14)..............................      139,815
     8,400   IXLA Ltd.( CALL-Option ) Strike
              Price: 0.2; Expiration
              Date:3-31-2000 (9)................        7,391
    55,500   *LibertyOne Ltd. (11)..............       61,226
    47,610   One Tel Ltd. (29)..................       73,468
   168,000   *PowerLan Ltd. (29)................      163,270
     2,000   *Protel International Ltd. (29)....        7,355
    83,670   *Sausage Software Ltd. (9).........      285,698
   139,500   *Secure Network Solutions Ltd.
              (28)..............................      632,059
    56,500   *Solution 6 Holdings Ltd. (9)......      615,872
    10,000   *Techniche Ltd. (29)...............       34,474
                                                  -----------
                                                    2,258,645
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             CANADA (4.7%)
     1,350   *Biovail Corp. Intl. (23)..........  $   126,563
    54,000   *Breakwater Resources Ltd. (24)....      149,107
     8,400   *Canadian Hunter Exploration Ltd.
              (12)..............................      138,062
    18,400   *Canfor Corp. (16).................      215,197
     3,000   *Certicom Corp. (11)...............      178,547
     4,000   *Cinar Corp. (22)..................       98,000
     2,000   *Clearnet Communications Inc.
              (29)..............................       68,720
     5,200   *Clearnet Communications Inc.
              (29)..............................      178,750
     6,000   *Corel Corp. (9)...................       90,750
     6,000   *Cyberplex Inc. (9)................       75,779
     7,900   *Descartes Systems Grp Inc. (9)....      173,581
     5,800   *Microforum Inc. Warrants (9)......        2,890
    15,200   Newfoundland Capital Corp. Ltd.
              (22)..............................      104,401
     4,000   *Precision Drilling Corp. (12).....      102,422
     1,500   *Research in Motion Ltd. (11)......       69,239
                                                  -----------
                                                    1,772,008
                                                  -----------
             SINGAPORE & MALAYSIAN (4.6%)
     5,000   Creative Technology Ltd. (9).......       86,875
    79,000   Datacraft Asia Ltd. (28)...........      655,700
    80,000   Flextech Holdings Ltd. (11)........       89,823
   130,000   GES International Ltd. (11)........      140,498
    93,000   Keppel Telecom & Transport (29)....      151,324
    36,000   *Pacific Century Regional
              Developments Ltd. (26)............      516,602
    26,000   *Sembcorp Logistics Ltd. (32)......      105,374
                                                  -----------
                                                    1,746,196
                                                  -----------
             FRANCE (4.0%)
       600   *Alten (29)........................      103,490
       900   *Avenir Telecom (29)...............      170,650
     2,000   *Business Objects SA ADR (9).......      267,250
     2,200   *Consodata SA (28).................       99,743
       915   *Infogrames Entertainment (13).....      151,186
       400   *Integra -- Net SA (11)............       58,193
       906   *Intercall (28)....................       35,599
     3,500   *Ipsos (11)........................      289,505
       400   NRJ SA (22)........................      275,451
     1,000   *Valtech (28)......................       82,565
                                                  -----------
                                                    1,533,632
                                                  -----------
             SWITZERLAND (3.9%)
       500   4M Technologies Holding SA (11)....      150,563
        35   Disetronic Holdings AG (23)........      163,702
       500   Distefora Holding AG (27)..........      121,645
       179   Edipresse SA-Bearer (22)...........       99,026
       700   Gretag Imaging Group (28)..........      101,543
        43   *Kudelski SA (11)..................      256,805
       450   *Micronas Semiconductor Hldg AG
              (12)..............................      121,645
        37   Phonak Holding AG (11).............       63,268
       400   SEZ Holding AG (11)................      224,052
       600   Swisslog Holding AG (35)...........      175,394
                                                  -----------
                                                    1,477,643
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             FINLAND (3.5%)
    47,320   JOT Automation Group OYJ (11)......  $   440,993
     6,000   Metsa-Serla Oy CL B (16)...........       69,820
     1,000   Nokian Renkaat (3).................       38,084
    13,500   Perlos OYJ (11)....................      476,044
     7,000   PMJ Automec Oyj (11)...............       82,303
     3,464   Rapala Normark (13)................       16,752
     8,900   Talentum (22)......................      216,099
                                                  -----------
                                                    1,340,095
                                                  -----------
             SOUTH AFRICA (1.9%)
    38,990   Iscor Ltd. (24)....................      147,778
   216,200   Metro Cash and Carry Ltd. (34).....      246,181
     7,800   Nasionale Pers Beperk CL N (22)....       74,225
   222,500   Profurn Ltd. (27)..................      241,049
                                                  -----------
                                                      709,233
                                                  -----------
             GREECE (1.8%)
     3,850   Arcadia Metal Industrial C. Rokas
              S.A. (20).........................       84,331
     3,850   Arcadia Metal Industrial C. Rokas
              S.A. Rights (20)..................       69,073
       930   Chipita International (15).........       14,431
     4,200   *Interamerican Life Ins. Co. S.A.
              (19)..............................      138,860
     2,000   Maillis (35).......................       75,178
     5,700   Sarantis SA (23)...................      197,490
     1,035   Tiletipos S.A. (29)................       25,621
     3,500   *Warehouse S.A. (28)...............       73,303
                                                  -----------
                                                      678,287
                                                  -----------
             ISRAEL (1.6%)
     5,000   *Geo Interactive Media Grp PLC
              (9)...............................      140,370
     2,000   *Gilat Satellite Networks (11).....      237,500
     2,800   *NICE-Systems Ltd. ADR (28)........      137,725
     5,500   *Taro Pharmaceutical Ind. Ltd.
              (23)..............................       79,750
                                                  -----------
                                                      595,345
                                                  -----------
             DENMARK (1.2%)
     1,000   Falck A/S (28).....................      104,846
     2,000   *Vestas Wind Systems A/S (11)......      354,447
                                                  -----------
                                                      459,293
                                                  -----------
             SOUTH KOREA (1.1%)
     1,000   Cheil Communications Inc. (28).....       75,649
     9,000   Comtec System Co. Ltd. (11)........      122,061
       100   *Handysoft Corp. (11)..............       81,990
    15,500   Mirae Co. (28).....................      120,536
                                                  -----------
                                                      400,236
                                                  -----------
             NETHERLANDS (0.9%)
     8,650   *BE Semiconductor Ind. (11)........      124,187
     4,090   *Detron Group (29).................       88,182
     3,850   *Versatel Telecom Intl. (29).......      135,761
                                                  -----------
                                                      348,130
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             IRELAND (0.6%)
     5,000   *Trintech Group PLC ADR (9)........  $   247,500
                                                  -----------
             TURKEY (0.6%)
   580,000   Hurriyet Gazetecilik ve Matbaacilik
              A.S. (22).........................      106,932
   500,000   *Tat Konserve Sanayii A.S. (15)....      124,447
                                                  -----------
                                                      231,379
                                                  -----------
             ITALY (0.5%)
    12,000   Class Editori SPA (22).............      209,157
                                                  -----------
             SPAIN (0.5%)
     8,550   NH Hoteles S.A. (18)...............       96,306
     5,000   Zeltia S.A. (23)...................       88,156
                                                  -----------
                                                      184,462
                                                  -----------
             AUSTRIA (0.2%)
     2,400   DO & CO Restaurants & Catering AG
              (15)..............................       90,191
                                                  -----------
             NORWAY (0.2%)
     6,000   *Tandberg ASA (29).................       78,402
                                                  -----------
             PHILIPPINES (0.1%)
    44,000   *ABS-CBN Broadcasting Corp. (22)...       54,591
                                                  -----------
             HUNGRY (0.1%)
     2,359   *North American Bus Ind. (3).......       49,520
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (96.0%)
              (COST $19,830,093)................  $36,628,036
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (6.4%)
$2,446,000   State Street Bank 2.500% due
              01/03/00 repurchase price
              $2,446,503 collateralized by U.S.
              Treasury Bond due 05/15/04 (Cost
              $2,020,000).......................  $ 2,446,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (6.4%)
              (COST $2,446,000).................  $ 2,446,000
                                                  -----------
             TOTAL HOLDINGS (102.4%) (COST
              $22,276,093)(A)...................  $39,074,036
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-2.4%)...............     (927,409)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $38,146,627
                                                  ===========

---------------

*          Non-income producing securities.
ADR        (American depository receipt) represents ownership of
           foreign securities.
PLC        Public Limited Company.
(a)        Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

Industry Classifications

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Cement
 (7)  Chemicals
 (8)  Communications
 (9)  Computer Products
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Diversified
(31)  Textile
(32)  Transportation
(33)  Utilities
(34)  Wholesale
(35)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (A)

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $22,276,093).............  $39,074,036
  Cash in bank..............................      196,075
  Unrealized gain on forward currency
    contracts (note 5)......................       11,864
  Receivable for securities sold............      247,736
  Receivable for fund shares sold...........       11,111
  Dividends and accrued interest
    receivable..............................       15,526
  Other.....................................           81
                                              -----------
    Total assets............................   39,556,429
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................       16,752
  Payable for securities purchased..........    1,303,740
  Payable for fund shares redeemed..........       21,674
  Payable for investment management services
    (note 3)................................       32,457
  Other accrued expenses....................       35,179
                                              -----------
    Total liabilities.......................    1,409,802
                                              -----------
Net assets at market value..................  $38,146,627
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,884,191
  Paid-in capital in excess of par value....   19,314,839
  Accumulated net realized gain on
    investments (note 1)....................      163,454
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................   16,797,943
    Foreign currency related transactions...       (8,913)
    Forward currency contracts (note 5).....       (4,887)
                                              -----------
Net assets at market value..................  $38,146,627
                                              ===========
Shares outstanding (note 4).................    1,884,191
Net asset value per share...................  $     20.25
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $    42,799
  Dividends (net of $8,047 foreign taxes
    withheld)...............................      156,165
                                              -----------
    Total investment income.................      198,964
                                              -----------
Expenses:
  Management fees (note 3)..................      239,451
  Accounting, custody, and transfer agent
    fees (note 3)...........................      256,654
  Directors' fees (note 3)..................          694
  Professional fees.........................        3,172
  Printing, postage, and proxy fees.........        7,371
  Other.....................................       47,574
                                              -----------
    Total expenses..........................      554,916
                                              -----------
    Net investment loss.....................  $  (355,952)
                                              -----------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................  $ 3,970,825
    Forward currency related transactions...     (377,055)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments...........................   17,788,741
      Foreign currency related
         transactions.......................        4,835
                                              -----------
      Net gain on investments...............   21,387,346
                                              -----------
      Net increase in net assets from
         operations.........................  $21,031,394
                                              ===========

---------------

(a) Prior to 5/1/99 the portfolio was known as the Global Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (D)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment income (loss)..............................  $  (355,952)  $   479,653
  Realized gain on investments and foreign currency
    transactions............................................    3,593,770     1,799,973
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................   17,793,576    (1,711,464)
                                                              -----------   -----------
      Net increase in net assets from operations............   21,031,394       568,162
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................            0      (479,631)
  Capital gains and foreign currency related transaction
    distributions...........................................   (3,775,161)   (1,831,630)
                                                              -----------   -----------
      Total dividends and distributions.....................   (3,775,161)   (2,311,261)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    6,574,950     4,215,794
  Received from dividends reinvested........................    3,775,161     2,311,261
  Paid for shares redeemed..................................   (9,277,931)   (2,989,242)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    1,072,180     3,537,813
                                                              -----------   -----------
         Increase in net assets.............................   18,328,413     1,794,714
Net Assets:
  Beginning of period.......................................   19,818,214    18,023,500
                                                              -----------   -----------
  End of period.............................................  $38,146,627   $19,818,214
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                    YEARS ENDED DECEMBER 31,            APRIL 1,
                                                              ------------------------------------       1995 TO
                                                               1999      1998      1997      1996     DEC. 31, 1995
                                                              ------    ------    ------    ------    -------------
Per share data:
Net asset value, beginning of period........................  $10.76    $11.73    $11.66    $10.80       $10.00
Income from investment operations:
  Net investment income (loss)..............................   (0.20)     0.29      0.29      0.28         0.13
  Net realized & unrealized gain on investments & foreign
    currency transactions...................................   11.81      0.12      1.03      1.00         0.75
                                                              ------    ------    ------    ------       ------
    Total income from investment operations.................   11.61      0.42      1.32      1.28         0.88
                                                              ------    ------    ------    ------       ------
Less distributions:
  Dividends from net investment income......................    0.00     (0.29)    (0.38)    (0.24)       (0.08)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................   (2.12)    (1.10)    (0.87)    (0.18)        0.00
                                                              ------    ------    ------    ------       ------
    Total distributions.....................................   (2.12)    (1.39)    (1.25)    (0.42)       (0.08)
                                                              ------    ------    ------    ------       ------
Net asset value, end of period..............................  $20.25    $10.76    $11.73    $11.66       $10.80
                                                              ======    ======    ======    ======       ======
Total return................................................  108.51%     3.53%    11.67%    12.09%        8.89%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    2.06%     1.30%     1.32%     1.29%        1.58%(a,c)
  Ratio of net investment income (loss) to average net
    assets..................................................   (1.44)%    2.48%     2.33%     2.44%        1.64%(a,c)
Portfolio turnover rate.....................................     314%       55%       29%       18%           6%
Net assets at end of period (millions)......................  $ 38.1    $ 19.8    $ 18.0    $ 11.3       $  4.4

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses of the International Small Company Portfolio for the period ended December 31, 1995. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.90% and the annualized ratio of net investment income to average net assets would have been 1.32%.

(d) Prior to 5/1/99 the portfolio was known as the Global Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURNS:
One-year                                      5.76%
Three-year                                    8.67%
Since inception (3/31/95)                    11.00%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The stock market surged to the upside in the fourth quarter despite the Federal Reserve's decision to hike short-term interest rates in the face of a global economic strength. The absence of inflation and the Fed's resolve to keep inflation contained gave investors the confidence to move back into stocks after a six-month period of market consolidation. Although the stock market's advance was very narrow, companies generating superior revenue growth performed extremely well throughout the period, particularly technology issues.

The Russell 2500 Index has replaced the NASDAQ Composite Index as the benchmark for the Aggressive Growth Portfolio because it more closely matches the investment style and objectives of the portfolio. The Fund had good relative performance with the Russell 2500 benchmark during the period. The improved relative and absolute performance came primarily from a mid-year decision to boost the fund's exposure to technology stocks. Our telecommunications, Internet infrastructure beneficiaries, and real estate selections led the relative outperformance of the Fund. An overweight in media also assisted relative performance for the period. The market's advance benefited from strong corporate profits and subsiding concerns over Y2K.

We remain overweight in the consumer cyclical, retail, and technology (with emphasis on telecommunications and Internet infrastructure beneficiaries) sectors. Given the current interest rate environment, we will continue to maintain our underweights within financial industries.

The growth of the Internet and its acceptance as an important source of competitive advantage should continue to enhance the prospects of companies engaged in business to business commerce, wireless connectivity, Internet content, bandwidth expansion, the building of new brands and a host of other applications. The successful implementation of technology remains an essential source of global competitiveness with superior returns on capital and market share gains the principal result.

Our outlook is mixed. The economy and corporate profits remain strong, but rising interest rates and technology valuations are points of concern. Our strategy in this environment is to stay the course with the successful portfolio we have had over the past few months with a slightly reduced risk profile. Should the main areas of risk prove to be a problem, our relatively small size gives us a flexibility advantage compared to our larger competitors.

During the next six months, we expect the U.S. economy to continue to grow at a more moderate pace. We expect the Fed to remain vigilant, poised to nudge interest rates preemptively higher to offset signs of inflationary pressure. In our view, companies able to generate unit growth will continue to be the big winners (without pricing, unit growth supports the higher revenue run rates needed to offset cost pressures) in this environment.

As growth investors, our investment team is constantly on the look out for investments exhibiting sustainable fundamental improvement regardless of market capitalization or industry in order to consistently outperform the broader market averages.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                              AGGRESSIVE GROWTH PORTFOLIO    NASDAQ COMPOSITE INDEX        RUSSELL 2500 INDEX
                                                 (COMMENCED OPERATIONS       ----------------------        ------------------
                                                    MARCH 31, 1995)
                                              ---------------------------
                                                        10000.00                    10000.00                    10000.00
                                                        11027.00                    11422.00                    10891.00
'96'                                                    12792.60                    15797.40                    14597.70
                                                        13448.80                    17645.70                    16240.00
'97'                                                    14395.60                    19216.20                    18153.00
                                                        15547.30                    23186.20                    19180.50
'98'                                                    15524.00                    26833.40                    18359.60
                                                        14740.00                    32871.00                    20357.10
'99'                                                    16417.40                    49796.20                    22793.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Pinnacle Holdings                       3.52
 2.  Oracle Corporation                      3.51
 3.  Microsoft Corp                          2.72
 4.  Central Garden & Pet                    2.69
 5.  Cisco Systems Inc                       2.62
 6.  DoubleClick Inc                         2.58
 7.  AMFM Inc                                2.54
 8.  Infinity                                2.36
 9.  Microcell                               2.22
10.  Viacom Inc Cl. B                        2.22

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Computer and Related                  16.32
 2.  Computer Software                     10.36
 3.  Communications                         8.84
 4.  Broadcast Radio & TV                   7.98
 5.  Oil, Energy and Natural Gas            7.39

The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES     U.S. COMMON STOCK                       VALUE
-------------------------------------------------------------
             ADVERTISING (3.3%)
     2,375   *DoubleClick Inc. .................  $   601,023
     1,000   *Lamar Advertising Co. CL A........       60,563
     2,625   *Valassis Communications Inc. .....      110,906
                                                  -----------
                                                      772,492
                                                  -----------
             AUTOMOTIVE & RELATED (1.1%)
     9,000   Oshkosh Truck Corp. ...............      263,813
                                                  -----------
             BANKING (1.4%)
    12,800   TCF Financial Corp. ...............      318,400
                                                  -----------
             BROADCAST RADIO & TV (9.5%)
     7,575   *AMFM Inc. ........................      592,744
     4,900   *Clear Channel Communications......      437,325
     2,800   *Emmis Communications CL A.........      348,994
    15,216   *Infinity Broadcasting Corp A......      550,629
     3,650   *MediaOne Group Inc. ..............      280,365
                                                  -----------
                                                    2,210,057
                                                  -----------
             BUSINESS SERVICES (1.1%)
     1,100   *CSG Systems Intl. Inc. ...........       43,863
     1,950   *Consolidated Graphics Inc. .......       29,128
     4,225   *Pierce Leahy Corp. ...............      182,731
                                                  -----------
                                                      255,722
                                                  -----------
             CABLE TELEVISION (0.3%)
     1,200   *Adelphia Communications CL A......       78,750
                                                  -----------
             COMMUNICATIONS (5.3%)
     1,800   *BroadWing Inc. ...................       66,375
       400   *Ciena Corp. ......................       23,000
     1,000   *Globalstar Telecommunications.....       44,000
     3,100   Lucent Technologies Inc. ..........      231,919
       700   *Nextel Communications Inc. .......       72,188
    19,350   *Pinnacle Holdings Inc. ...........      819,956
                                                  -----------
                                                    1,257,438
                                                  -----------
             COMPUTER & RELATED (13.4%)
       750   *Ariba Inc. .......................      133,031
     5,700   *Cisco Systems Inc. ...............      610,612
     3,680   *Dell Computer Corp. ..............      187,680
     3,400   *EMC Corp. ........................      371,450
     2,225   Hewlett-Packard Co. ...............      253,511
     3,250   *Intel Corp. ......................      267,516
     3,025   Intl. Business Machines............      326,700
     2,100   *Lexmark Intl. Group Inc. CL A.....      190,050
     3,050   *Microchip Technology Inc. ........      208,734
     1,325   *Sandisk Corp. ....................      127,531
       575   *VerticalNet Inc. .................       94,300
       835   *Yahoo! Inc. ......................      361,294
                                                  -----------
                                                    3,132,409
                                                  -----------
             COMPUTER SOFTWARE (10.4%)
       400   *Braun Consulting..................       28,600
     1,500   *Legato Systems Inc. ..............      103,219
     5,425   *Microsoft Corp. ..................      633,369
     7,300   *Oracle Corp. .....................      818,056
     2,500   *Pinnacle Systems Inc. ............      101,719
     5,400   *USinternetworking Inc. ...........      377,325
     2,175   *Vignette Corp. ...................      354,525
                                                  -----------
                                                    2,416,813
                                                  -----------

                                                    MARKET
  SHARES     U.S. COMMON STOCK                       VALUE
-------------------------------------------------------------
             CONSUMER PRODUCTS (0.5%)
       850   Motorola Inc. .....................  $   125,162
                                                  -----------
             DRUGS (0.4%)
     2,250   Jones Pharma Inc. .................       97,734
                                                  -----------
             DURABLE GOODS (0.6%)
     3,900   Applied Power Inc. CL A............      143,325
                                                  -----------
             EDUCATION/SCHOOLS (1.2%)
    17,900   *ITT Educational Services Inc. ....      276,331
                                                  -----------
             ELECTRICAL EQUIPMENT (6.1%)
     1,300   *Agilent Technologies Inc. ........      100,506
       750   *Applied Material Inc. ............       95,016
     4,800   *Atmel Corp. ......................      141,900
       600   *JDS Uniphase Corp. ...............       96,788
     6,650   *Kent Electronics Corp. ...........      151,287
     4,400   Methods Electronics CL A...........      141,350
       950   *Rambus Inc. ......................       64,066
     7,225   *Rayovac Corp. ....................      136,372
     1,100   *SDL Inc. .........................      239,800
     1,350   Texas Instruments Inc. ............      130,781
     4,100   *Vishay Intertechnology Inc. ......      129,663
                                                  -----------
                                                    1,427,529
                                                  -----------
             ENTERTAINMENT & LEISURE (4.7%)
     5,725   *Bally Total Fitness Corp. ........      152,786
    27,000   *Movie Gallery Inc. ...............      116,437
    13,300   *Park Place Entertainment..........      166,250
     5,193   *SCP Pool Corp. ...................      134,693
     8,550   *Viacom Inc. CL B..................      516,741
                                                  -----------
                                                    1,086,907
                                                  -----------
             FIBER OPTICS (0.3%)
       425   *E-Tek Dynamics Inc. ..............       57,216
                                                  -----------
             FINANCIAL SERVICES (2.2%)
     4,276   Citigroup..........................      237,585
       960   Household Intl. Inc. ..............       35,760
     2,050   *Nova Corp. .......................       64,703
     6,100   Waddell & Reed Financial CL A......      165,463
                                                  -----------
                                                      503,511
                                                  -----------
             INSURANCE SERVICES (0.6%)
     4,600   Protective Life....................      146,338
                                                  -----------
             INTERNET SOFTWARE & SERVICES (3.3%)
    12,125   *Alloy Online Inc. ................      190,969
     5,950   *America Online Inc. ..............      448,853
       800   *Internet Capital Group Inc. ......      136,000
                                                  -----------
                                                      775,822
                                                  -----------
             MEDIA & PUBLISHING (0.3%)
     1,200   *CBS Corp. ........................       76,725
                                                  -----------
             MEDICAL & RELATED (2.8%)
       400   *Hanger Orthopedic Group Inc. .....        4,000
     1,600   *Medimmune Inc. ...................      265,400
     2,500   *Priority Healthcare Corp. ........       72,344
    12,150   *Syborn Intl. Corp. ...............      299,953
                                                  -----------
                                                      641,697
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES     U.S. COMMON STOCK                       VALUE
-------------------------------------------------------------
             NETWORK PRODUCTS (0.9%)
     5,500   *Cabletron Systems.................  $   143,000
       225   *Juniper Networks Inc. ............       76,500
                                                  -----------
                                                      219,500
                                                  -----------
             OIL, ENERGY & NATURAL GAS (7.4%)
     6,100   *BJ Services Co. ..................      255,056
     2,650   *Cooper Cameron Corp. .............      129,684
     4,300   Devon Energy Corp. ................      141,362
     4,900   *Marine Drilling Co. Inc. .........      109,944
     9,700   *Nabors Industries Inc. ...........      300,094
     7,325   *Noble Drilling Corp. .............      239,894
    42,500   *Ocean Energy Inc. ................      329,375
    17,200   Union Pacific Resources Group......      219,300
                                                  -----------
                                                    1,724,709
                                                  -----------
             PERSONAL SERVICES (2.1%)
     1,300   *Carriage Services Inc. CL A.......        7,719
    44,500   *Coinmach Laundry Corp. ...........      472,812
                                                  -----------
                                                      480,531
                                                  -----------
             RENTAL & LEASING (1.2%)
     3,950   Hertz Corp. .......................      197,994
     4,025   *Rent-A-Center Inc. ...............       79,745
                                                  -----------
                                                      277,739
                                                  -----------
             RETAIL (6.8%)
       850   *Amazon.com Inc. ..................       64,706
    60,575   *Central Garden & Pet Co. .........      628,466
     3,800   *Insight Enterprises Inc. .........      154,375
    11,900   Regis Corp Minn. RJQ ..............      224,612
     4,100   *Stamps.com Inc. ..................      170,662
    30,050   *Sunglass Hut International........      338,063
                                                  -----------
                                                    1,580,884
                                                  -----------
             THERAPEUTICS (0.8%)
       400   *Abgenix Inc. .....................       53,000
     5,300   *Neurocrine Biosciences Inc. ......      131,175
                                                  -----------
                                                      184,175
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (2.1%)
       750   *Powertel Inc. ....................       75,281
     4,600   *Sonera Corp. .....................      318,550
     1,600   *Tut Systems Inc. .................       85,800
                                                  -----------
                                                      479,631
                                                  -----------
             TRANSPORTATION & EQUIPMENT (0.4%)
     6,400   *Wisconsin Central Trans. Corp. ...       86,000
                                                  -----------
             TOTAL U.S. COMMON STOCK (90.5%)
              (COST $17,245,624)................  $21,097,360
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             CANADA (2.2%)
             TELECOMMUNICATIONS & CELLULAR (2.2%)
    15,750   *Microcell Telecommunications......  $   517,781
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             FINLAND (2.9%)
             COMMUNICATIONS (1.9%)
     2,375   Nokia Corp-Spon ADR................  $   451,250
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (1.0%)
     3,300   *Sonera OYJ........................      225,082
                                                  -----------
             TOTAL FINLAND......................      676,332
                                                  -----------
             GERMANY (0.5%)
             COMMUNICATIONS (0.5%)
         3   NTT Mobile.........................      115,187
                                                  -----------
             LUXEMBOURG (0.1%)
             TELECOMMUNICATIONS & CELLULAR (0.1%)
       425   *Millicom Intl. Cellular SA........       26,509
                                                  -----------
             SWEDEN (0.6%)
             TELECOMMUNICATIONS & CELLULAR (0.6%)
     2,200   Ericsson (LM) Tel-SP...............      144,513
                                                  -----------
             UNITED KINGDOM (2.0%)
             COMMUNICATIONS (1.0%)
     4,825   *Vodafone Airtouch PLC-SP ADR......      238,838
             COMPUTER & RELATED (1.0%)
     5,200   *Psion PLC.........................      226,283
                                                  -----------
             TOTAL UNITED KINGDOM...............      465,121
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (8.3%)
              (COST $1,381,894).................  $ 1,945,443
                                                  -----------
             TOTAL COMMON STOCK (98.8%)
              (COST $18,627,518)................  $23,042,803
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             GOVERNMENT (0.1%)
$   30,000   U.S. T-Bill 5.070% 02/10/00........  $    29,831
             TOTAL SHORT-TERM NOTES (0.1%)
              (COST $29,831)....................  $    29,831
                                                  -----------

   FACE
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.2%)
$  277,000   Firstar 1.000% 01/03/00 repurchase
              price $277,023 collateralized by
              GNMA certificates pool #8375 due
              02/20/24 (Cost $277,000)..........  $   277,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (1.2%)
              (COST $277,000)...................  $   277,000
                                                  -----------
             TOTAL HOLDINGS (100.1%)
              (COST $18,934,349) (A)............  $23,349,634
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.1%)...............      (25,554)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $23,324,080
                                                  ===========

---------------

  * Non-income producing securities.

ADR (American depository receipt) represents ownership of foreign securities.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $18,934,349).............  $23,349,634
  Cash in bank..............................          341
  Receivable for fund shares sold...........       18,730
  Dividends and accrued interest
    receivable..............................        2,029
  Other.....................................          735
                                              -----------
    Total assets............................   23,371,469
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       15,374
  Payable for investment management services
    (note 3)................................       14,917
  Other accrued expenses....................       17,098
                                              -----------
    Total liabilities.......................       47,389
                                              -----------
Net assets at market value..................  $23,324,080
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,978,164
  Paid-in capital in excess of par value....   19,479,071
  Accumulated net realized loss on
    investments (note 1)....................   (2,548,440)
  Net unrealized appreciation on investments
    (note 1)................................    4,415,285
                                              -----------
Net assets at market value..................  $23,324,080
                                              ===========
Shares outstanding (note 4).................    1,978,164
Net asset value per share...................  $     11.79
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $    27,796
  Dividends.................................      119,691
                                              -----------
    Total investment income.................      147,487
                                              -----------
Expenses:
  Management fees (note 3)..................      186,707
  Custodian fees (note 3)...................        4,849
  Directors' fees (note 3)..................        1,050
  Professional fees.........................        4,791
  Accounting and transfer agent fees........       18,327
  Other.....................................        7,455
                                              -----------
    Total expenses..........................      223,179
                                              -----------
    Net investment loss.....................  $   (75,692)
                                              -----------
Realized and unrealized loss on investments:
  Net realized loss from:
    Investments.............................  $(1,569,512)
    Futures contracts.......................     (671,692)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
    Investments.............................    3,209,009
    Futures contracts.......................      (33,150)
                                              -----------
    Net gain on investments.................      934,655
                                              -----------
    Net increase in net assets from
      operations............................  $   858,963
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment loss.......................................  $   (75,692)  $   (21,640)
  Realized gain (loss) on investments and futures
    contracts...............................................   (2,241,204)    1,441,462
  Unrealized appreciation on investments and futures
    contracts...............................................    3,175,859       374,808
                                                              -----------   -----------
      Net increase in net assets from operations............      858,963     1,794,630
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................            0             0
  Capital gains distributions...............................            0    (1,782,997)
                                                              -----------   -----------
      Total dividends and distributions.....................            0    (1,782,997)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    3,879,661     7,546,285
  Received from dividends reinvested........................            0     1,782,997
  Paid for shares redeemed..................................   (7,861,693)   (2,786,473)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (3,982,032)    6,542,809
                                                              -----------   -----------
         Increase (decrease) in net assets..................   (3,123,069)    6,554,442
Net Assets:
  Beginning of period.......................................   26,447,149    19,892,707
                                                              -----------   -----------
  End of period.............................................  $23,324,080   $26,447,149
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                     YEARS ENDED DECEMBER 31,               APRIL 1,
                                                              ---------------------------------------        1995 TO
                                                               1999       1998       1997       1996      DEC. 31, 1995
                                                              ------     ------     ------     ------     -------------
Per share data:
Net asset value, beginning of period........................  $11.15     $11.09     $10.03     $11.84        $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.03)     (0.01)     (0.05)      1.64          1.56
  Net realized and unrealized gain (loss) on investments....    0.67       0.88       1.29      (1.59)         1.08
                                                              ------     ------     ------     ------        ------
    Total income from investment operations.................    0.64       0.87       1.24       0.05          2.64
                                                              ------     ------     ------     ------        ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00      (0.14)     (1.86)        (0.80)
  Distributions from net realized capital gains.............    0.00      (0.81)     (0.04)      0.00          0.00
                                                              ------     ------     ------     ------        ------
    Total distributions.....................................    0.00      (0.81)     (0.18)     (1.86)        (0.80)
                                                              ------     ------     ------     ------        ------
Net asset value, end of period..............................  $11.79     $11.15     $11.09     $10.03        $11.84
                                                              ======     ======     ======     ======        ======
Total return................................................    5.76%      7.84%     12.53%      0.76%        26.95%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.95%      0.94%      0.97%      1.01%         1.02%(a)
  Ratio of net investment income (loss) to average net
    assets..................................................   (0.32)%    (0.09)%    (0.40)%    15.81%        18.18%(a)
Portfolio turnover rate.....................................     241%       203%       193%      1987%         1488%
Net assets at end of period (millions)......................  $ 23.3     $ 26.4     $ 19.9     $ 12.0        $  4.0

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                    104.95%
Since inception (1/3/97)                     29.40%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Fund Core Growth Portfolio returned 69.57% for the second half, 1999 and 106.90% for the full year ending December 31, 1999. This compares with the Russell Mid Cap Growth Index returns of 32.51% and 51.31% respectively for the same periods.

The key factors that led to the favorable results in the second half were evident throughout the year. First, growth stocks significantly outperformed value stocks across all capitalizations. This is evidenced by the full year, 1999 return of the Russell Mid Cap Growth Index of 51.31% vs. -0.10% for the Russell Mid Cap Value Index. Second, we were overweighted in the technology sector when technology had, by far, the best returns in the market. And third, the individual stocks in each major sector of the Fund outperformed the stocks held in the benchmark. This was especially true in the technology sector where the Fund's technology holdings significantly outperformed those technology stocks represented in the Russell Mid Cap Growth Index. In addition, the Fund's holdings in the Consumer, Health Care, Industrial and Services sectors well exceeded those of the benchmark.

Throughout all of 1999, consumers continued to spend, the manufacturing sector continued to grow, corporate profits remained strong, jobs were plentiful and inflation remained low. During the year, foreign economies began to recover. By the end of the year, the strength and length of the bull market has surpassed most expectations. And now, computer-related Y2K worries appear to be over. Few economists are predicting the economy will slow significantly in 2000. During the second half of 1999, the Fed raised interest rates three times to absorb the additional liquidity it injected into the market in 1998. While many predicted that the third increase would be disruptive, the stock market barely missed a beat. The question for the new year is whether the Fed will raise interest rates beyond reversing what it had done in 1998, with the intention of slowing the economy. Some economists are already predicting that the Fed will raise rates one of more time in early 2000. In response, worried investors sent the market down sharply in early January believing that Alan Greenspan would indeed take the millennium punchbowl away.

Although equity mutual funds overall experienced net inflows for 1999, small-cap funds actually experienced net outflows for the year. And according to L. Keith Mullins of Salomon Smith Barney, he predicts a "significant rotation by institutional capital" into small- and mid-cap stocks. If Institutional investors begin to rotate more assets out of large-caps and retail investors continue their shift begun at the end of last year, we believe small- and mid-cap stocks could enjoy a second year of strong performance.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)             RUSSELL 3000 INDEX
                                                              --------------------------------          ------------------
'97'                                                                      9691.92                            13169.10
                                                                         11069.10                            15145.80
'98'                                                                     10546.70                            16312.00
                                                                         12823.70                            18165.00
'99'                                                                     21615.60                            21959.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Infospace.com                           2.86
 2.  VERISIGN, INC.                          2.85
 3.  Triquint Semiconductor, Inc.            2.76
 4.  Medimmune, Inc.                         2.69
 5.  JDS Uniphase                            2.67
 6.  MicroStrategy Inc.                      2.60
 7.  Emulex Corp                             2.57
 8.  Lycos Inc.                              2.30
 9.  GETTY IMAGES, INC.                      2.30
10.  Lamar Advertising                       2.27

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer and Related                   17.58
 2.  Retail                                  9.04
 3.  Medical and Related                     8.09
 4.  Internet Service Providers              8.05
 5.  Internet Software                       7.94

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          ADVERTISING (6.6%)
 14,800   *Getty Images Inc. ...................  $   723,350
 11,800   *Lamar Advertising Co. ...............      714,638
  6,500   Omnicom Group ........................      650,000
                                                  -----------
                                                    2,087,988
                                                  -----------
          BROADCAST RADIO & TV (2.1%)
 18,750   *Infinity Broadcasting Corp. .........      678,516
                                                  -----------
          COMMUNICATIONS (6.8%)
  4,300   *Ciena Corp. .........................      247,250
  7,300   *Commscope Inc. ......................      294,281
  6,600   *Exodus Communications Inc. ..........      586,163
  5,200   *JDS Uniphase Corp. ..................      838,825
    500   *MCK Communications Inc. .............       11,250
  3,000   *Powerwave Technologies Inc. .........      175,125
                                                  -----------
                                                    2,152,894
                                                  -----------
          COMPUTER & RELATED (9.9%)
  4,600   *Bea Systems..........................      321,713
  7,200   *Emulex Corp. ........................      810,000
  3,400   *Redback Networks.....................      603,500
  4,700   *Verisign Ubc.........................      896,525
  3,300   *Veritas Software Corp. ..............      472,312
                                                  -----------
                                                    3,104,050
                                                  -----------
          COMPUTER SOFTWARE (6.0%)
  2,000   *Active Software Inc. ................      184,000
  1,300   *Broadbase Software...................      146,250
    500   *Intertrust Technologies..............       58,812
  4,100   *Informatica Corp. ...................      436,138
  3,900   *MicroStrategy Inc. ..................      819,000
  1,200   *VA Linux Systems Inc. ...............      247,950
                                                  -----------
                                                    1,892,150
                                                  -----------
          CONSULTING SERVICES (1.8%)
 13,100   *USWeb Corp. .........................      582,131
                                                  -----------
          CONSUMER PRODUCTS (1.2%)
  5,200   *Gemstar Intl. Group..................      370,500
                                                  -----------
          ELECTRONIC COMPONENTS/SEMICONDUCTORS (8.3%)
 11,000   *Atmel Electronic Co. ................      325,188
  9,300   *Cypress Semiconductor Corp. .........      301,087
  6,800   *Fairchild Semiconductor Intl.........      202,300
  5,400   *Integrated Device Technology Inc. ...      156,600
  3,700   *LSI Logic Corp. Designs..............      249,750
  3,500   *Microchip Technologies...............      239,531
  1,600   *QLogic Corp. ........................      255,800
  7,800   *Triqunit Semiconductor...............      867,750
                                                  -----------
                                                    2,598,006
                                                  -----------
          ENTERTAINMENT & LEISURE (1.0%)
 10,400   *Premier Parks........................      300,300
                                                  -----------
          FIBER OPTICS (1.9%)
  3,100   *C-Cor.Net Corp. .....................      237,538
    800   *Finisar Corp. .......................       71,900
    900   *Sycamore Networks Inc. ..............      277,200
                                                  -----------
                                                      586,638
                                                  -----------

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          FINANCIAL SERVICES (1.8%)
 10,200   *Ameritrade Holdings..................  $   221,213
 13,500   *E Trade Group........................      352,687
                                                  -----------
                                                      573,900
                                                  -----------
          FOOD & RELATED (0.5%)
  3,200   *Whole Food Market....................      148,400
                                                  -----------
          INTERNET CONTENT (1.2%)
 10,900   *Rare Medium Group....................      371,963
                                                  -----------
          INTERNET SERVICE PROVIDER (8.1%)
  3,600   *Ariba Inc. ..........................      638,550
  4,200   *Infospace.com........................      898,800
  9,100   *Lycos Inc. ..........................      724,019
  5,900   *Verio Inc. ..........................      272,506
                                                  -----------
                                                    2,533,875
                                                  -----------
          INTERNET SOFTWARE (7.8%)
    900   *Akamai Technologies..................      294,863
  3,900   *Art Tech Group.......................      507,000
  2,200   *Broadvision Inc. ....................      374,137
  2,100   *Commerce One Inc. ...................      412,650
  2,000   *F5 Networks Inc. ....................      228,000
  2,600   *Viant Corp. .........................      257,400
  2,600   *Vignette Corp. ......................      423,800
                                                  -----------
                                                    2,497,850
                                                  -----------
          MEDICAL & RELATED (6.5%)
 10,700   *Allscripts Inc. .....................      470,800
  4,600   *Celgene Corp. .......................      322,000
  9,200   *Medics Pharmaceutical................      391,575
  5,100   *Medimmune Inc. ......................      845,963
                                                  -----------
                                                    2,030,338
                                                  -----------
          NETWORK PRODUCTS (1.1%)
  1,000   *Juniper Networks Inc. ...............      340,000
                                                  -----------
          OIL, ENERGY & NATURAL GAS (3.3%)
 11,700   *Cooper Cameron Corp. ................      572,569
  9,500   Diamond Offshore Drilling.............      290,344
  9,600   EOG Resources Inc. ...................      168,600
                                                  -----------
                                                    1,031,513
                                                  -----------
          RENTAL & LEASING (0.3%)
  5,800   *United Rentals Inc. .................       99,325
                                                  -----------
          RETAIL (9.0%)
 14,800   *American Eagle Outfitters............      666,000
3,300..   Circuit City Stores...................      148,706
  7,400   *Insight Enterprises..................      300,625
  7,800   Tandy Corp. ..........................      383,663
  7,200   Tiffany & Co. ........................      642,600
 14,500   *Zale Corp. ..........................      701,437
                                                  -----------
                                                    2,843,031
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          SCIENTIFIC & TECHNICAL INSTRUMENTS (4.7%)
  4,200   *Cytyc Corp. .........................  $   256,463
 17,100   *Mettler-Toledo Intl..................      653,006
  2,900   PE Corp-PE Biosystem..................      348,906
  5,000   PerkinElmer Inc. .....................      208,437
                                                  -----------
                                                    1,466,812
                                                  -----------
          TELECOMMUNICATIONS & CELLULAR (2.8%)
  1,500   *Ditech Communications Corp. .........      140,250
  6,900   *MRV Communications...................      433,837
  2,900   *Univision Communications-A...........      296,342
                                                  -----------
                                                      870,429
                                                  -----------
          TOTAL U.S. COMMON STOCK (92.7%)
           (COST $19,666,025)...................  $29,160,609
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
           ISRAEL (3.4%)
           COMPUTER & RELATED (1.7%)
   2,700   *Check Point Software................  $   536,626
           MEDICAL & RELATED (1.7%)
   7,200   Teva Pharmaceutical..................      516,150
                                                  -----------
           TOTAL ISRAEL.........................    1,052,776
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
           SINGAPORE (1.0%)
           ELECTRONIC COMPONENTS/SEMICONDUCTOR (1.0%)
   7,000   *Flextronics Intl. Ltd. .............  $   322,000
                                                  -----------
           TOTAL FOREIGN COMMON STOCK (4.4%)
            (COST $758,992).....................  $ 1,374,776
                                                  -----------
           TOTAL COMMON STOCK (97.1%)
            (COST $20,425,017)..................  $30,535,385
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (2.1%)
$657,000   Firstar 1.000% 01/03/00 repurchase
            price $657,054 collateralized by
            GNMA certificates pool #8375 due
            02/20/24 (Cost $657,000)............  $   657,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (2.1%)
            (COST $657,000).....................  $   657,000
                                                  -----------
           TOTAL HOLDINGS (99.2%)
            (COST $21,082,017) (a)..............  $31,192,385
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.8%)..................      270,087
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $31,462,472
                                                  ===========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $21,082,017).............  $31,192,385
  Cash in bank..............................          348
  Receivable for securities sold............      759,581
  Receivable for fund shares sold...........       55,646
  Dividends and accrued interest
    receivable..............................        2,342
                                              -----------
    Total assets............................   32,010,302
                                              -----------
Liabilities:
  Payable for securities purchased..........      484,703
  Payable for fund shares redeemed..........       33,987
  Payable for investment management services
    (note 3)................................       22,403
  Other accrued expenses....................        6,737
                                              -----------
    Total liabilities.......................      547,830
                                              -----------
Net assets at market value..................  $31,462,472
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,853,161
  Paid-in capital in excess of par value....   18,807,483
  Accumulated net realized gain on
    investments (note 1)....................      691,460
  Net unrealized appreciation on investments
    (note 1)................................   10,110,368
                                              -----------
Net assets at market value..................  $31,462,472
                                              ===========
Shares outstanding (note 4).................    1,853,161
Net asset value per share...................  $     16.98
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $    39,508
  Dividends.................................       18,845
                                              -----------
    Total investment income.................       58,353
                                              -----------
Expenses:
  Management fees (note 3)..................      180,739
  Custodian fees (note 3)...................        4,849
  Directors' fees (note 3)..................          350
  Professional fees.........................        1,598
  Accounting and transfer agent fees........       11,981
  Other.....................................        2,456
                                              -----------
    Total expenses..........................      201,973
                                              -----------
    Net investment loss.....................  $  (143,620)
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $ 8,876,766
  Net increase in unrealized appreciation on
    investments.............................    7,472,326
                                              -----------
    Net gain on investments.................   16,349,092
                                              -----------
    Net increase in net assets from
      operations............................  $16,205,472
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                 1999           1998
                                                              -----------    -----------
From operations:
  Net investment loss.......................................  $  (143,620)   $   (62,638)
  Realized gain (loss) on investments.......................    8,876,766     (1,185,242)
  Unrealized appreciation on investments....................    7,472,326      2,239,047
                                                              -----------    -----------
      Net increase in net assets from operations............   16,205,472        991,167
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Capital gain distributions................................   (6,552,496)             0
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................    9,907,186      4,380,111
  Received from dividends reinvested........................    6,552,496              0
  Paid for shares redeemed..................................   (6,431,773)    (3,133,724)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................   10,027,909      1,246,387
                                                              -----------    -----------
         Increase in net assets.............................   19,680,885      2,237,554
Net Assets:
  Beginning of period.......................................   11,781,587      9,544,033
                                                              -----------    -----------
  End of period.............................................  $31,462,472    $11,781,587
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               1999      1998      1997
                                                              ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $10.54    $ 9.68    $10.00
Income (loss) from investment operations:
  Net investment loss.......................................   (0.10)    (0.06)    (0.02)
  Net realized and unrealized gain (loss) on investments....   11.05      0.92     (0.30)
                                                              ------    ------    ------
    Total income (loss) from investment operations..........   10.95      0.86     (0.32)
                                                              ------    ------    ------
Less distributions:
  Distributions from net realized capital gains.............  (4.51)      0.00      0.00
                                                              ------    ------    ------
Net asset value, end of period..............................  $16.98    $10.54    $ 9.68
                                                              ======    ======    ======
Total return................................................  104.95%     8.82%     3.08%
Ratios and supplemental data:
Ratio of expenses to average net assets.....................    1.06%     1.13%     1.11%
  Ratio of net investment loss to average net assets........   (0.75)%   (0.62)%   (0.18)%
Portfolio turnover rate.....................................     264%      134%       65%
Net assets at end of period (millions)......................  $ 31.5    $ 11.8    $  9.5

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                     62.25%
Three-year                                   33.38%
Since inception (1/3/97)                     33.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Growth & Income portfolio finished the fourth quarter with strong performance increasing 40.45% against a 17.23% return in the benchmark Russell Midcap index. This fourth quarter return helped propel the portfolio to a calendar year return of 62.25% against the Russell Midcap index return of 18.23%.

Investors began to show real interest in midcap securities last year, particularly late in the year. In the fourth quarter the Russell Midcap index outperformed the S&P 500, which is dominated by large cap stocks.

While most market indices all produced positive performance in 1999, the indices somewhat mask the performance of the broad market. According to Jarrett Investment Research, of 4,900 actively traded stocks, only 49% had stock prices higher at the close of the calendar year 1999 than they did 12 months earlier on December 31, 1998. So while the indices increased, more than half the stocks in this study lay flat or declined during the year. The stocks that increased went up on average 135%, while those stocks that declined dropped an average of 31%. It was a year of modest breadth, where the strong stocks got stronger and the rest of the market went ignored.

We maintained our yearlong overweight to technology through the fourth quarter, which contributed to our positive returns. We achieved positive returns from a broad range of technology stocks in the semiconductor, software, and Internet sectors.

We also maintained significant weighting to telecommunications companies, many of which are categorized as utilities, in the Russell index. We see great opportunity in this area fueled by the spread of the Internet and wireless communications. Primus Telecommunications is a facilities based global telecommunications company offering long distance, Internet, and data access. The market viewed Primus largely as a wholesale international long distance provider, and as such, the company maintained a low P/E multiple, typical of these types of companies. However, we came to understand that Primus was in the process of transitioning its business toward providing full service voice and data services to customers on a global basis. Primus has deployed a global network that will enable it to migrate its traffic onto its own network. We believe this will result in a lower cost structure leading to higher margins, more predictable revenue growth, and ultimately, a higher multiple for the stock.

For much of the year, we have maintained an overweighed allocation to the energy service sector. Our results from this investment have been mixed this year, and dampened our returns in the fourth quarter. However, we continue to hold these stocks and believe they will provide long strong returns to the portfolio long term.

Looking ahead we are cautiously optimistic about the next year. We expect the markets to remain volatile, particularly if investors continue to focus on the small and midcap sectors. With this in mind, we want to remind our clients that we seek upside returns but keep a close eye on risk management as well.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 GROWTH & INCOME PORTFOLIO              RUSSELL 2000 INDEX
                                                              (COMMENCED OPERATIONS JANUARY 3,          ------------------
                                                                           1997)
                                                              --------------------------------
'97'                                                                      13657.50                           12226.70
                                                                          14452.30                           12871.00
'98'                                                                      14625.80                           11953.30
                                                                          17752.80                           13062.60
'99'                                                                      23730.10                           14494.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Primus Telecommunica                    3.87
 2.  Administaff Inc                         2.21
 3.  Valuevision Intl Inc                    2.15
 4.  Startec Global                          2.05
 5.  Montana Power Co                        1.74
 6.  United Global Com                       1.73
 7.  Viatel Inc                              1.59
 8.  Verify Inc                              1.58
 9.  Symantec Corp                           1.56
10.  Network Solutions                       1.54

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                     % of Net Assets
 1.  Computer and Related                 16.40
 2.  Communications                       12.99
 3.  Oil, Energy, and Natural Gas          7.78
 4.  Broadcast Radio & TV                  5.86
 5.  Retail                                5.63

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

  SCHEDULE OF INVESTMENTS                                      DECEMBER 31, 1999

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             ADVERTISING (1.0%)
    23,500   *Getty Images Inc. ...............  $  1,148,562
                                                 ------------
             BANKING (0.9%)
    22,500   *Knight/Trimark Group Inc. .......     1,035,000
                                                 ------------
             BROADCAST RADIO & TV (5.9%)
    23,500   *AT&T Corp. Liberty Media Group...     1,333,625
    24,000   *CBS Corp. .......................     1,534,500
    30,000   *Infinity Broadcasting Corp. .....     1,085,625
    27,700   *United Global Com Inc. CL A......     1,956,312
     7,000   *Univision Communications CL A....       715,312
                                                 ------------
                                                    6,625,374
                                                 ------------
             BUILDING & CONSTRUCTION (2.0%)
    23,000   Florida Rock Industries...........       792,063
    30,000   *Maverick Tube Corp. .............       740,625
    16,000   Texas Industries..................       681,000
                                                 ------------
                                                    2,213,688
                                                 ------------
             BUSINESS SERVICES (3.4%)
    82,500   *Administaff Inc. ................     2,495,625
    40,000   *Teletech Holdings Inc. ..........     1,348,125
                                                 ------------
                                                    3,843,750
                                                 ------------
             CABLE TELEVISION (0.2%)
    10,000   *Lodgenet Entertainment Corp. ....       248,750
                                                 ------------
             CHEMICALS (1.2%)
   223,600   *Seminis Inc. ....................     1,411,475
                                                 ------------
             COMMUNICATIONS (13.0%)
    11,500   *America Online Inc. .............       867,531
    35,000   *American Tower Corp. ............     1,069,688
    40,000   *BroadWing Inc. ..................     1,475,000
    40,000   *Dset Corp. ......................     1,495,000
   114,500   *Primus Telecom. Group Inc. ......     4,379,625
    15,000   *RF Micro Devices Inc. ...........     1,026,562
     2,500   *Sprint Corp. PCS Group...........       256,250
   108,300   *Startec Global Communications
              Corp. ...........................     2,314,913
    33,500   *Viatel Inc. .....................     1,796,437
                                                 ------------
                                                   14,681,006
                                                 ------------
             COMPUTER & RELATED (5.8%)
    10,000   *Checkfree Holdings Corp. ........     1,045,000
     8,000   *Network Solutions Inc. CL A......     1,740,500
     8,000   *RSA Security Inc. ...............       620,000
    20,000   *Seagate Technology Inc. .........       931,250
    30,000   *Symantec Corp. ..................     1,758,750
    25,000   *Ziff-Davis Inc. - ZDNet..........       525,000
                                                 ------------
                                                    6,620,500
                                                 ------------

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             COMPUTER SOFTWARE (12.9%)
     8,500   *Broadbase Software Inc. .........  $    956,250
    25,000   *Commtouch Software Ltd. .........     1,214,063
    30,000   *Concentric Network Corp. ........       924,375
    25,000   *Hyperion Solutions Corp. ........     1,087,500
    70,000   *Informix Corp. ..................       796,250
    20,000   *Intuit Inc. .....................     1,198,750
    20,000   *JD Edwards & Co. ................       597,500
    24,000   *Legato Systems Inc. .............     1,651,500
    15,000   *Pinnacle Systems Inc. ...........       610,313
    17,000   *Project Software & Dev. Inc. ....       943,500
    30,000   *Sterling Software................       945,000
    14,500   *TSI Intl. Software Ltd. .........       821,062
    42,000   *Verity Inc. .....................     1,787,625
    27,500   *Wind River Systems...............     1,010,625
                                                 ------------
                                                   14,544,313
                                                 ------------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (6.1%)
     8,500   *Applied Micro Circuits Corp. ....     1,081,625
    28,000   *Atmel Corp. .....................       827,750
     9,000   *LSI Logic Corp...................       607,500
    12,500   *Lam Research Corp. ..............     1,394,531
    23,100   *Sawtek Inc. .....................     1,537,594
    20,000   *Transwitch Corp. ................     1,451,250
                                                 ------------
                                                    6,900,250
                                                 ------------
             FINANCIAL SERVICES (4.4%)
     6,000   American Express Co. .............       997,500
    25,000   A.G. Edwards, Inc. ...............       801,563
    40,000   *First Health Group Corp. ........     1,075,000
    65,000   *Internet Capital Group Inc. .....       850,000
    14,000   Lehman Brothers Holdings Inc. ....     1,185,625
                                                 ------------
                                                    4,909,688
                                                 ------------
             INDUSTRIAL SERVICES (0.4%)
    11,300   *Cognex Corp. ....................       440,700
                                                 ------------
             INSURANCE SERVICES (0.8%)
    17,500   *United Healthcare Corp. .........       929,688
                                                 ------------
             INTERNET SOFTWARE (5.4%)
    10,000   *24/7 Media Inc. .................       562,500
    14,000   *CNET Inc. .......................       794,500
    19,100   *Covad Communications Group
              Inc. ............................     1,068,406
     8,500   *E-Stamp Corp. ...................       189,125
    20,500   *E-Gain Communications Corp. .....       773,875
    20,000   *S1 Corp. ........................     1,562,500
    30,000   *StarMedia Network Inc. ..........     1,201,875
                                                 ------------
                                                    6,152,781
                                                 ------------
             MEDIA & PUBLISHING (0.9%)
    17,200   Knight Ridder Inc. ...............  $  1,023,400
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (4.3%)
    22,500   *Amgen Inc. ......................  $  1,351,406
    87,450   *Endocardial Solutions Inc. ......       765,188
    40,000   *Ivax Corp. ......................     1,030,000
    10,000   *Medimmune Inc. ..................     1,658,750
                                                 ------------
                                                    4,805,344
                                                 ------------
             MOTION PICTURES (1.0%)
    46,000   *Metro-Goldwyn-Mayer..............     1,083,875
                                                 ------------
             OIL, ENERGY & NATURAL GAS (7.6%)
    20,000   *BJ Services Co. .................       836,250
   300,000   *Bonus Resource Service...........       485,763
    22,500   *Cooper Cameron Corp. ............     1,101,094
    32,000   Devon Energy Corp. ...............     1,052,000
    75,900   EOG Resources Corp. ..............     1,332,994
    65,000   Ensco International Inc. .........     1,486,875
    40,500   *Marine Drilling Cos. Inc. .......       908,719
    12,500   Murphy Oil Corp. .................       717,187
    20,000   Unocal Corp. .....................       671,250
                                                 ------------
                                                    8,592,132
                                                 ------------
             RETAIL (5.6%)
    35,000   *Abercrombie & Fitch Co. CL A.....       934,063
    15,000   *Federated Department Stores......       758,437
    25,000   *Shop At Home Inc. ...............       248,438
    39,000   *Stamps.com Inc. .................     1,623,375
    42,500   *Valuevision Intl Inc. CL A.......     2,435,781
    40,000   *VitaminShoppe.com................       365,000
                                                 ------------
                                                    6,365,094
                                                 ------------
             SCIENTIFIC & TECHNICAL INSTRUMENTS (2.8%)
    20,000   *Mettler-Toledo Intl. ............       763,750
    25,000   PerkinElmer Inc. .................     1,042,188
    35,000   Tektronix Inc. ...................     1,360,625
                                                 ------------
                                                    3,166,563
                                                 ------------
             SECURITY SYSTEMS & SERVICES (1.0%)
    65,000   *Sensormatic Electronics Corp. ...     1,133,438
                                                 ------------
             TELECOMMUNICATIONS (3.5%)
    12,500   *Aware Inc. ......................       454,687
    30,000   *Digital Microwave Corp. .........       703,125
     8,000   *General Motors CL H..............       768,000
    12,500   *Level 3 Communications Inc. .....     1,023,437
    22,500   *Qwest Communications Intl.
              Inc. ............................       967,500
                                                 ------------
                                                    3,916,749
                                                 ------------

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             UTILITIES (1.7%)
    54,500   Montana Power Co. ................  $  1,965,406
                                                 ------------
             TOTAL COMMON STOCK (91.8%)
              (COST $78,206,755)...............  $103,757,526
                                                 ------------

                                                    MARKET
 SHARES              PREFERRED STOCK                VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (1.3%)
  15,000   Cephalon Inc. 7.25% Conv. (144A)....  $  1,518,750
                                                 ------------
           TRANSPORTATION & EQUIPMENT (0.4%)
  11,000   TWA 8% Ser.A Conv. .................       115,500
   1,500   Trans World Airlines 8% CV (144A)...        15,750
  15,000   Trans World Airlines 4.625% CV
            (144A).............................       300,000
                                                 ------------
                                                      431,250
                                                 ------------
           TOTAL PREFERRED STOCK (1.7%)
            (COST $1,788,576)..................  $  1,950,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (0.7%)
$1,000,000   Silicon Graphics Inc. 5.250%
              09/01/04.........................  $    751,250
                                                 ------------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (0.6%)
 1,000,000   Check Point Systems Inc. 5.250%
              11/01/05.........................       706,250
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.2%)
   250,000   Offshore Logistics Inc. 6.000%
              12/15/03.........................       203,750
                                                 ------------
             TOTAL CONVERTIBLE DEBENTURES
              (1.5%)
              (COST $1,625,469)................  $  1,661,250
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (3.1%)
$3,501,000   Firstar 1.000% 01/03/00 repurchase
              price $3,501,288 collateralized
              by GNMA certificates pool #8375
              due 02/20/24 (Cost $3,501,000)...  $  3,501,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (3.1%)
              (COST $3,501,000)................  $  3,501,000
                                                 ------------
             TOTAL HOLDINGS (98.1%)
              (COST $85,121,800) (A)...........  $110,869,776
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.9%)...............     2,178,649
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $113,048,425
                                                 ============

---------------
    * Non-income producing securities.
  (a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,834,500 or 1.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value (note 1)
    (cost $85,121,800).....................  $110,869,776
  Cash in bank.............................           456
  Receivable for securities sold...........     6,518,550
  Receivable for fund shares sold..........       217,595
  Dividends and accrued interest
    receivable.............................        30,765
  Other....................................       294,043
                                             ------------
    Total assets...........................   117,931,185
                                             ------------
Liabilities:
  Payable for securities purchased.........     4,780,155
  Payable for fund shares redeemed.........        11,003
  Payable for investment management
    services (note 3)......................        74,159
  Other accrued expenses...................        17,443
                                             ------------
    Total liabilities......................     4,882,760
                                             ------------
Net assets at market value.................  $113,048,425
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  6,020,558
  Paid-in capital in excess of par value...    79,596,666
  Accumulated net realized income on
    investments (note 1)...................     1,683,225
  Net unrealized appreciation on
    investments (note 1)...................    25,747,976
                                             ------------
Net assets at market value.................  $113,048,425
                                             ============
Shares outstanding (note 4)................     6,020,558
Net asset value per share..................  $      18.78
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $   319,506
  Dividends.................................      471,848
                                              -----------
    Total investment income.................      791,354
                                              -----------
Expenses:
  Management fees (note 3)..................      607,062
  Custodian fees (note 3)...................       12,070
  Directors' fees (note 3)..................        2,000
  Professional fees.........................        6,393
  Accounting and transfer agent fees........       45,249
  Other.....................................       13,831
                                              -----------
    Total expenses..........................      686,605
                                              -----------
    Net investment income...................  $   104,749
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $20,934,796
  Net increase in unrealized appreciation on
    investments.............................   19,500,116
                                              -----------
    Net gain on investments.................   40,434,912
                                              -----------
    Net increase in net assets from
      operations............................  $40,539,661
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
From operations:
  Net investment income.....................................  $    104,749   $   410,653
  Realized gain (loss) on investments.......................    20,934,796    (3,005,094)
  Unrealized appreciation on investments....................    19,500,116     5,132,366
                                                              ------------   -----------
      Net increase in net assets from operations............    40,539,661     2,537,925
                                                              ------------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (104,749)     (411,458)
  Capital gains distributions...............................   (16,246,477)            0
  Return of capital.........................................       (53,900)            0
                                                              ------------   -----------
      Total dividends and distributions.....................   (16,405,126)     (411,458)
                                                              ------------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    29,440,102    35,505,173
  Received from dividends reinvested........................    16,405,126       411,458
  Paid for shares redeemed..................................    (8,304,844)   (5,375,872)
                                                              ------------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    37,540,384    30,540,759
                                                              ------------   -----------
         Increase in net assets.............................    61,674,919    32,667,226
Net Assets:
  Beginning of period.......................................    51,373,506    18,706,280
                                                              ------------   -----------
  End of period.............................................  $113,048,425   $51,373,506
                                                              ============   ===========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                               1999        1998        1997
                                                              ------      ------      ------
Per share data:
Net asset value, beginning of period........................  $13.63      $12.85      $10.00
Income from investment operations:
  Net investment income.....................................    0.02        0.14        0.11
  Net realized and unrealized gain on investments...........    8.33        0.77        3.52
                                                              ------      ------      ------
    Total income from investment operations.................    8.35        0.91        3.63
                                                              ------      ------      ------
Less distributions:
  Dividends from net investment income......................   (0.02)      (0.13)      (0.11)
  Distributions from net realized capital gains.............   (3.17)       0.00       (0.67)
  Return of capital.........................................   (0.01)       0.00        0.00
                                                              ------      ------      ------
    Total distributions.....................................   (3.20)      (0.13)      (0.78)
                                                              ------      ------      ------
Net asset value, end of period..............................  $18.78      $13.63      $12.85
                                                              ======      ======      ======
Total return................................................   62.25%       7.09%      36.58%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.95%       0.97%       0.95%
  Ratio of net investment income to average net assets......    0.15%       1.09%       1.04%
Portfolio turnover rate.....................................     417%        286%        185%
Net assets at end of period (millions)......................  $113.0      $ 51.4      $ 18.7

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One-year                                    25.63%
Three-year                                  29.10%
Since inception (1/3/97)                    29.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National S&P 500 Index Fund completed its third year of existence with its third straight year of outstanding performance. During a volatile, but yet good year for the S&P 500 Index, the Ohio National Index Fund returned -- after fund expenses -- 25.63%, or over 4.5% more than the actual S&P 500 Index. The actual Index returned, with dividends reinvested, 21.04% for 1999.

Although another outstanding year for the S&P 500 Index, the Nasdaq 100 index and the Dow Jones Industrial Average both outperformed the S&P 500 for 1999. The Nasdaq had another outstanding year, led by technology stocks, returning 102% for 1999. The DJIA had its best year out of the past 5 years, with a return of 27%. The 3 year average returns for the three indexes are:

12/31/96 THROUGH 12/31/99 AVERAGE ANNUAL
  RETURNS
S&P 500 Index                                27.6%
Dow Jones Industrial Average                 23.4%
Nasdaq 100                                   65.4%

Although less volatile, and therefore less risky than the 30 stocks that make up the Dow Jones Industrial Average, the S&P 500 index has returned more than the Dow in each of the past three years. The Nasdaq has had a remarkable run up in value over that same time period, which resulted in technology and internet stocks currently near record high valuations.

We are looking forward to yet another year of earnings growth for the year 2000. With Y2K scares out of the way, earnings growth remaining strong around 20% for US companies, Fed Funds interest rate hikes nearing an end, inflation remaining mild and overseas economies recovering, I expect to report another year of double digit stock index returns to you in approximately 12 months.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               S&P INDEX PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                               ------------------------------             -------------
                                                                          10000.00                           10000.00
'97'                                                                      12058.00                           12060.00
                                                                          13174.60                           13336.00
'98'                                                                      15524.90                           15697.70
                                                                          17127.10                           17146.70
                                                                          19247.40                           19269.40
'99'                                                                      21516.70                           20755.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Cisco Systems, Inc.                     3.96
 2.  Microsoft Corporation                   2.53
 3.  Oracle Corporation                      2.12
 4.  General Electric Co                     1.93
 5.  SBC Communications                      1.91
 6.  American Express Co                     1.90
 7.  Intel Corp                              1.79
 8.  MediaOne Group Inc                      1.62
 9.  Dell Computer Corp                      1.48
10.  Merck & Co Inc                          1.41

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer & Related                     12.75
 2.  Electrical Equipment                    5.07
 3.  Communications                          4.19
 4.  Consumer Products                       4.02
 5.  Financial Services                      3.63

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             AEROSPACE (0.9%)
    28,000   Boeing Co. .......................  $  1,163,750
    14,700   Honeywell Intl. Inc. .............       848,006
                                                 ------------
                                                    2,011,756
                                                 ------------
             AUTOMOTIVE & RELATED (0.5%)
    20,300   Ford Motor Co. ...................     1,084,781
                                                 ------------
             BANKING (2.3%)
    40,000   Bank One Corp. ...................     1,282,500
    29,500   Chase Manhattan Corp. ............     2,291,781
    19,100   Fifth Third Bancorp...............     1,401,462
                                                 ------------
                                                    4,975,743
                                                 ------------
             CABLE TELEVISION (1.6%)
    45,700   MediaOne Group Inc. ..............     3,510,331
                                                 ------------
             CHEMICALS (0.5%)
    32,700   Monsanto Co. .....................     1,164,937
                                                 ------------
             COMMUNICATIONS (4.2%)
    36,000   AT&T Corp. .......................     1,827,000
    18,750   MCI Worldcom Inc. ................       994,922
    12,000   Qualcomm Inc. ....................     2,115,000
    85,000   SBC Communications Inc. ..........     4,143,750
                                                 ------------
                                                    9,080,672
                                                 ------------
             COMPUTER & RELATED (7.6%)
    80,000   Cisco Systems Inc. ...............     8,570,000
    63,000   Dell Computer Corp. ..............     3,213,000
    22,100   Hewlett-Packard Co. ..............     2,518,019
    19,000   Intl. Business Machines...........     2,052,000
                                                 ------------
                                                   16,353,019
                                                 ------------
             COMPUTER SOFTWARE (5.2%)
    17,000   Computer Associates...............     1,188,937
    47,000   Microsoft Corp. ..................     5,487,250
    41,000   Oracle Corp. .....................     4,594,562
                                                 ------------
                                                   11,270,749
                                                 ------------
             CONSUMER PRODUCTS (4.0%)
    31,000   Edison International..............       811,812
    12,000   Gillette Co. .....................       494,250
    28,000   Johnson & Johnson.................     2,607,500
    24,000   Philip Morris Cos. Inc. ..........       556,500
    20,000   Procter & Gamble Co. .............     2,191,250
    25,000   Warner-Lambert Co. ...............     2,048,438
                                                 ------------
                                                    8,709,750
                                                 ------------
             DRUGS (2.5%)
    21,000   Amgen Inc. .......................     1,261,313
    45,500   Merck & Co. Inc. .................     3,051,344
    28,000   Schering-Plough...................     1,181,250
                                                 ------------
                                                    5,493,907
                                                 ------------
             ELECTRICAL EQUIPMENT (2.5%)
    27,000   General Electric Co. .............     4,178,250
    30,500   Thomas & Betts Corp. .............       972,188
    14,000   Xerox Corp. ......................       317,625
                                                 ------------
                                                    5,468,063
                                                 ------------

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             ELECTRONIC COMPONENTS/SEMICONDUCTOR (2.6%)
    13,000   Applied Materials.................  $  1,646,938
    47,200   Intel Corp. ......................     3,885,150
                                                 ------------
                                                    5,532,088
                                                 ------------
             ENTERTAINMENT & LEISURE (0.9%)
    65,000   Walt Disney Co. ..................     1,901,250
                                                 ------------
             FINANCIAL SERVICES (3.6%)
    24,800   American Express Co. .............     4,123,000
    40,000   Associates First Capital Corp. CL
              A................................     1,097,500
    42,000   FleetBoston Financial Corp. ......     1,462,125
    14,000   Lehman Brothers Holding Inc. .....     1,185,625
                                                 ------------
                                                    7,868,250
                                                 ------------
             FOOD & RELATED (1.7%)
    17,000   Campbell Soup Co. ................       657,688
    31,000   Coca-Cola Co. ....................     1,805,750
    24,000   Kroger Co. .......................       453,000
    38,000   Sara Lee Corp. ...................       838,375
                                                 ------------
                                                    3,754,813
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.3%)
     8,000   Weyerhauser Co. ..................       574,500
                                                 ------------
             INSURANCE SERVICES (0.9%)
    17,000   American Intl. Group Inc. ........     1,838,125
                                                 ------------
             INTERNET SOFTWARE (0.4%)
    12,000   America Online Inc. ..............       905,250
                                                 ------------
             MEDICAL & RELATED (0.5%)
    47,900   Boston Scientific Corp. ..........     1,047,813
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.8%)
    36,000   Exxon Mobil Corp. ................     2,900,250
    32,000   Royal Dutch Pete Co.
              (Netherlands)....................     1,934,000
     9,000   Schlumberger Ltd. ................       506,250
     1,746   Transocean Sedco Forex Inc. ......        58,818
    30,000   USX-Marathon Group................       740,625
                                                 ------------
                                                    6,139,943
                                                 ------------
             RESTAURANTS (0.3%)
    14,800   McDonalds Corp. ..................       596,625
                                                 ------------
             RETAIL (3.3%)
    22,400   Dayton Hudson Corp. ..............     1,645,000
    43,500   Home Depot Inc. ..................     2,982,469
    16,250   The Gap Inc. .....................       747,500
    27,000   Wal-Mart Stores Inc. .............     1,866,375
                                                 ------------
                                                    7,241,344
                                                 ------------
             SECURITY SYSTEMS & SERVICES (0.3%)
    15,000   Tyco Intl. Ltd. ..................       583,125
                                                 ------------
             TRANSPORTATION & EQUIPMENT (0.2%)
    18,000   Norfolk Southern Corp. ...........       369,000
                                                 ------------
             UTILITIES (0.5%)
    20,000   Duke Energy Corp. ................     1,002,500
                                                 ------------
             TOTAL COMMON STOCK (50.1%) (COST
              $84,416,979).....................  $108,478,334
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES              DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
             UNIT INVESTMENT TRUST (0.8%)
    11,400   S&P 500 Depository Receipts........  $ 1,674,375
                                                  -----------
             TOTAL DEPOSITORY RECEIPTS (0.8%)
              (COST $1,633,694).................  $ 1,674,375
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (5.9%)
$1,098,000   American Honda 5.950% 01/11/00....  $  1,096,185
 1,200,000   Ford Motor Credit 5.280%
              01/03/00.........................     1,199,648
 1,331,000   Ford Motor Credit 5.280%
              01/04/00.........................     1,330,414
 2,290,000   General Motors Acceptance 5.760%
              01/28/00.........................     2,280,107
 1,829,000   General Motors Acceptance 5.900%
              02/24/00.........................     1,812,813
 3,000,000   General Motors Acceptance 5.960%
              01/27/00.........................     2,987,087
   983,000   General Motors Acceptance 6.610%
              01/13/00.........................       980,834
 1,041,000   Hertz Corp. 5.780% 01/06/00.......     1,040,164
                                                 ------------
                                                   12,727,252
                                                 ------------
             COMMUNICATIONS (0.8%)
 1,678,000   SBC Communications 5.820% 01/20/00     1,672,846
                                                 ------------
             CONSUMER PRODUCTS (0.7%)
 1,584,000   Johnson & Johnson 5.850% 03/13/00   $  1,565,467
                                                 ------------
             COMPUTERS & RELATED (1.3%)
 1,821,000   IBM Credit 5.900% 02/07/00........     1,809,958
 1,050,000   IBM Credit 5.820% 02/09/00........     1,043,380
                                                 ------------
                                                    2,853,338
                                                 ------------
             ENTERTAINMENT & LEISURE (1.9%)
 4,160,000   Walt Disney Co. 5.660% 01/07/00...     4,156,076
                                                 ------------
             FINANCIAL SERVICES (15.0%)
 1,168,000   American Express 5.970%
              01/25/00.........................     1,163,351
 1,676,000   American Express 5.900%
              02/18/00.........................     1,662,816
 1,350,000   American Express 5.900%
              03/06/00.........................     1,335,618
   862,000   American General Corp. 5.920%
              02/15/00.........................       855,621
 3,000,000   American General Finance 5.720%
              01/20/00.........................     2,990,943
 2,185,000   American General Finance 5.900%
              02/11/00.........................     2,170,318
 1,000,000   Associates Corp. 5.100%
              01/05/00.........................       999,433
 1,773,000   Associates Corp. 5.670%
              01/14/00.........................     1,769,370
 2,476,000   CIT Group 6.180% 01/25/00.........     2,465,799
 1,365,000   CIT Group 5.980% 02/10/00.........     1,355,930
 1,921,000   G E Capital 6.000% 01/21/00.......     1,914,597
   749,000   G E Capital 5.920% 02/17/00.......       743,211

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
$1,795,000   G E Capital 6.060% 03/03/00.......  $  1,776,266
 1,417,000   GTE Funding Inc. 6.040%
              03/08/00.........................     1,401,072
 1,455,000   GTE Funding Inc. 6.040%
              03/14/00.........................     1,437,179
 3,411,000   Heller Financial 6.000%
              02/04/00.........................     3,391,671
 1,503,000   Heller Financial 6.050%
              02/08/00.........................     1,493,402
 1,360,000   Heller Financial 6.000%
              02/22/00.........................     1,348,213
 1,030,000   Household Finance 6.200%
              01/14/00.........................     1,027,694
 1,300,000   Household Finance 5.900%
              02/14/00.........................     1,290,626
                                                 ------------
                                                   32,593,130
                                                 ------------
             FOOD & RELATED (0.8%)
 1,776,000   Coca Cola 5.800% 01/11/00.........     1,773,139
                                                 ------------
             INDUSTRIAL SERVICES (4.7%)
 2,000,000   Allied Signal 5.770% 02/01/00.....     1,990,063
 2,191,000   Allied Signal 5.770% 02/02/00.....     2,179,763
 2,556,000   Dupont (EI) De Nemours & Co.
              5.740% 01/26/00..................     2,545,811
 2,109,000   Flour Corp. 5.800% 01/19/00.......     2,102,884
 1,472,000   PHH Corp. 6.650% 01/21/00.........     1,466,562
                                                 ------------
                                                   10,285,083
                                                 ------------
             INSURANCE SERVICES (6.0%)
 1,610,000   Aetna Services 6.030% 02/03/00....     1,601,101
 4,579,000   Aetna Services 5.700% 03/07/00....     4,531,149
 2,428,000   Prudential Funding 5.750%
              01/10/00.........................     2,424,510
 4,363,000   Prudential Funding 5.780%
              01/24/00.........................     4,346,888
                                                 ------------
                                                   12,903,648
                                                 ------------
             MACHINERY (3.8%)
 2,732,000   General Dynamics 6.020%
              01/31/00.........................     2,718,294
 2,034,000   General Dynamics 6.000%
              02/29/00.........................     2,013,999
 3,424,000   John Deere Capital 5.650%
              01/12/00.........................     3,418,089
                                                 ------------
                                                    8,150,382
                                                 ------------
             RETAIL (2.9%)
 1,739,000   Sears Roebuck Acceptance 6.050%
              01/13/00.........................     1,735,493
 2,600,000   Sears Roebuck Acceptance 5.600%
              01/18/00.........................     2,593,125
 2,000,000   Sears Roebuck Acceptance 6.100%
              02/16/00.........................     1,984,411
                                                 ------------
                                                    6,313,029
                                                 ------------
             TOTAL SHORT-TERM NOTES (43.8%)
              (COST $94,993,390)...............  $ 94,993,390
                                                 ------------
             TOTAL HOLDINGS (94.7%) (COST
              $181,044,063) (A)................  $205,146,099
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (5.3%)...............    11,422,828
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $216,568,927
                                                 ============

---------------

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $181,044,063)...........  $205,146,099
  Cash in bank.............................           131
  Receivable for securities sold...........       600,937
  Receivable for fund shares sold..........     1,213,387
  Variation margin on futures contracts
    (note 1)...............................    10,075,591
  Dividends and accrued interest
    receivable.............................        93,060
                                             ------------
    Total assets...........................   217,129,205
                                             ------------
Liabilities:
  Payable for securities purchased.........       454,257
  Payable for fund shares redeemed.........         5,104
  Payable for investment management
    services (note 3)......................        66,118
  Other accrued expenses...................        34,799
                                             ------------
    Total liabilities......................       560,278
                                             ------------
Net assets at market value.................  $216,568,927
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 13,396,954
  Paid-in capital in excess of par value...   174,131,728
  Accumulated net realized income on
    investments (note 1)...................       264,918
  Net unrealized appreciation on:
    Investments (note 1)...................    24,102,036
    Futures contracts (note 1).............     4,583,200
  Undistributed net investment income......        90,091
                                             ------------
Net assets at market value.................  $216,568,927
                                             ============
Shares outstanding (note 4)................    13,396,954
Net asset value per share..................  $      16.17
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $ 4,122,240
  Dividends.................................      878,457
                                              -----------
    Total investment income.................    5,000,697
                                              -----------
Expenses:
  Management fees (note 3)..................      618,602
  Custodian fees (note 3)...................       26,279
  Directors' fees (note 3)..................        3,498
  Professional fees.........................       12,678
  Accounting and transfer agent fees........       95,739
  Other.....................................       24,166
                                              -----------
    Total expenses..........................      780,962
                                              -----------
    Net investment income...................  $ 4,219,735
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from:
    Investments.............................  $ 7,880,014
    Futures contracts.......................    8,244,114
  Net increase in unrealized appreciation
    on:
    Investments.............................   16,284,388
    Futures contracts.......................    2,492,700
                                              -----------
    Net gain on investments.................   34,901,216
                                              -----------
    Net increase in net assets from
      operations............................  $39,120,951
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
From operations:
  Net investment income.....................................  $  4,219,735   $ 1,535,339
  Realized gain on investments and futures contracts........    16,124,128     3,954,160
  Unrealized appreciation on investments and futures
    contracts...............................................    18,777,088     9,569,105
                                                              ------------   -----------
      Net increase in net assets from operations............    39,120,951    15,058,604
                                                              ------------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (4,150,432)   (1,519,364)
  Capital gains distributions...............................   (15,896,517)   (4,001,278)
                                                              ------------   -----------
      Total dividends and distributions.....................   (20,046,949)   (5,520,642)
                                                              ------------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................   103,721,037    61,751,546
  Received from dividends reinvested........................    20,046,949     5,520,642
  Paid for shares redeemed..................................   (20,430,472)   (4,725,079)
                                                              ------------   -----------
      Increase in net assets derived from capital share
       transactions.........................................   103,337,514    62,547,109
                                                              ------------   -----------
         Increase in net assets.............................   122,411,516    72,085,071
Net Assets:
  Beginning of period.......................................    94,157,411    22,072,340
                                                              ------------   -----------
  End of period (a).........................................  $216,568,927   $94,157,411
                                                              ============   ===========
(a) Includes undistributed net investment income of.........  $     90,091   $    20,788
                                                              ============   ===========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED DECEMBER 31,
                                                              -------------------------------
                                                               1999          1998       1997
                                                              -------       ------     ------
Per share data:
Net asset value, beginning of period........................  $ 14.23       $11.73     $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................     0.40         0.38      (0.45)
  Net realized and unrealized gain (loss) on investments....     3.28         3.09      (2.70)
                                                              -------       ------     ------
    Total income (loss) from investment operations..........     3.68         3.47      (3.15)
                                                              -------       ------     ------
Less distributions:
  Dividends from net investment income......................    (0.44)       (0.33)     (0.45)
  Distributions from net realized capital gains.............    (1.30)       (0.64)     (0.91)
  Distributions in excess realized capital gains............     0.00         0.00      (0.06)
                                                              -------       ------     ------
    Total distributions.....................................    (1.74)       (0.97)     (1.42)
                                                              -------       ------     ------
Net asset value, end of period..............................  $ 16.17       $14.23     $11.73
                                                              =======       ======     ======
Total return................................................    25.63%       30.00%     31.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     0.49%        0.49%      0.52%
  Ratio of net investment income to average net assets......     2.62%        2.89%      5.29%
Portfolio turnover rate.....................................       68%         115%       445%
Net assets at end of period (millions)......................  $ 216.6       $94.20     $22.10

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.
 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                    17.69%
Three-year                                   4.69%
Since inception (1/3/97)                     4.72%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

1999 turned out to be another year of high returns for stock indices across the board. Volatility has continued at extreme levels and we see this as a regular market factor for the foreseeable future. The Social Awareness Fund has gone through a major transformation over the last six months. Due to unacceptable portfolio performance, new management was engaged to direct the fund beginning at mid-year. The fund has progressed into a more growth-oriented portfolio and has taken sizable positions in larger and more liquid securities. Fortunately, this has had a positive impact on the fund's performance. Under old management, the fund trailed the S & P 500 Index by 754 basis points halfway through the year. Under current management, the fund outperformed the S & P 500 Index by 494 basis points during the second half of 1999. For 1999, the portfolio ended up trailing the S & P 500 by 333 basis points. However, we are confident that the changes we have made will continue to improve the fund's relative performance.

The improved performance of the fund is directly related to increased positions in technology and faster-growing companies. We feel that the best areas for continued performance lie in these growth areas and continue to hold large weightings in them. We will continue to search for superior companies that have outstanding fundamentals. Cash positions will continue to be a small weighting within the fund.

In summary, we thank you for your continued support and patience. The Social Awareness Portfolio is positioning itself to benefit from the vagaries of the market and we look to report more positive news in the future.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 SOCIAL AWARENESS PORTFOLIO             RUSSELL 2000 INDEX
                                                              (COMMENCED OPERATIONS JANUARY 3,          ------------------
                                                                           1997)
                                                              --------------------------------
                                                                          10000.00                           10000.00
'97'                                                                      11321.00                           11020.00
                                                                          12563.00                           12227.00
'98'                                                                      12462.00                           12871.00
                                                                           9748.00                           11953.00
                                                                          10181.90                           13062.60
'99'                                                                      11473.00                           14494.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Citrix Systems                         5.14
 2.  The Home Depot, Inc.                   4.58
 3.  General Electric Company               4.31
 4.  ADC Telecommunications Inc.            4.04
 5.  American International Group           3.76
 6.  Sun Microsystems                       3.45
 7.  Solectron                              3.44
 8.  CTS Corporation                        3.15
 9.  MCI WorldCom, Inc.                     3.10
10.  Citigroup Inc.                         3.09

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer & Related                     20.47
 2.  Communications                         17.07
 3.  Electrical Equipment                    8.86
 4.  Retail                                  6.97
 5.  Oil, Energy and Natural Gas             6.04

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           AEROSPACE (2.1%)
   1,300   Honeywell Intl. Inc. .................  $   74,994
                                                   ----------
           BANKING (1.8%)
   3,000   Firstar Corp. (b) ....................      63,375
                                                   ----------
           BROADCAST RADIO & TV (4.9%)
   1,700   *CBS Corp. ...........................     108,694
   2,000   *Infinity Broadcast...................      72,375
                                                   ----------
                                                      181,069
                                                   ----------
           BUSINESS SERVICES (4.0%)
   2,000   *A C Nielsen Corp. ...................      49,250
   2,500   Manpower..............................      94,063
                                                   ----------
                                                      143,313
                                                   ----------
           COMMUNICATIONS (14.4%)
   2,000   *ADC Telecommunication................     145,125
   1,700   Bell Atlantic Corp. ..................     104,656
   2,100   *MCI Worldcom Inc. ...................     111,431
   1,500   *McleodUSA Inc. ......................      88,312
   1,400   *SBC Communications Inc. .............      68,250
                                                   ----------
                                                      517,774
                                                   ----------
           COMPUTER & RELATED (20.5%)
   1,000   *Cisco Systems Inc. ..................     107,125
   1,500   *Citrix Systems.......................     184,500
   1,000   *EMC Corp. ...........................     109,250
     800   Intl. Business Machines...............      86,400
   1,300   *Solectron............................     123,663
   1,600   *Sun Microsystems.....................     123,900
                                                   ----------
                                                      734,838
                                                   ----------
           CONSUMER PRODUCTS (2.6%)
   1,000   Johnson & Johnson                           93,125
                                                   ----------
           DIVERSIFIED MANUFACTURING (4.3%)
   1,000   General Electric Co. .................     154,750
                                                   ----------
           DRUGS (1.4%)
     300   *Medimunne Inc. ......................      49,763
                                                   ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (8.9%)
   1,000   *Altera Corp. ........................      49,563
   1,500   CTS Corp. ............................     113,063
   1,300   Intel Corp. ..........................     107,006
     500   Texas Instruments Inc. ...............      48,437
                                                   ----------
                                                      318,069
                                                   ----------
           FIBER OPTICS (1.6%)
   2,000   *Williams Communications Group........      57,875
                                                   ----------
           FINANCIAL SERVICES (4.6%)
   2,000   Associates First Capital..............      54,875
   2,000   Citigroup Inc. .......................     111,125
                                                   ----------
                                                      166,000
                                                   ----------
           FOOD & RELATED (1.5%)
   2,400   Conagra Inc. .........................      54,150
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           INSURANCE SERVICES (3.8%)
   1,250   American Intl. Group..................  $  135,156
                                                   ----------
           MEDICAL & RELATED (0.6%)
     500   *Genzyme Corp. .......................      22,500
                                                   ----------
           OIL, ENERGY & NATURAL GAS (7.0%)
   1,000   Coastal Corp. ........................      35,438
   1,400   Kerr McGee............................      86,800
   1,100   Schlumberger Ltd. ....................      61,875
     213   Transocean Sedco Forex Inc. ..........       7,189
   2,000   Williams Cos. Inc. ...................      61,125
                                                   ----------
                                                      252,427
                                                   ----------
           RETAIL (7.0%)
   1,900   Circuit City Stores...................      85,618
   2,400   The Home Depot Inc. ..................     164,550
                                                   ----------
                                                      250,168
                                                   ----------
           SECURITY SYSTEMS & SERVICES (2.5%)
   2,300   Tyco Intl. Ltd. ......................      89,412
                                                   ----------
           TOTAL U.S. COMMON STOCK (93.5%) (COST
            $2,708,968)..........................   3,358,758
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           FINLAND (2.7%)
           COMMUNICATIONS (2.7%)
     500   Nokia Corp. ADR.......................  $   95,000
                                                   ----------
           CANADA (0.7%)
           MEDICAL & RELATED (0.7%)
   1,200   *Biochem Pharm Inc. ..................      26,100
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (3.4%)
            (COST $69,949).......................  $  121,100
                                                   ----------
           TOTAL COMMON STOCK (96.9%) (COST
            $2,778,917)..........................  $3,479,858
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.2%)
$113,000   American Express 1.000% 01/03/00......  $  112,993
                                                   ----------
           TOTAL SHORT-TERM NOTES (3.2%) (COST
            $112,993)............................  $  112,993
                                                   ----------
           TOTAL HOLDINGS (100.1%) (COST
            $2,891,910) (A)......................  $3,592,851
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.1%)..............................     (2,918)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,589,933
                                                   ==========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

(b) Security of an affiliate of the fund.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $2,810,917)...............  $ 3,529,476
  Investment in an affiliate at market value
    (cost $80,993)...........................       63,375
  Cash in bank...............................          240
  Receivable for fund shares sold............        4,899
  Dividends and accrued interest
    receivable...............................        2,199
                                               -----------
    Total assets.............................    3,600,189
                                               -----------
Liabilities:
  Payable for fund shares redeemed...........           13
  Payable for investment management services
    (note 3).................................        1,773
  Other accrued expenses.....................        8,470
                                               -----------
    Total liabilities........................       10,256
                                               -----------
Net assets at market value...................  $ 3,589,933
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   348,274
  Paid-in capital in excess of par value.....    4,976,023
  Accumulated net realized loss on
    investments (note 1).....................   (2,434,474)
  Net unrealized appreciation on investments
    (note 1).................................      700,941
  Overdistributed net investment income......         (831)
                                               -----------
Net assets at market value...................  $ 3,589,933
                                               ===========
Shares outstanding (note 4)..................      348,274
Net asset value per share....................  $     10.31
                                               ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest..................................  $    14,126
  Dividends.................................       45,131
                                              -----------
    Total investment income.................       59,257
                                              -----------
Expenses:
  Management fees (note 3)..................       24,814
  Custodian fees (note 3)...................        4,824
  Directors' fees (note 3)..................          350
  Professional fees.........................        1,598
  Accounting and transfer agent fees........        5,410
  Other.....................................        2,445
                                              -----------
    Total expenses..........................       39,441
                                              -----------
    Net investment income...................  $    19,816
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments........  $(1,812,454)
  Net increase in unrealized appreciation on
    investments.............................    2,093,387
                                              -----------
    Net gain on investments.................      280,933
                                              -----------
    Net increase in net assets from
      operations............................  $   300,749
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment income.....................................  $    19,816   $    36,638
  Realized loss on investments..............................   (1,812,454)     (622,020)
  Unrealized appreciation (depreciation) on investments.....    2,093,387    (1,498,903)
                                                              -----------   -----------
      Net increase (decrease) in net assets from
       operations...........................................      300,749    (2,084,285)
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (19,816)      (36,718)
  Dividend paid in excess of net investment income..........         (831)            0
                                                              -----------   -----------
      Total dividends.......................................      (20,647)      (36,718)
From capital share transactions (note 4):
  Received from shares sold.................................      876,492     5,521,237
  Received from dividends reinvested........................       20,647        36,718
  Paid for shares redeemed..................................   (4,178,575)   (1,687,515)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (3,281,436)    3,870,440
                                                              -----------   -----------
         Increase (decrease) in net assets..................   (3,001,334)    1,749,437
Net Assets:
  Beginning of period.......................................    6,591,267     4,841,830
                                                              -----------   -----------
  End of period.............................................  $ 3,589,933   $ 6,591,267
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1999        1998       1997
                                                              -------     ------     ------
Per share data:
Net asset value, beginning of period........................  $  8.80     $11.40     $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.04       0.05       0.09
  Net realized and unrealized gain (loss) on investments....     1.51      (2.60)      2.47
                                                              -------     ------     ------
    Total income (loss) from investment operations..........     1.55      (2.55)      2.56
                                                              -------     ------     ------
Less distributions:
  Dividends from net investment income......................    (0.04)     (0.05)     (0.07)
  Distributions from net realized capital gains.............     0.00       0.00      (1.09)
                                                              -------     ------     ------
    Total distributions.....................................    (0.04)     (0.05)     (1.16)
                                                              -------     ------     ------
Net asset value, end of period..............................  $ 10.31     $ 8.80     $11.40
                                                              =======     ======     ======
Total return................................................    17.69%    (22.41)%    25.63%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     0.93%      0.81%      0.95%
  Ratio of net investment income to average net assets......     0.47%      0.55%      0.75%
Portfolio turnover rate.....................................      122%        71%        40%
Net assets at end of period (millions)......................  $   3.6     $  6.6     $  4.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 OBJECTIVE

The Strategic Income Portfolio seeks to generate high current income by investing at least 80% of its assets in income-producing securities, including at least 40% of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                    (4.81%)
Three-year                                   0.68%
Since inception (1/3/97)                     0.68%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For bond investors, 1999 was a year that most would like to simply forget. Domestic fixed income markets registered one of their worst total return over the past 25 years, second only to 1994. Treasury yields across the maturity spectrum rose steadily throughout the year by 140 to 180 basis points depending on the bond's maturity date. The investment objective for the Strategic Income portfolio is to "generate high current income." We uniquely invest the portfolio in these five asset classes: corporate bonds, mortgage-backed, international, equity and real estate investment trusts (REIT's) securities. Within these broad asset types, the Fund was highly diversified by issuer, geographic location, and industry.

Last year, we took steps to improve the fund's total return (income and price). Our decision to limit exposure to higher risk asset classes, remain diversified across industries, and closely monitor fundamental trends helped to limit portfolio volatility We believe our longer-term focus helps to reduce volatility and leads to competitive long-term results.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[STRATEGIC INCOME PORTFOLIO CHART]

                                                              STRATEGIC INCOME PORTFOLIO
                                                           (COMMENCED OPERATIONS JANUARY 3,   LEHMAN BROS. GOVT./CORP. BOND INDEX
                                                                        1997)                            -INTERMEDIATE
                                                           --------------------------------   -----------------------------------
                                                                       10000.00                            10000.00
'97'                                                                   10296.00                            10274.00
                                                                       10902.40                            10777.40
'98'                                                                   10962.40                            11147.10
                                                                       10747.50                            11681.00
'99'                                                                   10711.00                            11613.30
                                                                       10231.10                            11725.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  GNMA Pool #436197X, 7.00%
     02/15/2008                            4.78
 2.  Federated Dept. Stores 8 1/2%
     6/15/03                               3.33
 3.  Lehman Bros Holdings 7.75%
     5/15/23                               3.19
 4.  ABM-AMRO Bank N.V 7.75%
     05/15/2023                            3.18
 5.  Philip Morris 7.125% 8/15/02          3.18
 6.  Duke Power Co 7.875% 5/01/24          3.15
 7.  Zurich Cap Trust 8.376% 6/1/37        3.15
 8.  NB CAP TRUST 8.25%, 04/15/2027        3.14
 9.  Merrill Lynch & Co. NT 7.00%
     4/27/08                               3.11
10.  SPIEKER PPTYS LP 7.125% 12/1/06       3.06

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                     % of Net Assets
 1.  REIT                                 19.44
 2.  Government                           18.06
 3.  Retail                               10.41
 4.  Financial Services                    9.46
 5.  Banking                               8.75

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (18.1%)
$ 86,588   FNMA 9.000% 04/01/16..................  $   90,287
  21,844   FNMA 7.500% 07/15/21..................      21,965
  70,836   FNMA 7.500% 10/01/24..................      70,117
 100,000   FNMA 6.500% 04/18/25..................      92,953
  56,441   FNMA 7.000% 09/01/27..................      54,605
  29,436   FNMA 7.500% 09/01/28..................      29,137
  52,406   GNMA 7.500% 06/15/27..................      51,877
 153,107   GNMA 7.000% 02/15/28..................     148,004
                                                   ----------
                                                      558,945
                                                   ----------
           AEROSPACE (2.8%)
 100,000   Lockhead Corp.
           7.875% 03/15/23.......................      88,070
                                                   ----------
           AUTOMOTIVE & RELATED (2.3%)
  75,000   Ford Motor Co
           7.500% 08/01/26.......................      72,479
                                                   ----------
           BANKING (8.7%)
 100,000   ABM-AMRO Bank N.V.
           7.750% 05/15/23.......................      98,536
  75,000   Banc One Corp. 8.000% 04/29/27........      74,959
 100,000   NB Capital Trust 8.250% 04/15/27......      97,218
                                                   ----------
                                                      270,713
                                                   ----------
           COMMUNICATIONS (1.5%)
  50,000   GTE Corp. 7.830% 05/01/23.............      47,837
                                                   ----------
           CONSUMER PRODUCTS (3.3%)
 100,000   Phillip Morris Co.
           7.125% 08/15/02.......................      98,439
                                                   ----------
           FINANCIAL SERVICES (9.5%)
 100,000   Lehman Brothers Holdings 7.125%
            09/15/03                                   98,823
 100,000   Merrill Lynch & Co. NT 7.000%
            04/27/08.............................      96,394
 100,000   Zurich Capital Trust (144A) 8.376%
            06/01/37.............................      97,581
                                                   ----------
                                                      292,798
                                                   ----------
           FORESTRY & PAPER PRODUCTS (1.7%)
  25,000   Fort James Corp. 6.625% 09/15/04......      24,164
  30,000   International Paper Co. 7.625%
            01/15/07.............................      29,661
                                                   ----------
                                                       53,825
                                                   ----------
           OIL ENERGY & NATURAL GAS (2.8%)
  75,000   Transcanada Pipeline 9.875%
            01/01/21.............................      87,199
                                                   ----------
           REAL ESTATE & LEASING (5.2%)
 100,000   Spieker Properties Inc. 7.125%
            12/01/06.............................      94,744
  75,000   Spieker Properties Inc. 7.350%
            12/01/17.............................      65,857
                                                   ----------
                                                      160,601
                                                   ----------
           RETAIL (10.4%)
 100,000   Federated Dept. Stores 8.500%
            06/15/03.............................     103,187
  50,000   May Department Stores Co. 7.625%
            08/15/13.............................      50,119
  75,000   JC Penny Inc. 9.450% 07/15/02.........      74,146
 100,000   Sears Roebuck Acceptance Global 7.000%
            06/15/07.............................      94,598
                                                   ----------
                                                      322,050
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           UTILITIES (3.2%)
$100,000   Duke Power Co. 7.875% 05/01/24........  $   97,624
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (69.5%)
            (COST $2,305,514)....................  $2,150,580
                                                   ----------

                                                     MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
   5,000   Bedford Property Invs. Inc. ..........  $   85,312
   2,000   Brandywine Realty Trust...............      32,750
   2,000   Developers Divers Realty Corp. .......      25,750
     603   Healthcare Realty Trust Inc. .........       9,422
     190   Hospitality Properties Trust..........       3,622
   2,000   Koger Equity Inc. ....................      33,750
   3,581   LTC Properties Inc. ..................      30,215
   2,000   Lasalle Hotel Properties..............      23,375
   2,000   Lexington Corp. Properties Trust......      18,375
   2,500   Liberty Property Trust................      60,625
   2,000   New Plan Excel Realty Trust...........      31,625
   6,000   Sizeler Property Investors Inc. ......      48,750
   4,600   Winston Hotels Inc. ..................      37,375
                                                   ----------
                                                      440,946
                                                   ----------
           TOTAL REAL ESTATE INVEST. TRUSTS
            (14.2%) (COST $535,568)..............  $  440,946
                                                   ----------

   6,900   First Commonwealth Fund Inc. .          $   63,393
                                                   ----------
           TOTAL INVESTMENT COMPANIES (2.0%)
            (COST $83,397).......................  $   63,393
                                                   ----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           HOTEL/LODGING (2.4%)
   7,000   RFS Hotels Invs. Inc. ...............  $    73,063
                                                  -----------
           UTILITIES (1.8%)
   1,000   Central & South West Corp. ..........       20,000
   1,000   Texas Utilities Co. .................       35,563
                                                  -----------
                                                       55,563
                                                  -----------
           TOTAL COMMON STOCK (4.2%) (COST
            $151,615)...........................  $   128,626
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           COMMUNICATIONS (1.8%)
   2,500   MCI Capital 8.00% Series A...........  $    55,313
                                                  -----------
           FINANCIAL SERVICES (2.6%)
   1,500   Citigroup Cap I 8.00% 9/30/36........       35,062
   2,000   PLC Capital Trust I 8.25%............       44,000
                                                  -----------
                                                       79,062
                                                  -----------
           OIL, ENERGY & NATURAL GAS (1.4%)
   2,000   Enron Capital Trust I 8.30%..........       43,750
                                                  -----------
           REAL ESTATE & LEASING (1.2%)
   2,000   Kimco Realty Corp. 8.50%.............       37,625
                                                  -----------
           UTILITIES (1.7%)
   2,500   Alabama Power Capital Tr. 7.60%......       52,969
                                                  -----------
           TOTAL PREFERRED STOCK (8.7%) (COST
            $313,495)...........................  $   268,719
                                                  -----------
           TOTAL HOLDINGS (98.6%) (COST
            $3,389,589) (A).....................  $ 3,052,264
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (1.4%)..................       42,783
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 3,095,047
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $97,581 or 3.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $3,389,589)...............  $ 3,052,264
  Dividends and accrued interest
    receivable...............................       41,728
  Other......................................       12,161
                                               -----------
    Total assets.............................    3,106,153
                                               -----------
Liabilities:
  Payable for fund shares redeemed...........           51
  Payable for investment management services
    (note 3).................................        2,127
  Other accrued expenses.....................        8,928
                                               -----------
    Total liabilities........................       11,106
                                               -----------
Net assets at market value...................  $ 3,095,047
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   373,469
  Paid-in capital in excess of par value.....    3,432,166
  Accumulated net realized loss on
    investments (note 1).....................     (388,726)
  Net unrealized depreciation on investments
    (note 1).................................     (337,325)
  Undistributed net investment income........       15,463
                                               -----------
Net assets at market value...................  $ 3,095,047
                                               ===========
Shares outstanding (note 4)..................      373,469
Net asset value per share....................  $      8.29
                                               ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest....................................  $ 182,953
  Dividends...................................    124,186
                                                ---------
    Total investment income...................    307,139
                                                ---------
Expenses:
  Management fees (note 3)....................     28,913
  Custodian fees (note 3).....................      4,809
  Directors' fees (note 3)....................        350
  Professional fees...........................      1,599
  Accounting and transfer agent fees..........      7,669
  Other.......................................      2,429
                                                ---------
    Total expenses............................     45,769
                                                ---------
    Net investment income.....................  $ 261,370
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments..........  $(291,696)
  Net increase in unrealized depreciation on
    investments...............................   (139,474)
                                                ---------
    Net loss on investments...................   (431,170)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(169,800)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999           1998
                                                              -----------    ----------
From operations:
  Net investment income.....................................  $   261,370    $  268,867
  Realized loss on investments..............................     (291,696)      (97,030)
  Unrealized depreciation on investments....................     (139,474)     (230,070)
                                                              -----------    ----------
      Net decrease in net assets from operations............     (169,800)      (58,233)
                                                              -----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (245,907)     (269,685)
  Capital gains distributions...............................            0        (1,157)
                                                              -----------    ----------
      Total dividends and distributions.....................     (245,907)     (270,842)
                                                              -----------    ----------
From capital share transactions (note 4):
  Received from shares sold.................................      262,247     1,160,301
  Received from dividends reinvested........................      245,907       270,842
  Paid for shares redeemed..................................   (1,016,913)     (333,046)
                                                              -----------    ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (508,759)    1,098,097
                                                              -----------    ----------
         Increase (decrease) in net assets..................     (924,466)      769,022
Net Assets:
  Beginning of period.......................................    4,019,513     3,250,491
                                                              -----------    ----------
  End of period (a).........................................  $ 3,095,047    $4,019,513
                                                              ===========    ==========
(a) Includes undistributed net investment income of.........  $    15,463    $        0
                                                              ===========    ==========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                               1999        1998        1997
                                                              ------      ------      ------
Per share data:
Net asset value, beginning of period........................  $ 9.34      $10.16      $10.00
Income (loss) from investment operations:
  Net investment income.....................................    0.65        0.68        0.71
  Net realized and unrealized gain (loss) on investments....   (1.07)      (0.82)       0.13
                                                              ------      ------      ------
    Total income (loss) from investment operations..........   (0.42)      (0.14)       0.84
                                                              ------      ------      ------
Less distributions:
  Dividends from net investment income......................   (0.63)      (0.68)      (0.67)
  Distributions from net realized capital gains.............    0.00        0.00       (0.01)
                                                              ------      ------      ------
    Total distributions.....................................   (0.63)      (0.68)      (0.68)
                                                              ------      ------      ------
Net asset value, end of period..............................  $ 8.29      $ 9.34      $10.16
                                                              ======      ======      ======
Total return................................................   (4.81)%     (1.42)%      8.74%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    1.27%       1.18%       1.30%
  Ratio of net investment income to average net assets......    7.23%       7.12%       7.04%
Portfolio turnover rate.....................................      53%        104%        102%
Net assets at end of period (millions)......................  $  3.1      $  4.0      $  3.2

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME(a)

 OBJECTIVE

The Firstar Growth & Income seeks to provide both reasonable income and long-term capital appreciation by investing in income producing securities, including dividend paying common and preferred stock as well as fixed income securities.
 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:

One-year                                     1.76%
Three-year                                   4.24%
Since inception (1/3/97)                     4.75%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

Aided by a 14.9% jump in the fourth quarter, the Standard & Poor's 500 Index finished 1999 with an impressive +21.0% gain completing an unprecedented fifth consecutive year of 20%+ returns. The Standard & Poor's MidCap 400 and SmallCap 600 Indexes both rebounded in the final quarter of the year bringing their full-year results to +14.7% and +12.4% respectively. However, the indexes' strong results mask an extreme divergence in performance across stocks and among sectors. In particular, the stocks making up the technology sector within the S&P 500 surged a breathtaking 79% in 1999. This gain is made even more spectacular considering the technology sector was up 72% in 1998. Technology stocks accounted for almost 80% of the S&P 500's 1999 return. In fact, market breadth was narrower in 1999 than in all but one of the past eleven years. Seven "mega stocks" accounted for half of the Index's performance. Ranked in order of their contribution to the S&P 500's return, the "Magnificent Seven" are Microsoft, Cisco Systems, General Electric, Wal-Mart, Oracle, Nortel and America Online.

In contrast to the stock market's record-setting performance, the bond market was under pressure throughout 1999. The thirty-year US Treasury bond ended the year with a 6.5% yield, up from 5.1% at the beginning of the year. Taxable bonds as measured by the Lehman Brothers Government/ Corporate Bond Index, delivered a -0.4% fourth quarter total return bringing the full-year result to -2.2%. For tax-exempt fixed income investors, the news was only slightly better with the Lehman Brothers State General Obligation Bond Index posting a -0.4% total return for the quarter and a 1.1% return for the year.

Mid-year adjustments to our equity funds (highlighted by improved technology stock selection) led to more competitive portfolio performance in the final months of the year.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                                                 LEHMAN BROS. GOVT./CORP. INDEX -
                                                                  FIRSTAR GROWTH & INCOME                  INTERMEDIATE
                                                                  -----------------------        --------------------------------
                                                                          10000.00                           10000.00
'97'                                                                      10531.00                           12060.00
                                                                          10969.10                           13336.00
'98'                                                                      11253.20                           15697.70
                                                                          11289.20                           17146.70
'99'                                                                      11670.80                           19269.40
                                                                          11488.70                           20755.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Tyco International                      2.59
 2.  Northern Trust                          2.57
 3.  McGraw-Hill                             2.42
 4.  Bristol-Myers Squibb                    2.33
 5.  Enron Corp.                             2.28
 6.  ALLTEL Corporation                      2.25
 7.  Pepsico Inc                             2.08
 8.  Citigroup Inc                           2.02
 9.  Intel Corp                              1.99
10.  Bank of New York                        1.94

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Oil, Energy, and Natural Gas            8.13
 2.  Consumer Products                       7.88
 3.  Banking                                 7.86
 4.  Drugs                                   7.15
 5.  Telecommunications and Cellular         6.62

---------------

(a) Prior to 5/1/99 the portfolio was known as The Stellar Portfolio.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           ADVERTISING (1.9%)
   1,100   Interpublic Group of Cos. Inc.........  $   63,456
                                                   ----------
           BANKING (7.9%)
   1,600   Bank of New York Inc..................      64,000
   1,600   Mellon Bank Corp......................      54,500
   1,600   Northern Trust Corp...................      84,800
   1,400   Wells Fargo Co........................      56,612
                                                   ----------
                                                      259,912
                                                   ----------
           BROADCAST RADIO & TV (2.4%)
     650   *CBS Corp.............................      41,559
     500   Timer Warner Inc......................      36,219
                                                   ----------
                                                       77,778
                                                   ----------
           BUILDING & CONSTRUCTION (1.1%)
     900   Vulcan Materials Co...................      35,944
                                                   ----------
           BUSINESS SERVICES (4.0%)
     800   Automatic Data Processing Inc.........      43,100
     300   First Data Corp.......................      14,794
   1,000   Manpower Inc..........................      37,625
   1,300   Viad Corp.............................      36,237
                                                   ----------
                                                      131,756
                                                   ----------
           COMMUNICATIONS (3.0%)
     700   Bell Atlantic Corp....................      43,094
     200   True North Communications.............       8,937
     700   Sprint Corp...........................      47,119
                                                   ----------
                                                       99,150
                                                   ----------
           COMPUTER & RELATED (5.2%)
     100   Electronic Data Systems Corp..........       6,694
     100   Hewlett-Packard Co....................      11,394
     800   Intel Corp............................      65,850
     300   Intl. Business Machines...............      32,400
     600   Lucent Technologies Inc...............      44,887
     100   Microsoft Corp........................      11,675
                                                   ----------
                                                      172,900
                                                   ----------
           CONSUMER PRODUCTS (7.9%)
     800   Avery Dennison Corp...................      58,300
   1,000   Estee Lauder Cos. Inc.................      50,438
     600   Johnson & Johnson.....................      55,875
     800   Kimberly-Clark Corp...................      52,200
     400   Procter & Gamble Co...................      43,825
                                                   ----------
                                                      260,638
                                                   ----------
           CONTAINERS (0.3%)
     100   Aloca Inc.............................       8,300
                                                   ----------
           CRUISE LINES (0.2%)
     100   Carnival Corp CL A....................       4,781
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           DRUGS (7.2%)
     800   American Home Products Corp...........  $   31,550
   1,200   Bristol-Myers Squibb Co...............      77,025
     700   Lilly (Eli) & Co......................      46,550
     600   Merck & Co. Inc.......................      40,237
     500   Warner Lambert Co.....................      40,969
                                                   ----------
                                                      236,331
                                                   ----------
           DURABLE GOODS (1.0%)
     900   Pentair Inc...........................      34,650
                                                   ----------
           ELECTRICAL EQUIPMENT (2.0%)
     600   Molex Inc.............................      27,150
     400   Texas Instruments Inc.................      38,750
                                                   ----------
                                                       65,900
                                                   ----------
           FINANCIAL SERVICES (2.6%)
   1,200   Citigroup Inc.........................      66,675
     600   Franklin Resources....................      19,238
                                                   ----------
                                                       85,913
                                                   ----------
           FOOD & RELATED (4.7%)
     700   Anheuser-Busch Cos. ..................      49,612
     200   Coors (Adolph) CL B...................      10,500
   1,950   PepsiCo Inc...........................      68,737
     700   Sysco Corp............................      27,694
                                                   ----------
                                                      156,543
                                                   ----------
           FORESTRY & PAPER PRODUCTS (1.0%)
     400   Consolidated Papers Inc...............      12,725
     300   Weyerhaeuser Co.......................      21,544
                                                   ----------
                                                       34,269
                                                   ----------
           INDUSTRIAL SERVICES (1.4%)
   1,200   Ecolab Inc............................      46,950
                                                   ----------
           INSTRUMENT-SCIENTIFIC (0.9%)
     800   Millipore Corp........................      30,900
                                                   ----------
           INSURANCE SERVICES (2.9%)
   1,100   Hartford Life CL A....................      48,400
     500   Marsh & McLennan Cos. Inc.............      47,844
                                                   ----------
                                                       96,244
                                                   ----------
           MEDIA & PUBLISHING (5.7%)
     600   Houghton Mifflin Co...................      25,312
     300   Knight Ridder Inc.....................      17,850
   1,300   McGraw-Hill Cos. Inc..................      80,113
   1,300   New York Times Co.....................      63,863
                                                   ----------
                                                      187,138
                                                   ----------
           MEDICAL & RELATED (1.5%)
   1,400   Medtronic Inc.........................      51,013
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (8.1%)
   1,700   Enron Corp............................  $   75,437
   1,500   Enron Corp. Notes 2002................      28,125
     660   Exxon Mobil Corp......................      53,171
     900   Phillips Petroleum Co.................      42,300
     600   Schlumberger Ltd......................      33,750
     116   Transocean Sedco Forex Inc............       3,805
   1,300   USX-Marathon Group....................      32,094
                                                   ----------
                                                      268,682
                                                   ----------
           RETAIL (4.8%)
   1,500   CVS Corp..............................      59,906
     825   Gap Inc...............................      37,950
     200   W.W. Grainger, Inc....................       9,563
     200   Wal-Mart Stores Inc...................      13,825
   1,300   Walgreen Co...........................      38,025
                                                   ----------
                                                      159,269
                                                   ----------
           SECURITY SYSTEMS & SERVICES (2.6%)
   2,200   Tyco International Ltd................      85,525
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (4.9%)
     900   Alltel Corp...........................      74,419
     700   *BroadWing Inc........................      25,812
     100   Corning Inc...........................      12,894
   1,000   SBC Communications Inc................      48,750
                                                   ----------
                                                      161,875
                                                   ----------
           TRANSPORTATION & EQUIPMENT (0.1%)
     100   Expeditors Intl. Washington Inc.......       4,381
                                                   ----------
           UTILITIES (1.6%)
     300   General Electric Co...................      46,425
     400   Nisource Inc..........................       7,150
                                                   ----------
                                                       53,575
                                                   ----------
           TOTAL COMMON STOCK (86.9%) (COST
            $2,736,637)..........................  $2,873,773
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           CANADA (1.5%)
           COMMUNICATIONS (1.5%)
     500   Nortel Networks Corp..................  $   50,500
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           FINLAND (1.7%)
           TELECOMMUNICATIONS (1.7%)
     300   Nokia Corp. SP-ADR....................  $   57,000
                                                   ----------
                                                      107,500
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (3.2%)
            (COST $64,063).......................     107,500
                                                   ----------
           TOTAL COMMON STOCK (90.1%) (COST
            $2,800,700)..........................  $2,981,273
                                                   ----------

                        REAL ESTATE                  MARKET
 SHARES              INVESTMENT TRUSTS               VALUE
-------------------------------------------------------------
     900   AMB Property Corp.....................  $   17,944
     200   Post Properties.......................       7,650
                                                   ----------
                                                       25,594
                                                   ----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
            (0.8%) (COST $27,785)................  $   25,594
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           FOOD & RELATED (1.0%)
     700   Seagram LTD 7.5% Conv.................  $   31,500
                                                   ----------
           TOTAL PREFERRED STOCK (1.0%) (COST
            $35,088).............................  $   31,500
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (9.1%)
$301,000   Firstar Bank 1.000% 01/03/00
            repurchase price $301,025
            collateralized by GNMA certificates
            pool # 8375 due 02/20/24 (Cost
            $301,000)............................  $  301,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (9.1%)
            (COST $301,000)......................  $  301,000
                                                   ----------
           TOTAL HOLDINGS (101.0%) (COST
            $3,164,573) (A)......................  $3,339,367
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-1.0%)..............................     (33,206)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,306,161
                                                   ==========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (A)

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $3,164,573)...............  $3,339,367
  Cash in bank...............................         409
  Receivable for securities sold.............      33,555
  Dividends and accrued interest
    receivable...............................       2,593
                                               ----------
    Total assets.............................   3,375,924
                                               ----------
Liabilities:
  Payable for securities purchased...........      55,537
  Payable for fund shares redeemed...........       3,830
  Payable for investment management services
    (note 3).................................       2,482
  Other accrued expenses.....................       7,914
                                               ----------
    Total liabilities........................      69,763
                                               ----------
Net assets at market value...................  $3,306,161
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  311,449
  Paid-in capital in excess of par value.....   2,877,569
  Accumulated net realized loss on
    investments (note 1).....................     (57,572)
  Net unrealized appreciation on investments
    (note 1).................................     174,794
  Overdistributed net investment income......         (79)
                                               ----------
Net assets at market value...................  $3,306,161
                                               ==========
Shares outstanding (note 4)..................     311,449
Net asset value per share....................  $    10.62
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest.....................................  $ 26,958
  Dividends....................................    60,747
                                                 --------
    Total investment income....................    87,705
                                                 --------
Expenses:
  Management fees (note 3).....................    32,127
  Custodian fees (note 3)......................     4,809
  Directors' fees (note 3).....................       350
  Professional fees............................     1,599
  Accounting and transfer agent fees...........     6,077
  Other........................................     2,869
                                                 --------
    Total expenses.............................    47,831
                                                 --------
    Net investment income......................  $ 39,874
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments...........  $(51,251)
  Net increase in unrealized appreciation on
    investments................................    71,069
                                                 --------
    Net gain on investments....................    19,818
                                                 --------
    Net increase in net assets from
      operations...............................  $ 59,692
                                                 ========

---------------

(a) Prior to 5/1/99 the portfolio was known as the Stellar Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (A)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEARS ENDED
                                                              -----------------------
                                                                 1999         1998
                                                              ----------   ----------
From operations:
  Net investment income.....................................  $   39,874   $  115,681
  Realized gain (loss) on investments.......................     (51,251)      20,231
  Unrealized appreciation (depreciation) on investments.....      71,069      (54,343)
                                                              ----------   ----------
      Net increase in net assets from operations............      59,692       81,569
                                                              ----------   ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (41,725)    (114,147)
  Capital gains distributions...............................           0      (14,635)
                                                              ----------   ----------
      Total Distributions...................................     (41,725)    (128,782)
                                                              ----------   ----------
From capital share transactions (note 4):
  Received from shares sold.................................     437,571    1,063,702
  Received from dividends reinvested........................      41,725      128,782
  Paid for shares redeemed..................................    (796,078)    (346,843)
                                                              ----------   ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (316,782)     845,641
                                                              ----------   ----------
         Increase (decrease) in net assets..................    (298,815)     798,428
Net Assets:
  Beginning of period.......................................   3,604,976    2,806,548
                                                              ----------   ----------
  End of period (a).........................................  $3,306,161   $3,604,976
                                                              ==========   ==========
(a) Includes undistributed net investment income of.........  $        0   $    1,772
                                                              ==========   ==========

 FINANCIAL HIGHLIGHTS

                                                                  YEARS ENDED DECEMBER 31,
                                                                ----------------------------
                                                                 1999      1998        1997
                                                                ------    ------      ------
Per share data:
Net asset value, beginning of period........................    $10.56    $10.65      $10.00
Income from investment operations:
  Net investment income.....................................      0.12      0.37        0.32
  Net realized and unrealized gain (loss) on investments....      0.06     (0.07)       0.64
                                                                ------    ------      ------
    Total income from investment operations.................      0.18      0.30        0.96
                                                                ------    ------      ------
Less distributions:
  Dividends from net investment income......................     (0.12)    (0.35)      (0.31)
  Distributions from net realized capital gains.............      0.00     (0.04)       0.00
                                                                ------    ------      ------
    Total distributions.....................................     (0.12)    (0.39)      (0.31)
                                                                ------    ------      ------
Net asset value, end of period..............................    $10.62    $10.56      $10.65
                                                                ======    ======      ======
Total return................................................      1.76%     2.92%       9.70%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................      1.39%     1.43%       1.54%
  Ratio of net investment income to average net assets......      1.16%     3.53%       3.07%
Portfolio turnover rate.....................................       197%       81%         17%
Net assets at end of period (millions)......................    $  3.3    $  3.6      $  2.8

---------------

(a) Prior to 5/1/99 the portfolio was known as the Stellar Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 OBJECTIVE

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks deemed to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One-year                                     7.43%
Three-year                                  18.49%
Since inception (1/3/97)                    18.54%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS
During the past twelve months the equity market continued its upward trend despite significant market volatility. In this environment the portfolio performed better than its peers, producing a return through November 30, 1999 of 12.2% on a net asset value basis. This compares to a return of 11.6% for the average comparable fund as reported by Lipper Analytical Service, Inc. The portfolio's "value" based investment strategy traditionally identifies companies with below average volatility, low price-to-earnings ratio and above average dividend yields. This strategy has produced consistent returns, and no changes are planned.

As we look towards the future and 2000 in particular, we see a U.S. economy that will continue to grow, but at a somewhat slower pace than in past years. Consumer confidence is high but consumers also face a heavy debt burden. We expect further Fed tightening, which combined with rising energy prices makes likely a fairly sharp slowdown in the rate of consumer spending growth as we progress through the year.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[RELATIVE VALUE LINE GRAPH]

                                                           RELATIVE VALUE PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                           -----------------------------------            -------------
                                                                        10000.00                             10000.00
'97'                                                                    11628.00                             12060.00
                                                                        12828.00                             13336.00
'98'                                                                    14213.40                             15697.70
                                                                        15485.50                             17146.70
'99'                                                                    16959.80                             19269.40
                                                                        16635.80                             20755.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Intel Corporation                       6.93
 2.  Broadwing Inc                           6.52
 3.  International Business Machines
     Corporation                             5.82
 4.  The Procter & Gamble Company            5.07
 5.  Lucent Technologies Inc.                4.41
 6.  General Electric Company                4.30
 7.  Citigroup Inc                           3.68
 8.  Texaco Inc                              2.74
 9.  Smithkline Beecham                      2.71
10.  Bristol-Myers Squibb Company            2.70

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Communications                         14.96
 2.  Computer & Related                     12.74
 3.  Oil, Energy, and Natural Gas           11.18
 4.  Consumer Products                       9.76
 5.  Drugs                                   9.28

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES     U.S. COMMON STOCK                      VALUE
-------------------------------------------------------------
             AEROSPACE (2.3%)
     4,812   Honeywell International Inc. .....  $    277,592
                                                 ------------
             APPLIANCES (1.1%)
     2,000   Whirlpool Corp. ..................       130,125
                                                 ------------
             AUTOMOTIVE & RELATED (2.8%)
     2,500   Ford Motor Co. ...................       133,594
     1,500   General Motors Corp. .............       109,031
     3,000   Goodyear Tire & Rubber Co. .......        84,563
                                                 ------------
                                                      327,188
                                                 ------------
             BANKING (9.2%)
     5,613   Amsouth Bancorporation............       108,401
     6,000   Bank of New York Inc. ............       240,000
     3,000   Bank America Corp. ...............       150,563
     6,000   First Financial Bancorp...........       128,250
     4,500   First Tennessee National..........       128,250
     4,000   Mellon Bank Corp. ................       136,250
     3,500   North Fork Bancorp................        61,250
     2,000   PNC Bank Corp. ...................        89,000
     2,000   TCF Financial Corp. ..............        49,750
                                                 ------------
                                                    1,091,714
                                                 ------------
             COMMUNICATIONS (13.1%)
     5,000   AT&T Corp. .......................       253,750
    21,000   BroadWing Inc. ...................       774,375
     7,000   Lucent Technologies Inc. .........       523,688
                                                 ------------
                                                    1,551,813
                                                 ------------
             COMPUTER & RELATED (12.7%)
    10,000   Intel Corp. ......................       823,125
     6,400   Intl. Business Machines Corp. ....       691,200
                                                 ------------
                                                    1,514,325
                                                 ------------
             CONSUMER PRODUCTS (9.8%)
     2,500   Eastman Kodak Co. ................       165,625
     5,000   Gillette Co. .....................       205,937
     8,000   Philip Morris Cos. Inc. ..........       185,500
     5,500   Procter & Gamble Co. .............       602,594
                                                 ------------
                                                    1,159,656
                                                 ------------
             DRUGS (6.6%)
     4,000   American Home Products Corp. .....       157,750
     5,000   Bristol Myers Squibb Co. .........       320,938
     4,500   Merck & Co. Inc. .................       301,780
                                                 ------------
                                                      780,468
                                                 ------------
             ELECTRICAL EQUIPMENT (4.8%)
     3,300   General Electric Co. .............       510,675
     1,000   Johnson Controls Inc. ............        56,875
                                                 ------------
                                                      567,550
                                                 ------------
             FOOD & RELATED (1.8%)
     6,000   Monsanto Co. .....................       213,750
                                                 ------------

                                                    MARKET
  SHARES     U.S. COMMON STOCK                      VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (7.8%)
     1,500   American Express Co. .............  $    249,375
     7,875   Citigroup Inc. ...................       437,555
     6,000   Union Planters Corp. .............       236,625
                                                 ------------
                                                      923,555
                                                 ------------
             INSURANCE SERVICES (3.1%)
     5,000   Cincinnati Financial Corp. .......       155,937
    13,000   Ohio Casualty Corp. ..............       208,813
                                                 ------------
                                                      364,750
                                                 ------------
             OIL, ENERGY & NATURAL GAS (9.6%)
     3,000   Atlantic Richfield Co. ...........       259,500
     2,000   Duke Energy Corp. ................       100,250
     3,960   Exxon Mobil Corp. ................       319,028
     6,000   Texaco Inc. ......................       325,875
     4,000   Texas Utilities Co. ..............       142,250
                                                 ------------
                                                    1,146,903
                                                 ------------
             RETAIL (1.7%)
     4,000   Federated Department Stores              202,250
                                                 ------------
             UTILITIES (3.7%)
     6,000   Cinergy Corp. ....................       144,750
     3,000   GPU Inc. .........................        89,812
     3,000   GTE Corp. ........................       211,687
                                                 ------------
                                                      446,249
                                                 ------------
             TOTAL U.S. COMMON STOCK (90.1%)
              (COST $8,357,797)................  $ 10,697,888
                                                 ------------

                                                    MARKET
  SHARES     FOREIGN COMMON STOCK                   VALUE
-------------------------------------------------------------
             UNITED KINGDOM (4.6%)
             COMMUNICATIONS (1.9%)
     1,000   Cable & Wireless Pub Co. Ltd.
              ADR..............................  $     52,937
     3,500   Vodafone Group PLC ADR............       173,250
                                                 ------------
                                                      226,187
                                                 ------------
             DRUGS (2.7%)
     5,000   SmithKline Beecham PLC ADR CL A...       322,188
                                                 ------------
             TOTAL UNITED KINGDOM..............       548,375
                                                 ------------
             NETHERLANDS (1.5%)
             OIL, ENERGY & NATURAL GAS (1.5%)
     3,000   Royal Dutch Pete Co. NY Reg.
              1.25.............................       181,313
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (6.1%)
              (COST $483,597)..................  $    729,688
                                                 ------------
             TOTAL COMMON STOCK (96.2%) (COST
              $8,841,394)......................  $ 11,427,576
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (3.8%)
$  455,000   Firstar 1.000% 01/03/00 repurchase
              price $455,037 collateralized by
              GNMA certificates pool # 8375 due
              02/20/24 (cost $455,000)..........  $   455,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (3.8%)
              (COST $455,000)...................  $   455,000
                                                  -----------
             TOTAL HOLDINGS (100.0%) (COST
              $9,296,394) (A)...................  $11,882,576
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (0.0%)................         (752)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $11,881,824
                                                  ===========

---------------

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $9,296,394)..............  $11,882,576
  Cash in bank..............................          533
  Dividends and accrued interest
    receivable..............................       18,464
                                              -----------
    Total assets............................   11,901,573
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........        3,651
  Payable for investment management services
    (note 3)................................        9,087
  Other accrued expenses....................        7,011
                                              -----------
    Total liabilities.......................       19,749
                                              -----------
Net assets at market value..................  $11,881,824
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   743,411
  Paid-in capital in excess of par value....    8,731,876
  Accumulated net realized loss on
    investments (note 1)....................     (179,592)
  Net unrealized appreciation on investments
    (note 1)................................    2,586,182
  Return of capital.........................          (53)
                                              -----------
Net assets at market value..................  $11,881,824
                                              ===========
Shares outstanding (note 4).................      743,411
Net asset value per share...................  $     15.98
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest....................................  $  15,639
  Dividends...................................    194,521
                                                ---------
    Total investment income...................    210,160
                                                ---------
Expenses:
  Management fees (note 3)....................    100,255
  Custodian fees (note 3).....................      4,819
  Directors' fees (note 3)....................        350
  Professional fees...........................      1,599
  Accounting and transfer agent fees..........      7,952
  Other.......................................      2,443
                                                ---------
    Total expenses............................    117,418
                                                ---------
    Net investment income.....................  $  92,742
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments..........  $(169,231)
  Net increase in unrealized appreciation on
    investments...............................    842,413
                                                ---------
    Net gain on investments...................    673,182
                                                ---------
    Net increase in net assets from
      operations..............................  $ 765,924
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
From operations:
  Net investment income.....................................  $    92,742   $   105,388
  Realized gain (loss) on investments.......................     (169,231)       83,624
  Unrealized appreciation on investments....................      842,413       979,715
                                                              -----------   -----------
      Net increase in assets from operations................      765,924     1,168,727
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (92,742)     (105,730)
  Capital gains distributions...............................            0       (91,539)
  Return of capital.........................................          (53)            0
                                                              -----------   -----------
      Total dividends and distributions.....................      (92,795)     (197,269)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    2,841,978     6,696,273
  Received from dividends reinvested........................       92,795       197,269
  Paid for shares redeemed..................................   (1,735,051)   (3,589,324)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    1,199,722     3,304,218
                                                              -----------   -----------
         Increase in net assets.............................    1,872,851     4,275,676
Net Assets:
  Beginning of period.......................................   10,008,973     5,733,297
                                                              -----------   -----------
  End of period.............................................  $11,881,824   $10,008,973
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED DECEMBER 31,
                                                                  --------------------------------
                                                                   1999        1998          1997
                                                                  ------      ------        ------
Per share data:
Net asset value, beginning of period........................      $15.02      $12.68        $10.00
Income from investment operations:
  Net investment income.....................................        0.13        0.15          0.16
  Net realized and unrealized gain on investments...........        1.01        2.48          2.66
                                                                  ------      ------        ------
    Total income from investment operations.................        1.14        2.63          2.82
                                                                  ------      ------        ------
Less distributions:
  Dividends from net investment income......................       (0.18)      (0.15)        (0.14)
  Distributions from net realized capital gains.............        0.00       (0.14)         0.00
                                                                  ------      ------        ------
    Total distributions.....................................       (0.18)      (0.29)        (0.14)
                                                                  ------      ------        ------
Net asset value, end of period..............................      $15.98      $15.02        $12.68
                                                                  ======      ======        ======
Total return................................................        7.43%      20.72%        28.28%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................        1.06%       1.08%         1.18%
  Ratio of net investment income to average net assets......        0.84%       1.19%         1.35%
Portfolio turnover rate.....................................           9%         54%            7%
Net assets at end of period (millions)......................      $ 11.9      $ 10.0        $  5.7

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One-Year                                     5.86%
Since inception (5/1/98)                     5.19%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The great bull market of the 1990s rolled on in 1999 as the S&P 500 returned 21.0%. This was an unprecedented fifth consecutive year of 20+% returns for the S&P 500. However, like 1998, the market's advance was narrow as a handful of Technology stocks led the market. 1999 was an extremely difficult year for value managers. Across the entire capitalization spectrum, growth stocks ruled on the strength of the Technology sector. The Large-Cap Russell 1000 Growth Index returned 33.1% while the Russell 1000 Value Index returned 7.3%, the Russell Midcap Growth Index returned 51.2% while the Midcap Value Index returned -0.1% and the Russell 2000 Growth Index returned 43.1% while Value Index returned -1.5%. Eleven stocks, nine of which were Technology related, provided two-thirds of the S&P 500's return of 21.0%. The year-end run-up by Technology was awe-inspiring. During the last 52 trading days of the year, the NASDAQ 100 Index returned 57% and the Goldman Sachs Internet Index returned 63%. The market's obsession with the Internet and the build-out of the Internet infrastructure has created one of the most challenging market environments of the century. For those companies which appear to be positioned correctly for the "new" economy, valuation does not matter and no price is high enough to pay to participate. On the other side of the ledger, there appears in the market no price low enough to own those stocks which are out of favor. Over one-third of the stocks in the Ohio National Blue Chip Portfolio are now trading at less than 11 times next year's earnings. The S&P 500 currently trades at 30 times next year's earnings.

The Ohio National Blue Chip Portfolio returned 5.86% for the year, underperforming our peer Lipper Multi-Cap Value Funds which returned 7.78%. The fund's performance was impacted by an underweight in the Technology sector as well as disappointing performances from a number of our Capital Goods and Financial holdings. In those sectors our value disciplines led us to some of the attractively valued second tier names which did not perform as well as the ultra-large but less attractively valued leaders. We are obviously not pleased with this year's performance but we maintain faith in the value disciplines which have served us well over the long term -- identifying leading companies which are temporarily out of favor and appear inexpensive relative to their history relative to the market, as well as to their expected growth.

Our stock market outlook remains basically unchanged -- the market appears overvalued by all traditional measures, but no visible catalyst is positioned to change this. The recent parabolic run-up in the Technology and Internet areas of the market definitely make us nervous as the speculation present in a large portion of these names is unprecedented in our lifetimes. However, valuations and fundamentals outside this area of the market seem reasonable and sustainable given the healthy global economic environment as well as the muted inflationary pressures in our own economy. In the financial and cyclical segments of the market, valuations are extremely compelling, with many names trading between 7 and 11 times next year's earnings. Given the valuation disparities between the "haves" and "have nots", combined with the speculative bubble which continues to grow in the areas of the market mentioned above, we believe that there is a high probability of the market rotating back towards more reasonably valued stocks despite what happens to the market directionally. We believe that the Ohio National Blue Chip Portfolio is well positioned if such a rotation were to occur.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                               ------------------------------             -------------
'5/98'                                                                    10000.00                           10000.00
'6/98'                                                                    10024.00                           10143.00
'12/98'                                                                   10254.50                           11079.20
'6/99'                                                                    11456.40                           12450.80
'12/99'                                                                   10860.60                           13410.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Sun Microsystems Inc                    2.75
 2.  GTE Corporation                         1.92
 3.  Motorola Inc                            1.85
 4.  U.S. West Inc                           1.81
 5.  A T & T CORP                            1.80
 6.  Kimberly-Clark Corp                     1.77
 7.  First Data Corp                         1.75
 8.  Exxon Mobil Corp                        1.68
 9.  Novell Inc                              1.66
10.  Viacom Inc Cl A                         1.64

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                       % of Net Assets
 1.  Computer & Related                     12.28
 2.  Oil, Energy, and Natural Gas            6.57
 3.  Consumer Products                       6.37
 4.  Financial Services                      5.58
 5.  Insurance Services                      5.46

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           AEROSPACE (2.7%)
   1,600   Boeing Company........................  $   66,500
   1,100   Honeywell Intl. Inc. .................      63,456
                                                   ----------
                                                      129,956
                                                   ----------
           AUTOMOTIVE & RELATED (3.2%)
     889   Delphi Automotive Systems.............      14,002
     900   Ford Motor Co. .......................      48,094
     700   General Motors Corp. .................      50,881
     700   Johnson Controls Inc. ................      39,812
                                                   ----------
                                                      152,789
                                                   ----------
           BANKING (2.9%)
   1,000   Bank of America Corp. ................      50,188
   1,200   First Union Corp. ....................      39,375
   1,900   Washington Mutual Inc. ...............      49,400
                                                   ----------
                                                      138,963
                                                   ----------
           BROADCAST RADIO & TV (1.6%)
   1,215   *CBS Corp. ...........................      77,684
                                                   ----------
           BUSINESS SERVICES (1.8%)
   1,700   First Data Corp. .....................      83,831
                                                   ----------
           COMMUNICATIONS (4.6%)
     600   Motorola Inc. ........................      88,350
     900   SBC Communications Inc. ..............      43,875
   1,200   U.S. West Inc. .......................      86,400
                                                   ----------
                                                      218,625
                                                   ----------
           COMPUTER & RELATED (12.3%)
     800   *Computer Sciences Corp. .............      75,700
   1,100   Electronic Data Systems Corp. ........      73,631
     700   Intl. Business Machines Co. ..........      75,600
   2,000   *Novell Inc. .........................      79,625
   1,300   *Seagate Technology Inc. .............      60,531
   2,500   *Storage Technology Corp. ............      46,094
   1,700   *Sun Microsystems Inc. ...............     131,644
   1,400   *Unisys Corp. ........................      44,712
                                                   ----------
                                                      587,537
                                                   ----------
           CONSUMER PRODUCTS (6.4%)
   1,200   Deere & Co. ..........................      52,050
     600   Eastman Kodak Co. ....................      39,750
   1,300   Kimberly-Clark Corp. .................      84,825
     800   Liz Claiborne Inc. ...................      30,100
   1,400   Phillip Morris Co. Inc. ..............      32,462
   2,600   UST Inc. .............................      65,488
                                                   ----------
                                                      304,675
                                                   ----------
           CONTAINERS (0.4%)
   2,000   *Pactiv Corp. ........................      21,250
                                                   ----------
           DRUGS (3.3%)
   1,300   Abbott Laboratories...................      47,206
     700   Merck & Co. Inc. .....................      46,944
   1,400   Pharmacia & Upjohn Inc. ..............      63,000
                                                   ----------
                                                      157,150
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           ELECTRICAL EQUIPMENT (2.6%)
     800   FPL Group Inc. .......................  $   34,250
   1,300   Peco Energy Co. ......................      45,175
   2,000   Reliant Energy Inc. ..................      45,750
                                                   ----------
                                                      125,175
                                                   ----------
           ENTERTAINMENT & LEISURE (2.0%)
     800   Brunswick Corp. ......................      17,800
   1,300   *Viacom Inc. CL A.....................      78,569
                                                   ----------
                                                       96,369
                                                   ----------
           FINANCIAL SERVICES (5.6%)
   1,302   Bear Stearns Co. Inc. ................      55,661
   3,000   CIT Group Inc. CL A...................      63,375
     700   CIGNA Corp. ..........................      56,394
   1,000   H & R Block Inc. .....................      43,750
     900   MBIA Inc. ............................      47,531
                                                   ----------
                                                      266,711
                                                   ----------
           FOOD & RELATED (3.7%)
     700   Anheuser Busch Co. Inc. ..............      49,613
   1,800   Corn Products Intl. Inc. .............      58,950
   1,500   Nabisco Group Holdings................      15,937
   2,400   *Sara Lee Corp. ......................      52,950
                                                   ----------
                                                      177,450
                                                   ----------
           INDUSTRIAL SERVICES (3.7%)
   2,600   Archer-Daniels Midland Co. ...........      31,688
     700   *Lexmark Intl. Group CL A.............      63,350
   1,100   Nucor Corp. ..........................      60,294
   1,352   Waste Management Inc. ................      23,237
                                                   ----------
                                                      178,569
                                                   ----------
           INSURANCE SERVICES (5.5%)
   1,400   Allstate Corp. .......................      33,600
   4,124   Conseco Inc. .........................      73,717
   1,200   Lincoln National Corp. ...............      48,000
     800   Loews Corp. ..........................      48,550
     600   Marsh & McLennan Co. Inc. ............      57,412
                                                   ----------
                                                      261,279
                                                   ----------
           MACHINERY (1.0%)
     900   Ingersoll-Rand Co. ...................      49,556
                                                   ----------
           MANUFACTURING (4.9%)
     800   PPG Industries Inc. ..................      50,050
   1,300   Parker Hannifin Corp. ................      66,706
     800   Textron Inc. .........................      61,350
   1,466   Tyco International Ltd. ..............      56,991
                                                   ----------
                                                      235,097
                                                   ----------
           MEDIA & PUBLISHING (1.0%)
     800   Knight Ridder Inc. ...................      47,600
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (4.5%)
     900   Baxter International Inc. ............  $   56,531
     800   Bristol-Myers Squibb Co. .............      51,350
   4,200   Healthsouth Corp. ....................      22,575
   2,000   *Oxford Health Plans Inc. ............      25,375
   1,100   United Healthcare Corp. ..............      58,438
                                                   ----------
                                                      214,269
                                                   ----------
           OIL, ENERGY & NATURAL GAS (5.4%)
   1,200   Ashland Inc. .........................      39,525
   1,000   Diamond Offshore Drilling.............      30,563
     996   Exxon Mobil Corp. ....................      80,240
     900   Schlumberger Ltd. ....................      50,625
   1,000   Sunoco Inc. ..........................      23,500
     174   Transocean Sedco Forex Inc. ..........       5,882
   1,200   USX-Marathon Group....................      29,625
                                                   ----------
                                                      259,960
                                                   ----------
           RESTAURANTS (0.7%)
     800   *Tricon Global Restaurants Inc. ......      30,900
                                                   ----------
           RETAIL (4.0%)
     700   Federated Department Stores...........      35,394
   2,300   *K Mart Corp. ........................      23,144
   1,600   Sherwin-Williams Co. .................      33,600
   3,000   *Toys 'R' Us Inc. ....................      42,937
     800   Wal-Mart Stores Inc. .................      55,300
                                                   ----------
                                                      190,375
                                                   ----------
           RUBBER-TIRES (0.4%)
   1,200   Cooper Tire & Rubber..................      18,675
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (2.9%)
   1,700   AT&T Corp. ...........................      86,275
   1,100   Bellsouth Corp. ......................      51,494
                                                   ----------
                                                      137,769
                                                   ----------
           TRANSPORTATION & EQUIPMENT (0.9%)
   1,000   Union Pacific Corp. ..................      43,625
                                                   ----------
           TRAVEL & VACATIONS (0.8%)
   1,300   Galileo International Inc. ...........      38,918
                                                   ----------
           UTILITIES (4.2%)
   1,600   Entergy Corp. ........................      41,200
   1,300   GTE Corp. ............................      91,731
   1,300   PG&E Corp. ...........................      26,650
   1,200   Public Service Enterprises Group            41,775
                                                   ----------
                                                      201,356
                                                   ----------
           TOTAL U.S. COMMON STOCK (93.0%) (COST
            $4,304,341)..........................  $4,446,113
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           NETHERLANDS (2.7%)
           ELECTRICAL EQUIPMENT (1.6%)
     568   Philips Electronics...................  $   76,680
           OIL, ENERGY & NATURAL GAS (1.1%)
     900   Royal Dutch Petroleum Co. ADR               54,394
                                                   ----------
           TOTAL NETHERLANDS.....................     131,074
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (2.7%)
            (COST $97,513)                         $  131,074
                                                   ----------
           TOTAL COMMON STOCK (95.7%) (COST
            $4,401,854)..........................  $4,577,187
                                                   ----------

                                                     MARKET
 SHARES           FOREIGN PREFERRED STOCK            VALUE
-------------------------------------------------------------
           AUSTRALIA (1.6%)
           MEDIA & PUBLISHING
   2,300   News Corp. Ltd. ADR...................  $   76,906
                                                   ----------
           TOTAL FOREIGN PREFERRED STOCK (1.6%)
            (COST $56,441).......................  $   76,906
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (4.3%)
$206,000   Firstar 1.00% due 01/03/00 repurchase
            price $206,017 collateralized by GNMA
            certificates pool # 8375 due 02/20/24
            (cost $206,000)                        $  206,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (4.3%)
            (COST $206,000)......................  $  206,000
                                                   ----------
           TOTAL HOLDINGS (101.6%) (COST
            $4,664,295) (A)                        $4,860,093
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-1.6%)..............................     (76,119)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $4,783,974
                                                   ==========

---------------

* Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $4,664,295)...............  $4,860,093
  Cash in bank...............................         866
  Receivable for securities sold.............       2,025
  Receivable for fund shares sold............          33
  Dividends and accrued interest
    receivable...............................       5,668
                                               ----------
    Total assets.............................   4,868,685
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........      72,050
  Payable for investment management services
    (note 3).................................       3,533
  Other accrued expenses.....................       9,128
                                               ----------
    Total liabilities........................      84,711
                                               ----------
Net assets at market value...................  $4,783,974
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  448,944
  Paid-in capital in excess of par value.....   4,128,142
  Accumulated net realized gain on
    investments (note 1).....................      11,077
  Net unrealized appreciation on investments
    (note 1).................................     195,798
  Undistributed net investment income........          13
                                               ----------
Net assets at market value...................  $4,783,974
                                               ==========
Shares outstanding (note 4)..................     448,944
Net asset value per share....................  $    10.66
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest.....................................  $  5,941
  Dividends....................................    64,604
                                                 --------
    Total investment income....................    70,545
                                                 --------
Expenses:
  Management fees (note 3).....................    33,744
  Custodian fees (note 3)......................     4,793
  Directors' fees (note 3).....................       347
  Professional fees............................     1,494
  Accounting and transfer agent fees...........     8,122
  Other........................................     2,084
                                                 --------
    Total expenses.............................    50,584
                                                 --------
    Net investment income......................  $ 19,961
                                                 --------
Realized and unrealized gain on investments:
  Net realized gain from investments...........  $ 82,632
  Net increase in unrealized appreciation on
    investments................................    85,697
                                                 --------
    Net gain on investments....................   168,329
                                                 --------
    Net increase in net assets from
      operations...............................  $188,290
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
From operations:
  Net investment income.....................................  $    19,961       $    3,914
  Realized gain (loss) on investments.......................       82,632          (18,271)
  Unrealized appreciation on investments....................       85,697          110,101
                                                              -----------       ----------
      Net increase in net assets from operations............      188,290           95,744
                                                              -----------       ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (19,948)          (4,115)
  Capital gains distributions...............................      (53,285)               0
                                                              -----------       ----------
      Total dividends and distributions.....................      (73,233)          (4,115)
                                                              -----------       ----------
From capital share transactions (note 4):
  Received from shares sold.................................    3,047,439        2,842,759
  Received from dividends reinvested........................       73,233            4,115
  Paid for shares redeemed..................................   (1,330,868)         (59,390)
                                                              -----------       ----------
      Increase in net assets derived from capital share
       transactions.........................................    1,789,804        2,787,484
                                                              -----------       ----------
         Increase in net assets.............................    1,904,861        2,879,113
                                                              -----------       ----------
Net Assets:
  Beginning of period.......................................    2,879,113                0
                                                              -----------       ----------
  End of period.............................................  $ 4,783,974       $2,879,113
                                                              ===========       ==========

 FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
Per share data:
Net asset value, beginning of period........................  $     10.22       $    10.00
Income from investment operations:
  Net investment income.....................................         0.05             0.00
  Net realized and unrealized gain on investments...........         0.56             0.23
                                                              -----------       ----------
    Total income from investment operations.................         0.61             0.23
                                                              -----------       ----------
Less distributions:
  Dividends from net investment income......................        (0.05)           (0.01)
  Distributions from net realized capital gains.............        (0.12)            0.00
                                                              -----------       ----------
      Total distributions...................................        (0.17)           (0.01)
                                                              -----------       ----------
Net asset value, end of period..............................  $     10.66       $    10.22
                                                              ===========       ==========
Total return................................................         5.86%            2.34%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         1.35%            1.84%(a,c)
    Ratio of net investment income to average net assets....         0.53%            0.25%(a,c)
  Ratios assuming no fees reimbursed by advisor:
    Ratios of expenses to average net assets................         1.35%            2.26%(a,c)
Portfolio turnover rate.....................................           29%              32%
Net assets at end of period (millions)......................  $       4.8       $      2.9

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998. (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Blue Chip portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One Year                                    18.58%
Since inception (5/1/98)                    15.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

After a third quarter correction which began in mid-July and ended in mid-October, the market enjoyed a very strong performance to complete the year. Including a rise of 14.5% in the fourth quarter, the S&P 500 has just completed its fifth consecutive year of 20%+ gains. Much like last year, however, this remarkable performance was attributed to a relatively small number of stocks. Merrill Lynch reports that just 15 companies provided 100% of the S&P 500's return in 1999. Nearly 60% of the stocks in the Index had negative returns for the year. It was also the second consecutive year in which "growth" stocks dramatically outperformed "value" stocks. According to Ned Davis Research, Inc., large-capitalization growth stocks outperformed large-capitalization value stocks by 25.9% in 1999.

Your Ohio National Equity Income Portfolio had an outstanding year, returning 18.58% compared to the 3.34% return of the average equity income fund, as reported by Lipper Analytical Services.

This performance has been achieved by consistently choosing market-leading companies within a strategy of sector weightings similar to that of the S&P 500. During the late summer/early fall stock market correction, the Ohio National Equity Income Portfolio outperformed the S&P 500 with it's conservative strategy. Income is achieved through the use of convertible bonds and preferred stocks; further, approximately 30% of the fund's holdings is in common stocks which have raised their dividends in at least each of the last ten years.

The U.S. economy continues to be very strong and international economies are improving. Such strength has led to inflation fears, as reflected in the rising yield on the 30-year Treasury bond. The Federal Reserve is expected to increase short-term interest rates early in the new year, in an effort to cool the economy and prevent inflation. A "soft landing" with continued low inflation could allow this longest bull market on record to continue into the new millennium.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[EQUITY INCOME PORTFOLIO]

                                                            EQUITY INCOME PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)                  S&P 500 INDEX
                                                            ----------------------------------            -------------
5/98                                                                     10000.00                            10000.00
6/98                                                                      9993.00                            10143.00
12/98                                                                    10549.60                            11079.20
'6/99'                                                                   11642.50                            12450.80
'12/99'                                                                  12516.90                            13410.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  EMC Corp. Cnv Bond 3.25%
     3/15/02                               3.31
 2.  Motorola Inc                          3.03
 3.  Vertias Software Corp Conv
     1.856% 8/13/06                        2.77
 4.  Exxon Mobil                           2.51
 5.  Sun Microsystems Inc                  2.48
 6.  General Electric Co                   2.12
 7.  The Home Depot, Inc., Sub. Note
     3.25% 10/01/01                        2.00
 8.  International Business Machines
     Corporation                           1.98
 9.  Morgan Stanley                        1.96
10.  America Online Conv 4.0%
     11/15/02                              1.84

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Computer & Related                    17.26
 2.  Communications                        12.24
 3.  Electrical Equipment                   5.55
 4.  Drugs                                  5.11
 5.  Finance                                4.95

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           AEROSPACE (1.0%)
     600   Textron Inc. .........................  $   46,013
                                                   ----------
           APPLIANCES (0.6%)
     400   Whirlpool Corp. ......................      26,025
                                                   ----------
           AUTOMOTIVE & RELATED (2.1%)
   1,300   Cooper Tire and Rubber Co. ...........      20,231
   1,300   Ford Motor Co. .......................      69,469
                                                   ----------
                                                       89,700
                                                   ----------
           BANKING (3.5%)
     700   Bank of America Corp. ................      35,131
     600   Chase Manhattan Corp. ................      46,613
     900   First Union Corp. ....................      29,531
   1,200   Mellon Financial Corp. ...............      40,875
                                                   ----------
                                                      152,150
                                                   ----------
           BROADCAST RADIO & TV (0.6%)
     500   *AT&T Corp.-Liberty Media-A...........      28,375
                                                   ----------
           CHEMICALS (1.6%)
   1,092   Duponte (EI) DE Nemours & Co. ........      71,936
                                                   ----------
           COMMUNICATIONS (10.4%)
     900   AT&T Corp. ...........................      45,675
     800   *Decs Trust VI                              37,200
     900   GTE Corp. ............................      63,506
   1,195   *MCI Worldcom Inc. ...................      63,436
     900   Motorola Inc. ........................     132,525
     600   Sprint Corp. .........................      40,388
   1,100   *Tellabs Inc. ........................      70,606
                                                   ----------
                                                      453,336
                                                   ----------
           COMPUTER & RELATED (8.5%)
     627   *Apple Computer Inc. .................      64,463
     700   Amdocs Automatic......................      22,487
     400   *Cisco Systems Inc. ..................      42,850
     800   Intl. Business Machines Corp. ........      86,400
     500   *Lexmark Intl. Group Inc. CL A........      45,250
   1,400   *Sun Microsystems Inc. ...............     108,413
                                                   ----------
                                                      369,863
                                                   ----------
           CONSUMER PRODUCTS (4.2%)
     700   Johnson & Johnson.....................      65,188
   1,000   Kimberly Clark Corp. .................      65,250
     500   Procter & Gamble Co...................      54,781
                                                   ----------
                                                      185,219
                                                   ----------
           DRUGS (5.1%)
1,400...   Abbott Laboratories...................      50,837
   1,000   Bristol-Myers Squibb Co. .............      64,188
   1,000   Pharmacia & Upjohn Inc. ..............      45,000
   1,500   Schering-Plough Corp. ................      63,281
                                                   ----------
                                                      223,306
                                                   ----------
           ELECTRICAL EQUIPMENT (4.0%)
     700   Emerson Electric Co. .................      40,163
     600   General Electric Co. .................      92,850
     500   Intel Corp. ..........................      41,156
                                                   ----------
                                                      174,169
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           ENTERTAINMENT LEISURE (1.2%)
   1,800   Walt Disney Co. ......................  $   52,650
                                                   ----------
           FINANCIAL SERVICES (5.0%)
     200   Chubb Corp. ..........................      11,263
     500   Citigroup Inc. .......................      27,781
     900   Freddie Mac Federal Home Loan.........      42,356
     200   Lincoln National......................       8,000
     500   Merrill Lynch & Co. ..................      41,750
     600   Morgan Stanley Dean Witter............      85,650
                                                   ----------
                                                      216,800
                                                   ----------
           FOOD & RELATED (3.3%)
   1,700   General Mills Inc. ...................      60,775
   1,000   HJ Heinz Co. .........................      39,813
   1,200   PepsiCo Inc. .........................      42,300
                                                   ----------
                                                      142,888
                                                   ----------
           FOREIGN (1.2%)
     900   British Petro-Amoco ADR...............      53,381
                                                   ----------
           INSURANCE SERVICES (3.1%)
     700   Allstate Corp. .......................      16,800
   1,300   Citigroup Inc. .......................      72,231
     500   Marsh & McLennan Co. Inc. ............      47,844
                                                   ----------
                                                      136,875
                                                   ----------
           MACHINERY (0.5%)
     400   Ingersoll-Rand Co. ...................      22,025
           MEDICAL & RELATED (2.3%)
     700   Baxter International Inc. ............      43,969
     700   Warner-Lambert........................      57,356
                                                   ----------
                                                      101,325
                                                   ----------
           OFFICE EQUIPMENT (1.4%)
   1,300   Pitney Bowes Inc......................      62,806
                                                   ----------
           OIL, ENERGY & NATURAL GAS (4.5%)
     500   Chevron Corp. ........................      43,312
   1,713   Conoco Inc. CL B......................      42,611
   1,360   Exxon Mobil Corp. ....................     109,565
                                                   ----------
                                                      195,488
                                                   ----------
           PUBLISHING & NEWSPAPERS (1.5%)
   1,300   New York Times Co. CL A...............      63,862
                                                   ----------
           REAL ESTATE INVESTMENT TRUST (0.4%)
     400   Post Properties Inc. .................      15,300
                                                   ----------
           RETAIL (2.9%)
   1,276   Home Depot Inc. ......................      87,520
   2,000   TJX Cos. Inc. ........................      40,875
                                                   ----------
                                                      128,395
                                                   ----------
           UTILITIES (2.8%)
   1,600   Enron Corp. ..........................      71,000
   1,052   SBC Communications Inc. ..............      51,285
                                                   ----------
                                                      122,285
                                                   ----------
           TOTAL COMMON STOCK (71.7%)
            (COST $2,691,244)                      $3,134,172
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                     MARKET
 SHARES               PREFERRED STOCKS               VALUE
-------------------------------------------------------------
           BROADCAST RADIO & TV (1.1%)
     400   Cox Communications Inc. Conv. Prides
            $8.75................................  $   27,200
     200   Cox Communications Conv. Sprint PCS
            $7.75................................      19,450
                                                   ----------
                                                       46,650
                                                   ----------
           CHEMICALS (1.2%)
   1,600   Monsanto Co. Conv. $2.60..............      53,000
                                                   ----------
           COMMUNICATIONS (1.6%)
     200   Nextlink Communications Conv. ........      38,375
     300   Sprint PCS Conv. .....................      29,944
                                                   ----------
                                                       68,319
                                                   ----------
           COMPUTER & RELATED (1.4%)
     600   PSINet Inc. Conv. C...................      35,025
     500   Verio Inc. Conv. (144A)...............      28,250
                                                   ----------
                                                       63,275
                                                   ----------
           CONSUMER PRODUCTS (0.4%)
     500   Ralston Purina Co. 7% Conv. ..........      18,281
                                                   ----------
           CONTAINERS (0.8%)
   1,800   Crown Cork & Seal Conv. ..............      37,350
                                                   ----------
           FOOD & RELATED (0.6%)
     300   Suiza Foods Corp. $2.75...............      10,350
     400   Suiza Foods Corp. Conv. (144A)........      13,700
                                                   ----------
                                                       24,050
                                                   ----------
           INSURANCE SERVICES (1.3%)
     200   Jefferson Pilot 5.25% Conv. ..........      16,750
     600   Lincoln Natl. Corp. Prides $1.94......      13,200
   1,200   Conseco Inc. Prides Series F..........      28,050
                                                   ----------
                                                       58,000
                                                   ----------
           MACHINERY (0.9%)
   1,500   Ingersoll Rand Co. 6.75% Conv. .......      38,250
                                                   ----------
           TRANSPORTATION & EQUIPMENT (0.8%)
     800   Union Pacific Cibv....................      33,300
                                                   ----------
           UTILITIES (0.9%)
     900   Texas Utilities Co. Prides $4.62......      39,263
                                                   ----------
           TOTAL PREFERRED STOCKS
            (11.0%) (COST $539,488)                $  479,738
                                                   ----------

                                                     MARKET
 SHARES            CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
           COMMUNICATIONS (2.7%)
   7,000   America On-line 4.000% 11/15/02.......  $   80,509
   5,000   Exodus Communications I 5.000%
            03/15/06.............................      38,925
                                                   ----------
                                                      119,434
                                                   ----------

                                                     MARKET
 SHARES            CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
           COMPUTER & RELATED (8.5%)
  70,000   Citrix Systems Inc. Reg. Shares zero
            coupon contracts due 03/22/19........  $   62,125
  50,000   Citrix Systems Inc. (144A) zero coupon
            contracts due 03/22/19...............      44,375
  15,000   EMC Corp. 3.250% due 03/15/02.........     144,863
  45,000   Vertias Software Corp. 1.856%
            08/13/06.............................     121,331
                                                   ----------
                                                      372,694
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (1.6%)
  20,000   ASM Lithography (144A) 4.250%
            11/30/04.............................      23,125
  15,000   LSI Logic Corp. (144A) 4.250%
            03/15/04.............................      34,069
   5,000   LSI Logic Corp. 4.250% 03/15/04.......      11,356
                                                   ----------
                                                       68,550
                                                   ----------
           INDUSTRIAL SERVICES (0.8%)
   5,000   Omnicom Group Inc. 4.250% 01/03/07....      15,925
  10,000   Omnicom Group Inc. 2.250% 01/06/13....      20,462
                                                   ----------
                                                       36,387
                                                   ----------
           MEDIA & PUBLISHING (0.6%)
  20,000   Liberty Media Group (144A) 4.000%
            11/15/29.............................      25,200
                                                   ----------
           TOTAL CONVERTIBLE DEBENTURES
            (14.2%) (COST $294,944)                $  622,265
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (3.8%)
$166,000   Firstar 1.000% 01/03/00 repurchase
            price $166,014 collateralized by GNMA
            certificates pool #8375 due 02/20/24
            (cost $166,000)......................  $  166,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS
            (3.8%) (COST $166,000)...............  $  166,000
                                                   ----------
           TOTAL HOLDINGS (100.7%)
            (COST $3,691,676)(a).................  $4,402,175
                                                   ----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.7%)..................     (28,500)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $4,373,675
                                                   ==========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting and federal income tax purposes. See
    Note 1.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $168,719 or 3.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $3,691,676)...............  $4,402,175
  Cash in bank...............................         602
  Dividends and accrued interest
    receivable...............................       4,723
                                               ----------
    Total assets.............................   4,407,500
                                               ----------
Liabilities:
  Payable for securities purchased...........      10,925
  Payable for fund shares redeemed...........      11,409
  Payable for investment management services
    (note 3).................................       2,620
  Other accrued expenses.....................       8,871
                                               ----------
    Total liabilities........................      33,825
                                               ----------
Net assets at market value...................  $4,373,675
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  353,422
  Paid-in capital in excess of par value.....   3,386,029
  Accumulated net realized loss on
    investments (note 1).....................     (76,309)
  Net unrealized appreciation on investments
    (note 1).................................     710,499
  Undistributed net investment income........          34
                                               ----------
Net assets at market value...................  $4,373,675
                                               ==========
Shares outstanding (note 4)..................     353,422
Net asset value per share....................  $    12.38
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest....................................  $  7,419
  Dividends...................................    64,001
                                                --------
    Total investment income...................    71,420
                                                --------
Expenses:
  Management fees (note 3)....................    22,667
  Custodian fees (note 3).....................     4,767
  Directors' fees (note 3)....................       345
  Professional fees...........................     1,485
  Accounting and transfer agent fees..........     7,842
  Other.......................................     2,074
                                                --------
    Total expenses............................    39,180
                                                --------
    Net investment income.....................  $ 32,240
                                                --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments..........  $(70,596)
  Net increase in unrealized appreciation on
    investments...............................   592,478
                                                --------
    Net gain on investments...................   521,882
                                                --------
    Net increase in net assets from
      operations..............................  $554,122
                                                ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
From operations:
  Net investment income.....................................  $    32,240       $   13,678
  Realized loss on investments..............................      (70,596)          (5,714)
  Unrealized appreciation on investments....................      592,478          118,021
                                                              -----------       ----------
      Net increase in net assets from operations............      554,122          125,985
                                                              -----------       ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (32,206)         (13,781)
                                                              -----------       ----------
From capital share transactions (note 4):
  Received from shares sold.................................    2,198,205        2,160,574
  Received from dividends reinvested........................       32,206           13,781
  Paid for shares redeemed..................................     (598,466)         (66,745)
                                                              -----------       ----------
      Increase in net assets derived from capital share
       transactions.........................................    1,631,945        2,107,610
                                                              -----------       ----------
         Increase in net assets.............................    2,153,861        2,219,814
Net Assets:
  Beginning of period.......................................    2,219,814                0
                                                              -----------       ----------
  End of period.............................................  $ 4,373,675       $2,219,814
                                                              ===========       ==========

 FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
Per share data:
Net asset value, beginning of period........................  $     10.53       $    10.00
Income from investment operations:
  Net investment income.....................................         0.11             0.07
  Net realized and unrealized gain on investments...........         1.85             0.53
                                                              -----------       ----------
    Total income from investment operations.................         1.96             0.60
                                                              -----------       ----------
Less distributions:
  Dividends from net investment income......................        (0.11)           (0.07)
                                                              -----------       ----------
Net asset value, end of period..............................  $     12.38       $    10.53
                                                              ===========       ==========
Total return................................................        18.58%            5.92%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         1.28%            1.77%(a,c)
    Ratio of net investment income to average net assets....         1.05%            1.04%(a,c)
  Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         1.28%            2.41%(a,c)
Portfolio turnover rate.....................................           50%              38%
Net assets at end of period (millions)......................  $       4.4       $      2.2

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998, (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Equity Income portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.
 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURNS:

One-year                                     1.95%
Since inception (5/1/98)                     1.10%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

High yield bonds generated attractive relative returns in 1999 although absolute returns were tempered by the general rise in interest rates and increasing default rates. The spread between the First Boston High Yield Index and US Treasury securities narrowed approximately 75 basis points as 1998's emerging market problems did not dampen domestic economic growth in 1999. In fact, strong economic growth and the resilience of emerging market economies were the primary drivers in the roughly 175 basis point rise in the yield on 10-year Treasuries, which dampened the performance of most fixed income securities. Default rates, which reached their highest level since 1991, also negatively impacted returns for high yield securities. The rise in default rates, despite a strong economy, was the result of 1998's decline in energy prices which impacted many energy companies in early 1999, and the high level of issuance in the 1996-1998 time period. Historically, there is a correlation between periods of heavy issuance and defaults on a lagged basis. For the year as a whole, spread tightening coupled with the higher coupon returns available on high yield securities more than offset the increase in default losses as the Lehman Brothers High Yield Bond Index returned 2.39%, outperforming the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, which returned -0.82%.

The fund (adjusted for expenses) outperformed the Lehman Brothers High Yield Bond Index in 1999. The fund's overweight in the telecommunication sector positively impacted performance. Strong performers would include Telesystem International, Triton PCS, Nextel, Teligent and Millicom. The fund's overweight in cable TV and broadcasting also aided performance. The fund also had a much lower default rate than the approximately 4% rate for the market as a whole. Merger and acquisition activity positively impacted total returns as companies such as Fox Liberty Media and Metronet engaged in transactions which benefited bondholders. On the negative side, the fund's underweight in energy hurt performance given the strong rebound in oil prices. Also, positions in Paging Network, Ameriserve, Pillowtex, Dialog and Revlon negatively impacted performance based on disappointing financial performance.

Looking into 2000, we believe that strong economic growth worldwide, coupled with attractive yield spreads, will lead to good relative performance for high yield bonds. However, possible Fed rate increases to slow the domestic economy may temper absolute returns. We believe default rates, which increased in 1999 to their highest level in 8 years, will remain above average for the next few quarters. However, given the high percentage of securities currently trading at distressed levels, the performance impact of these defaults have, to some degree, already been felt.

From a portfolio perspective, we continue to like the telecommunications sector as strong operating gains and consolidation activity provide opportunities for strong relative returns. We also think that cable TV plant upgrades in both the US and western Europe will lead to strong performance by fund holdings in companies such as UPC/United Pan European, NTL and Charter Communications. We also believe that specific fund holdings in healthcare and chemicals, which underperformed in 1999, are poised to rebound in 2000.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                             HIGH INCOME BOND PORTFOLIO
                                                         (COMMENCED OPERATIONS MAY 1, 1998)   MERRILL LYNCH HIGH-YIELD BOND INDEX
                                                         ----------------------------------   -----------------------------------
5/98                                                                  10000.00                             10000.00
6/98                                                                  10090.00                             10118.00
12/98                                                                  9958.83                             10036.00
6/99                                                                  10172.00                             10312.00
12/99                                                                 10157.70                             10312.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Chancellor Media Corp. 8.125%
     12/15/07                               2.39
 2.  Tenet Healthcare Corporation,
     Sr Sub 144a 8.125% 12/01/08            1.89
 3.  NTL Incorporated, Sr Deferred
     0% Coupon until 4/1/03 then
     9.75% 4/1/08                           1.82
 4.  Premier Parks, Inc. 0% Coupon
     until 4/1/03 then 10.00% 4/1/08        1.79
 5.  Level 3 Communications, Inc.,
     Sr Note 9.125% 5/01/08                 1.70
 6.  Polymer Group, Inc. 8.75%
     3/1/08                                 1.53
 7.  Sinclair Broadcast Group, Inc.
     8.75% 12/15/07                         1.48
 8.  McLeodusa Inc. 0% Cpn until
     3/1/02 then 10.50% 3/1/07              1.47
 9.  Intermedia Communication Sr
     Note 8.60% 6/1/08                      1.47
10.  Allied Waste North Ameri Sr
     Note Series 7 7.625% 11/1/06           1.44

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                     % of Net Assets
     Telecommunications &
 1.  Cellular                             25.09
 2.  Broadcast Radio & TV                  9.04
 3.  Cable Television                      8.13
 4.  Consumer Products                     6.23
 5.  Medical & Related                     6.14

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           ADVERTISING (0.4%)
$ 50,000   Lamar Advertising Co. 8.625%
            09/15/07............................  $    49,250
                                                  -----------
           AEROSPACE (0.7%)
  50,000   Anteon Corp. 12.000% 05/15/09........       46,750
  50,000   Fairchild Corp. 10.750% 04/15/09.....       42,750
                                                  -----------
                                                       89,500
                                                  -----------
           AUTOMOTIVE & RELATED (2.8%)
  50,000   Aftermarket Technology Series D
            12.000% 08/01/04....................       50,375
 100,000   American Axle & Manufacture 9.750%
            03/01/09............................      101,250
  50,000   Collins & Aikman Products 11.500%
            04/15/06............................       49,750
  50,000   HDA Parts System Inc. 12.00%
            08/01/05............................       45,750
  50,000   J.L. French Automotive C 11.500%
            06/01/09 (144A).....................       51,375
  50,000   Transportation Mfg. Operation 11.250%
            05/01/09............................       51,500
                                                  -----------
                                                      350,000
                                                  -----------
           BANKING (0.4%)
  50,000   GS Escrow Corp. 7.125% 08/01/05......       45,384
                                                  -----------
           BROADCAST RADIO & TV (9.0%)
 100,000   ACME Television 10.875% 09/30/04.....       90,500
  50,000   *Big City Radio Inc. due 03/15/05 0%
            till 3/15/01 then 11.250%...........       32,500
 300,000   Chancellor Media Corp. 8.125%
            12/15/07............................      301,875
 100,000   Chancellor Media Corp. 9.000%
            10/01/08............................      104,500
 150,000   Echostar DBS Corp. 9.375% 02/01/09...      151,875
 150,000   *Fox/Liberty Networks LLC due
            08/15/07 0% till 08/01/02 then
            9.750%..............................      121,500
  50,000   Orion Network Systems 11.250%
            01/15/07............................       37,750
 200,000   Sinclair Broadcast Group 8.750%
            12/15/07............................      187,000
 175,000   *United Intl. Holdings Series B due
            02/15/08 0% till 02/15/03 then
            10.750%.............................      112,875
                                                  -----------
                                                    1,140,375
                                                  -----------
           BUILDING & CONSTRUCTION (0.7%)
  50,000   Formica Corp. 10.875% 03/01/09.......       46,000
  50,000   Juno Lighting Inc. 11.875%
            07/01/09............................       46,750
                                                  -----------
                                                       92,750
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           BUSINESS SERVICES (3.1%)
$ 50,000   Buhrmann US Inc 12.250% 11/01/09
            (144A)..............................  $    52,250
  75,000   Dialog Corp. PLC 11.000% 11/15/07....       36,375
 100,000   Fisher Scientific Intl. 9.000%
            02/01/08............................       96,250
 100,000   Sitel Corp. NT 9.250% 03/15/06.......       94,625
  50,000   URS Corp. 12.250% 05/01/09 (144A)....       52,625
 100,000   US Office Products Co. 9.750%
            06/15/08............................       52,500
                                                  -----------
                                                      384,625
                                                  -----------
           CABLE TV (9.3%)
 175,000   CSC Holdings Inc. 9.250% 11/01/05....      179,813
 100,000   *Charter Communications H due
            04/01/11 0% till 04/01/04 then
            9.920%..............................       59,125
 125,000   *Diamond Cable Comm. PLC due 02/15/07
            0% till 02/15/02 then 10.750%.......      103,125
 100,000   Lenfest Communication 8.375%
            11/01/05............................      102,500
 325,000   *NTL Inc. due 04/01/08 0% till
            04/01/03 then 9.750%................      229,125
  75,000   *NTL Inc. due 10/01/08 0% till
            10/01/03 then 12.375%...............       53,063
 100,000   Pegasus Communication Series B 9.625%
            10/15/05............................      101,500
  50,000   *RCN Corp. Ser. B due 02/15/08 0%
            till 02/15/03 then 9.800%...........       32,875
 175,000   *Telewest Communication PLC due
            10/01/07 0% till 10/01/00 then
            11.000%.............................      164,500
 200,000   *United Pan-Europe Communications due
            08/01/09 0% till 08/01/04 then
            12.500%.............................      114,000
  50,000   *United Pan-Europe Communications due
            11/01/09 0% till 11/01/04 then
            13.375% (144A)......................       28,750
                                                  -----------
                                                    1,168,376
                                                  -----------
           CHEMICALS (5.4%)
  50,000   General Chemical Ind. Products
            10.625% 05/01/09....................       49,750
  50,000   Georgia Gulf Corp. 10.375% 11/01/07
            (144A)..............................       52,437
  50,000   Huntsman Corp. 9.500% 07/01/07
            (144A)..............................       47,750
  50,000   Huntsman ICI Chemicals 10.125%
            07/01/09 (144A).....................       51,500
 150,000   Lyondell Chemical Co. 10.875%
            05/01/09............................      159,000
 200,000   Polymer Group Inc. 8.750% 03/01/08...      193,000
  50,000   Sterling Chemicals Inc. 11.750%
            08/15/06............................       37,750

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CHEMICALS (CONTINUED)
$ 50,000   Texas Petrochemicals Corp. 11.125%
            07/01/06............................  $    43,750
  50,000   United Industries Corp. 9.875%
            04/01/09............................       46,000
                                                  -----------
                                                      680,937
                                                  -----------
           CONSUMER PRODUCTS (6.2%)
  75,000   Albecca Inc. 10.750% 08/15/08........       51,375
 100,000   Amscan Holdings Inc. 9.875%
            12/15/07............................       85,000
 100,000   Chattem Inc. Series B 8.875%
            04/01/08............................       94,000
 100,000   NBTY Inc. 8.625% 09/15/07............       93,500
 100,000   Playtex Family Products Corp. 9.000%
            12/15/03............................       99,750
 150,000   Revlon Consumer Products Corp. 8.625%
            02/01/08............................       77,250
  50,000   Scotts Co. 8.620% 01/15/09 (144A)....       49,000
 125,000   *Sealy Mattress Co. Series B due
            12/05/07 0% till 12/15/02 then
            10.875%.............................       88,125
  50,000   Sleepmaster L.L.C. 11.000% 05/15/09
            (144A)..............................       50,312
  50,000   True Temper Sports Inc. Ser.B 10.875%
            12/01/08............................       48,000
  50,000   Volume Services America 11.250%
            03/01/09............................       49,500
                                                  -----------
                                                      785,812
                                                  -----------
           DIVERSIFIED MANUFACTURING (0.4%)
  50,000   *Blout Inc. 13.000% 08/01/09
            (144A)..............................       53,000
                                                  -----------
           CONTAINERS (1.2%)
  50,000   Packaging Corp. of America 9.625%
            04/01/09............................       51,500
  50,000   Russell Stanley Holdings 10.875%
            02/15/09............................       43,750
  50,000   Tenki-Plex Inc. 9.250% 03/01/08......       51,000
                                                  -----------
                                                      146,250
                                                  -----------
           ECOLOGICAL SERVICES & EQUIPMENT (2.2%)
 200,000   Allied Waste N.A. 7.625% 01/01/06....      181,000
 100,000   Allied Waste N.A. 10.000% 08/01/09
            (144A)..............................       89,500
                                                  -----------
                                                      270,500
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           ELECTRICAL EQUIPMENT (2.7%)
$100,000   Amphenol Corp. 9.875% 05/15/07.......  $   104,500
  50,000   SCG Holding Corp. 12.000% 08/01/09
            (144A)..............................       53,375
 100,000   Telecommunications Techniques 9.750%
            05/15/08............................       91,500
 100,000   Wesco Distribution Inc. 9.125%
            06/01/08............................       94,500
                                                  -----------
                                                      343,875
                                                  -----------
           ENTERTAINMENT & LEISURE (2.7%)
 100,000   *Amf Bowling Worldwide Inc. due
            03/15/06 0% till 03/15/01 then
            12.250%.............................       33,500
 325,000   *Premier Parks Inc. due 04/01/08 0%
            till 04/01/03 then 10.000%..........      225,875
 100,000   Regal Cinemas Inc. 9.500% 06/01/08...       78,000
                                                  -----------
                                                      337,375
                                                  -----------
           FOOD & RELATED (3.8%)
  50,000   Agrilink Foods Inc. 11.875%
            11/01/08............................       50,500
 150,000   Ameriserve Food Distribution Inc.
            10.125% 07/15/07....................       51,750
 100,000   Aurora Foods Inc. 9.875% 02/15/07....      101,750
  50,000   Dominos Inc. 10.375% 01/15/09........       48,375
 100,000   Eagle Family Foods 8.750% 01/15/08...       76,500
 100,000   International Home Foods 10.375%
            11/01/06............................      104,250
  50,000   Triarc Consumer Products 10.250%
            01/15/09 (144A).....................       48,125
                                                  -----------
                                                      481,250
                                                  -----------
           FIBER OPTICS (1.2%)
  50,000   Metromedia Fiber Network 10.000%
            12/15/09............................       51,250
 100,000   Williams Communications 10.875%
            10/01/09............................      105,250
                                                  -----------
                                                      156,500
                                                  -----------
           FINANCIAL SERVICES (0.4%)
  50,000   RBF Finance Co. 11.375% 03/15/09.....       54,000
                                                  -----------
           HOTELS & LODGING (1.3%)
  50,000   Florida Panthers RST 9.875%
            04/15/09............................       48,750
 125,000   HMH Properties Inc. Series B 7.875%
            08/01/08............................      113,125
                                                  -----------
                                                      161,875
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           INTERNET SOFTWARE (1.6%)
$100,000   Psinet Inc. 10.000% 02/15/05.........  $    99,500
  50,000   Psinet Inc. 11.000% 08/01/09.........       51,500
  50,000   Verio Inc. 10.625% 11/15/09 (144A)...       51,250
                                                  -----------
                                                      202,250
                                                  -----------
           MEDICAL & RELATED (6.1%)
 125,000   Columbia HCA Healthcare 6.910%
            06/15/05............................      113,785
 100,000   Conmed Corp. 9.000% 03/15/08.........       94,000
  50,000   Dade Intl. Inc. Series B 11.125%
            05/01/06............................       49,250
  50,000   Genesis Health Ventures 9.250%
            10/01/06............................       20,750
  50,000   Hanger Orthopedic Group 11.250%
            06/15/09............................       51,625
 100,000   Hudson Respiratory Care Inc. 9.125%
            04/15/08............................       80,500
 100,000   Kinetic Concepts Corp. 9.625%
            11/01/07............................       74,500
 250,000   Tenet Health Corp. 8.125% 12/01/08...      238,125
  50,000   Unilab Corp. 12.750% 10/01/09
            (144A)..............................       52,250
                                                  -----------
                                                      774,785
                                                  -----------
           METAL & MINING (1.0%)
  75,000   AEI Resources Inc. 11.500% 12/15/06
            (144A)..............................       49,125
  50,000   Neenah Corp. 11.125% 05/01/07........       46,500
  50,000   Republic Technologies 13.750%
            07/15/09 (144A).....................       33,250
                                                  -----------
                                                      128,875
                                                  -----------
           OIL, ENERGY & NATURAL GAS (2.1%)
 100,000   Pride Petroleum Services 9.375%
            05/01/07............................      100,500
  50,000   *R&B Falcon Corp. 12.250% 03/15/06...       55,500
  50,000   *RCN Corp. due 10/15/07 0% till
            10/15/02 then 11.125%...............       35,750
  75,000   Triton Energy Ltd. 8.750% 04/15/02...       75,563
                                                  -----------
                                                      267,313
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           RENTAL AUTO/EQUIPMENT (1.5%)
$ 50,000   Nationsrent Inc. 10.375% 12/15/08....  $    49,125
  50,000   United Rentals Inc. 9.250%
            01/15/09............................       48,125
 100,000   United Rentals Inc. 9.000%
            04/01/09............................       94,500
                                                  -----------
                                                      191,750
                                                  -----------
           TELECOMMUNICATIONS & CELLULAR (22.9%)
  50,000   American Cellular Corp. 10.500%
            05/15/08............................       55,375
  50,000   Arch Communications Group 12.750%
            07/01/07............................       39,750

           TELECOMMUNICATIONS & CELLULAR (CONTINUED)
 150,000   *Call-Net Enterprises Inc. due
            08/15/07 0% till 8/15/02 then
            9.270%..............................       83,625
 100,000   *Call-Net Enterprises Inc. due
            05/15/09 0% till 05/15/04 then
            10.800%.............................       48,500
  50,000   Centennial Cellular Corp. 10.750%
            12/15/08............................       53,875
 100,000   *Crown Castle Intl. Corp. due
            05/15/11 0% till 05/15/04 then
            10.375%.............................       63,000
 100,000   *Crown Castle Intl. Corp. due
            08/01/11 0% till 08/01/04 then
            11.250%.............................       63,000
 175,000   Global Crossing 9.500% 11/15/09
            (144A)..............................      173,906
  50,000   Hermes Europe Railtel B.V. 10.375%
            01/15/09............................       49,625
  50,000   Hermes Europe Railtel B.V. 11.500%
            08/15/07............................       51,625
 200,000   Intermedia Communications 8.600%
            06/01/08............................      185,500
 100,000   *Level 3 Communication Inc. due
            12/01/08 0% till 12/01/03 then
            10.500%.............................       61,250
 225,000   Level 3 Communication Inc. 9.125%
            05/01/08............................      214,031
 225,000   *McLeod USA Inc. due 03/01/07 0% till
            03/01/02 then 10.500%...............      185,625
 100,000   *Millicom International due 06/01/06
            0% till 06/01/01 then 13.500%.......       83,000
 225,000   *Nextel Communications due 02/15/08
            0% till 02/15/03 then 9.950%........      160,875
 175,000   Nextel Communications 9.375% 11/15/09
            (144A)..............................      172,813
 225,000   *Nextlink Communications due 04/15/08
            0% 04/15/03 then 9.450%.............      142,875
 100,000   Nexlink Communications 10.750%
            06/01/09............................      104,250
  50,000   Paging Network 10.125% 08/01/07......       15,750
 125,000   *Qwest Communications Intl. due
            10/15/07 0% 10/15/02 then 9.470%....      101,250
 100,000   Rogers Cantel 8.800% 10/01/07........      101,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & CELLULAR (CONTINUED)
$150,000   *Telesystem Intl. Wireless Ser. B due
            06/30/07 0% till 06/30/02 then
            13.250%.............................  $    96,750
  75,000   Teligent Inc. 11.500% 12/01/07.......       73,875
  50,000   Teligent Inc. 11.500% 03/01/08.......       30,250
 100,000   *Triton PCS Inc. due 05/01/08 0% till
            05/01/03 then 11.000%...............       71,500
  50,000   US Exchange L.L.C. 15.000%
            07/01/08............................       48,125
  50,000   US Unwired Inc. 13.375% 11/01/09
            (144A)..............................       29,250
 225,000   *Viatel Inc. due 04/15/08 0% till
            04/15/03 then 12.500%...............      142,875
 125,000   *VoiceStream Wireless Holdings due
            11/15/09 0% till 11/15/04 then
            11.875% (144A)......................       75,938
 100,000   *Winstar Communications I due
            03/15/08 0% till 09/15/03 then
            11.000%.............................      102,500
                                                  -----------
                                                    2,882,063
                                                  -----------
           TEXTILES & RELATED (0.8%)
  50,000   GFSI Inc. Series B 9.625% 03/01/07...       31,250
  75,000   Glenoit Corp. 11.000% 04/15/07.......       19,125
 100,000   Pillowtex Corp. 10.000% 11/15/06.....       46,500
                                                  -----------
                                                       96,875
                                                  -----------
           TRANSPORTATION & EQUIPMENT (2.2%)
  50,000   Allied Holdings Inc. 8.625%
            10/01/07............................       44,500
  50,000   Gearbulk Holding Ltd. 11.250%
            12/01/04............................       51,625
  50,000   Johnstown America Inc. 11.75%
            08/15/05............................       51,125
  50,000   Railworks Corp. 11.500% 04/15/09.....       50,875
 125,000   Stena Line AB 10.625% 06/01/08.......       75,625
                                                  -----------
                                                      273,750
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           UTILITIES (0.7%)
$ 50,000   Caithness Coso Fund Corp. 9.050%
            12/15/09............................  $    50,000
  50,000   *Niagara Mohawk Power Series H due
            07/01/10 0% till 07/01/03 then
            8.500%..............................       37,456
                                                  -----------
                                                       87,456
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (92.8%)
            (COST $12,392,694)..................  $11,696,751
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           MEDIA & PUBLISHING (0.9%)
   1,300   Primedia Inc. Series H 8.625%
            04/01/10............................      113,425
                                                  -----------
           OIL, ENERGY & NATURAL GAS (0.4%)
      51   R&B Falcon Corp. 13.875%.............       54,838
                                                  -----------
           TELECOMMUNICATIONS (0.3%)
      50   Benedek Communications 11.500%
            05/18/08............................       40,250
                                                  -----------
           TOTAL PREFERRED STOCKS (1.6%) (COST
            $228,650)...........................  $   208,513
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
$475,000   Firstar Bank 1.000% due 01/03/00
            repurchase price $475,039
            collateralized by GNMA certificates,
            pool # 8375 due 02/20/24 (cost
            $475,000)...........................  $   475,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (3.8%)
            (COST $475,000).....................  $   475,000
                                                  -----------
           TOTAL HOLDINGS (98.2%) (COST
            $13,096,344) (a)....................  $12,380,264
                                                  -----------
           CASH & RECEIVABLES, (1.8%) NET OF
            LIABILITIES.........................      230,227
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $12,610,491
                                                  ===========

---------------

    * Non-income producing securities.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,163,469 or 9.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

  (a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1)(cost $13,096,344)..............  $12,380,264
  Cash in bank..............................          976
  Receivable for fund shares sold...........       21,314
  Dividends and accrued interest
    receivable..............................      233,755
  Other.....................................           27
                                              -----------
    Total assets............................   12,636,336
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........          988
  Payable for investment management services
    (note 3)................................        7,997
  Other accrued expenses....................       16,860
                                              -----------
    Total liabilities.......................       25,845
                                              -----------
Net assets at market value..................  $12,610,491
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,367,917
  Paid-in capital in excess of par value....   12,141,837
  Accumulated net realized loss on
    investments (note 1)....................     (196,803)
  Net unrealized depreciation on investments
    (note 1)................................     (716,080)
  Undistributed net investment income.......       13,620
                                              -----------
Net assets at market value..................  $12,610,491
                                              ===========
Shares outstanding (note 4).................    1,367,917
Net asset value per share...................  $      9.22
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest....................................  $ 831,914
  Dividends...................................     11,211
                                                ---------
    Total investment income...................    843,125
                                                ---------
Expenses:
  Management fees (note 3)....................     86,401
  Custodian fees (note 3).....................     13,727
  Directors' fees (note 3)....................        348
  Professional fees...........................      1,512
  Accounting and transfer agent fees..........     26,401
  Other.......................................      2,144
                                                ---------
    Total expenses............................    130,533
                                                ---------
    Net investment income.....................  $ 712,592
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments..........  $(196,803)
  Net increase in unrealized depreciation on
    investments...............................   (299,814)
                                                ---------
    Net loss on investments...................   (496,617)
                                                ---------
    Net increase in net assets from
      operations..............................  $ 215,975
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      MAY 1, 1998 TO
                                                                  1999        DECEMBER 31, 1998
                                                              ------------    -----------------
From operations:
  Net investment income.....................................  $    712,592       $   385,649
  Realized gain (loss) on investments.......................      (196,803)           18,061
  Unrealized depreciation on investments....................      (299,814)         (416,266)
                                                              ------------       -----------
      Net increase (decrease) in net assets from
       operations...........................................       215,975           (12,556)
                                                              ------------       -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (698,972)         (386,035)
  Capital gains distributions...............................             0           (18,061)
                                                              ------------       -----------
      Total dividends and distributions.....................      (698,972)         (404,096)
                                                              ------------       -----------
From capital share transactions (note 4):
  Received from shares sold.................................     2,977,591        10,451,643
  Received from dividends reinvested........................       698,972           404,096
  Paid for shares redeemed..................................    (1,013,822)           (8,340)
                                                              ------------       -----------
      Increase in net assets derived from capital share
       transactions.........................................     2,662,741        10,847,399
                                                              ------------       -----------
         Increase in net assets.............................     2,179,744        10,430,747
Net Assets:
  Beginning of period.......................................    10,430,747                 0
                                                              ------------       -----------
  End of period (a).........................................  $ 12,610,491       $10,430,747
                                                              ============       ===========
(a) Includes undistributed net investment income of.........  $     13,620       $         0
                                                              ============       ===========

 FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED     MAY 1, 1998 TO
                                                                 1999       DECEMBER 31, 1998
                                                              ----------    -----------------
Per share data:
Net asset value, beginning of period........................    $ 9.59           $10.00
Income (loss) from investment operations:
  Net investment income.....................................      0.57             0.38
  Net realized and unrealized loss on investments...........     (0.38)           (0.40)
                                                                ------           ------
    Total Income (loss) from investment operations..........      0.19            (0.02)
                                                                ------           ------
Less distributions:
  Dividends from net investment income......................     (0.56)           (0.37)
  Distributions from net realized capital gains.............      0.00            (0.02)
                                                                ------           ------
    Total distributions.....................................     (0.56)           (0.39)
                                                                ------           ------
Net asset value, end of period..............................    $ 9.22           $ 9.59
                                                                ======           ======
Total return................................................     1.95%             0.20%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.13%             1.20%(a)
  Ratio of net investment income to average net assets......     6.19%             5.79%(a)
Portfolio turnover rate.....................................       31%               11%
Net assets at end of period (millions)......................    $ 12.6           $ 10.4

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998. (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (a)

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF DECEMBER 31, 1999

TOTAL RETURN:
One-Year                                   202.38%
Since inception (5/1/98)                   107.06%

A substantial portion of the Capital Growth portfolio's investments have been in initial public offerings or recent issues of technology companies that were purchased during a period favorable for those stocks. There can be no assurance that such investments will continue to be as available or that they will continue to have so positive an effect on the portfolio's future performance. Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

We concluded a memorable year of performance in 1999 with very strong 4th quarter performance, as investors flocked to fast growth stocks in both the Russell 2000 Growth and the NASDAQ indices.

The Ohio National Capital Growth portfolio rose 62.91% in the fourth quarter, against a gain of 33.39% in the benchmark Russell 2000 Growth. We managed to outperform the benchmark in every quarter this year, leading to a calendar year return of 202.38% for the Ohio National Capital Growth portfolio, against a 43.09% rise in the Russell 2000 Growth.

Investors' interest in small stocks broadened in the fourth quarter, fueling the strong rally in the Russell 2000 Growth. In the fourth quarter, eight of the 11 Russell sectors produced positive performance. While we continued to emphasize technology, our results were bolstered by strong performance from other sectors as well.

We enjoyed strong returns from a number of stocks in the healthcare sector where technology is merging into traditional healthcare and biotech to create emerging growth investment opportunities. The focus of much of this new work is towards prediction and prevention of illness rather than the traditional detection and treatment of disease. Companies like Medarex Incorporated and Abgenix, Inc. are pioneering new techniques in applying the study of DNA within a technology framework. Typically these companies work closely with large drug companies to accelerate their research and testing capabilities as the drug companies look to create and rollout the next blockbuster drug.

Cytyc Corporation has applied new technology to cervical cancer screening. Historically this test has had a high margin of error. Cytyc has introduced a new technology that has made their version of the test more dependable. This enhanced reliability has made Cytyc's ThinPrep System very popular among healthcare providers. In turn, most HMO's are now providing partial or full reimbursement on the ThinPrep Test, helping to fuel it's growth in the marketplace.

We began accumulating the stock in late spring of this year when the stock was reasonably undiscovered and had a market capitalization under $500 million. Since then Cytyc has announced triple digit revenue and earnings increases for the last two quarters, dramatically increasing visibility of the companies fundamental story. The stock has moved up strongly in the third and fourth quarters, finishing the year with a market cap over $1 billion.

Investor's appetite for fast growing stocks that are powering technology growth seemed nearly insatiable in the quarter. The tech heavy NASDAQ rose 48.18% in the fourth quarter alone! Gains in technology stocks also drove the strong 33.39% return in the benchmark, the Russell 2000 Growth. This strong performance also helped to expand the technology sector weighting of the Russell 2000 Growth from 22% at the beginning of the year to 34% at year-end.

Throughout the fourth quarter we maintained our yearlong emphasis on technology companies. We continue to find many exciting companies that are creating change in various sectors of the economy including telecommunications, media, hardware, software, and above all, how businesses leverage the Internet.

Forrester Research estimates the market for internet and e-commerce services to grow from $5.4 billion in 1998 to $32.7 billion in 2002, creating a business opportunity with a compounded annual growth rate of 57%. The struggle for most traditional, large companies is how to make their business more Web friendly, and then how to integrate these new internet based applications with their existing "legacy" systems. The supply of systems professionals with these technical skills is constrained, and corporate America is thin

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.
                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (a) (CONTINUED)

on this expertise. This creates a major opportunity for small, fast moving consulting firms to fill the void.

We owned a broad number of companies that provide internet system integration and consulting services. Earlier in the year, we sensed that Fortune 1000 companies would spend significantly and quickly to get Internet capabilities built. We took significant positions in companies like Sapient Corporation. We have known these companies for a long time and believe they are well positioned to gain in this internet spending race. We also invested in newcomers like Proxicom and Scient Corporation, and were rewarded with strong performance through the third and fourth quarters from these stocks as well.

Many of the stocks came public this year. We often participated in the Initial Public Offering of these companies, and added to our positions over time. Valuation of these stocks is not easy as the companies have short operating histories, and valuations based on revenue multiples accelerated quickly. Nonetheless, we developed metrics based on factors such as gross margins, revenue per billable personnel, average engagement size, and sales force growth and productivity. In addition we found it useful to build our own, more realistic revenue and earnings models rather than rely solely on Street models, which we find are often built to focus on large quarterly outperformance.

Nearly all the stocks have produced meaningful returns to the portfolio, as investors have been attracted to the companies rapid revenue growth opportunity, and as investors seeking internet exposure rotated out of more consumer based internet investment opportunities.
1999 was a banner year for IPO volume as more than $75 billion (though mid December) of new equity was issued, surpassing the previous record set in 1997. We aggressively mined the IPO universe for new Emerging Growth investment supply, participating in over 150 IPOs in calendar 1999. And we held onto to many of these issues as we continued our research process on the companies as they matured. Interestingly, the IPO position's impact on performance was not that significant. We calculate that IPOs contributed only about 22% of the portfolio's total return for 1999.

Two of our largest contributors to return, Network Solutions and Knight/Trimark Group, were companies that came public in 1997 and 1998. We participated in those companies IPOs and had built a strong knowledge base on the companies, giving us the edge to own them in a meaningful way in 1999. This provides a confirmation that our emerging growth research process pays off for investors over time.

While we enjoyed a banner year in 1999, we remain optimistic as we enter a new year. At the fundamental level, we see many companies with very compelling growth opportunities, and with the capabilities in place to succeed in their respective market. The volume of IPO's has provided us ample supply of investment ideas. However, we are somewhat concerned about the flood of investor money into this emerging growth space. It is reasonable to expect continued volatility. As always, we will seek to take advantage of these periods of volatility to improve the portfolio for the long term.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                  CAPITAL GROWTH PORTFOLIO              RUSSELL 2000 INDEX
                                                                  ------------------------              ------------------
5/98                                                                      10000.00                          10000.00
6/98                                                                       9706.00                           9450.00
12/98                                                                     10339.80                           8776.22
6/99                                                                      18424.50                           9590.65
12/99                                                                     31281.10                          10641.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Network Solutions                      3.11
 2.  BEA Systems Inc.                       2.48
 3.  Knight/Trimark Group                   1.75
 4.  NETIQ Corp.                            1.52
 5.  Infospace.COM Inc.                     1.37
 6.  Exchange Application                   1.27
 7.  24/7 MEDIA Inc.                        1.25
 8.  Infinity                               1.21
 9.  ISS Group, Inc.                        1.09
10.  Silknet Software                       1.06

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1999

                                      % of Net Assets
 1.  Computer and Related                  22.23
 2.  Internet Software                     11.79
 3.  Radio                                  5.54
 4.  Internet Content                       5.47
 5.  Telecommunication Services             4.20

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              ADVERTISING (0.7%)
      2,300   *Lamar Advertising Co. ...........  $   139,294
                                                  -----------
              APPLICATION SOFTWARE (1.9%)
      1,200   *HNC Software Inc. ...............      126,900
         50   *Ondisplay Inc. ..................        4,544
        900   *Sapient Corp. ...................      126,844
      1,400   *Siebel Systems Inc. .............      117,600
                                                  -----------
                                                      375,888
                                                  -----------
              AUTO/VIDEO EQUIPMENT (0.4%)
      1,200   *Gemstar Intl. Group Ltd. ........       85,500
                                                  -----------
              BROADCAST RADIO & TV (5.6%)
      1,500   *AMFM Inc. .......................      117,375
      2,350   *Citadel Communications Corp. ....      152,456
      1,500   *Cox Radio Inc. CL A .............      149,625
        350   *Cumulus Media Inc. ..............       17,763
      2,400   *EnteCorp. om Communications
               Inc. ............................      158,400
      1,400   *Hispanic Broadcasting Corp. .....      129,106
      6,800   *Infinity Broadcasting Corp. .....      246,075
      3,800   *Spanish Broadcasting System
               Inc. ............................      152,950
        200   *Wink Communications Inc. ........       12,012
        250   *XM Satellite Radio Holdings .....        9,531
                                                  -----------
                                                    1,145,293
                                                  -----------
              BUSINESS SERVICES (1.6%)
      4,500   *Acxiom Corp. ....................      108,000
        300   *Ebenx Inc. ......................       13,575
      1,100   *Fiserv Inc. .....................       42,144
        800   *Hotjobs.com Ltd. ................       34,950
      1,800   *Memberworks Inc. ................       59,737
      2,000   *On Assignment Inc. ..............       59,750
                                                  -----------
                                                      318,156
                                                  -----------
              CHEMICALS (0.7%)
      4,700   *Surmodics Inc. ..................      141,000
                                                  -----------
              COMMUNICATIONS (2.4%)
      1,900   *Echostar Communications .........      185,250
        900   *Emmis Broadcasting Corp CL A ....      112,176
      1,500   *Filenet Corp. ...................       38,250
      1,600   *Intraware Inc. ..................      126,400
        700   *Research In Motion ..............       32,331
                                                  -----------
                                                      494,407
                                                  -----------
              COMPUTER DATA SECURITY (1.9%)
        500   *Check Point Software Tech
               Ltd. ............................       99,375
      3,100   *ISS Group Inc. ..................      220,487
        800   *RSA Security Inc. ...............       62,000
                                                  -----------
                                                      381,862
                                                  -----------
              COMPUTER & RELATED (6.2%)
      2,500   *Covad Communications Group ......      139,844
        350   *Immersion Corp. .................       13,431
      2,900   *Network Solutions ...............      630,931
      1,050   *Primus Knowledge Solutions ......       47,578
        500   *Sandisk Corp. ...................       48,125
      2,900   *Silicon Storage Technology ......      119,625

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              COMPUTER & RELATED CONTINUED
      2,300   *TSI Intl. Software Ltd. .........  $   130,237
        950   *Vertias Software Corp. ..........      135,969
                                                  -----------
                                                    1,265,740
                                                  -----------
              COMPUTER SERVICES (0.5%)
      1,200   *Bisys Group Inc. ................       78,300
        700   *Seue Software Inc. ..............       17,500
                                                  -----------
                                                       95,800
                                                  -----------
              COMPUTER SOFTWARE (13.9%)
     11,200   *Activision Inc. .................      171,500
      2,200   *Aspect Development Inc. .........      150,700
      7,200   *Bea Systems Inc. ................      503,550
      1,600   *Bluestone Software ..............      184,000
      1,500   *Broadbase Software Inc. .........      168,750
      1,500   *Business Objects SA .............      200,437
      2,600   *Digex Inc. ......................      178,750
      4,600   *Exchange Applications Inc. ......      257,025
        700   *Extended Systems Inc. ...........       33,512
      1,200   *Informatica Corp. ...............      127,650
      2,600   *Interactive Intelligence ........       69,225
      1,400   *Mercury Interactive Corp. .......      151,113
      5,900   *Netiq Corp. .....................      307,169
      4,000   Sagent Technology Inc. ...........      119,750
      2,250   *Scientific Learning Corp. .......       82,125
        650   *Tibico Software Inc. ............       99,450
         50   *VA Linux Systems Inc. ...........       10,331
         50   *Vitria Technology Inc. ..........       11,700
                                                  -----------
                                                    2,826,737
                                                  -----------
              DIRECT MARKETING (0.6%)
      2,100   *Valuevision Intl. Inc. ..........      120,356
                                                  -----------
              ELECTRONIC COMPONENTS/SEMICONDUCTORS (4.6%)
        500   *Applied Micro Circuits ..........       63,625
      2,500   *Conexnat Systems ................      165,938
      2,100   *Cree Research Inc. ..............      179,288
      3,300   *Integrated Device ...............       95,700
      1,400   *Lattice Semiconductor Corp. .....       65,975
      1,900   *Mips Technologies Inc. ..........       98,800
        100   *Metalink Ltd. ...................        2,037
      2,400   *Power Integrations Inc. .........      115,050
      2,000   *Sawtek Inc. .....................      133,125
        350   *Zoran Corp. .....................       19,513
                                                  -----------
                                                      939,051
                                                  -----------
              FINANCIAL SERVICES (2.4%)
      3,100   *Financial Federal Corp. .........       70,719
      7,700   *Knight/Trimark Group Inc. .......      354,200
      1,950   *Nextcard Inc. ...................       56,306
                                                  -----------
                                                      481,225
                                                  -----------
              FIBER OPTICS (0.4%)
      1,800   *Metromedia Fiber Network ........       86,288
                                                  -----------
              HOTEL/LODGING (0.6%)
      2,400   *Four Seasons Hotels Inc. ........      127,800
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              INTERNET CONTENT (5.5%)
      4,500   *24/7 Media Inc.  ................  $   253,125
      6,900   *Autoweb.com Inc. ................       75,038
      1,400   *About.com Inc. ..................      125,650
        200   *CMG Information Services Inc. ...       55,375
        300   *El Sitio Inc. ...................       11,025
         50   *Egreetings Network Inc. .........          506
      1,300   *Infospace.com Inc. ..............      278,200
         50   *Medialogic Inc. .................        1,050
        300   *Mypoints.com Inc. ...............       22,200
        700   *NBC Internet Inc. ...............       54,075
        300   *Netcreations Inc. ...............       13,200
      4,200   *Sportsline USA Inc. .............      210,525
        500   *Webstakes.com Inc. ..............        9,875
                                                  -----------
                                                    1,109,844
                                                  -----------
              INTERNET SOFTWARE (11.8%)
      1,100   *Applied Theory Corp. ............       30,525
      1,100   *Broadvsion Inc. .................      187,069
        100   *C-Bridge Internet So ............        4,862
      1,500   *Clarent Corp. ...................      116,625
        800   *Cybersource Corp. ...............       41,400
      4,700   *Concentric Network Corp. ........      144,819
      3,050   *DSL.net Inc. ....................       44,034
      1,300   *Earthlink Network Inc. ..........       55,250
        100   *ECollege.com Inc. ...............        1,094
        450   *Espeed Inc. CL A ................       16,003
        250   *Gric Communications .............        6,344
        550   *Internap Network Services .......       95,150
      2,550   *ITXC Corp. ......................       85,744
        750   *Keynote Systems Inc. ............       55,313
      2,800   *Liquid Audio Inc. ...............       73,500
      2,600   *National Info Consortium Inc. ...       83,200
      1,100   *Netopia Inc. ....................       59,744
      1,700   *Navisite Inc. ...................      170,000
        900   *Netcentives Inc. ................       56,081
      2,000   *PC-Tel Inc. .....................      105,000
      1,500   *Pcorder.com Inc. ................       76,500
      1,450   *Proxicom Inc. ...................      180,253
      1,500   *Psinet Inc. .....................       92,625
      4,400   *Ramp Networks Inc. ..............       67,100
        900   *Scient Corp. ....................       77,794
      1,300   *Silknet Software Inc. ...........      215,475
      2,800   *Verio Inc. ......................      129,325
        700   *Vignette Corp. ..................      114,100
        150   *Xpedior Inc. ....................        4,312
                                                  -----------
                                                    2,389,241
                                                  -----------
              MEDIA & PUBLISHING (1.6%)
      2,800   *Macromedia Inc. .................      204,750
      1,100   *Univision Communications Inc. ...      112,406
                                                  -----------
                                                      317,156
                                                  -----------
              MEDICAL & RELATED (4.5%)
      2,700   *Cytyc Corp. .....................      164,869
      2,600   *Medarex Inc. ....................       96,850

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              MEDICAL & RELATED CONTINUED
      1,100   *Medimmune Inc. ..................  $   182,463
          1   *Medtronic Inc. ..................           15
      1,900   *Pharamacyclics Inc. .............       78,375
      1,500   *Protein Design Labs Inc. ........      105,000
      3,300   *Resmed Inc. .....................      137,775
      4,800   *Visible Genetics Inc. ...........      144,000
                                                  -----------
                                                      909,347
                                                  -----------
              MOTION PICTURES & SERVICES (0.4%)
      1,200   *Macrovision Corp. ...............       88,800
                                                  -----------
              NETWORKING PRODUCTS (2.9%)
         50   *Cobalt Networks Inc. ............        5,419
      1,200   *Extreme Networks Inc. ...........      100,200
        300   *Foundry Networks Inc. ...........       90,506
      2,000   *Legato Systems Inc. .............      137,625
      4,850   *Netscout Systems Inc. ...........      150,350
      1,200   *Network Appliance Inc. ..........       99,675
                                                  -----------
                                                      583,775
                                                  -----------
              PERSONAL SERVICES (0.7%)
      6,050   *Student Advantage Inc. ..........      134,234
                                                  -----------
              PRE-PACKAGED SOFTWARE (2.2%)
      3,000   *Brio Technology Inc. ............      126,000
      2,500   *Peregrine Systems Inc. ..........      206,563
      1,000   *Realnetworks Inc. ...............      121,187
                                                  -----------
                                                      453,750
                                                  -----------
              RETAIL (2.4%)
      2,000   *American Eagle Outfitters
               Inc. ............................       90,000
      3,200   *Bed Bath & Beyond Inc. ..........      111,200
      1,100   *Expedia Inc. CL A ...............       38,500
      3,200   *Factory 2-U Stores Inc. .........       90,800
        250   *Mothernature.com ................        1,828
      2,900   *Ticketmaster Online City Search
               Inc. ............................      111,469
      3,750   *VitaminShoppe.com ...............       34,219
                                                  -----------
                                                      478,016
                                                  -----------
              TELECOMMUNICATIONS EQUIPMENT (3.1%)
      2,900   *Aware Inc. ......................      105,488
      1,900   *Digital Lightwave Inc. ..........      121,600
      1,250   *Ditech Communication Corp. ......      116,875
      1,300   *Efficient Networks ..............       88,400
      2,500   *Primus Telecommunications .......       95,625
      1,800   *Viatel Inc. .....................       96,525
                                                  -----------
                                                      624,513
                                                  -----------
              TELECOMMUNICATIONS SERVICES (4.6%)
      2,200   *Allegiance Telecom Inc. .........      202,950
      2,600   *Caprock Communication Corp. .....       84,338
      3,400   Copper Mountain Networks Inc. ....      165,750
      2,800   *Crown Castle Intl. Corp. ........       89,950
      5,400   *Electric Lightwave Inc. CL A ....      101,250
        100   *Ibasis Inc. .....................        2,875
        100   *Infonet Services ................        2,625

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                                                    MARKET
  SHARES                 COMMON STOCK                VALUE
-------------------------------------------------------------
              TELECOMMUNICATIONS SERVICES CONTINUED
      2,800   *McLeodUSA Inc. CL A .............  $   164,850
      1,700   *Panamsat Corp. ..................      100,937
        650   *Z-Tel Technologies ..............       26,244
                                                  -----------
                                                      941,769
                                                  -----------
              TRANSPORTATION & EQUIPMENT (0.5%)
      2,100   *Forward Air Corp. ...............       91,087
                                                  -----------
              WIRELESS EQUIPMENT (1.7%)
      6,000   *American Tower Corp. ............      183,375
      2,700   *Pinacle Holdings ................      114,413
        700   *RF Micro Devices Inc. ...........       47,906
                                                  -----------
                                                      345,694
                                                  -----------
              TOTAL COMMON STOCK (86.3%) (COST
               $10,064,019).....................  $17,491,623
                                                  -----------
   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
$ 2,559,000   Firstar 1.000% 01/03/00 repurchase
               price $2,559,210 collateralized
               by GNMA certificates pool # 8375
               due 02/20/24 (cost $2,559,000)...  $ 2,559,000
                                                  -----------
              TOTAL SHORT-TERM NOTES
               (12.6%) (COST $2,559,000)........  $ 2,559,000
                                                  -----------
              TOTAL HOLDINGS (98.9%)
               (COST $12,623,019) (A)...........  $20,050,623
                                                  -----------
              CASH & RECEIVABLES,
               NET OF LIABILITIES (1.1%)........      220,851
                                                  -----------
              TOTAL NET ASSETS (100.0%).........  $20,271,474
                                                  ===========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (A)

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1999

Assets:
  Investments in securities at market value
    (note 1) (cost $12,623,019).............  $20,050,623
  Cash in bank..............................          567
  Receivable for fund shares sold...........      239,832
  Dividends and accrued interest
    receivable..............................          183
  Other.....................................          761
                                              -----------
    Total assets............................   20,291,966
                                              -----------
Liabilities:
  Payable for investment management services
    (note 3)................................       13,481
  Other accrued expenses....................        7,011
                                              -----------
    Total liabilities.......................       20,492
                                              -----------
Net assets at market value..................  $20,271,474
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   723,656
  Paid-in capital in excess of par value....   12,120,214
  Net unrealized appreciation on investments
    (note 1)................................    7,427,604
                                              -----------
Net assets at market value..................  $20,271,474
                                              ===========
Shares outstanding (note 4).................      723,656
Net asset value per share...................  $     28.01
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 1999

Investment income:
  Interest...................................  $    2,527
  Dividends..................................      33,179
                                               ----------
    Total investment income..................      35,706
                                               ----------
Expenses:
  Management fees (note 3)...................      64,947
  Custodian fees (note 3)....................       4,793
  Directors' fees (note 3)...................         347
  Professional fees..........................       1,493
  Accounting and transfer agent fees.........       8,305
  Other......................................       2,086
                                               ----------
    Total expenses...........................      81,971
                                               ----------
    Net investment loss......................  $  (46,265)
                                               ----------
Realized and unrealized gain on investments:
  Net realized gain from investments.........  $2,648,384
  Net increase in unrealized appreciation on
    investments..............................   6,870,977
                                               ----------
    Net gain on investments..................   9,519,361
                                               ----------
    Net increase in net assets from
      operations.............................  $9,473,096
                                               ==========

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO(D)

 STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED      MAY 1, 1998 TO
                                                                 1999        DECEMBER 31, 1998
                                                              -----------    -----------------
From operations:
  Net investment loss.......................................  $   (46,265)      $  (17,592)
  Realized gain (loss) on investments.......................    2,648,384         (414,923)
  Unrealized appreciation on investments....................    6,870,977          556,627
                                                              -----------       ----------
      Net increase in net assets from operations............    9,473,096          124,112
                                                              -----------       ----------
Dividends and distributions to shareholders:
  Capital gain distributions................................   (2,233,461)               0
From capital share transactions (note 4):
  Received from shares sold.................................   18,417,413        2,148,414
  Received from dividends reinvested........................    2,233,461                0
  Paid for shares redeemed..................................   (9,890,108)          (1,453)
                                                              -----------       ----------
      Increase in net assets derived from capital share
       transactions.........................................   10,760,766        2,146,961
                                                              -----------       ----------
         Increase in net assets.............................   18,000,401        2,271,073
Net Assets:
  Beginning of period.......................................    2,271,073                0
                                                              -----------       ----------
  End of period.............................................  $20,271,474       $2,271,073
                                                              ===========       ==========

 FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED     MAY 1, 1998 TO
                                                                 1999       DECEMBER 31, 1998
                                                              ----------    -----------------
Per share data:
Net asset value, beginning of period........................   $ 10.47           $10.00
Income from investment operations:
  Net investment loss.......................................     (0.12)          (0.09)
  Net realized and unrealized gain on investments...........     21.25             0.56
                                                               -------           ------
    Total income from investment operations.................     21.13             0.47
                                                               -------           ------
Less distributions:
  Distributions from net realized capital gains.............     (3.59)            0.00
                                                               -------           ------
Net asset value, end of period..............................   $ 28.01           $10.47
                                                               =======           ======
Total return................................................    202.38%            4.62%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets.................      1.09%            1.96%(a,c)
    Ratio of net investment income (loss) to average net
     assets.................................................     (0.61)%           1.47%(a,c)
  Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets.................      1.09%            2.72%(a,c)
Portfolio turnover rate.....................................       185%             121%
Net assets at end of period (millions)......................   $  20.3           $  2.3

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998. (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Capital Growth portfolio.

(d) Prior to 8/1/99 the portfolio was known as the Small Cap Growth portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of twenty separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- capital growth.

   - Core Growth Portfolio -- long-term capital appreciation.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Strategic Income Portfolio -- high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and the remainder in other income producing securities.

   - Firstar Growth and Income Portfolio -- reasonable income and long-term capital appreciation by investing in income producing securities including dividend-paying common, preferred stocks and fixed-income securities.

   - Relative Value Portfolio -- maximum total return consistent with reasonable risk by investing primarily in equity securities.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

   - High Income Bond Portfolio -- seek high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Capital Growth -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio other than the Money Market Portfolio and S&P 500 Index Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper and/or US Treasuries. The Aggressive Growth Portfolio currently holds investments in S&P 500 Index Future Contracts. The futures contracts in the S&P 500 Index Portfolio at December 31, 1999 are as follows:

                                             EXPIRATION   UNDERLYING FACE   UNREALIZED   CASH DEPOSITED AS
   PORTFOLIO            PURCHASED               DATE      AMOUNT AT VALUE   GAIN/LOSS    MARGIN REQUIREMENT
   ---------            ---------            ----------   ---------------   ----------   ------------------
    S&P 500    284 S&P 500 Index Contracts   March '00     $105,378,200     $4,583,200       $5,492,391

The Growth & Income Portfolio wrote the following option contracts during 1999:

                                                                               NUMBER
                                                              AMOUNT OF     OF CONTRACTS
                                                               PREMIUMS       OPTIONED
                                                              ----------    ------------
Options outstanding 12/31/98................................  $        0           0
Options written.............................................  $  371,247         575
Options expired.............................................  ($ 102,022)       (295)
Options exercised...........................................  $        0           0
Options Closed..............................................  ($ 269,225)       (280)
                                                              ----------        ----
Options outstanding 12/31/99................................  $        0           0
                                                              ==========        ====

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method except in the case of the Aggressive Growth and Growth and Income Portfolios in which the identified cost basis is used.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip and Small Cap Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities--at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At December 31, 1999 certain of the portfolios invested in repurchase agreements in which the aggregate amounted to $15,043,000. These securities are collateralized by various GNMA certificates with a market value of $15,459,983. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to net operating and wash sales losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made in the International, Small Cap, International Small Company, Aggressive Growth, Core Growth and Capital Growth Portfolios: accumulated net investment loss has been decreased by $5,037,676, $641,905, $733,007, $75,692, $143,620 and $46,265 respectively, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $5,037,676, $641,905, $733,007, $75,692, $143,620 and
   $46,265 respectively. This reclassification has no effect on net assets or net asset value per share. The amount of losses recognized for financial reporting purposes in excess of federal income tax reporting purposes in the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income, Blue Chip and Capital Growth Portfolios were $693,803, $74,111, $271,961, $32,794, $489,046,
   $83,836, $260,863, $8,625, $543, $12,900, $334, $14,108 and $23,883
   respectively. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                                                                                                                CAPITAL
                                                EQUITY           BOND            OMNI        INTERNATIONAL    APPRECIATION
                                             ------------    -------------    -----------    -------------    ------------
Gross unrealized:
  Appreciation.............................  $ 61,093,308     $   161,959     $68,412,201     $66,661,007     $ 5,468,219
  Depreciation.............................   (23,336,283)     (1,130,838)     (6,439,058)       (963,171)     (5,755,588)
Net Unrealized:
  Appreciation (Depreciation)..............    37,757,025        (968,879)     61,973,143      65,697,836        (287,369)

                                                SMALL        INTERNATIONAL    AGGRESSIVE        CORE         GROWTH &
                                                 CAP         SMALL COMPANY      GROWTH         GROWTH         INCOME
                                             ------------    -------------    -----------    -----------    -----------
Gross unrealized:
  Appreciation.............................  $ 59,863,916     $17,182,885     $ 5,997,068    $10,536,910    $28,773,514
  Depreciation.............................    (2,492,220)       (352,148)     (1,092,737)      (342,706)    (2,764,675)
Net Unrealized:
  Appreciation.............................    57,371,696      16,830,737       4,904,331     10,194,204     26,008,839

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                               FIRSTAR
                                                                SOCIAL         STRATEGIC       GROWTH        RELATIVE
                                               S&P 500         AWARENESS        INCOME        & INCOME         VALUE
                                             ------------    -------------    -----------    -----------    -----------
Gross unrealized:
  Appreciation.............................  $ 28,927,674     $   838,442     $    16,525    $   275,001    $ 3,258,043
  Depreciation.............................    (4,816,013)       (136,958)       (340,950)       (99,873)      (671,862)
Net Unrealized:
  Appreciation (Depreciation)..............    24,111,661         701,484        (324,425)       175,128      2,586,181

                                                                EQUITY        HIGH INCOME      CAPITAL
                                              BLUE CHIP         INCOME           BOND          GROWTH
                                             ------------    -------------    -----------    -----------
Gross unrealized:
  Appreciation.............................  $    695,359     $   931,657     $   354,483    $ 7,549,617
  Depreciation.............................      (485,453)       (221,157)     (1,070,563)       (98,130)
Net Unrealized:
  Appreciation (Depreciation)..............       209,906         710,500        (716,080)     7,451,487

   For Federal income tax purposes, the Bond, Aggressive Growth, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Equity Income and High Income Bond Portfolios had capital loss carryovers of $305,798, $1,752,158, $2,433,931 $375,826, $50,917, $169,231, $76,310 and
   $196,803 respectively, at December 31, 1999. If not offset by capital gains, $41,235 will expire in 2003 and $2,893 in 2005 in the Bond Portfolio, $230,373, $622,020, $97,030 and $5,714 will expire in 2006 in the Bond,
   Social Awareness, Strategic Income and Equity Income Portfolios, respectively and $31,297, $1,752,158, $1,811,911, $278,796, $50,917, $169,231, $70,596 and
   $196,803 will expire in 2007 in the Bond, Aggressive Growth, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Equity Income and High Income Bond Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                                                                                               CAPITAL
                                               EQUITY           BOND            OMNI        INTERNATIONAL    APPRECIATION
                                            ------------    -------------    -----------    -------------    ------------
Stocks & Bonds:
  Purchases...............................  $339,032,461     $ 2,075,823     $73,768,287    $416,649,551     $ 21,875,422
  Sales...................................   342,273,276       3,062,866      92,715,064     449,551,906       33,594,817
U.S. Government Obligations
  Purchases...............................            --              --              --              --          632,836
  Sales...................................            --         500,000       1,275,000              --        2,938,055

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                               SMALL        INTERNATIONAL    AGGRESSIVE         CORE          GROWTH &
                                                CAP         SMALL COMPANY      GROWTH          GROWTH          INCOME
                                            ------------    -------------    -----------    ------------    ------------
Stocks & Bonds:
  Purchases...............................  $169,768,467     $78,920,047     $54,843,583    $ 50,981,138    $304,708,563
  Sales...................................   164,571,666      72,922,749      57,414,856      47,352,429     286,401,809
U.S. Government Obligations
  Purchases...............................            --              --              --              --              --
  Sales...................................            --              --              --              --              --

                                                               SOCIAL         STRATEGIC     FIRSTAR GROWTH      RELATIVE
                                              S&P 500         AWARENESS        INCOME          & INCOME          VALUE
                                            ------------    -------------    -----------    --------------    ------------
Stocks & Bonds:
  Purchases...............................  $ 92,702,727     $ 4,735,735     $ 1,893,058     $  5,676,834     $  2,425,215
  Sales...................................    56,811,197       8,048,175       2,283,150        5,565,717          969,221
U.S. Government Obligations
  Purchases...............................            --              --              --               --               --
  Sales...................................            --              --              --               --               --

                                                             HIGH INCOME       EQUITY         CAPITAL
                                             BLUE CHIP          BOND           INCOME          GROWTH
                                            ------------    -------------    -----------    ------------
Stocks & Bonds:
  Purchases...............................  $  2,760,701     $ 5,828,367     $ 3,025,659    $ 17,743,903
  Sales...................................     1,052,403       3,324,379       1,489,016      11,966,813
U.S. Government Obligations:
  Purchases...............................            --              --              --              --
  Sales...................................            --              --              --              --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Firstar Growth & Income, Relative Value, Capital Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million,
   (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; (i) for the High Income Bond and Equity Income, 0.75% of each Portfolio's net assets; and (j) for the Equity Portfolio, 0.80% of the first $500 million of the Portfolio's net assets, and 0.75% of net assets over $500 million. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%. In addition, after January 1, 1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Capital Growth,

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Strategic Income, Firstar Growth & Income, Relative Value, High Income Bond, Equity Income, Blue Chip, and Equity Portfolios subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with T. Rowe Price Associates, Inc. ("TRPA"), Founders Asset Management, Inc. ("FAM"), Strong Capital Management, Inc. ("SCM"), Pilgrim Baxter & Associates, Ltd. ("PBA"), Robertson Stephens Investment Management, L.P. ("RSIM"), Firstar Bank, N.A. ("Firstar"), Firstar Investment Research and Management Co., L.L.C. ("Firmco"), Federated Investment Counseling ("FIC"), and Legg Mason Fund Advisers, Inc. ("LM") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) TRPA receives from ONI a fee at an annual rate of 0.50% of average daily net assets of the Capital Appreciation Portfolio, (b) FAM receives from ONI a fee at an annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap Portfolio; (c) SCM receives from ONI a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio; (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth
   Portfolio: (e) RSIM receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Small Cap Growth Portfolio; (f) Firstar receives from ONI fees at an annual rate of
   (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio; (g) Firmco receives from ONI fees at an annual rate of 0.65% of the first $50 million and 0.60% of average daily assets in excess of $50 million of the First Growth & Income Portfolio; (h) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio, (iii) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (iv) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio; and (i) LM receives from ONI fees at the annual rate of 0.45% of the first $500 million and 0.40% of the average daily net assets in excess of $500 million of the Equity Portfolio.

   Prior to January 1, 1999 Societe Generale Asset Management Corp. sub-advised the International and International Small Company Portfolios. Effective August 1, 1999 LM replaced ONI (adviser) as the sub-adviser for the Equity Portfolio.

   Effective January 3, 2000 Jennison Associates LLC replaced T. Rowe Price Associates, Inc. as the sub-adviser for the Capital Appreciation Portfolio and Janus Capital Corp. replaced Strong Capital Management, Inc. as the sub-adviser for the Aggressive Growth Portfolio. As compensation for their services Jennison will receive from ONI fees at an annual rate of 0.50% of the average net assets of the Capital Appreciation Portfolio and Janus will receive from ONI fees at an annual rate of 0.55% of the first $50 million of the average net assets and 0.45% of average net assets in excess of $50 million of the Aggressive Growth Portfolio.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and International Small Company Portfolios is Firstar Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six months ended December 31, 1999 and the year ended December 31, 1998 were as follows:

                                                     EQUITY                 MONEY MARKET                   BOND
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    957,794      675,941    22,320,710    6,102,024      532,591      986,062
Capital shares issued on reinvested
  dividends................................  4,875,492      254,451       257,858      164,506      171,315      150,778
Capital shares redeemed....................  1,560,827      883,690    20,302,903    4,740,526      777,574      486,752

                                                      OMNI                  INTERNATIONAL          CAPITAL APPRECIATION
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    366,349    1,413,338       908,052      848,791      611,576    1,366,055
Capital shares issued on reinvested
  dividends................................    488,865      264,859            --      855,911      658,894      580,235
Capital shares redeemed....................  2,428,393      872,309     3,773,197    2,444,300    1,857,003      443,155

                                                   SMALL CAP             INT'L SMALL COMPANY        AGGRESSIVE GROWTH
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    873,277      918,465       444,549      346,731      381,709      667,591
Capital shares issued on reinvested
  dividends................................  1,388,684           47       191,099      211,017           --      159,625
Capital shares redeemed....................    602,086      381,989       593,735      252,173      775,957      249,214

                                                  CORE GROWTH              GROWTH & INCOME               S&P 500
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    781,709      447,717     1,882,536    2,697,893    6,848,877    4,704,361
Capital shares issued on reinvested
  dividends................................    395,539           --       905,619       31,748    1,258,144      394,979
Capital shares redeemed....................    442,104      315,206       536,400      416,202    1,325,233      366,640

                                                SOCIAL AWARENESS          STRATEGIC INCOME        FIRSTAR GROWTH & INCOME
                                             ----------------------    -----------------------    ------------------------
                                               YEAR         YEAR          YEAR         YEAR          YEAR          YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED         ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98      12-31-99      12-31-98
                                             ---------    ---------    ----------    ---------    ----------    ----------
Capital shares issued on sales.............     99,912      491,246        28,748      116,213       41,852        98,689
Capital shares issued on reinvested
  dividends................................      2,521        3,763        28,040       27,950        4,000        12,199
Capital shares redeemed....................    503,237      170,620       113,496       33,901       75,846        32,973

                                                 RELATIVE VALUE               BLUE CHIP                EQUITY INC.
                                             ----------------------    -----------------------    ----------------------
                                               YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98     12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------    ---------    ---------
Capital shares issued on sales.............    181,502      486,057       282,532      287,536      192,426      216,229
Capital shares issued on reinvested
  dividends................................      5,881       13,803         6,959          403        2,831        1,309
Capital shares redeemed....................    110,451      285,649       122,210        6,276       52,654        6,719

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                  HIGH INCOME              CAPITAL GROWTH
                                             ----------------------    -----------------------
                                               YEAR         YEAR          YEAR         YEAR
                                               ENDED        ENDED        ENDED         ENDED
                                             12-31-99     12-31-98      12-31-99     12-31-98
                                             ---------    ---------    ----------    ---------
Capital shares issued on sales.............    314,320    1,046,722       876,365      217,195
Capital shares issued on reinvested
  dividends................................     74,356       42,369        81,368           --
Capital shares redeemed....................    108,995          855       451,086          186

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

(5) COMMITMENTS

   As of December 31, 1999, the International and International Small Company Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

                            INTERNATIONAL PORTFOLIO

            CURRENCY TO BE DELIVERED                  CURRENCY TO BE RECEIVED                       UNREALIZED
 SETTLE    --------------------------  U.S. $ VAL.   --------------------------  U.S. $ VAL.   --------------------
 DATES       AMOUNT         TYPE       AT 12/31/99     AMOUNT         TYPE       AT 12/31/99     GAIN       LOSS
 ------    ----------  --------------  -----------   ----------  --------------  -----------   --------   ---------
10/05/01   3,650,000   New Zld Dollar   1,910,958    1,750,175   U.S. Dollar      1,750,175               $(160,783)
10/05/01   1,942,166   U.S. Dollar      1,942,166    3,650,000   New Zld Dollar   1,910,958                 (31,208)
                                       ----------                                ----------    --------   ---------
                                       $3,853,124                                $3,661,133    $      0   $(191,991)
                                       ==========                                ==========    ========   =========

                          INTERNATIONAL SMALL COMPANY

            CURRENCY TO BE DELIVERED                  CURRENCY TO BE RECEIVED                       UNREALIZED
 SETTLE    --------------------------  U.S. $ VAL.   --------------------------  U.S. $ VAL.   --------------------
 DATES       AMOUNT         TYPE       AT 12/31/99     AMOUNT         TYPE       AT 12/31/99     GAIN       LOSS
 ------    ----------  --------------  -----------   ----------  --------------  -----------   --------   ---------
11/13/00   18,480,000  Japanese Yen       189,899       173,147  U.S. Dollar        173,147               $(16,752)
11/13/00      178,035  U.S. Dollar        178,035    18,480,000  Japanese Yen       189,899    $ 11,864
                                       ----------                                ----------    --------   ---------
                                       $  367,934                                $  363,046    $ 11,864   $(16,752)
                                       ==========                                ==========    ========   =========

                                                                     (continued)

OHIO NATIONAL FUND, INC.

 INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Ohio National Fund, Inc. -- Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio (formerly Small Cap Growth Portfolio), Small Cap Portfolio, International Small Company Portfolio (formerly Global Contrarian Portfolio), Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio, Social Awareness Portfolio, Strategic Income Portfolio, Firstar Growth & Income Portfolio (formerly Stellar Portfolio), Relative Value Portfolio, Blue Chip Portfolio, Equity Income Portfolio, High Income Bond Portfolio, Capital Growth Portfolio (formerly the Small Cap Growth Portfolio) (collectively, the Funds), including the schedules of investments, as of December 31, 1999 and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodians and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Cincinnati, Ohio
February 11, 2000

                            OHIO NATIONAL FUND, INC.

                                    Form N-1A


                                     PART C.


                                OTHER INFORMATION

FINANCIAL STATEMENTS AND EXHIBITS

The following audited financial statements are included in Part B of this registration statement:

              Statements of Assets and Liabilities as of December 31, 1999

              Statements of Operations for the Year or Periods Ended December 31, 1999

              Statements of Changes in Net Assets for the Years Ended December 31, 1999 and 1998

              Schedule of Investments at December 31, 1999 -- Equity Portfolio

              Schedule of Investments at December 31, 1999 -- Money Market Portfolio

              Schedule of Investments at December 31, 1999 -- Bond Portfolio

              Schedule of Investments at December 31, 1999 -- Omni Portfolio

              Schedule of Investments at December 31, 1999 -- International Portfolio

              Schedule of Investments at December 31, 1999 -- Capital Appreciation Portfolio

              Schedule of Investments at December 31, 1999 -- Small Cap
              Portfolio

              Schedule of Investments at December 31, 1999 -- International Small Company Portfolio

              Schedule of Investments at December 31, 1999 -- Aggressive Growth Portfolio

              Schedule of Investments at December 31, 1999 -- Core Growth Portfolio

              Schedule of Investments at December 31, 1999 -- Growth & Income Portfolio

              Schedule of Investments at December 31, 1999 -- S&P 500 Index Portfolio

              Schedule of Investments at December 31, 1999 -- Social Awareness Portfolio

              Schedule of Investments at December 31, 1999 -- Strategic Income Portfolio

              Schedule of Investments at December 31, 1999 -- Firstar Growth & Income Portfolio

              Schedule of Investments at December 31, 1999 -- Relative Value Portfolio

              Schedule of Investments at December 31, 1999 -- High Income Bond Portfolio

              Schedule of Investments at December 31, 1999 -- Equity Income Portfolio

              Schedule of Investments at December 31, 1999 -- Blue Chip
              Portfolio

              Schedule of Investments at December 31, 1999 -- Capital Growth Portfolio

              Notes to Financial Statements for December 31, 1999

              Independent Auditors' Report of KPMG LLP dated February 11, 2000

The following audited financial information is included in Part A of this registration statement:

              Financial Highlights (Ten years ended December 31, 1999)

Written Consents of the Following Persons:

              KPMG LLP

              Ronald L. Benedict, Esq. as Legal Counsel to the Registrant

              Jones & Blouch L.L.P. as Legal Counsel to the Registrant

Exhibits:

(p)  The Registrant's Code of Ethics

All other relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

              (a) Articles of Incorporation of the Registrant (amended as of November 2, 1982) were filed as Exhibit (1) of the Registrant's Form N-1, Post-effective Amendment No. 6, on August 3, 1982.

              (a)(1) Articles Supplementary of the Registrant, effective December 30, 1992, were filed as Exhibit (1)(a) of the Registrant's Form N-1A, Post-effective amendment No. 21, on February 26, 1993.

              (a)(2) Articles Supplementary of the Registrant, effective March 1, 1994, were filed as Exhibit (1)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 24, on March 2, 1994.

              (a)(3) Articles Supplementary of the Registrant, effective December 15, 1994 were filed as Exhibit (1)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.


              (a)(4) Articles Supplementary of the Registrant, effective September 16, 1996 were filed as Exhibit (1)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (a)(5) Articles Supplementary of the Registrant, effective March 17, 1998, were filed as Exhibit (1)(e) of the Registrant's Form N-1A, Post-effective Amendment no. 36, on April 24, 1998.

              (b) By-laws of the Registrant (as amended March 16, 1989) were filed as Exhibit (2) of the Registrant's Form N-1A, Post-effective Amendment No. 17, on March 27, 1989.

              (c)(1) Specimen of certificated securities of the Registrant's International Portfolio was filed as Exhibit (4) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (c)(2) Specimen of certificated securities of the Registrant's Capital Appreciation Portfolio was filed as Exhibit
                        (4)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(3) Specimen of certificated securities of the Registrant's Small Cap Portfolio was filed as Exhibit (4)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(4) Specimens of certificated securities of the Registrant's Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (4)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (c)(5) Specimens of certificated securities of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios were filed as Exhibit no. (4)(d) of the Registrant's Form N-1A, Post-effective Amendment no.
                        32, on October 21, 1996.

              (c)(6) Specimen of certificated securities of the Registrant's Nasdaq 100 Index portfolio was filed as Exhibit (c)(6) of the Registrant's Form N-1A, Post-effective
                        Amendment no. 39, on February 4, 2000.

              (d) Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., dated May 1, 1996, was filed as Exhibit (5)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 1, 1996, and Schedule A, thereto effective May 1, 1998, was filed as Exhibit (5)(a)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998.

               (d)(1) Sub-Advisory Agreement (for the Capital Appreciation portfolio) between Ohio National Investments, Inc. and Jennison Associates LLC dated January 3, 2000 was filed as Exhibit (d)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (d)(2) Sub-Advisory Agreement dated April 1, 1998 (for the Small Cap Portfolio) between Ohio National Investments, Inc. and Founders Asset Management LLC was filed as Exhibit (5)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998 with an amendment filed as Exhibit (d)(2)(i) under Post-effective Amendment no. 37 on February 25, 1999.

              (d)(3) Sub-Advisory Agreement (for the Aggressive Growth portfolio) between Ohio National Investments, Inc. and Janus Capital Corporation dated January 19, 2000 was filed as Exhibit (d)(3) of the Registrant's Form N-1A, Post-effective Amendment No. 39, on February 4, 2000.

              (d)(4) Sub-Advisory Agreement (for the Core Growth Portfolio) between Ohio National Investments, Inc. and Pilgrim Baxter & Associates, Ltd., date January 3, 1997 was filed as Exhibit no. (5)(f) of the Registrant's
                        Form N-1A, Post-effective Amendment no. 32, on
                        October 21, 1996 with an amendment filed as Exhibit
                        (d)(4)(i) under Post-effective Amendment no. 37 on February 25, 1999.

              (d)(5) Sub-Advisory Agreement (for the Strategic Income and Relative Value Portfolios) between Ohio National Investments, Inc. and Star Bank, N.A., dated January 3, 1997 was filed as Exhibit no. (5)(h) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (d)(6) Sub-Advisory Agreement dated May 1, 1998 (for the High Income Bond, Equity Income and Blue Chip Portfolios) between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (5)(j) of the Registrant's Form N-1A Post-effective Amendment no. 35 on February 13, 1998.

              (d)(7) Subadvisory Agreement (for the International and International Small Company Portfolios) between Ohio National Investments, Inc. and Federated Global Research Corp. was filed as Exhibit (d)(7) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.
              (d)(8) Subadvisory Agreement (for the Growth & Income and Capital Growth Portfolios) between Ohio National Investments, Inc. and Robertson Stephens Investment Management, L.P. was filed as Exhibit no. (d)(8) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

              (d)(9) Subadvisory Agreement (for the Firstar Growth & Income Portfolio) between Ohio National Investments, Inc. and Firstar Investment Research & Management Company, LLC was filed as Exhibit (d)(9) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

              (g) Custody Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (8) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (g)(1) Custody Agreement (for the International Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit (8)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993, and the First Amendment thereto (adding the Global Contrarian Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit
                        (8)(a)(i) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (h)(1) Fund Accounting Services Agreement between the Registrant and American Data Services, Inc. was filed as Exhibit (9) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (h)(2) Transfer Agency and Service Agreement between the Registrant and American Data Services, Inc. was filed as Exhibit (9)(a) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (h)(3) Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 31, 1996.

              (h)(4) Master Repurchase Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (9)(c) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (h)(5) Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant's Form N-1A, Post-effective Amendment No. 23, on October 29, 1993.

              (h)(6) Joint Insured Agreement among the Registrant, ONE Fund, Inc., Dow Target Variable Fund LLC and Ohio National Investments, Inc. was filed as Exhibit no. (h)(6) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

              (i)(1) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's International Portfolio was filed as Exhibit (10) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (i)(2) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios was filed as Exhibit (10)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (i)(3) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios was filed as Exhibit no. (10)(b) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (i)(4) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios was filed as Exhibit (10)(c) of the Registrant's Form N-1A, Post-Effective Amendment no. 36 on April 24, 1998.

              (i)(5) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Nasdaq 100 Index portfolio was filed as Exhibit (i)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (j)(1) Investment letter for the initial subscription of capital stock of the Registrant's International Portfolio was filed as Exhibit (13) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993.

              (j)(2) Investment letters for the initial subscriptions of capital stock of the Registrant's Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (13)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (j)(3) Investment letter for the initial subscription of stock of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios was filed as Exhibit
                        (13)(b) of the Registrant's Form N-1A Post-effective Amendment no. 33, on April 25, 1997.



              (j)(4) Investment letter for the initial subscription of stock of the Registrant's Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios was filed as Exhibit (13)(c) of the Registrant's Form N-1A Post-Effective Amendment no. 36 on April 24, 1998.

              (j)(5) Investment letter for the initial subscription of stock of the Registrant's Nasdaq 100 Index portfolio was filed as Exhibit (j)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

PERSONS UNDER COMMON CONTROL WITH REGISTRANT
The Registrant is an affiliate of The Ohio National Life Insurance Company ("ONLI"). The diagram on page 4A shows all persons under common control with the Registrant. ONLI is a mutual life insurer and it owns 100% of the voting securities of each of its subsidiaries. As of April 5, 2000, it also owned
89.4% of the voting securities of the Registrant, which are held of record in the separate accounts of ONLI. The remaining 10.6% of the Registrant's voting securities were owned by Ohio National Life Assurance Corporation ("ONLAC") and held of record in ONLAC's separate account. ONLI owns 100% of the voting securities of Ohio National Investments, Inc. (the "Adviser"). ONLI also owned 49.6% of the voting shares of ONE Fund, Inc. ("ONE Fund") as of that date.

NUMBER OF HOLDERS OF SECURITIES

As of April 3, 2000, the securities of the Registrant were held as follows:


        Title of Class                          Number of Record Holders
        --------------                          ------------------------
        Equity                                              5
        Money Market                                        5
        Bond                                                5
        Omni                                                5
        International                                       5
        Capital Appreciation                                5
        Small Cap                                           5
        International Small Company                         5
        Aggressive Growth                                   5
        Core Growth                                         5
        Growth & Income                                     5
        S&P 500 Index                                       5
        Social Awareness                                    5
        Strategic Income                                    5
        Firstar Growth & Income                             5
        Relative Value                                      5
        Capital Growth                                      5
        High Income Bond                                    5
        Equity Income                                       5
        Blue Chip                                           5
        Nasdaq 100 Index                                    0

INDEMNIFICATION

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant's By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUBADVISERS

Information related to the Registrant's investment adviser (Ohio National Investments, Inc.) and each of the subadvisers retained by the investment adviser for the management of the Registrant's portfolios is contained in the registration statement currently on file with the Commission for each such entity on Form ADV and is incorporated herein by reference. The file numbers of the investment adviser and each subadviser are listed below:

Investment Adviser or Subadviser                          File No.
--------------------------------                          --------

Ohio National Investments, Inc.                           801-51396

Federated Global Investment Management Corp.              801-49470

Federated Investment Counseling                           801-34611

Jennison Associates LLC                                   801-05608

Founders Asset Management LLC                             801-55220

Janus Capital Corporation                                 801-13991

Pilgrim Baxter & Associates, Ltd.                         801-48872

RS Investment Management Co. LLC                          801-29888

Firstar Investment Research & Management Company, LLC     801-28084

Legg Mason Fund Adviser, Inc.                             801-16958

PRINCIPAL UNDERWRITERS

Not Applicable


LOCATION OF ACCOUNTS AND RECORDS

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a)           Journals and other records of original entry:

                 For those portfolios other than the International and International Small Company Portfolios:

                 Firstar
                 425 Walnut Street
                 Cincinnati, Ohio  45202

              and

                 American Data Services, Inc. ("ADS")
                 150 Motor Parkway, Suite 109
                 Hauppauge, NY  11788

                 For the International and International Small Company
                 Portfolios:


                 State Street Bank and Trust Company
                 ("State Street")
                 801 Pennsylvania Street
                 Kansas City, Missouri  64105

(b)           General and auxiliary ledgers:

                 ADS and State Street

(c)           Securities records for portfolio securities:

                 ADS and State Street

(d)           Corporate charter (Articles of Incorporation), By-Laws and Minute
              Books:

                 Ronald L. Benedict, Secretary
                 Ohio National Fund, Inc.
                 One Financial Way
                 Montgomery, Ohio  45242

(e)           Records of brokerage orders:

                 The Adviser

(f)           Records of other portfolio transactions:

                 The Adviser

(g)           Records of options:

                 The Adviser

(h)           Records of trial balances:

                 ADS and The Adviser

(i) Quarterly records of allocation of brokerage orders and commissions:

                 The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

                 The Adviser

(k)           Files of advisory materials

                 The Adviser


MANAGEMENT SERVICES

Not Applicable


UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Ohio National Fund, Inc. certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 25th day of April, 2000.


                                       OHIO NATIONAL FUND, INC.


                                       By   /s/John J. Palmer
                                         ------------------------------
                                         John J. Palmer, President


Attest   /s/Ronald L. Benedict
       --------------------------------
          Ronald L. Benedict, Secretary


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                              Title                                        Date
---------                              -----                                        ----
/s/John J. Palmer
-------------------------               President and Director                  April 25, 2000
John J. Palmer                         (Principal Executive Officer)


/s/Dennis R. Taney
-------------------------              Treasurer (Principal Financial           April 25, 2000
Dennis R. Taney                        and Accounting Officer)


/s/Ronald L. Benedict
-------------------------              Director                                 April 25, 2000
Ronald L. Benedict


/s/James E. Bushman
-------------------------              Director                                 April 25, 2000
James E. Bushman


/s/Ross Love
-------------------------              Director                                 April 25, 2000
Ross Love


/s/George M. Vredeveld
-------------------------              Director                                 April 25, 2000
George M. Vredeveld

                         INDEX OF CONSENTS AND EXHIBITS

                                                                                          Page Number in
Exhibit                                                                                Sequential Numbering
Number               Description                                                       System Where Located
------               -----------                                                       --------------------
                     Consent of KPMG LLP

                     Consent of Ronald L. Benedict, Esq.

                     Consent of Jones & Blouch L.L.P.

Exhibits:

(p)  The Registrant's Code of Ethics

                                    CONSENTS

                                  [Letterhead]


                                                                  April 25, 2000


The Board of Directors
Ohio National Fund, Inc.
One Financial Way
Montgomery, Ohio 45242

Re: Ohio National Fund, Inc. Registration Statement
        File Nos. 2-67464  and 811-3015
        Post-effective Amendment no. 40

Gentlemen:


The undersigned hereby consents to the use of my name under the caption of "Legal Counsel" in the registration statement on Form N-lA of the above captioned registrant.

As required by paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the registrant has certified that the above-captioned post-effective amendment to the registrant's Form N-1A meets all the requirements for effectiveness pursuant to paragraph (b) of that Rule. Having reviewed this amendment, the undersigned legal counsel to the registrant hereby confirms that the amendment does not contain any material that would render it ineligible to become effective pursuant to paragraph (b).

The amendment is being made to add 1999 financial data and other immaterial changes.


                                                  Sincerely,

                                                  /s/ Ronald L. Benedict
                                                  ----------------------
                                                  Ronald L. Benedict
                                                  Secretary and Legal Counsel

RLB/nh

                             Jones & Blouch  L.L.P.
                                 Suite 405-West
                        1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500

                                April 11, 2000

Board of Directors
Ohio National Fund, Inc.
One Financial Way
Cincinnati, OH 45242

    Re:   Ohio National Fund, Inc.
          Registration Statement on Form N-1A
          File No. 2-67464
          -----------------------------------

Dear Sirs:

        We hereby consent to the reference to this firm under the caption "Legal Counsel" in the Statement of Additional Information included in Post-Effective Amendment No. 40 under the Securities Act of 1933 to the Registration Statement for Ohio National Fund, Inc. (File No. 2-67464).

                                        Very truly yours,

                                        /s/ JONES & BLOUCH L.L.P.
                                            --------------------
                                            Jones & Blouch L.L.P.

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report for the Ohio National Fund, Inc. dated February 11, 2000 and to the use of our name under the heading "Financial Highlights of Ohio National Fund, Inc." in the Prospectus and "Experts" in the Statement of Additional Information in Post-Effective Amendment No. 40 to File No. 2-67464.


April 14, 2000
Cincinnati, Ohio